                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   811-21904

                      (Investment Company Act File Number)

                              Federated MDT Series
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  7/31/07

              Date of Reporting Period:  Fiscal year ended 7/31/07

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated Investors
World-Class Investment Manager

Federated MDT All Cap
Core Fund

Established 2002

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

CLASS A SHARES
CLASS C SHARES
CLASS K SHARES

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2007 [1,2]	2006 [2]	2005 [2]	2004 [2]	2003 [2,3]

Net Asset Value, Beginning of Period	$15.08	$15.26	$13.52	$11.75	$10.17
Income From Investment Operations:
Net investment income (loss)	0.02 [4]	0.00 [4,5]	(0.00)[4,5]	0.01	0.00 [5]
Net realized and unrealized gain on investments	2.18	0.70	2.85	2.05	1.58

TOTAL FROM INVESTMENT OPERATIONS	2.20	0.70	2.85	2.06	1.58

Less Distributions:
Distributions from net investment income	--	(0.00)[5]	(0.03)	(0.02)	--
Distributions from net realized gain on investments	(0.54)	(0.88)	(1.08)	(0.27)	--

TOTAL DISTRIBUTIONS	(0.54)	(0.88)	(1.11)	(0.29)	--

Net Asset Value, End of Period	$16.74	$15.08	$15.26	$13.52	$11.75

Total Return[6]	14.67%	4.59%	21.79%	17.53%	15.54%

Ratios to Average Net Assets:

Net expenses	1.36%	1.50%	1.50%	1.50%	1.50%[7]

Net investment income (loss)	0.13%	0.03%	(0.02)%	0.05%	0.21%[7]

Expense waiver/reimbursement[8]	0.00%[9]	0.05%	0.04%	0.15%	0.84%[7]

Supplemental Data:

Net assets, end of period (000 omitted)	$201,888	$101,723	$30,336	$9,628	$1,585

Portfolio turnover	225%	212%	204%	96%	172%[10]

1 MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the organization, are the Fund’s operations.

2 The years ended July 31, 2007 and July 31, 2006 and the period ended July 31, 2003 were audited by Ernst & Young LLP. The years ended July 31, 2005 and 2004 were audited by another independent registered public accounting firm.

3 Reflects operations for the period from February 12, 2003 (date of initial public investment) to July 31, 2003.

4 Per share numbers have been calculated using the average shares method.

5 Represents less than $0.01.

6 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

7 Computed on an annualized basis.

8 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

9 Represents less than 0.01%.

10 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2003.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$14.99	$15.25
Income From Investment Operations:
Net investment income (loss)	(0.11)[3]	(0.10)[3]
Net realized and unrealized gain on investments	2.17	0.72

TOTAL FROM INVESTMENT OPERATIONS	2.06	0.62

Less Distributions:
Distributions from net realized gain on investments	(0.54)	(0.88)

Net Asset Value, End of Period	$16.51	$14.99

Total Return[4]	13.81%	4.01%

Ratios to Average Net Assets:

Net expenses	2.13%	2.25%[5]

Net investment income (loss)	(0.64)%	(0.72)%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.05%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$104,957	$48,189

Portfolio turnover	225%	212%[8]

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the organization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Represents less an 0.01%.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class K Shares

(For a Share Outstanding Throughout the Period)

Period Ended 7/31/2007 [1]

Net Asset Value, Beginning of Period	$16.82
Income From Investment Operations:
Net investment income (loss)	(0.03)[2]
Net realized and unrealized gain on investments	0.61

TOTAL FROM INVESTMENT OPERATIONS	0.58

Less Distributions:
Distributions from net realized gain on investments	(0.54)

Net Asset Value, End of Period	$16.86

Total Return[3]	3.52%

Ratios to Average Net Assets:

Net expenses	1.80%[4]

Net investment income	0.30%[4]

Expense waiver/reimbursement[5]	0.02%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$135

Portfolio turnover	225%[6]

1 Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual:

Class A Shares	$1,000	$1,019.50	$6.56

Class C Shares	$1,000	$1,016.00	$10.50

Class K Shares	$1,000	$1,019.30	$8.86

Hypothetical (assuming a 5% return before expenses):

Class A Shares	$1,000	$1,018.30	$6.56

Class C Shares	$1,000	$1,014.38	$10.49

Class K Shares	$1,000	$1,016.02	$8.85

1 Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.31%

Class C Shares	2.10%

Class K Shares	1.77%

Management’s Discussion of Fund Performance

The fund’s total return for the fiscal year ended July 31, 2007 was 14.67% for Class A Shares, 13.81% for Class C Shares and 14.50% for Class K Shares.1 The total return of the Russell 3000® Index (Russell 3000®)2 was 16.08% for the same period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 3000.® The total return of the Lipper Multi-Cap Core Funds Index3 was 18.31% for the same period.

1 The fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT All Cap Core Fund.

2 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Market Overview

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000 Index, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index4 which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index5 and the Russell 2000® Index,6 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index7 returning 19.24% as compared to 12.97% for the Russell 3000 Value® Index.8

The best performing sectors during the reporting period in the Russell 3000® were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

4 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

6 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments can not be made directly in an index.

7 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments can not be made directly in an index.

8 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments can not be made directly in an index.

Fund Performance

The most significant positive factor in the fund’s performance relative to the Russell 3000® Index was its overweight and stock selection in the Energy sector. Additionally, the fund’s stock selection in the Materials and Industrials sectors overcame the fund’s modest underweights in these well-performing sectors to provide modest contributions to relative performance. The most significant negative factor in the fund’s performance relative to the Russell 3000® was its overweight in the Financials sector. Stock selection in the sector contributed to relative performance but was outpaced by the overweight in this sector which significantly underperformed the benchmark.

Individual stocks contributing to the fund’s performance relative to the Russell 3000® included: Apple Computer Inc., Schlumberger Limited Ltd., Marathon Oil Corp., Chevron Corp., and Morgan Stanley.

Individual stocks detracting from the performance relative to the Russell 3000® included: Exxon Mobil Corp., Merrill Lynch & Co., Inc., Genentech Inc., Cisco Systems Inc., and Ambac Financial Group.

GROWTH OF A $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT All Cap Core Fund (Class A Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2007, compared to the Russell 3000 Index (Russell 3000)2 and the Lipper Multi-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	8.37%

Start of Performance (10/1/2002)[4]	14.29%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as far as falling into the respected categories indicated. Lipper figures do not reflect sales charges.

4 The start of performance date was October 1, 2002. Class A Shares of the Fund were offered beginning February 12, 2003. Performance results shown before that date are for the Fund’s Institutional Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund’s Class A Shares. The Fund’s Institutional Shares commenced operations on October 1, 2002. The Fund’s Class A Shares annual returns would have been substantially similar to those of the Fund’s Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT -- CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT All Cap Core Fund (Class C Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2007, compared to the Russell 3000 Index (Russell 3000)2 and the Lipper Multi-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	12.81%

Start of Performance (10/1/2002)[4]	14.78%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as far as falling into the respected categories indicated. Lipper figures do not reflect sales charges.

4 The start of performance date was October 1, 2002. Class C Shares of the Fund were offered beginning September 15, 2005. Performance results shown before that date are for the Fund’s Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund’s Class C Shares. The Fund’s Institutional Shares commenced operations on October 1, 2002. The Fund’s Class C Shares annual returns would have been substantially similar to those of the Fund’s Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT -- CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT All Cap Core Fund (Class K Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2007, compared to the Russell 3000 Index (Russell 3000)2 and the Lipper Multi-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	14.50%

Start of Performance (10/1/2002)[4]	15.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as far as falling into the respected categories indicated. Lipper figures do not reflect sales charges.

4 The start of performance date was October 1, 2002. Class K Shares of the Fund were offered beginning December 12, 2006. Performance results shown before that date are for the Fund’s Institutional Shares and have been adjusted for the total annual operating expenses applicable to the Fund’s Class K Shares. The Fund’s Institutional Shares commenced operations on October 1, 2002. The Fund’s Class K Shares annual returns would have been substantially similar to those of the Fund’s Institutional Shares because Shares of each class are invested in the same portfolio of securities.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Money Center Bank	7.6%

Regional Bank	5.6%

Multi-Line Insurance	5.4%

Oil Well Supply	5.4%

Internet Services	5.3%

Securities Brokerage	5.3%

Computers -- Low End	4.7%

Integrated Domestic Oil	4.7%

Life Insurance	4.5%

Integrated International Oil	4.2%

Property Liability Insurance	4.2%

Building Supply Stores	4.0%

Agricultural Chemicals	3.8%

Financial Services	3.5%

Metal Fabrication	2.6%

Oil Refiner	2.3%

Home Building	1.8%

Railroad	1.7%

Biotechnology	1.6%

Electric Utility	1.6%

Crude Oil & Gas Production	1.4%

Diversified Oil	1.3%

Ethical Drugs	1.2%

Offshore Driller	1.2%

Miscellaneous Food Products	1.1%

Oil Service, Explore & Drill	1.0%

Undesignated Consumer Cyclicals	1.0%

Other[2]	10.4%

Cash Equivalents[3]	1.5%

Other Assets and Liabilities--Net[4]	0.1%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other”.

3 Cash Equivalents include any investments in money market mutual funds and/or any overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--98.4%
		Agricultural Chemicals--3.8%
228,500		Monsanto Co.	$14,726,825

		Apparel--0.2%
15,000		Guess ?, Inc.	712,350

		Auto Original Equipment Manufacturers--0.2%
11,200		American Axle & Manufacturing Holdings, Inc.	271,040
1,900		Johnson Controls, Inc.	214,985
4,350		Sun Hydraulics Corp.	129,282
6,400		Superior Industries International, Inc.	118,400

		TOTAL	733,707

		Biotechnology--1.6%
81,500	[1]	Genentech, Inc.	6,061,970
6,800	[1]	Martek Biosciences Corp.	174,216

		TOTAL	6,236,186

		Bituminous Coal--0.0%
6,100		Massey Energy Co.	130,235

		Book Publishing--0.0%
6,000	[1]	Scholastic Corp.	193,080

		Building Supply Stores--4.0%
333,200		Home Depot, Inc.	12,385,044
119,400		Lowe’s Cos., Inc.	3,344,394

		TOTAL	15,729,438

		Cement--0.1%
3,900		Martin Marietta Materials	534,300

		Clothing Stores--0.4%
30,800	[1]	Aeropostale, Inc.	1,172,864
800	[1]	Gymboree Corp.	34,440
8,300	[1]	Hanesbrands, Inc.	257,383

		TOTAL	1,464,687

		Computer Networking--0.2%
23,700	[1]	Juniper Networks, Inc.	710,052

		Computer Peripherals--0.0%
6,000	[1]	Hutchinson Technology, Inc.	120,360

		Computer Stores--0.1%
25,800	[1]	Ingram Micro, Inc., Class A	517,290

		COMMON STOCKS--continued
		Computers - Low End--4.7%
139,100	[1]	Apple, Inc.	$18,327,816

		Construction Machinery--0.1%
3,600		Manitowoc, Inc.	279,612

		Cosmetics & Toiletries--0.0%
5,100	[1]	Bare Escentuals, Inc.	143,871

		Crude Oil & Gas Production--1.4%
37,800		Apache Corp.	3,055,752
13,400	[1]	Bill Barrett Corp.	459,888
14,200		Cimarex Energy Co.	537,470
18,500		Devon Energy Corp.	1,380,285
2,500		Pogo Producing Co.	133,150

		TOTAL	5,566,545

		Defense Aerospace--0.1%
9,100		Goodrich (B.F.) Co.	572,481

		Defense Electronics--0.2%
9,600	[1]	FLIR Systems, Inc.	419,040
2,500	[1]	First Solar, Inc.	281,425

		TOTAL	700,465

		Discount Department Stores--0.1%
26,700		Foot Locker, Inc.	495,552

		Diversified Leisure--0.2%
15,800		Carnival Corp.	700,098

		Diversified Oil--1.3%
86,700		Occidental Petroleum Corp.	4,917,624

		Drug Stores--0.1%
9,900		Longs Drug Stores Corp.	478,764

		Electric Utility--1.6%
36,100		Ameren Corp.	1,732,078
19,900		DTE Energy Co.	922,962
42,100		Edison International	2,226,669
13,900		Pepco Holdings, Inc.	376,273
7,100		Portland General Electric Co.	191,061
11,800		SCANA Corp.	441,084
5,100		Sempra Energy	268,872
4,600		Xcel Energy, Inc.	93,380

		TOTAL	6,252,379

		Electrical Equipment--0.1%
7,900	[1]	Houston Wire & Cable Co.	203,583

		COMMON STOCKS--continued
		Electronic Instruments--0.1%
3,000		Analogic Corp.	$199,170
1,400	[1]	Dionex Corp.	95,214

		TOTAL	294,384

		Ethical Drugs--1.2%
12,200	[1]	King Pharmaceuticals, Inc.	207,522
128,100		Pfizer, Inc.	3,011,631
51,400		Schering Plough Corp.	1,466,956
2,300	[1]	Sciele Pharma, Inc.	53,337

		TOTAL	4,739,446

		Financial Services--3.5%
71,200		Ambac Financial Group, Inc.	4,781,080
31,500		Ameriprise Financial, Inc.	1,898,505
84,300		CIT Group, Inc.	3,471,474
100	[1]	CompuCredit Corp.	2,625
10,900		Janus Capital Group, Inc.	327,654
44,500		MBIA Insurance Corp.	2,496,450
5,400	[1]	Mastercard, Inc.	868,320

		TOTAL	13,846,108

		Gas Distributor--0.2%
8,600		AGL Resources, Inc.	324,220
9,900		MDU Resources Group, Inc.	269,874
5,900		NICOR, Inc.	232,519

		TOTAL	826,613

		Home Building--1.8%
51,500		Centex Corp.	1,921,465
19,000	[1]	Hovnanian Enterprises, Inc., Class A	251,560
30,300		KB HOME	963,843
42,700		Lennar Corp., Class A	1,309,182
15,300		M.D.C. Holdings, Inc.	703,800
600	[1]	NVR, Inc.	347,088
77,000		Pulte Homes, Inc.	1,489,180

		TOTAL	6,986,118

		Insurance Brokerage--0.1%
400	[1]	Markel Corp.	186,200
11,400		Odyssey Re Holdings Corp.	401,280

		TOTAL	587,480

		COMMON STOCKS--continued
		Integrated Domestic Oil--4.7%
215,800		ConocoPhillips	$17,445,272
16,000		Marathon Oil Corp.	883,200

		TOTAL	18,328,472

		Integrated International Oil--4.2%
191,900		Chevron Corp.	16,361,394

		Internet Services--5.3%
82,300	[1]	Amazon.com, Inc.	6,463,842
419,800	[1]	eBay, Inc.	13,601,520
9,500	[1]	Priceline.com, Inc.	606,100

		TOTAL	20,671,462

		Leasing--0.0%
3,200		GATX Corp.	145,152

		Life Insurance--4.5%
2,500		Delphi Financial Group, Inc., Class A	100,425
145,400		MetLife, Inc.	8,755,988
10,000		Nationwide Financial Services, Inc., Class A	569,100
100		Principal Financial Group	5,639
6,500		Protective Life Corp.	279,630
80,100		Prudential Financial, Inc.	7,099,263
11,000		Torchmark Corp.	676,940

		TOTAL	17,486,985

		Lumber Products--0.1%
25,100		Louisiana-Pacific Corp.	464,852

		Mail Order--0.1%
16,100	[1]	Coldwater Creek, Inc.	317,009

		Major Steel Producer--0.1%
6,700		Ryerson, Inc.	215,003

		Maritime--0.4%
2,900	[1]	Kirby Corp.	117,479
17,100		Overseas Shipholding Group, Inc.	1,326,789

		TOTAL	1,444,268

		Medical Supplies--0.1%
4,200	[1]	Kyphon, Inc.	275,604

		Medical Technology--0.7%
11,900	[1]	Intuitive Surgical, Inc.	2,530,059
6,200		Stryker Corp.	387,066

		TOTAL	2,917,125

		COMMON STOCKS--continued
		Metal Fabrication--2.6%
2,900		Olympic Steel, Inc.	$76,183
63,200		Precision Castparts Corp.	8,662,192
17,300		Timken Co.	577,820
35,200		Worthington Industries, Inc.	728,640

		TOTAL	10,044,835

		Mini-Mill Producer--0.3%
29,000		Commercial Metals Corp.	894,360
5,000		Schnitzer Steel Industries, Inc., Class A	270,950

		TOTAL	1,165,310

		Miscellaneous Food Products--1.1%
125,000		Archer-Daniels-Midland Co.	4,200,000

		Miscellaneous Metals--0.3%
2,500		Kennametal, Inc.	191,650
15,100		Metal Management, Inc.	634,351
28,000	[1]	USEC, Inc.	470,120

		TOTAL	1,296,121

		Miscellaneous Components--0.2%
4,800		Amphenol Corp., Class A	164,448
29,600	[1]	Vishay Intertechnology, Inc.	459,096

		TOTAL	623,544

		Money Center Bank--7.6%
174,400		Bank of America Corp.	8,270,048
44,900		Citigroup, Inc.	2,090,993
442,300		J.P. Morgan Chase & Co.	19,465,623

		TOTAL	29,826,664

		Mortgage and Title--0.2%
4,700		Countrywide Financial Corp.	132,399
6,200		LandAmerica Financial Group, Inc.	474,858

		TOTAL	607,257

		Multi-Industry Capital Goods--0.3%
500		Acuity Brands, Inc.	29,550
6,400	[1]	Ceradyne, Inc.	477,632
8,100	[1]	Shaw Group, Inc.	431,082
1,600		Textron Inc.	180,624

		TOTAL	1,118,888

		Multi-Industry Transportation--0.1%
11,400	[1]	Hub Group, Inc.	387,828

		COMMON STOCKS--continued
		Multi-Line Insurance--5.4%
29,150		Allstate Corp.	$1,549,323
272,900		American International Group, Inc.	17,514,722
23,900		Assurant, Inc.	1,212,208
7,100		Hanover Insurance Group, Inc.	311,619
4,800		Hartford Financial Services Group, Inc.	440,976

		TOTAL	21,028,848

		Mutual Fund Adviser--0.2%
6,200		Franklin Resources, Inc.	789,694

		Newspaper Publishing--0.0%
3,700		Gannett Co., Inc.	184,630

		Offshore Driller--1.2%
9,400	[1]	Hornbeck Offshore Services, Inc.	404,670
15,100	[1]	Oceaneering International, Inc.	848,016
48,500		Tidewater, Inc.	3,318,370

		TOTAL	4,571,056

		Oil Refiner--2.3%
133,600		Valero Energy Corp.	8,952,536

		Oil Service, Explore & Drill--1.0%
66,300	[1]	Grant Prideco, Inc.	3,719,430
3,000	[1]	McDermott International, Inc.	248,820

		TOTAL	3,968,250

		Oil Well Supply--5.4%
18,800	[1]	FMC Technologies, Inc.	1,720,576
204,400		Schlumberger Ltd.	19,360,768

		TOTAL	21,081,344

		Other Communications Equipment--0.1%
4,600		Harris Corp.	252,448

		Personal Loans--0.0%
2,300		ASTA Funding, Inc.	82,984
3,750		Advanta Corp., Class B	96,225

		TOTAL	179,209

		Poultry Products--0.3%
24,300		Pilgrim’s Pride Corp.	818,424
12,800		Sanderson Farms, Inc.	510,336

		TOTAL	1,328,760

		COMMON STOCKS--continued
		Property Liability Insurance--4.2%
19,600		American Financial Group, Inc.	$550,564
86,100		Chubb Corp.	4,340,301
9,700		Commerce Group, Inc.	278,681
17,500		HCC Insurance Holdings, Inc.	512,400
46,200		Loews Corp.	2,189,880
4,400		Mercury General Corp.	227,832
2,800	[1]	Philadelphia Consolidated Holding Corp.	101,192
11,200		Reinsurance Group of America	597,072
15,000		SAFECO Corp.	877,050
134,700		The Travelers Cos., Inc.	6,840,066
1,000		Transatlantic Holdings, Inc.	73,150

		TOTAL	16,588,188

		Railroad--1.7%
119,700		Norfolk Southern Corp.	6,437,466

		Recreational Goods--0.0%
10,400	[1]	Smith & Wesson Holding Corp.	195,520

		Regional Bank--5.6%
8,600		Associated Banc Corp.	247,164
27,700		BB&T Corp.	1,036,534
6,000		Central Pacific Financial Corp.	169,260
1,900		City National Corp.	134,501
62,400		Comerica, Inc.	3,285,984
48,300		Fifth Third Bancorp	1,781,787
8,400		FirstMerit Corp.	153,972
3,200		Huntington Bancshares, Inc.	61,440
162,513		KeyCorp	5,637,576
4,700		M & T Bank Corp.	499,563
4,700		Marshall & Ilsley Corp.	193,687
89,000		National City Corp.	2,615,710
52,300		SunTrust Banks, Inc.	4,095,090
23,500		UnionBanCal Corp.	1,298,610
3,800		United Bankshares, Inc.	105,830
10,000		Zions Bancorp	745,500

		TOTAL	22,062,208

		Restaurant--0.1%
12,400	[1]	Buffalo Wild Wings, Inc.	535,928

		COMMON STOCKS--continued
		Savings & Loan--0.3%
15,300		Newalliance Bancshares, Inc.	$206,703
30,900		Washington Mutual Bank	1,159,677

		TOTAL	1,366,380

		Securities Brokerage--5.3%
5,600		Goldman Sachs Group, Inc.	1,054,704
74,300		Lehman Brothers Holdings, Inc.	4,606,600
106,500		Merrill Lynch & Co., Inc.	7,902,300
115,100		Morgan Stanley	7,351,437

		TOTAL	20,915,041

		Semiconductor Distribution--0.4%
40,000	[1]	Avnet, Inc.	1,515,200

		Semiconductor Manufacturing--0.7%
31,400		Intersil Holding Corp.	918,450
42,900		Linear Technology Corp.	1,529,385
22,700	[1]	Spansion, Inc.	240,847

		TOTAL	2,688,682

		Semiconductor Manufacturing Equipment--0.1%
15,700	[1]	Teradyne, Inc.	246,333

		Services to Medical Professionals--0.7%
44,600	[1]	Express Scripts, Inc., Class A	2,235,798
7,600	[1]	Humana, Inc.	487,084
3,700	[1]	Nighthawk Radiology Holdings, Inc.	76,331

		TOTAL	2,799,213

		Shoes--0.1%
8,600	[1]	Crocs, Inc.	510,152

		Software Packaged/Custom--0.6%
6,200	[1]	Blue Coat Systems, Inc.	302,126
30,800	[1]	Computer Sciences Corp.	1,714,944
3,300		National Instruments Corp.	106,755
5,900	[1]	SPSS, Inc.	242,136
1,200	[1]	ValueClick, Inc.	25,656

		TOTAL	2,391,617

		Specialty Chemicals--0.4%
8,100		Minerals Technologies, Inc.	523,827
18,500	[1]	OM Group, Inc.	896,140
1		Tronox Inc., Class B	12

		TOTAL	1,419,979

		COMMON STOCKS--continued
		Specialty Machinery--0.0%
400	[1]	Stratasys, Inc.	$17,604

		Specialty Retailing--0.2%
6,900	[1]	Big Lots, Inc.	178,434
22,000		Borders Group, Inc.	359,920
4,200		Pep Boys-Manny Moe & Jack	71,106

		TOTAL	609,460

		Telecommunication Equipment & Services--0.3%
2,200	[1]	Anixter International, Inc.	181,830
6,100	[1]	C-COR Electronics, Inc.	82,045
42,100	[1]	Corning, Inc.	1,003,664

		TOTAL	1,267,539

		Telephone Utility--0.1%
9,400		Embarq Corp.	580,826

		Trucking--0.1%
4,300		Con-way, Inc.	212,377

		Undesignated Consumer Cyclicals--1.0%
23,900		DeVRY, Inc.	774,360
23,700	[1]	ITT Educational Services, Inc.	2,504,142
300		Strayer Education, Inc.	45,459
23,700	[1]	TeleTech Holdings, Inc.	695,121

		TOTAL	4,019,082

		Undesignated Consumer Staples--0.3%
23,200	[1]	Nutri/System, Inc.	1,292,704

		TOTAL COMMON STOCKS (IDENTIFIED COST $378,514,448)	385,633,496

		MUTUAL FUND--1.5%
5,916,667	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	5,916,667

		TOTAL INVESTMENTS--99.9% (IDENTIFIED COST $384,431,115)[4]	391,550,163

		OTHER ASSETS AND LIABILITIES - NET--0.1%	557,319

		TOTAL NET ASSETS--100%	$392,107,482

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $384,862,265.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $5,916,667 of investments in an affiliated issuer (Note 5) (identified cost $384,431,115)		$391,550,163
Income receivable		163,309
Receivable for investments sold		6,632,549
Receivable for shares sold		3,416,462

TOTAL ASSETS		401,762,483

Liabilities:
Payable for investments purchased	$8,722,387
Payable for shares redeemed	534,127
Payable for administrative personnel and services fee (Note 5)	6,560
Payable for distribution services fee (Note 5)	66,673
Payable for shareholder services fee (Note 5)	186,542
Accrued expenses	138,712

TOTAL LIABILITIES		9,655,001

Net assets for 23,470,219 shares outstanding		$392,107,482

Net Assets Consist of:
Paid-in capital		$356,416,650
Net unrealized appreciation of investments		7,119,048
Accumulated net realized gain on investments		28,571,784

TOTAL NET ASSETS		$392,107,482

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($85,127,958 ÷ 5,041,847 shares outstanding), no par value, unlimited shares authorized		$16.88

Offering price per share		$16.88

Redemption proceeds per share		$16.88

Class A Shares:
Net asset value per share ($201,887,612 ÷ 12,061,827 shares outstanding), no par value, unlimited shares authorized		$16.74

Offering price per share (100/94.50 of $16.74)[1]		$17.71

Redemption proceeds per share		$16.74

Statement of Assets and Liabilities--continued

Class C Shares:
Net asset value per share ($104,956,688 ÷ 6,358,526 shares outstanding), no par value, unlimited shares authorized	$16.51

Offering price per share	$16.51

Redemption proceeds per share (99.00/100 of $16.51)[1]	$16.34

Class K Shares:
Net asset value per share ($135,224 ÷ 8,019 shares outstanding), no par value, unlimited shares authorized	$16.86

Offering price per share	$16.86

Redemption proceeds per share	$16.86

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $49,497 received from an affiliated issuer (Note 5))			$4,482,519
Interest			136,329

TOTAL INCOME			4,618,848

Expenses:
Investment adviser fee (Note 5)		$2,335,497
Administrative personnel and services fee (Note 5)		271,823
Custodian fees		44,927
Transfer and dividend disbursing agent fees and expenses		276,248
Transfer and dividend disbursing agent recordkeeping fees-- Institutional Shares		2,977
Transfer and dividend disbursing agent recordkeeping fees--Class A Shares		63,274
Transfer and dividend disbursing agent recordkeeping fees--Class C Shares		50,407
Transfer and dividend disbursing agent recordkeeping fees--Class K Shares		53
Directors’/Trustees’ fees		4,274
Auditing fees		16,532
Legal fees		2,354
Portfolio accounting fees		163,837
Distribution services fee--Class A Shares (Note 5)		117,862
Distribution services fee--Class C Shares (Note 5)		673,589
Distribution services fee--Class K Shares (Note 5)		106
Shareholder services fee--Class A Shares (Note 5)		301,157
Shareholder services fee--Class C Shares (Note 5)		151,885
Share registration costs		111,152
Printing and postage		94,813
Insurance premiums		9,748
Miscellaneous		6,317

TOTAL EXPENSES		4,698,832

Reimbursement, Waivers and Expenses Recovered:
Reimbursement of investment adviser fee (Note 5)	$(759)
Waiver of administrative personnel and services fee (Note 5)	(23,220)
Waiver of transfer and dividend disbursing agent fees and expenses	(13,607)
Expenses recovered by the Adviser (Note 5)	23,533

NET REIMBURSEMENT, WAIVERS AND EXPENSES RECOVERED		(14,053)

Net expenses			4,684,779

Net investment income (loss)			(65,931)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			29,303,764
Net change in unrealized appreciation of investments			5,456,660

Net realized and unrealized gain on investments			34,760,424

Change in net assets resulting from operations			$34,694,493

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2007	2006

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(65,931)	$13,180
Net realized gain on investments	29,303,764	9,146,627
Net change in unrealized appreciation/depreciation of investments	5,456,660	(7,090,736)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	34,694,493	2,069,071

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	--	(42,291)
Class A Shares	--	(10,715)
Class C Shares	--	--
Class K Shares	--	--
Distributions from net realized gain on investments
Institutional Shares	(1,675,959)	(2,304,161)
Class A Shares	(5,228,169)	(2,312,213)
Class C Shares	(2,497,031)	(117,957)
Class K Shares	(3)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,401,162)	(4,787,337)

Share Transactions:
Proceeds from sale of shares	235,142,870	135,990,595
Net asset value of shares issued to shareholders in payment of distributions declared	8,258,175	4,703,047
Cost of shares redeemed	(69,157,702)	(19,541,548)
Redemption fees[1]	3,869	14,883

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	174,247,212	121,166,977

Change in net assets	199,540,543	118,448,711

Net Assets:
Beginning of period	192,566,939	74,118,228

End of period	$392,107,482	$192,566,939

1 Redemption fees in 2006 have been reclassified to permit comparison.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced offering Class C Shares on September 15, 2005. The Fund commenced offering Class K Shares on December 12, 2006.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end regulated investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each Class may bear distribution services fees, shareholder services fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Year Ended 7/31/2006

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	2,677,589	$45,134,764	353,848	$5,425,707
Shares issued to shareholders in payment of distributions declared	90,311	1,481,998	153,643	2,324,618
Shares redeemed	(537,678)	(8,951,521)	(553,530)	(8,427,259)
Redemption fees	--	508	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	2,230,222	$37,665,749	(46,039)	$(676,934)

	Year Ended 7/31/2007		Year Ended 7/31/2006

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	7,981,369	$129,791,451	5,300,192	$80,853,392
Shares issued to shareholders in payment of distributions declared	300,058	4,887,949	150,057	2,261,363
Shares redeemed	(2,963,223)	(48,937,368)	(694,341)	(10,529,747)
Redemption fees	--	2,298	--	10,020

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	5,318,204	$85,744,330	4,755,908	$72,595,028

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	3,709,500	$60,072,675	3,245,159	$49,711,496
Shares issued to shareholders in payment of distributions declared	116,918	1,888,228	7,778	117,066
Shares redeemed	(681,786)	(11,263,611)	(39,043)	(584,542)
Redemption fees	--	1,063	--	4,863

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	3,144,632	$50,698,355	3,213,894	$49,248,883

	Period Ended 7/31/2007[2]		Year Ended 7/31/2006

Class K Shares:	Shares	Amount	Shares	Amount

Shares sold	8,309	$143,980	--	$--
Shares redeemed	(290)	(5,202)	--	--

NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	8,019	$138,778	--	$--

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	10,701,077	$174,247,212	7,923,763	$121,166,977

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

2 Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in-capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for ordinary losses netted to short-term capital gains.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Undistributed Net Investment Income	Accumulated Net Realized Gains

$65,931	$(65,931)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2007 and 2006, was as follows:

	2007	2006

Ordinary income[1]	$4,625,312	$2,698,954

Long-term capital gains	$4,775,850	$2,088,383

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$21,533,887

Undistributed long-term capital gain	$7,469,047

Net unrealized appreciation	$6,687,898

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $384,862,265. The net unrealized appreciation of investments for federal tax purposes was $6,687,898. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $25,769,623 and net unrealized depreciation from investments for those securities having an excess of cost over value of $19,081,725.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an adviser fee equal to 0.75% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for certain classes of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.25%

Class A Shares	1.50%

Class C Shares	2.25%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee.

For a period of three years after the fiscal year in which the Adviser waived or reimbursed Fund expenses, the Adviser could seek reimbursement from the Fund to the extent that the Fund’s total annual operating expenses are less than the expense limitation. Due to the reorganization of the Fund, expenses can not be recovered by the Adviser after December 8, 2006.

For the year ended July 31, 2007, the Adviser recovered $23,533 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 0.080% of average daily net assets of the Fund. FAS waived $23,220 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Class K Shares	0.50%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $549,412 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC, the principal distributor, retained $86,805 in sales charges from the sale of Class A Shares. FSC also retained $9,128 and $17,835 of contingent deferred sales charges relating to redemptions of Class A Shares and Class C Shares, respectively. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.30% for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $759 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 are as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	22,219,032	16,302,365	5,916,667	$5,916,667	$49,497

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$846,242,414

Sales	$684,919,981

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2007, the amount of long-term capital gains designated by the Fund was $4,775,850.

For the fiscal year ended July 31, 2007, 30.95% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2007, 31.67% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT ALL CAP CORE FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein for the years ended July 31, 2007, 2006 and 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2005 were audited by another independent registered public accounting firm whose report, dated September 19, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein for the years ended July 31, 2007, 2006 and 2003, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT ALL CAP CORE FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contracts at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund’s performance for the three year period was above the median of the relevant peer group, and the Fund’s performance fell below the median of the relevant peer group for the one year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

For the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT All Cap Core Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R106
Cusip 31421R205
Cusip 31421R718

37309 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT All Cap Core Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2007 [1,2]	2006 [2]	2005 [2]	2004 [2]	2003 [2,3]

Net Asset Value, Beginning of Period	$15.17	$15.32	$13.55	$11.76	$10.00
Income From Investment Operations:
Net investment income	0.07 [4]	0.05 [4]	0.03 [4]	0.04	0.03
Net realized and unrealized gain on investments	2.18	0.70	2.87	2.05	1.75

TOTAL FROM INVESTMENT OPERATIONS	2.25	0.75	2.90	2.09	1.78

Less Distributions:
Distributions from net investment income	--	(0.02)	(0.05)	(0.03)	(0.01)
Distributions from net realized gain on investments	(0.54)	(0.88)	(1.08)	(0.27)	(0.01)

TOTAL DISTRIBUTIONS	(0.54)	(0.90)	(1.13)	(0.30)	(0.02)

Net Asset Value, End of Period	$16.88	$15.17	$15.32	$13.55	$11.76

Total Return[5]	14.92%	4.85%	22.14%	17.78%	17.75%

Ratios to Average Net Assets:

Net expenses	1.07%	1.25%	1.25%	1.25%	1.33%[6]

Net investment income	0.40%	0.28%	0.23%	0.30%	0.37%[6]

Expense waiver/reimbursement[7]	0.01%	0.05%	0.04%	0.15%	0.85%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$85,128	$42,656	$43,782	$31,532	$23,455

Portfolio turnover	225%	212%	204%	96%	172%[8]

1 MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (the “Fund”), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 The years ended July 31, 2007 and July 31, 2006 and the period ended July 31, 2003 were audited by Ernst & Young LLP. The years ended July 31, 2005 and 2004 were audited by another independent registered public accounting firm.

3 Reflects operations for the period from October 1, 2002 (date of initial public investment) to July 31, 2003.

4 Per share numbers have been calculated using the average shares method.

5 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2003.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual	$1,000	$1,020.60	$5.06

Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.79	$5.06

1 Expenses are equal to the Fund’s annualized net expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management’s Discussion of Fund Performance

The fund’s total return for the fiscal year ended July 31, 2007 was 14.92% for Institutional Shares.1 The total return of the Russell 3000® Index (Russell 3000®)2 was 16.08% for the same period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 3000.® The total return of the Lipper Multi-Cap Core Funds Index3 was 18.31% for the same period.

1 The fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT All Cap Core Fund.

2 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000 Index, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index4 which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index5 and the Russell 2000® Index,6 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index7 returning 19.24% as compared to 12.97% for the Russell 3000 Value® Index.8

The best performing sectors during the reporting period in the Russell 3000® were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

4 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

6 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments can not be made directly in an index.

7 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments can not be made directly in an index.

8 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments can not be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund’s performance relative to the Russell 3000® Index was its overweight and stock selection in the Energy sector. Additionally, the fund’s stock selection in the Materials and Industrials sectors overcame the fund’s modest underweights in these well-performing sectors to provide modest contributions to relative performance. The most significant negative factor in the fund’s performance relative to the Russell 3000® was its overweight in the Financials sector. Stock selection in the sector contributed to relative performance but was outpaced by the overweight in this sector which significantly underperformed the benchmark.

Individual stocks contributing to the fund’s performance relative to the Russell 3000® included: Apple Computer Inc., Schlumberger Limited, Marathon Oil Corp., Chevron Corp., and Morgan Stanley.

Individual stocks detracting from the performance relative to the Russell 3000® included: Exxon Mobil Corp., Merrill Lynch & Co., Genentech Inc., Cisco Systems Inc., and Ambac Financial Group.

GROWTH OF A $25,000 INVESTMENT -- INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,0001 in the Federated MDT All Cap Core Fund (Institutional Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2007, compared to the Russell 3000 Index (Russell 3000)2 and the Lipper Multi-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	14.92%

Start of Performance (10/1/2002)	15.91%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as far as falling into the respected categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Money Center Bank	7.6%

Regional Bank	5.6%

Multi-Line Insurance	5.4%

Oil Well Supply	5.4%

Internet Services	5.3%

Securities Brokerage	5.3%

Computers -- Low End	4.7%

Integrated Domestic Oil	4.7%

Life Insurance	4.5%

Integrated International Oil	4.2%

Property Liability Insurance	4.2%

Building Supply Stores	4.0%

Agricultural Chemicals	3.8%

Financial Services	3.5%

Metal Fabrication	2.6%

Oil Refiner	2.3%

Home Building	1.8%

Railroad	1.7%

Biotechnology	1.6%

Electric Utility	1.6%

Crude Oil & Gas Production	1.4%

Diversified Oil	1.3%

Ethical Drugs	1.2%

Offshore Driller	1.2%

Miscellaneous Food Products	1.1%

Oil Service, Explore & Drill	1.0%

Undesignated Consumer Cyclicals	1.0%

Other[2]	10.4%

Cash Equivalents[3]	1.5%

Other Assets and Liabilities--Net[4]	0.1%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or any overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--98.4%
		Agricultural Chemicals--3.8%
228,500		Monsanto Co.	$14,726,825

		Apparel--0.2%
15,000		Guess ?, Inc.	712,350

		Auto Original Equipment Manufacturers--0.2%
11,200		American Axle & Manufacturing Holdings, Inc.	271,040
1,900		Johnson Controls, Inc.	214,985
4,350		Sun Hydraulics Corp.	129,282
6,400		Superior Industries International, Inc.	118,400

		TOTAL	733,707

		Biotechnology--1.6%
81,500	[1]	Genentech, Inc.	6,061,970
6,800	[1]	Martek Biosciences Corp.	174,216

		TOTAL	6,236,186

		Bituminous Coal--0.0%
6,100		Massey Energy Co.	130,235

		Book Publishing--0.0%
6,000	[1]	Scholastic Corp.	193,080

		Building Supply Stores--4.0%
333,200		Home Depot, Inc.	12,385,044
119,400		Lowe’s Cos., Inc.	3,344,394

		TOTAL	15,729,438

		Cement--0.1%
3,900		Martin Marietta Materials	534,300

		Clothing Stores--0.4%
30,800	[1]	Aeropostale, Inc.	1,172,864
800	[1]	Gymboree Corp.	34,440
8,300	[1]	Hanesbrands, Inc.	257,383

		TOTAL	1,464,687

		Computer Networking--0.2%
23,700	[1]	Juniper Networks, Inc.	710,052

		Computer Peripherals--0.0%
6,000	[1]	Hutchinson Technology, Inc.	120,360

		Computer Stores--0.1%
25,800	[1]	Ingram Micro, Inc., Class A	517,290

		COMMON STOCKS--continued
		Computers - Low End--4.7%
139,100	[1]	Apple, Inc.	$18,327,816

		Construction Machinery--0.1%
3,600		Manitowoc, Inc.	279,612

		Cosmetics & Toiletries--0.0%
5,100	[1]	Bare Escentuals, Inc.	143,871

		Crude Oil & Gas Production--1.4%
37,800		Apache Corp.	3,055,752
13,400	[1]	Bill Barrett Corp.	459,888
14,200		Cimarex Energy Co.	537,470
18,500		Devon Energy Corp.	1,380,285
2,500		Pogo Producing Co.	133,150

		TOTAL	5,566,545

		Defense Aerospace--0.1%
9,100		Goodrich (B.F.) Co.	572,481

		Defense Electronics--0.2%
9,600	[1]	FLIR Systems, Inc.	419,040
2,500	[1]	First Solar, Inc.	281,425

		TOTAL	700,465

		Discount Department Stores--0.1%
26,700		Foot Locker, Inc.	495,552

		Diversified Leisure--0.2%
15,800		Carnival Corp.	700,098

		Diversified Oil--1.3%
86,700		Occidental Petroleum Corp.	4,917,624

		Drug Stores--0.1%
9,900		Longs Drug Stores Corp.	478,764

		Electric Utility--1.6%
36,100		Ameren Corp.	1,732,078
19,900		DTE Energy Co.	922,962
42,100		Edison International	2,226,669
13,900		Pepco Holdings, Inc.	376,273
7,100		Portland General Electric Co.	191,061
11,800		SCANA Corp.	441,084
5,100		Sempra Energy	268,872
4,600		Xcel Energy, Inc.	93,380

		TOTAL	6,252,379

		Electrical Equipment--0.1%
7,900	[1]	Houston Wire & Cable Co.	203,583

		COMMON STOCKS--continued
		Electronic Instruments--0.1%
3,000		Analogic Corp.	$199,170
1,400	[1]	Dionex Corp.	95,214

		TOTAL	294,384

		Ethical Drugs--1.2%
12,200	[1]	King Pharmaceuticals, Inc.	207,522
128,100		Pfizer, Inc.	3,011,631
51,400		Schering Plough Corp.	1,466,956
2,300	[1]	Sciele Pharma, Inc.	53,337

		TOTAL	4,739,446

		Financial Services--3.5%
71,200		Ambac Financial Group, Inc.	4,781,080
31,500		Ameriprise Financial, Inc.	1,898,505
84,300		CIT Group, Inc.	3,471,474
100	[1]	CompuCredit Corp.	2,625
10,900		Janus Capital Group, Inc.	327,654
44,500		MBIA Insurance Corp.	2,496,450
5,400	[1]	Mastercard, Inc.	868,320

		TOTAL	13,846,108

		Gas Distributor--0.2%
8,600		AGL Resources, Inc.	324,220
9,900		MDU Resources Group, Inc.	269,874
5,900		NICOR, Inc.	232,519

		TOTAL	826,613

		Home Building--1.8%
51,500		Centex Corp.	1,921,465
19,000	[1]	Hovnanian Enterprises, Inc., Class A	251,560
30,300		KB HOME	963,843
42,700		Lennar Corp., Class A	1,309,182
15,300		M.D.C. Holdings, Inc.	703,800
600	[1]	NVR, Inc.	347,088
77,000		Pulte Homes, Inc.	1,489,180

		TOTAL	6,986,118

		Insurance Brokerage--0.1%
400	[1]	Markel Corp.	186,200
11,400		Odyssey Re Holdings Corp.	401,280

		TOTAL	587,480

		COMMON STOCKS--continued
		Integrated Domestic Oil--4.7%
215,800		ConocoPhillips	$17,445,272
16,000		Marathon Oil Corp.	883,200

		TOTAL	18,328,472

		Integrated International Oil--4.2%
191,900		Chevron Corp.	16,361,394

		Internet Services--5.3%
82,300	[1]	Amazon.com, Inc.	6,463,842
419,800	[1]	eBay, Inc.	13,601,520
9,500	[1]	Priceline.com, Inc.	606,100

		TOTAL	20,671,462

		Leasing--0.0%
3,200		GATX Corp.	145,152

		Life Insurance--4.5%
2,500		Delphi Financial Group, Inc., Class A	100,425
145,400		MetLife, Inc.	8,755,988
10,000		Nationwide Financial Services, Inc., Class A	569,100
100		Principal Financial Group	5,639
6,500		Protective Life Corp.	279,630
80,100		Prudential Financial, Inc.	7,099,263
11,000		Torchmark Corp.	676,940

		TOTAL	17,486,985

		Lumber Products--0.1%
25,100		Louisiana-Pacific Corp.	464,852

		Mail Order--0.1%
16,100	[1]	Coldwater Creek, Inc.	317,009

		Major Steel Producer--0.1%
6,700		Ryerson, Inc.	215,003

		Maritime--0.4%
2,900	[1]	Kirby Corp.	117,479
17,100		Overseas Shipholding Group, Inc.	1,326,789

		TOTAL	1,444,268

		Medical Supplies--0.1%
4,200	[1]	Kyphon, Inc.	275,604

		Medical Technology--0.7%
11,900	[1]	Intuitive Surgical, Inc.	2,530,059
6,200		Stryker Corp.	387,066

		TOTAL	2,917,125

		COMMON STOCKS--continued
		Metal Fabrication--2.6%
2,900		Olympic Steel, Inc.	$76,183
63,200		Precision Castparts Corp.	8,662,192
17,300		Timken Co.	577,820
35,200		Worthington Industries, Inc.	728,640

		TOTAL	10,044,835

		Mini-Mill Producer--0.3%
29,000		Commercial Metals Corp.	894,360
5,000		Schnitzer Steel Industries, Inc., Class A	270,950

		TOTAL	1,165,310

		Miscellaneous Food Products--1.1%
125,000		Archer-Daniels-Midland Co.	4,200,000

		Miscellaneous Metals--0.3%
2,500		Kennametal, Inc.	191,650
15,100		Metal Management, Inc.	634,351
28,000	[1]	USEC, Inc.	470,120

		TOTAL	1,296,121

		Miscellaneous Components--0.2%
4,800		Amphenol Corp., Class A	164,448
29,600	[1]	Vishay Intertechnology, Inc.	459,096

		TOTAL	623,544

		Money Center Bank--7.6%
174,400		Bank of America Corp.	8,270,048
44,900		Citigroup, Inc.	2,090,993
442,300		JPMorgan Chase & Co.	19,465,623

		TOTAL	29,826,664

		Mortgage and Title--0.2%
4,700		Countrywide Financial Corp.	132,399
6,200		LandAmerica Financial Group, Inc.	474,858

		TOTAL	607,257

		Multi-Industry Capital Goods--0.3%
500		Acuity Brands, Inc.	29,550
6,400	[1]	Ceradyne, Inc.	477,632
8,100	[1]	Shaw Group, Inc.	431,082
1,600		Textron Inc.	180,624

		TOTAL	1,118,888

		Multi-Industry Transportation--0.1%
11,400	[1]	Hub Group, Inc.	387,828

		COMMON STOCKS--continued
		Multi-Line Insurance--5.4%
29,150		Allstate Corp.	$1,549,323
272,900		American International Group, Inc.	17,514,722
23,900		Assurant, Inc.	1,212,208
7,100		Hanover Insurance Group, Inc.	311,619
4,800		Hartford Financial Services Group, Inc.	440,976

		TOTAL	21,028,848

		Mutual Fund Adviser--0.2%
6,200		Franklin Resources, Inc.	789,694

		Newspaper Publishing--0.0%
3,700		Gannett Co., Inc.	184,630

		Offshore Driller--1.2%
9,400	[1]	Hornbeck Offshore Services, Inc.	404,670
15,100	[1]	Oceaneering International, Inc.	848,016
48,500		Tidewater, Inc.	3,318,370

		TOTAL	4,571,056

		Oil Refiner--2.3%
133,600		Valero Energy Corp.	8,952,536

		Oil Service, Explore & Drill--1.0%
66,300	[1]	Grant Prideco, Inc.	3,719,430
3,000	[1]	McDermott International, Inc.	248,820

		TOTAL	3,968,250

		Oil Well Supply--5.4%
18,800	[1]	FMC Technologies, Inc.	1,720,576
204,400		Schlumberger Ltd.	19,360,768

		TOTAL	21,081,344

		Other Communications Equipment--0.1%
4,600		Harris Corp.	252,448

		Personal Loans--0.0%
2,300		ASTA Funding, Inc.	82,984
3,750		Advanta Corp., Class B	96,225

		TOTAL	179,209

		Poultry Products--0.3%
24,300		Pilgrim’s Pride Corp.	818,424
12,800		Sanderson Farms, Inc.	510,336

		TOTAL	1,328,760

		COMMON STOCKS--continued
		Property Liability Insurance--4.2%
19,600		American Financial Group, Inc.	$550,564
86,100		Chubb Corp.	4,340,301
9,700		Commerce Group, Inc.	278,681
17,500		HCC Insurance Holdings, Inc.	512,400
46,200		Loews Corp.	2,189,880
4,400		Mercury General Corp.	227,832
2,800	[1]	Philadelphia Consolidated Holding Corp.	101,192
11,200		Reinsurance Group of America	597,072
15,000		SAFECO Corp.	877,050
134,700		The Travelers Cos., Inc.	6,840,066
1,000		Transatlantic Holdings, Inc.	73,150

		TOTAL	16,588,188

		Railroad--1.7%
119,700		Norfolk Southern Corp.	6,437,466

		Recreational Goods--0.0%
10,400	[1]	Smith & Wesson Holding Corp.	195,520

		Regional Bank--5.6%
8,600		Associated Banc Corp.	247,164
27,700		BB&T Corp.	1,036,534
6,000		Central Pacific Financial Corp.	169,260
1,900		City National Corp.	134,501
62,400		Comerica, Inc.	3,285,984
48,300		Fifth Third Bancorp	1,781,787
8,400		FirstMerit Corp.	153,972
3,200		Huntington Bancshares, Inc.	61,440
162,513		KeyCorp	5,637,576
4,700		M & T Bank Corp.	499,563
4,700		Marshall & Ilsley Corp.	193,687
89,000		National City Corp.	2,615,710
52,300		SunTrust Banks, Inc.	4,095,090
23,500		UnionBanCal Corp.	1,298,610
3,800		United Bankshares, Inc.	105,830
10,000		Zions Bancorp	745,500

		TOTAL	22,062,208

		Restaurant--0.1%
12,400	[1]	Buffalo Wild Wings, Inc.	535,928

		COMMON STOCKS--continued
		Savings & Loan--0.3%
15,300		Newalliance Bancshares, Inc.	$206,703
30,900		Washington Mutual Bank	1,159,677

		TOTAL	1,366,380

		Securities Brokerage--5.3%
5,600		Goldman Sachs Group, Inc.	1,054,704
74,300		Lehman Brothers Holdings, Inc.	4,606,600
106,500		Merrill Lynch & Co., Inc.	7,902,300
115,100		Morgan Stanley	7,351,437

		TOTAL	20,915,041

		Semiconductor Distribution--0.4%
40,000	[1]	Avnet, Inc.	1,515,200

		Semiconductor Manufacturing--0.7%
31,400		Intersil Holding Corp.	918,450
42,900		Linear Technology Corp.	1,529,385
22,700	[1]	Spansion, Inc.	240,847

		TOTAL	2,688,682

		Semiconductor Manufacturing Equipment--0.1%
15,700	[1]	Teradyne, Inc.	246,333

		Services to Medical Professionals--0.7%
44,600	[1]	Express Scripts, Inc., Class A	2,235,798
7,600	[1]	Humana, Inc.	487,084
3,700	[1]	Nighthawk Radiology Holdings, Inc.	76,331

		TOTAL	2,799,213

		Shoes--0.1%
8,600	[1]	Crocs, Inc.	510,152

		Software Packaged/Custom--0.6%
6,200	[1]	Blue Coat Systems, Inc.	302,126
30,800	[1]	Computer Sciences Corp.	1,714,944
3,300		National Instruments Corp.	106,755
5,900	[1]	SPSS, Inc.	242,136
1,200	[1]	ValueClick, Inc.	25,656

		TOTAL	2,391,617

		Specialty Chemicals--0.4%
8,100		Minerals Technologies, Inc.	523,827
18,500	[1]	OM Group, Inc.	896,140
1		Tronox Inc., Class B	12

		TOTAL	1,419,979

		COMMON STOCKS--continued
		Specialty Machinery--0.0%
400	[1]	Stratasys, Inc.	$17,604

		Specialty Retailing--0.2%
6,900	[1]	Big Lots, Inc.	178,434
22,000		Borders Group, Inc.	359,920
4,200		Pep Boys-Manny Moe & Jack	71,106

		TOTAL	609,460

		Telecommunication Equipment & Services--0.3%
2,200	[1]	Anixter International, Inc.	181,830
6,100	[1]	C-COR Electronics, Inc.	82,045
42,100	[1]	Corning, Inc.	1,003,664

		TOTAL	1,267,539

		Telephone Utility--0.1%
9,400		Embarq Corp.	580,826

		Trucking--0.1%
4,300		Con-way, Inc.	212,377

		Undesignated Consumer Cyclicals--1.0%
23,900		DeVRY, Inc.	774,360
23,700	[1]	ITT Educational Services, Inc.	2,504,142
300		Strayer Education, Inc.	45,459
23,700	[1]	TeleTech Holdings, Inc.	695,121

		TOTAL	4,019,082

		Undesignated Consumer Staples--0.3%
23,200	[1]	Nutri/System, Inc.	1,292,704

		TOTAL COMMON STOCKS (IDENTIFIED COST $378,514,448)	385,633,496

		MUTUAL FUND--1.5%
5,916,667	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	5,916,667

		TOTAL INVESTMENTS--99.9% (IDENTIFIED COST $384,431,115)[4]	391,550,163

		OTHER ASSETS AND LIABILITIES -- NET--0.1%	557,319

		TOTAL NET ASSETS--100%	$392,107,482

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $384,862,265.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2007.

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $5,916,667 of investments in an affiliated issuer (Note 5) (identified cost $384,431,115)		$391,550,163
Income receivable		163,309
Receivable for investments sold		6,632,549
Receivable for shares sold		3,416,462

TOTAL ASSETS		401,762,483

Liabilities:
Payable for investments purchased	$8,722,387
Payable for shares redeemed	534,127
Payable for administrative personnel and services fee (Note 5)	6,560
Payable for distribution services fee (Note 5)	66,673
Payable for shareholder services fee (Note 5)	186,542
Accrued expenses	138,712

TOTAL LIABILITIES		9,655,001

Net assets for 23,470,219 shares outstanding		$392,107,482

Net Assets Consist of:
Paid-in capital		$356,416,650
Net unrealized appreciation of investments		7,119,048
Accumulated net realized gain on investments		28,571,784

TOTAL NET ASSETS		$392,107,482

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($85,127,958 ÷ 5,041,847 shares outstanding), no par value, unlimited shares authorized		$16.88

Offering price per share		$16.88

Redemption proceeds per share		$16.88

Class A Shares:
Net asset value per share ($201,887,612 ÷ 12,061,827 shares outstanding), no par value, unlimited shares authorized		$16.74

Offering price per share (100/94.50 of $16.74)[1]		$17.71

Redemption proceeds per share		$16.74

Class C Shares:
Net asset value per share ($104,956,688 ÷ 6,358,526 shares outstanding), no par value, unlimited shares authorized		$16.51

Offering price per share		$16.51

Redemption proceeds per share (99.00/100 of $16.51)[1]		$16.34

Class K Shares:
Net asset value per share ($135,224 ÷ 8,019 shares outstanding), no par value, unlimited shares authorized		$16.86

Offering price per share		$16.86

Redemption proceeds per share		$16.86

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $49,497 received from an affiliated issuer (Note 5))		$4,482,519
Interest		136,329

TOTAL INCOME		4,618,848

Expenses:
Investment adviser fee (Note 5)	$2,335,497
Administrative personnel and services fee (Note 5)	271,823
Custodian fees	44,927
Transfer and dividend disbursing agent fees and expenses	276,248
Transfer and dividend disbursing agent recordkeeping fees--Institutional Shares	2,977
Transfer and dividend disbursing agent recordkeeping fees--Class A Shares	63,274
Transfer and dividend disbursing agent recordkeeping fees--Class C Shares	50,407
Transfer and dividend disbursing agent recordkeeping fees--Class K Shares	53
Directors’/Trustees’ fees	4,274
Auditing fees	16,532
Legal fees	2,354
Portfolio accounting fees	163,837
Distribution services fee--Class A Shares (Note 5)	117,862
Distribution services fee--Class C Shares (Note 5)	673,589
Distribution services fee--Class K Shares (Note 5)	106
Shareholder services fee--Class A Shares (Note 5)	301,157
Shareholder services fee--Class C Shares (Note 5)	151,885
Share registration costs	111,152
Printing and postage	94,813
Insurance premiums	9,748
Miscellaneous	6,317

TOTAL EXPENSES	4,698,832

Statement of Operations--continued

Reimbursement, Waivers and Expenses Recovered:
Reimbursement of investment adviser fee (Note 5)	$(759)
Waiver of administrative personnel and services fee (Note 5)	(23,220)
Waiver of transfer and dividend disbursing agent fees and expenses	(13,607)
Expenses recovered by the Adviser (Note 5)	23,533

NET REIMBURSEMENT, WAIVERS AND EXPENSES RECOVERED		(14,053)

Net expenses			4,684,779

Net investment income (loss)			(65,931)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			29,303,764
Net change in unrealized appreciation of investments			5,456,660

Net realized and unrealized gain on investments			34,760,424

Change in net assets resulting from operations			$34,694,493

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2007	2006

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(65,931)	$13,180
Net realized gain on investments	29,303,764	9,146,627
Net change in unrealized appreciation/depreciation of investments	5,456,660	(7,090,736)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	34,694,493	2,069,071

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	--	(42,291)
Class A Shares	--	(10,715)
Class C Shares	--	--
Class K Shares	--	--
Distributions from net realized gain on investments
Institutional Shares	(1,675,959)	(2,304,161)
Class A Shares	(5,228,169)	(2,312,213)
Class C Shares	(2,497,031)	(117,957)
Class K Shares	(3)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,401,162)	(4,787,337)

Share Transactions:
Proceeds from sale of shares	235,142,870	135,990,595
Net asset value of shares issued to shareholders in payment of distributions declared	8,258,175	4,703,047
Cost of shares redeemed	(69,157,702)	(19,541,548)
Redemption fees[1]	3,869	14,883

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	174,247,212	121,166,977

Change in net assets	199,540,543	118,448,711

Net Assets:
Beginning of period	192,566,939	74,118,228

End of period	$392,107,482	$192,566,939

1 Redemption fees in 2006 have been reclassified to permit comparison.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class C Shares, and Class K Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced offering Class C Shares on September 15, 2005. The Fund commenced offering Class K Shares on December 12, 2006.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end regulated investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Year Ended 7/31/2006

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	2,677,589	$45,134,764	353,848	$5,425,707
Shares issued to shareholders in payment of distributions declared	90,311	1,481,998	153,643	2,324,618
Shares redeemed	(537,678)	(8,951,521)	(553,530)	(8,427,259)
Redemption fees	--	508	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	2,230,222	$37,665,749	(46,039)	$(676,934)

	Year Ended 7/31/2007		Year Ended 7/31/2006

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	7,981,369	$129,791,451	5,300,192	$80,853,392
Shares issued to shareholders in payment of distributions declared	300,058	4,887,949	150,057	2,261,363
Shares redeemed	(2,963,223)	(48,937,368)	(694,341)	(10,529,747)
Redemption fees	--	2,298	--	10,020

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	5,318,204	$85,744,330	4,755,908	$72,595,028

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	3,709,500	$60,072,675	3,245,159	$49,711,496
Shares issued to shareholders in payment of distributions declared	116,918	1,888,228	7,778	117,066
Shares redeemed	(681,786)	(11,263,611)	(39,043)	(584,542)
Redemption fees	--	1,063	--	4,863

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	3,144,632	$50,698,355	3,213,894	$49,248,883

	Period Ended 7/31/2007[2]		Year Ended 7/31/2006

Class K Shares:	Shares	Amount	Shares	Amount

Shares sold	8,309	$143,980	--	$--
Shares redeemed	(290)	(5,202)	--	--

NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	8,019	$138,778	--	$--

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	10,701,077	$174,247,212	7,923,763	$121,166,977

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

2 Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in-capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for ordinary losses netted to short-term capital gains.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Undistributed Net Investment Income	Accumulated Net Realized Gains

$65,931	$(65,931)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2007 and 2006, was as follows:

	2007	2006

Ordinary income[1]	$4,625,312	$2,698,954

Long-term capital gains	$4,775,850	$2,088,383

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$21,533,887

Undistributed long-term capital gain	$7,469,047

Net unrealized appreciation	$6,687,898

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $384,862,265. The net unrealized appreciation of investments for federal tax purposes was $6,687,898. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $25,769,623 and net unrealized depreciation from investments for those securities having an excess of cost over value of $19,081,725.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an adviser fee equal to 0.75% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for certain classes of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.25%

Class A Shares	1.50%

Class C Shares	2.25%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee.

For a period of three years after the fiscal year in which the Adviser waived or reimbursed Fund expenses, the Adviser could seek reimbursement from the Fund to the extent that the Fund’s total annual operating expenses are less than the expense limitation. Due to the reorganization of the Fund, expenses can not be recovered by the Adviser after December 8, 2006.

For the year ended July 31, 2007, the Adviser recovered $23,533 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 0.080% of average daily net assets of the Fund. FAS waived $23,220 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Class K Shares	0.50%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $549,412 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC, the principal distributor, retained $86,805 in sales charges from the sale of Class A Shares. FSC also retained $9,128 and $17,835 of contingent deferred sales charges relating to redemptions of Class A Shares and Class C Shares, respectively. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.30% for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $759 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007, were as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	22,219,032	16,302,365	5,916,667	$5,916,667	$49,497

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$846,242,414

Sales	$684,919,981

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2007 the amount of long-term capital gains designated by the Fund was $4,775,850.

For the fiscal year ended July 31, 2007, 30.95% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2007, 31.67% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT ALL CAP CORE FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein for the years ended July 31, 2007, 2006 and 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2005 were audited by another independent registered public accounting firm whose report, dated September 19, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein for the years ended July 31, 2007, 2006 and 2003, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT ALL CAP CORE FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contracts at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund’s performance for the three year period was above the median of the relevant peer group, and the Fund’s performance fell below the median of the relevant peer group for the one year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

For the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT All Cap Core Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R304

37312 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Balanced Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Class A Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$13.21	$13.67
Income From Investment Operations:
Net investment income	0.20 [3]	0.18 [3]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	1.15	0.46

TOTAL FROM INVESTMENT OPERATIONS	1.35	0.64

Less Distributions:
Distributions from net investment income	(0.16)	(0.17)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.65)	(0.93)

TOTAL DISTRIBUTIONS	(0.81)	(1.10)

Net Asset Value, End of Period	$13.75	$13.21

Total Return[4]	10.39%	4.85%

Ratios to Average Net Assets:

Net expenses	1.40%	1.50%[5]

Net investment income	1.42%	1.60%[5]

Expense waiver/reimbursement[6]	0.13%	0.17%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$51,167	$1,962

Portfolio turnover	174%	139%[7]

1 MDT Balanced Fund (the “Predecessor Fund”) was reorganized into Federated MDT Balanced Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$13.13	$13.67
Income From Investment Operations:
Net investment income	0.09 [3]	0.10 [3]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	1.14	0.44

TOTAL FROM INVESTMENT OPERATIONS	1.23	0.54

Less Distributions:
Distributions from net investment income	(0.11)	(0.15)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.65)	(0.93)

TOTAL DISTRIBUTIONS	(0.76)	(1.08)

Net Asset Value, End of Period	$13.60	$13.13

Total Return[4]	9.50%	4.04%

Ratios to Average Net Assets:

Net expenses	2.15%	2.25%[5]

Net investment income	0.66%	0.85%[5]

Expense waiver/reimbursement[6]	0.16%	0.17%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$15,775	$3,910

Portfolio turnover	174%	139%[7]

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class K Shares

(For a Share Outstanding Throughout the Period)

Period Ended 7/31/2007 [1]

Net Asset Value, Beginning of Period	$14.28
Income From Investment Operations:
Net investment income	0.05 [2]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	0.26

TOTAL FROM INVESTMENT OPERATIONS	0.31

Less Distributions:
Distributions from net investment income	(0.17)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.65)

TOTAL DISTRIBUTIONS	(0.82)

Net Asset Value, End of Period	$13.77

Total Return[3]	2.33%

Ratios to Average Net Assets:

Net expenses	1.90%[4]

Net investment income	0.60%[4]

Expense waiver/reimbursement[5]	0.05%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$18

Portfolio turnover	174%[6]

1 Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual:

Class A Shares	$1,000	$1,013.30	$6.94

Class C Shares	$1,000	$1,009.70	$10.71

Class K Shares	$1,000	$1,012.50	$9.43

Hypothetical (assuming a 5% return before expenses):

Class A Shares	$1,000	$1,017.90	$6.95

Class C Shares	$1,000	$1,014.13	$10.74

Class K Shares	$1,000	$1,015.42	$9.44

1 Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.39%

Class C Shares	2.15%

Class K Shares	1.89%

Management’s Discussion of Fund Performance

For the reporting period ending July 31, 2007 the fund’s Class A, Class C and Class K Shares produced total returns of 10.39%, 9.50% and 10.18%, respectively, at net asset value.1 The Standard & Poor’s 500 Index2 and the Lehman Brothers Aggregate Bond Index3 returned 16.13% and 5.58%, respectively, while the Lipper Balanced Fund Index returned 12.90%.4

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000 Index,5 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index,6 which exceeded the 15.48% and 12.12% results

1 The fund is the successor to the MDT Balanced Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Balanced Fund.

2 The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 The Lehman Brother Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

4 The Lipper Balanced Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. The index is unmanaged, and investments cannot be made in an index.

5 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

6 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

for the Russell Top 200® Index7 and the Russell 2000® Index,8 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index9 returning 19.24% as compared to 12.97% for the Russell 3000 Value® Index.10

The best performing sectors during the reporting period in the Russell 3000® were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

Real Estate Investment Trust (“REIT”) performance suffered late in the period as a combination of profit taking within the sector and uncertainty regarding the availability of credit -- a key ingredient to the merger and acquisition activity that has fueled property valuations -- led to a significant decline. The S&P REIT Index11 finished the period up 0.99%.

International equities outperformed the domestic market, benefiting from strong international economic growth and a general decline in the U.S. dollar relative to other currencies. Developed markets, as represented by the MSCI EAFE Index,12 performed well returning 23.91%, while emerging market returns were even better with the MSCI Emerging Markets Free Index13 up 50.26%.

7 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

8 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments can not be made directly in an index.

9 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments can not be made directly in an index.

10 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments can not be made directly in an index.

11 The S&P REIT Index tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. It consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio.

12 The MSCI EAFE Index measures international equity performance. It comprises 21 MSCI country indices, representing the developed markets outside of North America.

13 The MSCI Emerging Markets Free Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries.

In the bond market, volatility picked up considerably despite the Federal Reserve Board leaving interest rates unchanged. There has been a bit of a tug of war as the subprime-lending scare and worries of a credit crunch depressed U.S. interest rates. On the other hand, concerns about inflation and strong global economic growth and higher interest rates abroad put upward pressure on interest rates. There is considerable uncertainty as to the extent to which the troubles in the housing market will bleed over into other parts of the economy thus slowing the prospects for economic growth. Short-term interest rates were flat over the past 12 months while intermediate and longer-term rates fell modestly. The average yield of the Lehman Aggregate stood at 5.57% on July 31, 2007, virtually unchanged from 12 months earlier at 5.61%.

Asset Allocation

During the reporting period, equity investments accounted for an average of approximately 63% of the portfolio while fixed income and cash averaged 37%. Within the equity allocation, investments in REITs hurt relative results as the sector underperformed the broader equity market, while the allocation to international equities helped results as these investments outperformed the domestic markets.14 Fixed income performance trailed the equity allocation’s results, but provided a valuable element of stability during the equity market’s volatility late in the period.15

Equities

Domestic equity investments, which are managed under our proprietary Optimum Q -- All Cap Core Strategy, underperformed their benchmark, the Russell 3000 Index. Investments in the Energy sector provided the most significant positive contribution to relative performance. The most significant negative contributors to relative performance were an overweight to the Financial sector, which underperformed, and an underweight to companies in the Telecommunication Services sector, which outperformed.

International investments slightly underperformed the MSCI EAFE Index overall, largely because the allocation to this category was increased towards the second half of the period when performance was not quite as strong. A new allocation to emerging market equities late in the period contributed positively to relative performance.

14 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

15 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

REIT investments did well relative to the S&P REIT Index, but trailed the broader market as the sector underperformed. The allocation to REITS was reduced beginning in late February as support for the sector was clearly deteriorating and uncertainty in credit markets was hurting valuations. The allocation was ultimately cut to slightly more than 2% of the portfolio, the smallest in the history of the fund. This change was fortuitous as REIT valuations declined significantly through the end of the period.

Fixed Income

The bond portion of the fund underperformed its benchmark (the Lehman Aggregate), however evaluating fixed income results in isolation can be misleading since this allocation is managed in the context of the broader fund. For example, fixed income performance was hurt by a short duration position (reduced exposure to interest rate risk) during the latter part of 2006. At this time the fund’s investments in financial stocks, which can carry significant interest rate exposure, rallied strongly. By reducing the interest rate exposure in the portfolio’s bond investments, we were comfortable maintaining a significant position in financials and the fund’s overall performance benefited. Through the first seven months of 2007 we managed the bond portion of the fund more traditionally and it has modestly outperformed its benchmark with security selection and duration positioning in particular contributing positively to relative performance.16

16 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

GROWTH OF A $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Balanced Fund (Class A Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2007, compared to the Standard and Poor’s 500 Index (S&P 500),2 the Lipper Balanced Fund Index (LBFI)3 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Total Returns for the Period Ended 7/31/2007

1 Year	4.31%

Start of Performance (10/1/2002)[4]	11.33%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and the LBFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

4 The start of performance date was October 1, 2002. Class A Shares of the Fund were offered beginning September 15, 2005. Performance results shown before that date are for the Fund’s Institutional Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund’s Class A Shares. The Fund’s Institutional Shares commenced operations on October 1, 2002. The Fund’s Class A Shares annual returns would have been substantially similar to those of the Fund’s Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT -- CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Balanced Fund (Class C Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2007, compared to the Standard and Poor’s 500 Index (S&P 500),2 the Lipper Balanced Fund Index (LBFI)3 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Total Returns for the Period Ended 7/31/2007

1 Year	8.50%

Start of Performance (10/1/2002)[4]	11.76%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and the LBFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

4 The start of performance date was October 1, 2002. Class C Shares of the Fund were offered beginning September 15, 2005. Performance results shown before that date are for the Fund’s Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund’s Class C Shares. The Fund’s Institutional Shares commenced operations on October 1, 2002. The Fund’s Class C Shares annual returns would have been substantially similar to those of the Fund’s Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT -- CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Balanced Fund (Class K Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2007, compared to the Standard and Poor’s 500 Index (S&P 500),2 the Lipper Balanced Fund Index (LBFI)3 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	10.18%

Start of Performance (10/1/2002)[4]	12.15%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and the LBFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

4 The start of performance date was October 1, 2002. Class K Shares of the Fund were offered beginning December 12, 2006. Performance results shown before that date are for the Fund’s Institutional Shares and have been adjusted for the total annual operating expenses applicable to the Fund’s Class K Shares. The Fund’s Institutional Shares commenced operations on October 1, 2002. The Fund’s Class K Shares annual returns would have been substantially similar to those of the Fund’s Institutional Shares because Shares of each class are invested in the same portfolio of securities.

Portfolio of Investments Summary Tables

At July 31, 2007, the Fund’s portfolio composition1 was as follows:

Security Type	Percentage of Total Net Assets

Domestic Equity	50.2%

Foreign Stock ETF	14.3%

Mortgage-Backed Securities	10.0%

Corporate Debt Securities	8.1%

U.S. Treasury and Agency Securities[2]	5.2%

International Equity	2.6%

Collateralized Mortgage Obligations	2.4%

Asset-Backed Securities	1.1%

Foreign Debt Securities	1.1%

Adjustable Rate Mortgage Securities	0.7%

Cash Equivalents[3]	8.4%

Other Assets and Liabilities--Net[4]	(4.1)%

TOTAL	100.0%

1 See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.
 As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2 Also includes $2,318,458 held in U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities.

At July 31, 2007, the Fund’s industry composition5 for its equity securities was as follows:

Industry	Percentage of Equity Securities

Money Center Bank	7.6%

Regional Bank	5.4%

Multi-Line Insurance	5.3%

Oil Well Supply	5.3%

Internet Services	5.2%

Securities Brokerage	5.2%

Property Liability Insurance	4.6%

Computers--Low End	4.4%

Life Insurance	4.4%

Real Estate Investment Trusts	4.4%

Integrated Domestic Oil	4.3%

Integrated International Oil	4.3%

Building Supply Stores	4.2%

Agricultural Chemicals	3.7%

Financial Services	3.3%

Metal Fabrication	2.4%

Oil Refiner	2.4%

Home Building	1.8%

Railroad	1.8%

Electric Utility	1.7%

Crude Oil & Gas Production	1.2%

Ethical Drugs	1.2%

Diversified Oil	1.1%

Miscellaneous Food Products	1.1%

Offshore Driller	1.1%

Oil Service, Explore & Drill	1.0%

Undesignated Consumer Cyclicals	1.0%

Other[6]	10.6%

TOTAL	100.0%

5 Industry classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

6 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other”.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--53.0%
		Agricultural Chemicals--2.0%
800		Bunge Ltd.	$72,488
44,000		Monsanto Co.	2,835,800

		TOTAL	2,908,288

		Apparel--0.1%
2,700		Guess ?, Inc.	128,223

		Auto Original Equipment Manufactures--0.1%
2,200		American Axle & Manufacturing Holdings, Inc.	53,240
600		Johnson Controls, Inc.	67,890
900		Sun Hydraulics Inc	26,748
1,900		Superior Industries International, Inc.	35,150

		TOTAL	183,028

		Biotechnology--0.5%
9,100	[1]	Genentech, Inc.	676,858
1,400	[1]	Martek Biosciences Corp.	35,868

		TOTAL	712,726

		Bituminous Coal--0.0%
1,400		Massey Energy Co.	29,890

		Book Publishing--0.0%
1,200	[1]	Scholastic Corp.	38,616

		Building Supply Stores--2.2%
66,700		Home Depot, Inc.	2,479,239
27,800		Lowe’s Cos., Inc.	778,678

		TOTAL	3,257,917

		Cement--0.1%
1,000		Martin Marietta Materials	137,000

		Clothing Stores--0.2%
6,100	[1]	Aeropostale, Inc.	232,288
1,600	[1]	Hanesbrands Inc.	49,616

		TOTAL	281,904

		Computer Networking--0.1%
4,500	[1]	Juniper Networks, Inc.	134,820

		Computer Peripherals--0.0%
1,400	[1]	Hutchinson Technology, Inc.	28,084

Shares			Value

		COMMON STOCKS--continued
		Computer Stores--0.1%
6,200	[1]	Ingram Micro, Inc., Class A	$124,310

		Computers - Low End--2.3%
26,300	[1]	Apple, Inc.	3,465,288

		Construction Machinery--0.0%
400		Manitowoc, Inc.	31,068

		Cosmetics & Toiletries--0.0%
1,100	[1]	Bare Escentuals, Inc.	31,031

		Crude Oil & Gas Production--0.6%
6,800		Apache Corp.	549,712
2,500	[1]	Bill Barrett Corp.	85,800
1,600		Cimarex Energy Co.	60,560
3,000		Devon Energy Corp.	223,830
600		Pogo Producing Co.	31,956

		TOTAL	951,858

		Defense Aerospace--0.1%
1,600		Goodrich (B.F.) Co.	100,656

		Defense Electronics--0.1%
1,900	[1]	FLIR Systems, Inc.	82,935
400	[1]	First Solar, Inc.	45,028

		TOTAL	127,963

		Discount Department Stores--0.1%
6,000		Foot Locker, Inc.	111,360

		Diversified Leisure--0.1%
3,000		Carnival Corp.	132,930

		Diversified Oil--0.6%
15,000		Occidental Petroleum Corp.	850,800

		Drug Stores--0.1%
1,900		Longs Drug Stores Corp.	91,884

		Electric Utility--0.9%
7,000		Ameren Corp.	335,860
3,600		DTE Energy Co.	166,968
8,000		Edison International	423,120
2,500		Pepco Holdings, Inc.	67,675
1,300		Portland General Electric Co.	34,983
Shares			Value

		COMMON STOCKS--continued
		Electric Utility--continued
1,100		Sempra Energy	$57,992
2,700		SCANA Corp.	100,926
6,600		Xcel Energy, Inc.	133,980

		TOTAL	1,321,504

		Electrical Equipment--0.0%
1,700	[1]	Houston Wire & Cable Co.	43,809

		Electronic Instruments--0.0%
500		Analogic Corp.	33,195

		Ethical Drugs--0.6%
2,600	[1]	King Pharmaceuticals, Inc.	44,226
23,700		Pfizer, Inc.	557,187
10,100		Schering Plough Corp.	288,254
1,200	[1]	Sciele Pharma, Inc.	27,828

		TOTAL	917,495

		Financial Services--1.7%
14,100		Ambac Financial Group, Inc.	946,815
6,000		Ameriprise Financial, Inc.	361,620
15,600		CIT Group, Inc.	642,408
2,300		Janus Capital Group, Inc.	69,138
7,700		MBIA, Inc.	431,970
900	[1]	Mastercard, Inc. Class A	144,720

		TOTAL	2,596,671

		Gas Distributor--0.1%
2,100		AGL Resources, Inc.	79,170
1,800		MDU Resources Group, Inc.	49,068
500		NICOR, Inc.	19,705

		TOTAL	147,943

		Home Building--1.0%
10,600		Centex Corp.	395,486
4,200	[1]	Hovnanian Enterprises, Inc., Class A	55,608
4,800		KB Home	152,688
8,000		Lennar Corp., Class A	245,280
3,200		M.D.C. Holdings, Inc.	147,200
200	[1]	NVR, Inc.	115,696
15,600		Pulte Homes, Inc.	301,704

		TOTAL	1,413,662

Shares			Value

		COMMON STOCKS--continued
		Insurance Brokerage--0.1%
100	[1]	Markel Corp.	$46,550
1,800		Odyssey Re Holdings Corp.	63,360

		TOTAL	109,910

		Integrated Domestic Oil--2.3%
40,100		ConocoPhillips	3,241,684
2,800		Marathon Oil Corp.	154,560

		TOTAL	3,396,244

		Integrated International Oil--2.3%
39,300		Chevron Corp.	3,350,718

		Internet Services--2.7%
16,500	[1]	Amazon.com, Inc.	1,295,910
83,100	[1]	eBay, Inc.	2,692,440
900	[1]	Priceline.com, Inc.	57,420

		TOTAL	4,045,770

		Leasing--0.0%
700		GATX Corp.	31,752

		Life Insurance--2.3%
500		Delphi Financial Group, Inc., Class A	20,085
30,600		MetLife, Inc.	1,842,732
2,200		Nationwide Financial Services, Inc., Class A	125,202
1,300		Protective Life Corp.	55,926
14,200		Prudential Financial	1,258,546
2,000		Torchmark Corp.	123,080

		TOTAL	3,425,571

		Lumber Products--0.1%
4,500		Louisiana-Pacific Corp.	83,340

		Mail Order--0.0%
3,100	[1]	Coldwater Creek Inc.	61,039

		Major Steel Producer--0.0%
1,000		Ryerson, Inc.	32,090

		Maritime--0.2%
400	[1]	Kirby Corp.	16,204
3,200		Overseas Shipholding Group, Inc.	248,288

		TOTAL	264,492

		Medical Supplies--0.0%
800	[1]	Kyphon, Inc.	52,496

Shares			Value

		COMMON STOCKS--continued
		Medical Technology--0.4%
2,300	[1]	Intuitive Surgical, Inc.	$489,003
1,300		Stryker Corp.	81,159

		TOTAL	570,162

		Metal Fabrication--1.3%
700		Olympic Steel, Inc.	18,389
12,200		Precision Castparts Corp.	1,672,132
3,100		Timken Co.	103,540
6,000		Worthington Industries, Inc.	124,200

		TOTAL	1,918,261

		Mini-Mill Producer--0.2%
5,800		Commercial Metals Corp.	178,872
1,100		Schnitzer Steel Industries, Inc., Class A	59,609

		TOTAL	238,481

		Miscellaneous Food Products--0.6%
25,900		Archer-Daniels-Midland Co.	870,240

		Miscellaneous Metals--0.2%
500		Kennametal, Inc.	38,330
2,600		Metal Management, Inc.	109,226
6,000	[1]	USEC, Inc.	100,740

		TOTAL	248,296

		Miscellaneous Components--0.1%
5,100	[1]	Vishay Intertechnology, Inc.	79,101

		Money Center Bank--4.0%
28,400		Bank of America Corp.	1,346,728
24,100		Citigroup, Inc.	1,122,337
79,900		J.P. Morgan Chase & Co.	3,516,399

		TOTAL	5,985,464

		Mortgage & Title--0.1%
1,100		LandAmerica Financial Group, Inc.	84,249

		Multi-Industry Transportation--0.1%
2,800	[1]	Hub Group, Inc.	95,256

		Multi-Industry Capital Goods--0.1%
1,300	[1]	Ceradyne, Inc.	97,019
1,600	[1]	Shaw Group, Inc.	85,152

		TOTAL	182,171

Shares			Value

		COMMON STOCKS--continued
		Multi-Line Insurance--2.8%
6,550		Allstate Corp.	$348,132
51,800		American International Group, Inc.	3,324,524
5,400		Assurant, Inc.	273,888
1,200		Hanover Insurance Group, Inc.	52,668
1,400		Hartford Financial Services Group, Inc.	128,618

		TOTAL	4,127,830

		Mutual Fund Adviser--0.0%
100		Franklin Resources, Inc.	12,737

		Newspaper Publishing--0.0%
700		Gannett Co., Inc.	34,930

		Office Furniture--0.0%
700		Knoll, Inc.	13,867

		Offshore Driller--0.6%
1,800	[1]	Hornbeck Offshore Services, Inc.	77,490
3,200	[1]	Oceaneering International, Inc.	179,712
9,400		Tidewater, Inc.	643,148

		TOTAL	900,350

		Oil Refiner--1.3%
28,000		Valero Energy Corp.	1,876,280

		Oil Service, Explore & Drill--0.5%
13,400	[1]	Grant Prideco, Inc.	751,740
400	[1]	McDermott International, Inc.	33,176

		TOTAL	784,916

		Oil Well Supply--2.8%
4,200	[1]	FMC Technologies, Inc.	384,384
39,600		Schlumberger Ltd.	3,750,912

		TOTAL	4,135,296

		Other Communications Equipment--0.0%
1,300		Harris Corp.	71,344

		Personal Loans--0.0%
500		ASTA Funding, Inc.	18,040
600		Advanta Corp., Class B	15,396

		TOTAL	33,436

Shares			Value

		COMMON STOCKS--continued
		Poultry Products--0.2%
4,300		Pilgrims Pride Corp.	$144,824
2,600		Sanderson Farms, Inc.	103,662

		TOTAL	248,486

		Property Liability Insurance--2.4%
4,050		American Financial Group, Inc. Ohio	113,764
19,200		Chubb Corp.	967,872
2,700		Commerce Group, Inc.	77,571
3,700		HCC Insurance Holdings, Inc.	108,336
9,800		Loews Corp.	464,520
1,200		Mercury General Corp.	62,136
1,100	[1]	Philadelphia Consolidated Holding Corp.	39,754
2,400		Reinsurance Group of America	127,944
3,600		Safeco Corp.	210,492
27,900		The Travelers Cos, Inc.	1,416,762
200		Transatlantic Holdings, Inc.	14,630

		TOTAL	3,603,781

		Railroad--0.9%
25,800		Norfolk Southern Corp.	1,387,524

		Real Estate Investment Trusts--2.3%
3,400		AMB Property Corp.	181,152
1,800		Alexandria Real Estate Equities, Inc.	155,034
3,150		Archstone-Smith Trust	180,841
1,900		Avalonbay Communities, Inc.	205,143
1,150		Boston Properties, Inc.	108,663
3,550		Developers Diversified Realty	170,400
3,300		Equity Residential Properties Trust	131,373
2,000		Federal Realty Investment Trust	150,280
1,900		General Growth Properties, Inc.	91,162
3,800		Health Care Property Investors, Inc.	103,512
13,000		Host Hotels & Resorts, Inc.	274,560
3,000		Kimco Realty Corp.	111,990
4,600	[1]	Prologis Trust	261,740
2,100		Public Storage, Inc.	147,189
7,000		Realty Income Corp.	164,290
2,100		SL Green Realty Corp.	254,982
Shares			Value

		COMMON STOCKS--continued
		Real Estate Investment Trusts--continued
3,100		Simon Property Group, Inc.	$268,243
4,400		Taubman Centers, Inc.	211,596
2,450		Vornado Realty Trust	262,223

		TOTAL	3,434,373

		Recreational Goods--0.0%
1,700	[1]	Smith & Wesson Holding Corp.	31,960

		Regional Bank--2.8%
2,200		Associated Banc Corp.	63,228
6,000		BB&T Corp.	224,520
1,300		Central Pacific Financial Corp.	36,673
12,300		Comerica, Inc.	647,718
8,800		Fifth Third Bancorp	324,632
1,400		FirstMerit Corp.	25,662
700		Huntington Bancshares, Inc.	13,440
31,657		KeyCorp	1,098,181
700		M & T Bank Corp.	74,403
17,200		National City Corp.	505,508
10,300		SunTrust Banks, Inc.	806,490
4,600		UnionBanCal Corp.	254,196
1,000		United Bankshares, Inc.	27,850
1,700		Zions Bancorp	126,735

		TOTAL	4,229,236

		Restaurant--0.1%
2,600	[1]	Buffalo Wild Wings, Inc.	112,372

		Rubber--0.0%
600		Cooper Tire & Rubber Co.	13,794

		Savings & Loan--0.2%
3,200		Newalliance Bancshares, Inc.	43,232
5,500		Washington Mutual, Inc.	206,415

		TOTAL	249,647

		Securities Brokerage--2.7%
1,000		Goldman Sachs Group, Inc.	188,340
12,900		Lehman Brothers Holdings, Inc.	799,800
21,200		Merrill Lynch & Co., Inc.	1,573,040
23,600		Morgan Stanley	1,507,332

		TOTAL	4,068,512

Shares			Value

		COMMON STOCKS--continued
		Semiconductor Distribution--0.2%
8,400	[1]	Avnet, Inc.	$318,192

		Semiconductor Manufacturing--0.4%
5,800		Intersil Holding Corp.	169,650
8,500		Linear Technology Corp.	303,025
5,100	[1]	Spansion Inc. - Class A	54,111

		TOTAL	526,786

		Semiconductor Manufacturing Equipment--0.0%
2,400	[1]	Teradyne, Inc.	37,656

		Services to Medical Professionals--0.3%
8,000	[1]	Express Scripts, Inc., Class A	401,040
400	[1]	Humana, Inc.	25,636
600	[1]	Nighthawk Radiology Holdings	12,378

		TOTAL	439,054

		Shoes--0.1%
1,600	[1]	Crocs, Inc.	94,912

		Software Packaged/Custom--0.3%
1,300	[1]	Blue Coat Systems, Inc.	63,349
6,400	[1]	Computer Sciences Corp.	356,352
600		National Instruments Corp.	19,410
1,400	[1]	SPSS, Inc.	57,456

		TOTAL	496,567

		Specialty Chemicals--0.2%
1,800		Minerals Technologies, Inc.	116,406
3,600	[1]	OM Group, Inc.	174,384

		TOTAL	290,790

		Specialty Retailing--0.1%
1,200	[1]	Big Lots, Inc.	31,032
4,800		Borders Group, Inc.	78,528
1,400		Pep Boys-Manny Moe & Jack	23,702

		TOTAL	133,262

		Telecomm Equipment & Services--0.2%
400	[1]	Anixter International, Inc.	33,060
1,700	[1]	C-COR Electronics, Inc.	22,865
7,300	[1]	Corning, Inc.	174,032

		TOTAL	229,957

Shares or Principal Amount			Value

		COMMON STOCKS--continued
		Telephone Utility--0.1%
2,100		Embarq Corp.	$129,759

		Trucking--0.0%
100		Con-way, Inc.	4,939

		Undesignated Consumer Cyclicals--0.5%
4,700		DeVRY, Inc.	152,280
4,300	[1]	ITT Educational Services, Inc.	454,338
4,700	[1]	TeleTech Holdings, Inc.	137,851

		TOTAL	744,469

		Undesignated Consumer Staples--0.2%
4,500	[1]	Nutri/System, Inc.	250,740

		TOTAL COMMON STOCKS (IDENTIFIED COST $75,549,099)	78,526,780

		ASSET-BACKED SECURITIES--1.1%
$400,000		Banc of America Commercial Mortgage, Inc. 2007-1 A2, 5.381%, 1/15/2049	395,781
51,042		CS First Boston Mortgage Securities Corp. 2002-HE4 AF, 5.51%, 8/25/2032	50,894
580,042		Community Program Loan Trust 1987-A A4, 4.50%, 10/01/2018	571,138
140,000		Morgan Stanley Capital I 2006-IQ12 A4, 5.319%, 12/15/2043	133,473
250,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.331%, 03/12/2051	246,733
250,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.485%, 03/12/2051	240,674

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,677,017)	1,638,693

		COLLATERALIZED MORTGAGE OBLIGATIONS--0.7%
5,190		Bear Stearns Mortgage Securities, Inc. 1997-6 1A, 6.67%, 3/25/2031	5,127
410,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	399,189
15,813		Federal Home Loan Mortgage Corp. REMIC 1311 K, 7.00%, 7/15/2022	15,813
30,846		Federal Home Loan Mortgage Corp. REMIC 1384 D, 7.00%, 9/15/2022	30,846
34,224		Federal Home Loan Mortgage Corp. REMIC 1595 D, 7.00%, 10/15/2013	34,735
75,000		Federal Home Loan Mortgage Corp. REMIC 2497 JH, 6.00%, 9/15/2032	74,985
73,921		Federal National Mortgage Association REMIC 1993-113 SB, 9.75%, 7/25/2023	80,761
13,151		Federal National Mortgage Association REMIC 2001-37 GA, 8.00%, 7/25/2016	13,756
19,002		Federal National Mortgage Association REMIC 2003-35 UC, 3.75%, 5/25/2033	17,257
15,978		Government National Mortgage Association REMIC 1999-29 PB, 7.25%, 7/16/2028	16,192
Principal Amount			Value

		COLLATERALIZED MORTGAGE OBLIGATIONS--continued
$55,344		Government National Mortgage Association REMIC 2002-17 B, 6.00%, 3/20/2032	$55,540
350,000		JP Morgan Chase Commercial Mortgage Securities 2007-CB19 A2, 5.478%, 2/12/2049	351,465

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $1,114,652)	1,095,666

		CORPORATE BONDS--7.8%
		Basic Industry - Chemicals--0.0%
75,000		Albemarle Corp., Sr. Note, 5.10%, 02/01/2015	67,999

		Basic Industry - Metals & Mining--0.1%
35,000		Alcoa, Inc., Note, 5.55%, 02/01/2017	33,965
100,000		BHP Finance (USA), Inc., Company Guarantee, 5.25%, 12/15/2015	94,411
60,000		Newmont Mining Corp., Company Guarantee, 5.875%, 04/01/2035	53,782

		TOTAL	182,158

		Capital Goods - Aerospace & Defense--0.2%
125,000		Boeing Co., Note, 5.125%, 02/15/2013	123,934
200,000		Raytheon Co., Unsecd. Note, 5.375%, 04/01/2013	197,963

		TOTAL	321,897

		Capital Goods - Diversified Manufacturing--0.1%
100,000		Emerson Electric Co., Unsecd. Note, 5.75%, 11/01/2011	102,315
40,000	[2,3]	Textron Financial Corp., Jr. Sub. Note, 6.00%, 02/15/2067	37,917

		TOTAL	140,232

		Capital Goods - Environmental--0.1%
100,000		Waste Management, Inc., 7.375%, 08/01/2010	105,530

		Capital Goods - Packaging--0.0%
20,000		Pactiv Corp., 6.40%, 1/15/2018	20,528

		Communications - Media & Cable--0.1%
100,000		Comcast Corp., Sr. Note, 7.125%, 06/15/2013	105,959
75,000		Cox Communications, Inc., Unsecd. Note, 5.45%, 12/15/2014	71,745
25,000	[2,3]	Time Warner Cable, Inc., Sr. Unsecd. Note, 5.85%, 05/01/2017	24,252

		TOTAL	201,956

		Communications - Media Noncable--0.2%
100,000		British Sky Broadcasting Group PLC, 8.20%, 07/15/2009	105,509
75,000		News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016	84,890
75,000		News America Holdings, Inc., Sr. Deb., 9.25%, 02/01/2013	86,770

		TOTAL	277,169

Principal Amount			Value

		CORPORATE BONDS--continued
		Communications - Telecom Wireless--0.4%
$210,000		AT&T Wireless Services, Inc., Sr. Note, 8.75%, 03/01/2031	$264,158
100,000		Cingular Wireless LLC, Sr. Note, 6.50%, 12/15/2011	103,966
50,000		Sprint Capital Corp., Company Guarantee, 8.75%, 03/15/2032	55,298
100,000		Sprint Capital Corp., Note, 8.375%, 03/15/2012	109,334
10,000		Vodafone Group PLC, 5.35%, 02/27/2012	9,808
50,000		Vodafone Group PLC, Note, 5.625%, 2/27/2017	48,043

		TOTAL	590,607

		Communications - Telecom Wirelines--0.1%
40,000		Telefonica SA, Company Guarantee, 7.045%, 06/20/2036	40,743
50,000		Telefonica SA, Sr. Note, 5.855%, 02/04/2013	49,556
100,000		Telefonos de Mexico, Note, 4.50%, 11/19/2008	98,050

		TOTAL	188,349

		Consumer Cyclical - Automotive--0.1%
75,000		DaimlerChrysler North America, Sr. Note, 4.875%, 06/15/2010	73,467
25,000		DaimlerChrysler North America Holding Corp., Sr. Note, 6.50%, 11/15/2013	25,680

		TOTAL	99,147

		Consumer Cyclical - Entertainment--0.1%
75,000		Disney Co., Note, 5.70%, 07/15/2011	76,515
100,000		Time Warner, Inc., 5.50%, 11/15/2011	99,303

		TOTAL	175,818

		Consumer Cyclical - Lodging--0.1%
100,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/01/2016	96,795

		Consumer Cyclical - Retailers--0.1%
40,000		CVS Caremark Corp., Sr. Unsecd. Note, 5.75%, 06/01/2017	38,394
30,000		Costco Wholesale Corp., 5.30%, 03/15/2012	29,870
10,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.875%, 02/15/2018	9,607
100,000		Target Corp., 5.875%, 03/01/2012	101,878

		TOTAL	179,749

		Consumer Non-Cyclical Food/Beverage--0.3%
50,000		Anheuser-Busch Cos., Inc., Sr. Note, 5.60%, 03/01/2017	49,187
100,000		Bottling Group LLC, Note, 5.50%, 04/01/2016	98,546
40,000		General Mills, Inc., Note, 5.70%, 02/15/2017	39,787
75,000		Kraft Foods, Inc., Note, 5.25%, 10/01/2013	72,499
110,000		Kraft Foods, Inc., Note, 6.25%, 06/01/2012	112,390

		TOTAL	372,409

Principal Amount			Value

		CORPORATE BONDS--continued
		Consumer Non-Cyclical Health Care--0.1%
$100,000		Medtronic, Inc., Note, Series B, 4.375%, 09/15/2010	$96,313
40,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.400%, 07/01/2017	40,837

		TOTAL	137,150

		Consumer Non-Cyclical Pharmaceuticals--0.4%
75,000		Abbott Laboratories, 5.375%, 05/15/2009	75,269
100,000		Genentech, Inc., Sr. Note, 4.75%, 07/15/2015	94,518
60,000		Lilly (Eli) & Co., Bond, 5.20%, 03/15/2017	57,487
125,000		Lilly (Eli) & Co., Unsecd. Note, 6.57%, 01/01/2016	133,341
100,000		Pharmacia Corp., Sr. Deb., 6.50%, 12/01/2018	108,376
35,000		Wyeth, 5.45%, 04/01/2017	34,168
100,000		Wyeth, Unsecd. Note, 5.50%, 02/01/2014	99,179

		TOTAL	602,338

		Energy - Independent--0.2%
55,000		Anadarko Petroleum Corp., Sr. Note, 5.95%, 09/15/2016	54,255
50,000		Canadian Natural Resources, 4.90%, 12/01/2014	47,306
150,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	162,457
10,000		XTO Energy, Inc., 6.75%, 08/01/2037	10,213
15,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.25%, 08/01/2017	15,308

		TOTAL	289,539

		Energy - Integrated--0.2%
75,000		Conoco Funding Co., Inc., 7.25%, 10/15/2031	83,886
75,000		ConocoPhillips Australia, 5.50%, 04/15/2013	74,722
100,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	111,770

		TOTAL	270,378

		Energy - Oil Field Services--0.0%
40,000		Enbridge, Inc., Sr. Note, 5.60%, 04/01/2017	38,545

		Energy - Refining--0.1%
100,000		Valero Energy Corp., 6.875%, 04/15/2012	105,886
40,000		Valero Energy Corp., 7.50%, 04/15/2032	43,893
35,000		Valero Energy Corp., Note, 4.75%, 04/01/2014	32,546

		TOTAL	182,325

		Financial Institution - Banking--1.6%
200,000		Bank of America Corp., Sr. Note, 5.375%, 06/15/2014	195,949
120,000		Capital One Capital IV, 6.745%, 02/17/2037	104,711
200,000		Citigroup, Inc., Note, 5.125%, 02/14/2011	197,716
150,000		Credit Suisse First Boston, Sr. Note, 5.50%, 08/16/2011	150,523
Principal Amount			Value

		CORPORATE BONDS--continued
		Financial Institution - Banking--continued
$100,000		HSBC Finance Capital Trust, Note, 5.911%, 11/30/2035	$197,482
200,000		HSBC Finance Corp., 4.75%, 04/15/2010	97,231
100,000		Household Finance Corp., Note, 7.00%, 05/15/2012	103,480
150,000		J.P. Morgan Chase & Co., 5.75%, 01/02/2013	149,547
100,000		Marshall & Ilsley Bank, Sr. Note, 4.40%, 03/15/2010	97,224
200,000		Northern Trust Corp., Sr. Note, 5.30%, 08/29/2011	197,166
50,000		PNC Funding Corp., Sub. Note, 5.625%, 02/01/2017	48,966
100,000		PNC Funding Corp., Sub. Note, 7.50%, 11/01/2009	104,846
100,000		Popular North America, 5.65%, 04/15/2009	100,496
250,000		US BANK NA, Sub. Note, 4.95%, 10/30/2014	240,239
250,000		Wachovia Bank N.A., 4.80%, 11/01/2014	234,496
100,000		Wells Fargo Bank, N.A., Sub. Note, 6.45%, 02/01/2011	103,256
75,000		Zions Bancorp, Sub. Note, 5.50%, 11/16/2015	72,042

		TOTAL	2,395,370

		Financial Institution - Brokerage--0.8%
100,000		Bear Stearns Cos., Inc., Unsecd. Note, 3.25%, 03/25/2009	95,999
150,000		Goldman Sachs Group, Inc., Note, 5.25%, 10/15/2013	144,970
100,000		Invesco PLC, Note, 4.50%, 12/15/2009	97,294
25,000		Janus Capital Group, Inc., Sr. Note, 6.25%, 06/15/2012	25,359
30,000		Janus Capital Group, Inc., Sr. Note, 6.70%, 06/15/2017	30,421
120,000		Lehman Brothers Holdings, 7.875%, 8/15/2010	127,784
35,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.50%, 07/19/2017	34,564
40,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.875%, 07/17/2037	39,212
400,000		Merrill Lynch & Co., Inc., Sr. Unsub., Series CORE, 5.908%, 01/31/2008	397,990
150,000		Merrill Lynch & Co., Inc., Unsecd. Note, 5.45%, 07/15/2014	145,242
100,000		Morgan Stanley, Note, 4.00%, 01/15/2010	96,249

		TOTAL	1,235,084

		Financial Institution - Finance Noncaptive--0.6%
100,000		American Express Co., Global Sr. Note, 4.75%, 06/17/2009	99,129
100,000		American General Finance Corp., 4.00%, 03/15/2011	94,933
150,000		Berkshire Hathaway, Inc., Company Guarantee, 4.85%, 01/15/2015	143,988
90,000	[2,3]	Capmark Financial Group, Inc., Note, 6.30%, 05/10/2017	80,032
100,000		General Electric Capital Corp., Note, 4.875%, 03/04/2015	96,082
200,000	[2,3]	ILFC E-Capital Trust I, 5.90%, 12/21/2065	202,720
Principal Amount			Value

		CORPORATE BONDS--continued
		Financial Institution - Finance Noncaptive--continued
$100,000		International Lease Finance Corp., Note, 4.875%, 09/01/2010	$98,218
75,000		SLM Corp., Note, 4.00%, 01/15/2010	69,806

		TOTAL	884,908

		Financial Institution - Insurance - Health--0.0%
75,000		Aetna US Healthcare, Sr. Note, 5.75%, 06/15/2011	75,700

		Financial Institution - Insurance - Life--0.1%
100,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	121,585

		Financial Institution - Insurance - P&C--0.4%
41,000		ACE INA Holdings, Inc., Sr. Note, 5.70%, 02/15/2017	40,312
100,000		The St. Paul Travelers Co., Inc., Sr. Unsecd. Note, 5.50%, 12/01/2015	97,372
500,000	[2,3]	ZFS Finance USA Trust I, Jr. Sub. Note, 6.15%, 12/15/2065	502,215

		TOTAL	639,899

		Financial Institution - REITs--0.0%
20,000	[2,3]	Equity One, Inc., 6.00%, 09/15/2017	19,772

		Foreign-Local-Gov’t--0.1%
100,000		Ontario, Province of, Note, 4.50%, 02/03/2015	96,399

		Technology--0.2%
75,000		Cisco Systems, Inc., Sr. Note, 5.25%, 02/22/2011	74,746
10,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.50%, 02/22/2016	9,830
100,000		Dell Computer Corp., Sr. Deb., 7.10%, 04/15/2028	105,256
25,000		Hewlett-Packard Co., Note, 5.40%, 03/01/2017	24,196
100,000		Oracle Corp., Sr. Unsecd. Note, Series WI, 5.00%, 01/15/2011	98,618

		TOTAL	312,646

		Transportation - Airlines--0.1%
75,000		Southwest Airlines Co., 6.50%, 03/01/2012	77,520
50,000		Southwest Airlines Co., Deb., 7.375%, 03/01/2027	52,926

		TOTAL	130,446

		Transportation - Railroads--0.2%
75,000		Burlington Northern Santa Fe Corp., Sr. Note, 4.875%, 01/15/2015	70,023
100,000		Norfolk Southern Corp., Sr. Note, 6.75%, 02/15/2011	103,881
100,000		Union Pacific Corp., 4.875%, 01/15/2015	93,592

		TOTAL	267,496

		Transportation - Services--0.1%
100,000		FedEx Corp., Note, 5.50%, 08/15/2009	100,088

Principal Amount or Shares			Value

		CORPORATE BONDS--continued
		Utility - Electric--0.5%
$100,000		Cleveland Electric Illum, Sr. Unsecd. Note, 5.95%, 12/15/2036	$91,822
100,000		Consolidated Edison Co., Sr. Unsecd. Note, Series 2006 C, 5.50%, 09/15/2016	98,155
100,000		Exelon Generation Co. LLC, Sr. Note, 5.35%, 01/15/2014	96,496
100,000		FirstEnergy Corp., Note, Series B, 6.45%, 11/15/2011	103,409
55,000	[2,3]	Great River Energy, 1st Mtg. Note, 5.829%, 07/01/2017	55,541
100,000		PSEG Power LLC, Company Guarantee, 7.75%, 04/15/2011	107,924
75,000		PSI Energy, Inc., Bond, 6.05%, 06/15/2016	75,687
100,000		Pacific Gas & Electric Co., Unsecd. Note, 4.20%, 03/01/2011	96,692

		TOTAL	725,726

		Utility - Natural Gas Distributor--0.1%
100,000		Atmos Energy Corp., Sr. Note, 4.00%, 10/15/2009	97,520

		TOTAL CORPORATE BONDS (IDENTIFIED COST $11,920,544)	11,643,257

		GOVERNMENT AGENCIES--1.7%
1,000,000		Federal Home Loan Mortgage Corp., 4.125%, 7/12/2010	976,188
500,000		Federal Home Loan Mortgage Corp., 5.250%, 7/18/2011	503,520
1,000,000		Federal Home Loan Mortgage Corp., 5.500%, 7/18/2016	1,010,725

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $2,477,407)	2,490,433

		MORTGAGE-BACKED SECURITIES--0.0%
22,076		Federal National Mortgage Association Pool 408761, 7.000%, 12/1/2012	22,649
11,983		Federal National Mortgage Association Pool 512255, 7.500%, 9/1/2014	12,481
34,121		Federal National Mortgage Association Pool 609554, 7.500%, 10/1/2016	35,668

		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $70,393)	70,798

		U.S. TREASURY--2.8%
523,735		U.S. Treasury Inflation Protected Note, 2.375%, 4/15/2011	521,279
1,235,400		U.S. Treasury Inflation Protected Note, 2.500%, 7/15/2016	1,243,756
2,400,000	[4]	United States Treasury Note, 3.875%, 2/15/2013	2,318,458

		TOTAL U.S. TREASURY (IDENTIFIED COST $4,106,667)	4,083,493

		EXCHANGE TRADED FUNDS--14.3%
232,550		iShares MSCI EAFE Index Fund	18,359,822
21,900		iShares MSCI Emerging Market Fund	2,903,283

		TOTAL EXCHANGE TRADED FUNDS (IDENTIFIED COST $18,017,306)	21,263,105

Shares			Value

	[5]	MUTUAL FUNDS--18.3%
29,223		Emerging Markets Fixed-Income Core Fund	$621,983
1,720,828		Federated Mortgage Core Portfolio	16,709,234
264,523		High Yield Bond Portfolio	1,745,851
8,187,131	[6]	Prime Value Obligations Fund, Institutional Shares, 5.25%	8,187,131

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $27,671,810)	27,264,199

		TOTAL INVESTMENTS--99.7% (IDENTIFIED COST $142,604,895)[7]	148,076,424

		OTHER ASSETS AND LIABILITIES -- NET--0.3%	517,470

		TOTAL NET ASSETS--100%	$148,593,894

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At July 31, 2007, these restricted securities amounted to $922,449, which represented 0.6% of total net assets.

3 Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At July 31, 2007, these liquid restricted securities amounted to $922,449, which represented 0.6% of total net assets.

4 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

5 Affiliated companies.

6 7-Day net yield.

7 The cost of investments for federal tax purposes amounts to $142,664,681.

At July 31, 2007, the Fund had the following outstanding futures contracts:

	Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)

[1]	United States Treasury Notes 10-Year Long Futures	1	$107,422	September 2007	$12
[1]	United States Treasury Bond Short Futures	10	$1,100,625	September 2007	$(40,348)

	TOTAL UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(40,336)

At July 31, 2007, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation

Contracts Purchased:

9/18/2007	120,925,000 Japanese Yen	$1,000,000	$1,000,000	$0

Contracts Sold:

9/18/2007	60,462,500 Japanese Yen	505,180	500,000	5,180

9/18/2007	60,462,500 Japanese Yen	510,021	500,000	10,021

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$15,201

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2007.

The following acronyms are used throughout this portfolio:

REITs	--Real Estate Investment Trust
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $27,264,199 of investments in affiliated issuers (Note 5) (identified cost $142,604,895)		$148,076,424
Income receivable		278,878
Receivable for investments sold		1,843,152
Receivable for shares sold		361,145
Receivable for foreign exchange contracts		15,201

TOTAL ASSETS		150,574,800

Liabilities:
Payable for investments purchased	$1,693,961
Payable for shares redeemed	152,712
Payable for Directors’/Trustees’ fees	1,444
Payable for daily variation margin	4,172
Payable for distribution services fee (Note 5)	9,999
Payable for shareholder services fee (Note 5)	35,732
Accrued expenses	82,886

TOTAL LIABILITIES		1,980,906

Net assets for 10,802,197 shares outstanding		$148,593,894

Net Assets Consist of:
Paid-in capital		$133,840,838
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		5,446,394
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		8,152,511
Undistributed net investment income		1,154,151

TOTAL NET ASSETS		$148,593,894

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($81,633,772 ÷ 5,919,092 shares outstanding), no par value, unlimited shares authorized		$13.79

Offering price per share		$13.79

Redemption proceeds per share		$13.79

Class A Shares:
Net asset value per share ($51,166,663 ÷ 3,721,814 shares outstanding), no par value, unlimited shares authorized		$13.75

Offering price per share (100/94.50 of $13.75)[1]		$14.55

Redemption proceeds per share		$13.75

Class C Shares:
Net asset value per share ($15,775,097 ÷ 1,159,958 shares outstanding), no par value, unlimited shares authorized		$13.60

Offering price per share		$13.60

Redemption proceeds per share (99.00/100 of $13.60)[1]		$13.46

Class K Shares:
Net asset value per share ($18,362 ÷ 1,333 shares outstanding), no par value, unlimited shares authorized		$13.77

Offering price per share		$13.77

Redemption proceeds per share		$13.77

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $565,630 received from affiliated issuers (Note 5) and net foreign taxes withheld of $563)			$1,909,242
Interest			1,749,383
Investment income allocated from affiliated partnership (Note 5)			34,199

TOTAL INCOME			3,692,824

Expenses:
Investment adviser fee (Note 5)		$968,548
Administrative personnel and services fee (Note 5)		258,593
Custodian fees		40,700
Transfer and dividend disbursing agent fees and expenses		108,638
Transfer and dividend disbursing agent recordkeeping fees--Institutional Shares		131
Transfer and dividend disbursing agent recordkeeping fees-- Class A Shares		8,945
Transfer and dividend disbursing agent recordkeeping fees-- Class C Shares		4,847
Transfer and dividend disbursing agent recordkeeping fees-- Class K Shares		11
Auditing fees		17,448
Legal fees		7,143
Portfolio accounting fees		95,041
Distribution services fee--Class A Shares (Note 5)		18,948
Distribution services fee--Class C Shares (Note 5)		86,808
Distribution services fee--Class K Shares (Note 5)		22
Shareholder services fee--Class A Shares (Note 5)		76,333
Shareholder services fee--Class C Shares (Note 5)		20,868
Share registration costs		97,177
Printing and postage		50,784
Insurance premiums		8,572
Miscellaneous		8,812
EXPENSES BEFORE ALLOCATION		1,878,369

Expenses allocated from affiliated partnership		278

TOTAL EXPENSES		1,878,647

Waivers and Reimbursement:
Waiver/reimbursement of investment adviser fee (Note 5)	$(96,420)
Waiver of administrative personnel and services fee (Note 5)	(85,184)
Waiver of transfer and dividend disbursing agent fees and expenses	(4,786)
Reimbursement of transfer and dividend disbursing agent recordkeeping fees--Institutional Shares (Note 5)	(18)
Reimbursement of transfer and dividend disbursing agent recordkeeping fees--Class A Shares (Note 5)	(8,444)
Reimbursement of transfer and dividend disbursing agent recordkeeping fees--Class C Shares (Note 5)	(4,032)

TOTAL WAIVERS AND REIMBURSEMENT		(198,884)

Net expenses			1,679,763

Net investment income			2,013,061

Realized and Unrealized Gain on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			8,446,655
Net realized gain on futures contracts			98,773
Net realized gain and foreign currency transactions allocated from affiliated partnership			27,060
Net change in unrealized appreciation of investments, and translation of assets and liabilities in foreign currency transactions			786,434
Net change in unrealized depreciation of futures contracts			(40,336)

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			9,318,586

Change in net assets resulting from operations			$11,331,647

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2007	2006

Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,013,061	$1,362,405
Net realized gain on investments including allocations from partnership and futures contracts	8,572,488	6,686,253
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	746,098	(3,917,876)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	11,331,647	4,130,782

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(966,746)	(964,275)
Class A Shares	(418,667)	(12)
Class C Shares	(75,923)	(11)
Class K Shares	(1)	--
Distributions from net realized gain on investments, futures contracts and foreign currency transactions
Institutional Shares	(3,727,211)	(4,964,729)
Class A Shares	(1,712,874)	(68)
Class C Shares	(451,805)	(68)
Class K Shares	(4)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(7,353,231)	(5,929,163)

Share Transactions:
Proceeds from sale of shares	84,031,582	13,083,737
Net asset value of shares issued to shareholders in payment of distributions declared	7,010,766	5,924,802
Cost of shares redeemed	(26,053,811)	(6,910,472)
Redemption fees[1]	7,476	191

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	64,996,013	12,098,258

Change in net assets	68,974,429	10,299,877

Net Assets:
Beginning of period	79,619,465	69,319,588

End of period (including undistributed net investment income of $1,154,151 and $695,231, respectively)	$148,593,894	$79,619,465

1 Redemption fees in 2006 have been reclassified to permit comparison.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Balanced Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term growth through capital appreciation and current income.

MDT Balanced Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced offering Class A Shares and Class C Shares on September 15, 2005.

The Fund commenced offering Class K Shares on December 12, 2006.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities including Exchange Traded Funds, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in portfolios of Federated Core Trust, (Core Trust) which is managed by Federated Investment Management Company, the Fund’s adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed-income securities. The investment objective of Federated Mortgage Core Portfolio, a series of Core Trust, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of the Core Trust. A copy of the Core Trust’s financial statements is available on the EDGAR Database on the SEC’s website at www.sec.gov, at the Commission’s public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

The Fund may also invest in portfolios of Federated Core Trust II (Core Trust II), pursuant to a separate Exemptive Order issued by the SEC. Core Trust II is independently managed by Federated Investment Counseling. Core Trust II is a limited partnership established under the laws of the state of Delaware, on November 13, 2000, registered under the Act, and offered only to registered investment companies and other accredited investors. The investment objective of Emerging Markets Fixed Income Core Fund (EMCORE), a series of Core Trust II, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of the Core Trust II. The Fund records daily its proportionate share of income, expenses, unrealized gains and losses from EMCORE. The performance of the Fund is directly affected by the performance of the portfolio. A copy of EMCORE’s financial statements is available on the EDGAR Database on the SEC’s website at www.sec.gov, at the Commission’s public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Inflation/deflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended July 31, 2007, the Fund had net realized gains on futures contracts of $98,773.

Futures contracts outstanding at period end are listed after the Fund’s portfolio of investments.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund’s portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund’s Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Year Ended 7/31/2006

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	603,137	$8,390,088	533,396	$7,149,815
Shares issued to shareholders in payment of distributions declared	346,321	4,668,405	457,148	5,924,643
Shares redeemed	(604,149)	(8,303,830)	(513,140)	(6,866,506)
Redemption fees	--	4,965	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	345,309	$4,759,628	477,404	$6,207,952

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	4,589,586	$62,628,792	149,529	$1,973,518
Shares issued to shareholders in payment of distributions declared	144,782	1,948,759	6	80
Shares redeemed	(1,161,046)	(16,085,114)	(1,043)	(13,564)
Redemption fees	--	1,978	--	76

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	3,573,322	$48,494,415	148,492	$1,960,110

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	954,270	$12,994,037	300,157	$3,960,404
Shares issued to shareholders in payment of distributions declared	29,439	393,602	6	79
Shares redeemed	(121,568)	(1,664,768)	(2,346)	(30,402)
Redemption fees	--	533	--	115

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	862,141	$11,723,404	297,817	$3,930,196

	Period Ended 7/31/2007[2]		Year Ended 7/31/2006

Class K Shares:	Shares	Amount	Shares	Amount

Shares sold	1,340	$18,665	--	$--
Shares redeemed	(7)	(99)	--	--

NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	1,333	$18,566	--	$--

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	4,782,105	$64,996,013	923,713	$12,098,258

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

2 Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in-capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for REITS and partnership income.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains

$365	$(92,804)	$92,439

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2007 and 2006, was as follows:

	2007	2006

Ordinary income[1]	$3,667,344	$2,863,368

Long-term capital gains	$3,685,887	$3,065,795

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,960,881

Undistributed long-term capital gain	$3,380,432

Net unrealized appreciation	$5,411,743

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, deferral of paydowns and REIT adjustments and partnership investments.

At July 31, 2007, the cost of investments for federal tax purposes was $142,664,681. The net unrealized appreciation of investments for federal tax purposes was $5,411,743. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $9,766,020 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,354,277.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for certain Classes of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.25%

Class A Shares	1.50%

Class C Shares	2.25%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $95,564 of its fee. An affiliate of the Adviser reimbursed $12,494 of transfer and dividend disbursing agent recordkeeping fees.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 0.134% of average daily net assets of the Fund. FAS waived $85,184 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act, which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Class K Shares	0.50%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $74,254 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $36,549 in sales charges from the sale of Class A Shares. FSC also retained $4,565 of contingent deferred sales charges relating to redemptions of Class C Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees and/or other operating expenses of the Fund. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.15%, 1.40%, 2.15% and 1.90%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $856 in connection with the affiliated mutual funds listed below. Transactions with affiliated companies during the year ended July 31, 2007 are as follows:

Affiliates	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income/ Allocated Investment Income

Emerging Markets Fixed-Income Core Fund	--	42,893	13,670	29,223	$621,983	$34,199

Federated Mortgage Core Portfolio	--	1,720,828	--	1,720,828	$16,709,234	$420,748

High Yield Bond Portfolio	--	336,781	72,258	264,523	$1,745,851	$87,837

Prime Value Obligations Fund, Institutional Shares	--	13,260,871	5,073,740	8,187,131	$8,187,131	$57,045

TOTAL OF AFFILIATED TRANSACTIONS	--	15,361,373	5,159,668	10,201,705	$27,264,199	$599,829

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$246,671,433

Sales	$187,623,125

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2007, the amount of long-term capital gains designated by the Fund was $3,685,887.

For the fiscal year ended July 31, 2007, 20.35% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2007, 18.35% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT BALANCED FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Balanced Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein for the years ended July 31, 2007, 2006 and 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2005 were audited by another independent registered public accounting firm whose report, dated September 19, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Balanced Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein for the years ended July 31 2007, 2006 and 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT BALANCED FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund’s performance for the three year period was above the median of the relevant peer group, and the Fund’s performance fell below the median of the relevant peer group for the one year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

For the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Balanced Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R841
Cusip 31421R833
Cusip 31421R692

37326 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Balanced Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended

	2007 [1,2]	2006 [2]	2005 [2]	2004 [2]	7/31/2003 [2,3]

Net Asset Value, Beginning of Period	$13.23	$13.60	$12.82	$11.36	$10.00
Income From Investment Operations:
Net investment income	0.24 [4]	0.24 [4]	0.20	0.13	0.13
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	1.14	0.50	1.87	1.61	1.28

TOTAL FROM INVESTMENT OPERATIONS	1.38	0.74	2.07	1.74	1.41

Less Distributions:
Distributions from net investment income	(0.17)	(0.18)	(0.15)	(0.15)	(0.05)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.65)	(0.93)	(1.14)	(0.13)	(0.00)[5]

TOTAL DISTRIBUTIONS	(0.82)	(1.11)	(1.29)	(0.28)	(0.05)

Net Asset Value, End of Period	$13.79	$13.23	$13.60	$12.82	$11.36

Total Return[6]	10.61%	5.62%	16.81%	15.37%	14.18%

Ratios to Average Net Assets:

Net expenses	1.14%	1.25%	1.19%	1.17%	1.47%[7]

Net investment income	1.74%	1.82%	1.54%	1.03%	1.50%[7]

Expense waiver/reimbursement[8]	0.17%	0.14%	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$81,634	$73,747	$69,320	$53,815	$41,474

Portfolio turnover	174%	139%	127%	78%	124%

1 MDT Balanced Fund (the “Predecessor Fund”) was reorganized into Federated MDT Balanced Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 The years ended July 31, 2007 and July 31, 2006 and the period ended July 31, 2003 were audited by Ernst & Young LLP. The years ended July 31, 2005 and 2004 were audited by another independent registered public accounting firm.

3 Reflects operations for the period from October 1, 2002 (date of initial public investment) to July 31, 2003.

4 Per share numbers have been calculated using the average shares method.

5 Represents less than $0.01.

6 Based on net asset value, which does not reflect sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

7 Computed on an annualized basis.

8 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual	$1,000	$1,014.00	$5.69

Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.14	$5.71

1 Expenses are equal to the Fund’s annualized net expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management’s Discussion of Fund Performance

For the reporting period ending July 31, 2007 the fund’s Institutional Shares produced total returns of 10.61%, at net asset value.1 The Standard & Poor’s 500 Index2 and the Lehman Brothers Aggregate Bond Index3 returned 16.13% and 5.58%, respectively, while the Lipper Balanced Fund Index returned 12.90%.4

1 The fund is the successor to the MDT Balanced Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Balanced Fund.

2 The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 The Lehman Brother Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

4 The Lipper Balanced Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000 Index,5 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index,6 which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index7 and the Russell 2000® Index,8 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index9 returning 19.24% as compared to 12.97% for the Russell 3000 Value® Index.10

The best performing sectors during the reporting period in the Russell 3000® were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

5 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

6 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

7 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

8 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments can not be made directly in an index.

9 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments can not be made directly in an index.

10 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments can not be made directly in an index.

Real Estate Investment Trust (“REIT”) performance suffered late in the period as a combination of profit taking within the sector and uncertainty regarding the availability of credit -- a key ingredient to the merger and acquisition activity that has fueled property valuations -- led to a significant decline. The S&P REIT Index11 finished the period up 0.99%.

International equities outperformed the domestic market, benefiting from strong international economic growth and a general decline in the U.S. dollar relative to other currencies. Developed markets, as represented by the MSCI EAFE Index,12 performed well returning 23.91%, while emerging market returns were even better with the MSCI Emerging Markets Free Index13 up 50.26%.

In the bond market, volatility picked up considerably despite the Federal Reserve Board leaving interest rates unchanged. There has been a bit of a tug of war as the subprime-lending scare and worries of a credit crunch depressed U.S. interest rates. On the other hand, concerns about inflation and strong global economic growth and higher interest rates abroad put upward pressure on interest rates. There is considerable uncertainty as to the extent to which the troubles in the housing market will bleed over into other parts of the economy thus slowing the prospects for economic growth. Short-term interest rates were flat over the past 12 months while intermediate and longer-term rates fell modestly. The average yield of the Lehman Aggregate stood at 5.57% on July 31, 2007, virtually unchanged from 12 months earlier at 5.61%.

11 The S&P REIT Index tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. It consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio.

12 The MSCI EAFE Index measures international equity performance. It comprises 21 MSCI country indices, representing the developed markets outside of North America.

13 The MSCI Emerging Markets Free Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries.

ASSET ALLOCATION

During the reporting period, equity investments accounted for an average of approximately 63% of the portfolio while fixed income and cash averaged 37%. Within the equity allocation, investments in REITs hurt relative results as the sector underperformed the broader equity market, while the allocation to international equities helped results as these investments outperformed the domestic markets.14 Fixed income performance trailed the equity allocation’s results, but provided a valuable element of stability during the equity market’s volatility late in the period.15

Equities

Domestic equity investments, which are managed under our proprietary Optimum Q -- All Cap Core Strategy, underperformed their benchmark, the Russell 3000 Index. Investments in the Energy sector provided the most significant positive contribution to relative performance. The most significant negative contributors to relative performance were an overweight to the Financial sector, which underperformed, and an underweight to companies in the Telecommunication Services sector, which outperformed.

International investments slightly underperformed the MSCI EAFE Index overall, largely because the allocation to this category was increased towards the second half of the period when performance was not quite as strong. A new allocation to emerging market equities late in the period contributed positively to relative performance.

REIT investments did well relative to the S&P REIT Index, but trailed the broader market as the sector underperformed. The allocation to REITS was reduced beginning in late February as support for the sector was clearly deteriorating and uncertainty in credit markets was hurting valuations. The allocation was ultimately cut to slightly more than 2% of the portfolio, the smallest in the history of the fund. This change was fortuitous as REIT valuations declined significantly through the end of the period.

14 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

15 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Fixed Income

The bond portion of the fund underperformed its benchmark (the Lehman Aggregate), however evaluating fixed income results in isolation can be misleading since this allocation is managed in the context of the broader fund. For example, fixed income performance was hurt by a short duration position (reduced exposure to interest rate risk) during the latter part of 2006. At this time the fund’s investments in financial stocks, which can carry significant interest rate exposure, rallied strongly. By reducing the interest rate exposure in the portfolio’s bond investments, we were comfortable maintaining a significant position in financials and the fund’s overall performance benefited. Through the first seven months of 2007 we managed the bond portion of the fund more traditionally and it has modestly outperformed its benchmark with security selection and duration positioning in particular contributing positively to relative performance.16

16 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

GROWTH OF A $25,000 INVESTMENT -- INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,0001 in the Federated MDT Balanced Fund (Institutional Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2007, compared to the Standard and Poor’s 500 Index (S&P 500),2 the Lipper Balanced Fund Index (LBFI)3 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Total Returns for the Period Ended 7/31/2007

1 Year	10.61%

Start of Performance (10/1/2002)	12.90%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and the LBFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Tables

At July 31, 2007, the Fund’s portfolio composition1 was as follows:

Security Type	Percentage of Total Net Assets

Domestic Equity	50.2%

Foreign Stock ETF	14.3%

Mortgage-Backed Securities	10.0%

Corporate Debt Securities	8.1%

U.S. Treasury and Agency Securities[2]	5.2%

International Equity	2.6%

Collateralized Mortgage Obligations	2.4%

Asset-Backed Securities	1.1%

Foreign Debt Securities	1.1%

Adjustable Rate Mortgage Securities	0.7%

Cash Equivalents[3]	8.4%

Other Assets and Liabilities--Net[4]	(4.1)%

TOTAL	100.0%

1 See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2 Also includes $2,318,458 held in U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities.

At July 31, 2007, the Fund’s industry composition5 for its equity securities was as follows:

Industry	Percentage of Equity Securities

Money Center Bank	7.6%

Regional Bank	5.4%

Multi-Line Insurance	5.3%

Oil Well Supply	5.3%

Internet Services	5.2%

Securities Brokerage	5.2%

Property Liability Insurance	4.6%

Computers - Low End	4.4%

Life Insurance	4.4%

Real Estate Investment Trusts	4.4%

Integrated Domestic Oil	4.3%

Integrated International Oil	4.3%

Building Supply Stores	4.2%

Agricultural Chemicals	3.7%

Financial Services	3.3%

Metal Fabrication	2.4%

Oil Refiner	2.4%

Home Building	1.8%

Railroad	1.8%

Electric Utility	1.7%

Crude Oil & Gas Production	1.2%

Ethical Drugs	1.2%

Diversified Oil	1.1%

Miscellaneous Food Products	1.1%

Offshore Driller	1.1%

Oil Service, Explore & Drill	1.0%

Undesignated Consumer Cyclicals	1.0%

Other[6]	10.6%

TOTAL	100.0%

5 Industry classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

6 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other”.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--53.0%
		Agricultural Chemicals--2.0%
800		Bunge Ltd.	$72,488
44,000		Monsanto Co.	2,835,800

		TOTAL	2,908,288

		Apparel--0.1%
2,700		Guess ?, Inc.	128,223

		Auto Original Equipment Manufactures--0.1%
2,200		American Axle & Manufacturing Holdings, Inc.	53,240
600		Johnson Controls, Inc.	67,890
900		Sun Hydraulics Inc.	26,748
1,900		Superior Industries International, Inc.	35,150

		TOTAL	183,028

		Biotechnology--0.5%
9,100	[1]	Genentech, Inc.	676,858
1,400	[1]	Martek Biosciences Corp.	35,868

		TOTAL	712,726

		Bituminous Coal--0.0%
1,400		Massey Energy Co.	29,890

		Book Publishing--0.0%
1,200	[1]	Scholastic Corp.	38,616

		Building Supply Stores--2.2%
66,700		Home Depot, Inc.	2,479,239
27,800		Lowe’s Cos., Inc.	778,678

		TOTAL	3,257,917

		Cement--0.1%
1,000		Martin Marietta Materials	137,000

		Clothing Stores--0.2%
6,100	[1]	Aeropostale, Inc.	232,288
1,600	[1]	Hanesbrands Inc.	49,616

		TOTAL	281,904

		Computer Networking--0.1%
4,500	[1]	Juniper Networks, Inc.	134,820

		Computer Peripherals--0.0%
1,400	[1]	Hutchinson Technology, Inc.	28,084

		Computer Stores--0.1%
6,200	[1]	Ingram Micro, Inc., Class A	124,310

		COMMON STOCKS--continued
		Computers - Low End--2.3%
26,300	[1]	Apple, Inc.	$3,465,288

		Construction Machinery--0.0%
400		Manitowoc, Inc.	31,068

		Cosmetics & Toiletries--0.0%
1,100	[1]	Bare Escentuals, Inc.	31,031

		Crude Oil & Gas Production--0.6%
6,800		Apache Corp.	549,712
2,500	[1]	Bill Barrett Corp.	85,800
1,600		Cimarex Energy Co.	60,560
3,000		Devon Energy Corp.	223,830
600		Pogo Producing Co.	31,956

		TOTAL	951,858

		Defense Aerospace--0.1%
1,600		Goodrich (B.F.) Co.	100,656

		Defense Electronics--0.1%
1,900	[1]	FLIR Systems, Inc.	82,935
400	[1]	First Solar, Inc.	45,028

		TOTAL	127,963

		Discount Department Stores--0.1%
6,000		Foot Locker, Inc.	111,360

		Diversified Leisure--0.1%
3,000		Carnival Corp.	132,930

		Diversified Oil--0.6%
15,000		Occidental Petroleum Corp.	850,800

		Drug Stores--0.1%
1,900		Longs Drug Stores Corp.	91,884

		Electric Utility--0.9%
7,000		Ameren Corp.	335,860
3,600		DTE Energy Co.	166,968
8,000		Edison International	423,120
2,500		Pepco Holdings, Inc.	67,675
1,300		Portland General Electric Co.	34,983
1,100		Sempra Energy	57,992
2,700		SCANA Corp.	100,926
6,600		Xcel Energy, Inc.	133,980

		TOTAL	1,321,504

		Electrical Equipment--0.0%
1,700	[1]	Houston Wire & Cable Co.	43,809

		COMMON STOCKS--continued
		Electronic Instruments--0.0%
500		Analogic Corp.	$33,195

		Ethical Drugs--0.6%
2,600	[1]	King Pharmaceuticals, Inc.	44,226
23,700		Pfizer, Inc.	557,187
10,100		Schering Plough Corp.	288,254
1,200	[1]	Sciele Pharma, Inc.	27,828

		TOTAL	917,495

		Financial Services--1.7%
14,100		Ambac Financial Group, Inc.	946,815
6,000		Ameriprise Financial, Inc.	361,620
15,600		CIT Group, Inc.	642,408
2,300		Janus Capital Group, Inc.	69,138
7,700		MBIA, Inc.	431,970
900	[1]	Mastercard, Inc. Class A	144,720

		TOTAL	2,596,671

		Gas Distributor--0.1%
2,100		AGL Resources, Inc.	79,170
1,800		MDU Resources Group, Inc.	49,068
500		NICOR, Inc.	19,705

		TOTAL	147,943

		Home Building--1.0%
10,600		Centex Corp.	395,486
4,200	[1]	Hovnanian Enterprises, Inc., Class A	55,608
4,800		KB Home	152,688
8,000		Lennar Corp., Class A	245,280
3,200		M.D.C. Holdings, Inc.	147,200
200	[1]	NVR, Inc.	115,696
15,600		Pulte Homes, Inc.	301,704

		TOTAL	1,413,662

		Insurance Brokerage--0.1%
100	[1]	Markel Corp.	46,550
1,800		Odyssey Re Holdings Corp.	63,360

		TOTAL	109,910

		Integrated Domestic Oil--2.3%
40,100		ConocoPhillips	3,241,684
2,800		Marathon Oil Corp.	154,560

		TOTAL	3,396,244

		COMMON STOCKS--continued
		Integrated International Oil--2.3%
39,300		Chevron Corp.	$3,350,718

		Internet Services--2.7%
16,500	[1]	Amazon.com, Inc.	1,295,910
83,100	[1]	eBay, Inc.	2,692,440
900	[1]	Priceline.com, Inc.	57,420

		TOTAL	4,045,770

		Leasing--0.0%
700		GATX Corp.	31,752

		Life Insurance--2.3%
500		Delphi Financial Group, Inc., Class A	20,085
30,600		MetLife, Inc.	1,842,732
2,200		Nationwide Financial Services, Inc., Class A	125,202
1,300		Protective Life Corp.	55,926
14,200		Prudential Financial	1,258,546
2,000		Torchmark Corp.	123,080

		TOTAL	3,425,571

		Lumber Products--0.1%
4,500		Louisiana-Pacific Corp.	83,340

		Mail Order--0.0%
3,100	[1]	Coldwater Creek Inc.	61,039

		Major Steel Producer--0.0%
1,000		Ryerson, Inc.	32,090

		Maritime--0.2%
400	[1]	Kirby Corp.	16,204
3,200		Overseas Shipholding Group, Inc.	248,288

		TOTAL	264,492

		Medical Supplies--0.0%
800	[1]	Kyphon, Inc.	52,496

		Medical Technology--0.4%
2,300	[1]	Intuitive Surgical, Inc.	489,003
1,300		Stryker Corp.	81,159

		TOTAL	570,162

		Metal Fabrication--1.3%
700		Olympic Steel, Inc.	18,389
12,200		Precision Castparts Corp.	1,672,132
3,100		Timken Co.	103,540
6,000		Worthington Industries, Inc.	124,200

		TOTAL	1,918,261

		COMMON STOCKS--continued
		Mini-Mill Producer--0.2%
5,800		Commercial Metals Corp.	$178,872
1,100		Schnitzer Steel Industries, Inc., Class A	59,609

		TOTAL	238,481

		Miscellaneous Food Products--0.6%
25,900		Archer-Daniels-Midland Co.	870,240

		Miscellaneous Metals--0.2%
500		Kennametal, Inc.	38,330
2,600		Metal Management, Inc.	109,226
6,000	[1]	USEC, Inc.	100,740

		TOTAL	248,296

		Miscellaneous Components--0.1%
5,100	[1]	Vishay Intertechnology, Inc.	79,101

		Money Center Bank--4.0%
28,400		Bank of America Corp.	1,346,728
24,100		Citigroup, Inc.	1,122,337
79,900		J.P. Morgan Chase & Co.	3,516,399

		TOTAL	5,985,464

		Mortgage & Title--0.1%
1,100		LandAmerica Financial Group, Inc.	84,249

		Multi-Industry Transportation--0.1%
2,800	[1]	Hub Group, Inc.	95,256

		Multi-Industry Capital Goods--0.1%
1,300	[1]	Ceradyne, Inc.	97,019
1,600	[1]	Shaw Group, Inc.	85,152

		TOTAL	182,171

		Multi-Line Insurance--2.8%
6,550		Allstate Corp.	348,132
51,800		American International Group, Inc.	3,324,524
5,400		Assurant, Inc.	273,888
1,200		Hanover Insurance Group, Inc.	52,668
1,400		Hartford Financial Services Group, Inc.	128,618

		TOTAL	4,127,830

		Mutual Fund Adviser--0.0%
100		Franklin Resources, Inc.	12,737

		Newspaper Publishing--0.0%
700		Gannett Co., Inc.	34,930

		Office Furniture--0.0%
700		Knoll, Inc.	13,867

		COMMON STOCKS--continued
		Offshore Driller--0.6%
1,800	[1]	Hornbeck Offshore Services, Inc.	$77,490
3,200	[1]	Oceaneering International, Inc.	179,712
9,400		Tidewater, Inc.	643,148

		TOTAL	900,350

		Oil Refiner--1.3%
28,000		Valero Energy Corp.	1,876,280

		Oil Service, Explore & Drill--0.5%
13,400	[1]	Grant Prideco, Inc.	751,740
400	[1]	McDermott International, Inc.	33,176

		TOTAL	784,916

		Oil Well Supply--2.8%
4,200	[1]	FMC Technologies, Inc.	384,384
39,600		Schlumberger Ltd.	3,750,912

		TOTAL	4,135,296

		Other Communications Equipment--0.0%
1,300		Harris Corp.	71,344

		Personal Loans--0.0%
500		ASTA Funding, Inc.	18,040
600		Advanta Corp., Class B	15,396

		TOTAL	33,436

		Poultry Products--0.2%
4,300		Pilgrims Pride Corp.	144,824
2,600		Sanderson Farms, Inc.	103,662

		TOTAL	248,486

		Property Liability Insurance--2.4%
4,050		American Financial Group, Inc. Ohio	113,764
19,200		Chubb Corp.	967,872
2,700		Commerce Group, Inc.	77,571
3,700		HCC Insurance Holdings, Inc.	108,336
9,800		Loews Corp.	464,520
1,200		Mercury General Corp.	62,136
1,100	[1]	Philadelphia Consolidated Holding Corp.	39,754
2,400		Reinsurance Group of America	127,944
3,600		Safeco Corp.	210,492
27,900		The Travelers Cos, Inc.	1,416,762
200		Transatlantic Holdings, Inc.	14,630

		TOTAL	3,603,781

		COMMON STOCKS--continued
		Railroad--0.9%
25,800		Norfolk Southern Corp.	$1,387,524

		Real Estate Investment Trusts--2.3%
3,400		AMB Property Corp.	181,152
1,800		Alexandria Real Estate Equities, Inc.	155,034
3,150		Archstone-Smith Trust	180,841
1,900		Avalonbay Communities, Inc.	205,143
1,150		Boston Properties, Inc.	108,663
3,550		Developers Diversified Realty	170,400
3,300		Equity Residential Properties Trust	131,373
2,000		Federal Realty Investment Trust	150,280
1,900		General Growth Properties, Inc.	91,162
3,800		Health Care Property Investors, Inc.	103,512
13,000		Host Hotels & Resorts, Inc.	274,560
3,000		Kimco Realty Corp.	111,990
4,600	[1]	Prologis Trust	261,740
2,100		Public Storage, Inc.	147,189
7,000		Realty Income Corp.	164,290
2,100		SL Green Realty Corp.	254,982
3,100		Simon Property Group, Inc.	268,243
4,400		Taubman Centers, Inc.	211,596
2,450		Vornado Realty Trust	262,223

		TOTAL	3,434,373

		Recreational Goods--0.0%
1,700	[1]	Smith & Wesson Holding Corp.	31,960

		Regional Bank--2.8%
2,200		Associated Banc Corp.	63,228
6,000		BB&T Corp.	224,520
1,300		Central Pacific Financial Corp.	36,673
12,300		Comerica, Inc.	647,718
8,800		Fifth Third Bancorp	324,632
1,400		FirstMerit Corp.	25,662
700		Huntington Bancshares, Inc.	13,440
31,657		KeyCorp	1,098,181
700		M & T Bank Corp.	74,403
17,200		National City Corp.	505,508
10,300		SunTrust Banks, Inc.	806,490
4,600		UnionBanCal Corp.	254,196
		COMMON STOCKS--continued
		Regional Bank--continued
1,000		United Bankshares, Inc.	$27,850
1,700		Zions Bancorp	126,735

		TOTAL	4,229,236

		Restaurant--0.1%
2,600	[1]	Buffalo Wild Wings, Inc.	112,372

		Rubber--0.0%
600		Cooper Tire & Rubber Co.	13,794

		Savings & Loan--0.2%
3,200		Newalliance Bancshares, Inc.	43,232
5,500		Washington Mutual, Inc.	206,415

		TOTAL	249,647

		Securities Brokerage--2.7%
1,000		Goldman Sachs Group, Inc.	188,340
12,900		Lehman Brothers Holdings, Inc.	799,800
21,200		Merrill Lynch & Co., Inc.	1,573,040
23,600		Morgan Stanley	1,507,332

		TOTAL	4,068,512

		Semiconductor Distribution--0.2%
8,400	[1]	Avnet, Inc.	318,192

		Semiconductor Manufacturing--0.4%
5,800		Intersil Holding Corp.	169,650
8,500		Linear Technology Corp.	303,025
5,100	[1]	Spansion Inc. - Class A	54,111

		TOTAL	526,786

		Semiconductor Manufacturing Equipment--0.0%
2,400	[1]	Teradyne, Inc.	37,656

		Services to Medical Professionals--0.3%
8,000	[1]	Express Scripts, Inc., Class A	401,040
400	[1]	Humana, Inc.	25,636
600	[1]	Nighthawk Radiology Holdings	12,378

		TOTAL	439,054

		Shoes--0.1%
1,600	[1]	Crocs, Inc.	94,912

		Software Packaged/Custom--0.3%
1,300	[1]	Blue Coat Systems, Inc.	63,349
6,400	[1]	Computer Sciences Corp.	356,352

Shares or Principal Amount			Value

		COMMON STOCKS--continued
		Software Packaged/Custom--continued
600		National Instruments Corp.	$19,410
1,400	[1]	SPSS, Inc.	57,456

		TOTAL	496,567

		Specialty Chemicals--0.2%
1,800		Minerals Technologies, Inc.	116,406
3,600	[1]	OM Group, Inc.	174,384

		TOTAL	290,790

		Specialty Retailing--0.1%
1,200	[1]	Big Lots, Inc.	31,032
4,800		Borders Group, Inc.	78,528
1,400		Pep Boys-Manny Moe & Jack	23,702

		TOTAL	133,262

		Telecomm Equipment & Services--0.2%
400	[1]	Anixter International, Inc.	33,060
1,700	[1]	C-COR Electronics, Inc.	22,865
7,300	[1]	Corning, Inc.	174,032

		TOTAL	229,957

		Telephone Utility--0.1%
2,100		Embarq Corp.	129,759

		Trucking--0.0%
100		Con-way, Inc.	4,939

		Undesignated Consumer Cyclicals--0.5%
4,700		DeVRY, Inc.	152,280
4,300	[1]	ITT Educational Services, Inc.	454,338
4,700	[1]	TeleTech Holdings, Inc.	137,851

		TOTAL	744,469

		Undesignated Consumer Staples--0.2%
4,500	[1]	Nutri/System, Inc.	250,740

		TOTAL COMMON STOCKS (IDENTIFIED COST $75,549,099)	78,526,780

		ASSET-BACKED SECURITIES--1.1%
$400,000		Banc of America Commercial Mortgage, Inc. 2007-1 A2, 5.381%, 1/15/2049	395,781
51,042		CS First Boston Mortgage Securities Corp. 2002-HE4 AF, 5.51%, 8/25/2032	50,894
580,042		Community Program Loan Trust 1987-A A4, 4.50%, 10/01/2018	571,138
140,000		Morgan Stanley Capital I 2006-IQ12 A4, 5.319%, 12/15/2043	133,473
Principal Amount			Value

		ASSET-BACKED SECURITIES--continued
$250,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.331%, 03/12/2051	$246,733
250,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.485%, 03/12/2051	240,674

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,677,017)	1,638,693

		COLLATERALIZED MORTGAGE OBLIGATIONS--0.7%
5,190		Bear Stearns Mortgage Securities, Inc. 1997-6 1A, 6.67%, 3/25/2031	5,127
410,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	399,189
15,813		Federal Home Loan Mortgage Corp. REMIC 1311 K, 7.00%, 7/15/2022	15,813
30,846		Federal Home Loan Mortgage Corp. REMIC 1384 D, 7.00%, 9/15/2022	30,846
34,224		Federal Home Loan Mortgage Corp. REMIC 1595 D, 7.00%, 10/15/2013	34,735
75,000		Federal Home Loan Mortgage Corp. REMIC 2497 JH, 6.00%, 9/15/2032	74,985
73,921		Federal National Mortgage Association REMIC 1993-113 SB, 9.75%, 7/25/2023	80,761
13,151		Federal National Mortgage Association REMIC 2001-37 GA, 8.00%, 7/25/2016	13,756
19,002		Federal National Mortgage Association REMIC 2003-35 UC, 3.75%, 5/25/2033	17,257
15,978		Government National Mortgage Association REMIC 1999-29 PB, 7.25%, 7/16/2028	16,192
55,344		Government National Mortgage Association REMIC 2002-17 B, 6.00%, 3/20/2032	55,540
350,000		JP Morgan Chase Commercial Mortgage Securities 2007-CB19 A2, 5.478%, 2/12/2049	351,465

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $1,114,652)	1,095,666

		CORPORATE BONDS--7.8%
		Basic Industry - Chemicals--0.0%
75,000		Albemarle Corp., Sr. Note, 5.10%, 02/01/2015	67,999

		Basic Industry - Metals & Mining--0.1%
35,000		Alcoa, Inc., Note, 5.55%, 02/01/2017	33,965
100,000		BHP Finance (USA), Inc., Company Guarantee, 5.25%, 12/15/2015	94,411
60,000		Newmont Mining Corp., Company Guarantee, 5.875%, 04/01/2035	53,782

		TOTAL	182,158

		Capital Goods - Aerospace & Defense--0.2%
125,000		Boeing Co., Note, 5.125%, 02/15/2013	123,934
200,000		Raytheon Co., Unsecd. Note, 5.375%, 04/01/2013	197,963

		TOTAL	321,897

		Capital Goods - Diversified Manufacturing--0.1%
100,000		Emerson Electric Co., Unsecd. Note, 5.75%, 11/01/2011	102,315
40,000	[2,3]	Textron Financial Corp., Jr. Sub. Note, 6.00%, 02/15/2067	37,917

		TOTAL	140,232

Principal Amount			Value

		CORPORATE BONDS--continued
		Capital Goods - Environmental--0.1%
$100,000		Waste Management, Inc., 7.375%, 08/01/2010	$105,530

		Capital Goods - Packaging--0.0%
20,000		Pactiv Corp., 6.40%, 1/15/2018	20,528

		Communications - Media & Cable--0.1%
100,000		Comcast Corp., Sr. Note, 7.125%, 06/15/2013	105,959
75,000		Cox Communications, Inc., Unsecd. Note, 5.45%, 12/15/2014	71,745
25,000	[2,3]	Time Warner Cable, Inc., Sr. Unsecd. Note, 5.85%, 05/01/2017	24,252

		TOTAL	201,956

		Communications - Media Noncable--0.2%
100,000		British Sky Broadcasting Group PLC, 8.20%, 07/15/2009	105,509
75,000		News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016	84,890
75,000		News America Holdings, Inc., Sr. Deb., 9.25%, 02/01/2013	86,770

		TOTAL	277,169

		Communications - Telecom Wireless--0.4%
210,000		AT&T Wireless Services, Inc., Sr. Note, 8.75%, 03/01/2031	264,158
100,000		Cingular Wireless LLC, Sr. Note, 6.50%, 12/15/2011	103,966
50,000		Sprint Capital Corp., Company Guarantee, 8.75%, 03/15/2032	55,298
100,000		Sprint Capital Corp., Note, 8.375%, 03/15/2012	109,334
10,000		Vodafone Group PLC, 5.35%, 02/27/2012	9,808
50,000		Vodafone Group PLC, Note, 5.625%, 2/27/2017	48,043

		TOTAL	590,607

		Communications - Telecom Wirelines--0.1%
40,000		Telefonica SA, Company Guarantee, 7.045%, 06/20/2036	40,743
50,000		Telefonica SA, Sr. Note, 5.855%, 02/04/2013	49,556
100,000		Telefonos de Mexico, Note, 4.50%, 11/19/2008	98,050

		TOTAL	188,349

		Consumer Cyclical - Automotive--0.1%
75,000		DaimlerChrysler North America, Sr. Note, 4.875%, 06/15/2010	73,467
25,000		DaimlerChrysler North America Holding Corp., Sr. Note, 6.50%, 11/15/2013	25,680

		TOTAL	99,147

		Consumer Cyclical - Entertainment--0.1%
75,000		Disney Co., Note, 5.70%, 07/15/2011	76,515
100,000		Time Warner, Inc., 5.50%, 11/15/2011	99,303

		TOTAL	175,818

		Consumer Cyclical - Lodging--0.1%
100,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/01/2016	96,795

Principal Amount			Value

		CORPORATE BONDS--continued
		Consumer Cyclical - Retailers--0.1%
$40,000		CVS Caremark Corp., Sr. Unsecd. Note, 5.75%, 06/01/2017	$38,394
30,000		Costco Wholesale Corp., 5.30%, 03/15/2012	29,870
10,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.875%, 02/15/2018	9,607
100,000		Target Corp., 5.875%, 03/01/2012	101,878

		TOTAL	179,749

		Consumer Non-Cyclical Food/Beverage--0.3%
50,000		Anheuser-Busch Cos., Inc., Sr. Note, 5.60%, 03/01/2017	49,187
100,000		Bottling Group LLC, Note, 5.50%, 04/01/2016	98,546
40,000		General Mills, Inc., Note, 5.70%, 02/15/2017	39,787
75,000		Kraft Foods, Inc., Note, 5.25%, 10/01/2013	72,499
110,000		Kraft Foods, Inc., Note, 6.25%, 06/01/2012	112,390

		TOTAL	372,409

		Consumer Non-Cyclical Health Care--0.1%
100,000		Medtronic, Inc., Note, Series B, 4.375%, 09/15/2010	96,313
40,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.400%, 07/01/2017	40,837

		TOTAL	137,150

		Consumer Non-Cyclical Pharmaceuticals--0.4%
75,000		Abbott Laboratories, 5.375%, 05/15/2009	75,269
100,000		Genentech, Inc., Sr. Note, 4.75%, 07/15/2015	94,518
60,000		Lilly (Eli) & Co., Bond, 5.20%, 03/15/2017	57,487
125,000		Lilly (Eli) & Co., Unsecd. Note, 6.57%, 01/01/2016	133,341
100,000		Pharmacia Corp., Sr. Deb., 6.50%, 12/01/2018	108,376
35,000		Wyeth, 5.45%, 04/01/2017	34,168
100,000		Wyeth, Unsecd. Note, 5.50%, 02/01/2014	99,179

		TOTAL	602,338

		Energy - Independent--0.2%
55,000		Anadarko Petroleum Corp., Sr. Note, 5.95%, 09/15/2016	54,255
50,000		Canadian Natural Resources, 4.90%, 12/01/2014	47,306
150,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	162,457
10,000		XTO Energy, Inc., 6.75%, 08/01/2037	10,213
15,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.25%, 08/01/2017	15,308

		TOTAL	289,539

		Energy - Integrated--0.2%
75,000		Conoco Funding Co., Inc., 7.25%, 10/15/2031	83,886
75,000		ConocoPhillips Australia, 5.50%, 04/15/2013	74,722
100,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	111,770

		TOTAL	270,378

Principal Amount			Value

		CORPORATE BONDS--continued
		Energy - Oil Field Services--0.0%
$40,000		Enbridge, Inc., Sr. Note, 5.60%, 04/01/2017	$38,545

		Energy - Refining--0.1%
100,000		Valero Energy Corp., 6.875%, 04/15/2012	105,886
40,000		Valero Energy Corp., 7.50%, 04/15/2032	43,893
35,000		Valero Energy Corp., Note, 4.75%, 04/01/2014	32,546

		TOTAL	182,325

		Financial Institution - Banking--1.6%
200,000		Bank of America Corp., Sr. Note, 5.375%, 06/15/2014	195,949
120,000		Capital One Capital IV, 6.745%, 02/17/2037	104,711
200,000		Citigroup, Inc., Note, 5.125%, 02/14/2011	197,716
150,000		Credit Suisse First Boston, Sr. Note, 5.50%, 08/16/2011	150,523
100,000		HSBC Finance Capital Trust, Note, 5.911%, 11/30/2035	197,482
200,000		HSBC Finance Corp., 4.75%, 04/15/2010	97,231
100,000		Household Finance Corp., Note, 7.00%, 05/15/2012	103,480
150,000		J.P. Morgan Chase & Co., 5.75%, 01/02/2013	149,547
100,000		Marshall & Ilsley Bank, Sr. Note, 4.40%, 03/15/2010	97,224
200,000		Northern Trust Corp., Sr. Note, 5.30%, 08/29/2011	197,166
50,000		PNC Funding Corp., Sub. Note, 5.625%, 02/01/2017	48,966
100,000		PNC Funding Corp., Sub. Note, 7.50%, 11/01/2009	104,846
100,000		Popular North America, 5.65%, 04/15/2009	100,496
250,000		US BANK NA, Sub. Note, 4.95%, 10/30/2014	240,239
250,000		Wachovia Bank N.A., 4.80%, 11/01/2014	234,496
100,000		Wells Fargo Bank, N.A., Sub. Note, 6.45%, 02/01/2011	103,256
75,000		Zions Bancorp, Sub. Note, 5.50%, 11/16/2015	72,042

		TOTAL	2,395,370

		Financial Institution - Brokerage--0.8%
100,000		Bear Stearns Cos., Inc., Unsecd. Note, 3.25%, 03/25/2009	95,999
150,000		Goldman Sachs Group, Inc., Note, 5.25%, 10/15/2013	144,970
100,000		Invesco PLC, Note, 4.50%, 12/15/2009	97,294
25,000		Janus Capital Group, Inc., Sr. Note, 6.25%, 06/15/2012	25,359
30,000		Janus Capital Group, Inc., Sr. Note, 6.70%, 06/15/2017	30,421
120,000		Lehman Brothers Holdings, 7.875%, 8/15/2010	127,784
35,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.50%, 07/19/2017	34,564
40,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.875%, 07/17/2037	39,212
400,000		Merrill Lynch & Co., Inc., Sr. Unsub., Series CORE, 5.908%, 01/31/2008	397,990
Principal Amount			Value

		CORPORATE BONDS--continued
		Financial Institution - Brokerage--continued
$150,000		Merrill Lynch & Co., Inc., Unsecd. Note, 5.45%, 07/15/2014	$145,242
100,000		Morgan Stanley, Note, 4.00%, 01/15/2010	96,249

		TOTAL	1,235,084

		Financial Institution - Finance Noncaptive--0.6%
100,000		American Express Co., Global Sr. Note, 4.75%, 06/17/2009	99,129
100,000		American General Finance Corp., 4.00%, 03/15/2011	94,933
150,000		Berkshire Hathaway, Inc., Company Guarantee, 4.85%, 01/15/2015	143,988
90,000	[2,3]	Capmark Financial Group, Inc., Note, 6.30%, 05/10/2017	80,032
100,000		General Electric Capital Corp., Note, 4.875%, 03/04/2015	96,082
200,000	[2,3]	ILFC E-Capital Trust I, 5.90%, 12/21/2065	202,720
100,000		International Lease Finance Corp., Note, 4.875%, 09/01/2010	98,218
75,000		SLM Corp., Note, 4.00%, 01/15/2010	69,806

		TOTAL	884,908

		Financial Institution - Insurance - Health--0.0%
75,000		Aetna US Healthcare, Sr. Note, 5.75%, 06/15/2011	75,700

		Financial Institution - Insurance - Life--0.1%
100,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	121,585

		Financial Institution - Insurance - P&C--0.4%
41,000		ACE INA Holdings, Inc., Sr. Note, 5.70%, 02/15/2017	40,312
100,000		The St. Paul Travelers Co., Inc., Sr. Unsecd. Note, 5.50%, 12/01/2015	97,372
500,000	[2,3]	ZFS Finance USA Trust I, Jr. Sub. Note, 6.15%, 12/15/2065	502,215

		TOTAL	639,899

		Financial Institution - REITs--0.0%
20,000	[2,3]	Equity One, Inc., 6.00%, 09/15/2017	19,772

		Foreign - Local - Government--0.1%
100,000		Ontario, Province of, Note, 4.50%, 02/03/2015	96,399

		Technology--0.2%
75,000		Cisco Systems, Inc., Sr. Note, 5.25%, 02/22/2011	74,746
10,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.50%, 02/22/2016	9,830
100,000		Dell Computer Corp., Sr. Deb., 7.10%, 04/15/2028	105,256
25,000		Hewlett-Packard Co., Note, 5.40%, 03/01/2017	24,196
100,000		Oracle Corp., Sr. Unsecd. Note, Series WI, 5.00%, 01/15/2011	98,618

		TOTAL	312,646

		Transportation - Airlines--0.1%
75,000		Southwest Airlines Co., 6.50%, 03/01/2012	77,520
50,000		Southwest Airlines Co., Deb., 7.375%, 03/01/2027	52,926

		TOTAL	130,446

Principal Amount			Value

		CORPORATE BONDS--continued
		Transportation - Railroads--0.2%
$75,000		Burlington Northern Santa Fe Corp., Sr. Note, 4.875%, 01/15/2015	$70,023
100,000		Norfolk Southern Corp., Sr. Note, 6.75%, 02/15/2011	103,881
100,000		Union Pacific Corp., 4.875%, 01/15/2015	93,592

		TOTAL	267,496

		Transportation - Services--0.1%
100,000		FedEx Corp., Note, 5.50%, 08/15/2009	100,088

		Utility - Electric--0.5%
100,000		Cleveland Electric Illum, Sr. Unsecd. Note, 5.95%, 12/15/2036	91,822
100,000		Consolidated Edison Co., Sr. Unsecd. Note, Series 2006 C, 5.50%, 09/15/2016	98,155
100,000		Exelon Generation Co. LLC, Sr. Note, 5.35%, 01/15/2014	96,496
100,000		FirstEnergy Corp., Note, Series B, 6.45%, 11/15/2011	103,409
55,000	[2,3]	Great River Energy, 1st Mtg. Note, 5.829%, 07/01/2017	55,541
100,000		PSEG Power LLC, Company Guarantee, 7.75%, 04/15/2011	107,924
75,000		PSI Energy, Inc., Bond, 6.05%, 06/15/2016	75,687
100,000		Pacific Gas & Electric Co., Unsecd. Note, 4.20%, 03/01/2011	96,692

		TOTAL	725,726

		Utility - Natural Gas Distributor--0.1%
100,000		Atmos Energy Corp., Sr. Note, 4.00%, 10/15/2009	97,520

		TOTAL CORPORATE BONDS (IDENTIFIED COST $11,920,544)	11,643,257

		GOVERNMENT AGENCIES--1.7%
1,000,000		Federal Home Loan Mortgage Corp., 4.125%, 7/12/2010	976,188
500,000		Federal Home Loan Mortgage Corp., 5.250%, 7/18/2011	503,520
1,000,000		Federal Home Loan Mortgage Corp., 5.500%, 7/18/2016	1,010,725

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $2,477,407)	2,490,433

		MORTGAGE-BACKED SECURITIES--0.0%
22,076		Federal National Mortgage Association Pool 408761, 7.000%, 12/1/2012	22,649
11,983		Federal National Mortgage Association Pool 512255, 7.500%, 9/1/2014	12,481
34,121		Federal National Mortgage Association Pool 609554, 7.500%, 10/1/2016	35,668

		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $70,393)	70,798

		U.S. TREASURY--2.8%
523,735		U.S. Treasury Inflation Protected Note, 2.375%, 4/15/2011	521,279
1,235,400		U.S. Treasury Inflation Protected Note, 2.500%, 7/15/2016	1,243,756
2,400,000	[4]	United States Treasury Note, 3.875%, 2/15/2013	2,318,458

		TOTAL U.S. TREASURY (IDENTIFIED COST $4,106,667)	4,083,493

Shares			Value

		EXCHANGE TRADED FUNDS--14.3%
232,550		iShares MSCI EAFE Index Fund	$18,359,822
21,900		iShares MSCI Emerging Market Fund	2,903,283

		TOTAL EXCHANGE TRADED FUNDS (IDENTIFIED COST $18,017,306)	21,263,105

	[5]	MUTUAL FUNDS--18.3%
29,223		Emerging Markets Fixed-Income Core Fund	621,983
1,720,828		Federated Mortgage Core Portfolio	16,709,234
264,523		High Yield Bond Portfolio	1,745,851
8,187,131	[6]	Prime Value Obligations Fund, Institutional Shares, 5.25%	8,187,131

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $27,671,810)	27,264,199

		TOTAL INVESTMENTS -- 99.7% (IDENTIFIED COST $142,604,895)7	148,076,424

		OTHER ASSETS AND LIABILITIES -- NET--0.3%	517,470

		TOTAL NET ASSETS--100%	$148,593,894

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At July 31, 2007, these restricted securities amounted to $922,449, which represented 0.6% of total net assets.

3 Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At July 31, 2007, these liquid restricted securities amounted to $922,449, which represented 0.6% of total net assets.

4 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

5 Affiliated companies.

6 7-Day net yield.

7 The cost of investments for federal tax purposes amounts to $142,664,681.

At July 31, 2007, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)

[1]United States Treasury Notes 10-Year Long Futures	1	$107,422	September 2007	$12

[1]United States Treasury Bond Short Futures	10	$1,100,625	September 2007	$(40,348)

TOTAL UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(40,336)

At July 31, 2007, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation

Contracts Purchased:

9/18/2007	120,925,000 Japanese Yen	$1,000,000	$1,000,000	$0

Contracts Sold:

9/18/2007	60,462,500 Japanese Yen	505,180	500,000	5,180

9/18/2007	60,462,500 Japanese Yen	510,021	500,000	10,021

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				15,201

Note: The categories of investments are shown as a percentage of total net assets at
July 31, 2007.

The following acronyms are used throughout this portfolio:

REITs	--Real Estate Investment Trust
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $27,264,199 of investments in affiliated issuers (Note 5) (identified cost $142,604,895)		$148,076,424
Income receivable		278,878
Receivable for investments sold		1,843,152
Receivable for shares sold		361,145
Receivable for foreign exchange contracts		15,201

TOTAL ASSETS		150,574,800

Liabilities:
Payable for investments purchased	$1,693,961
Payable for shares redeemed	152,712
Payable for Directors’/Trustees’ fees	1,444
Payable for daily variation margin	4,172
Payable for distribution services fee (Note 5)	9,999
Payable for shareholder services fee (Note 5)	35,732
Accrued expenses	82,886

TOTAL LIABILITIES		1,980,906

Net assets for 10,802,197 shares outstanding		$148,593,894

Net Assets Consist of:
Paid-in capital		$133,840,838
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		5,446,394
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		8,152,511
Undistributed net investment income		1,154,151

TOTAL NET ASSETS		$148,593,894

Statement of Assets and Liabilities--continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($81,633,772 ÷ 5,919,092 shares outstanding), no par value, unlimited shares authorized	$13.79

Offering price per share	$13.79

Redemption proceeds per share	$13.79

Class A Shares:
Net asset value per share ($51,166,663 ÷ 3,721,814 shares outstanding), no par value, unlimited shares authorized	$13.75

Offering price per share (100/94.50 of $13.75)[1]	$14.55

Redemption proceeds per share	$13.75

Class C Shares:
Net asset value per share ($15,775,097 ÷ 1,159,958 shares outstanding), no par value, unlimited shares authorized	$13.60

Offering price per share	$13.60

Redemption proceeds per share (99.00/100 of $13.60)[1]	$13.46

Class K Shares:
Net asset value per share ($18,362 ÷ 1,333 shares outstanding), no par value, unlimited shares authorized	$13.77

Offering price per share	$13.77

Redemption proceeds per share	$13.77

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $565,630 received from affiliated issuers (Note 5) and net foreign taxes withheld of $563)		$1,909,242
Interest		1,749,383
Investment income allocated from affiliated partnership (Note 5)		34,199

TOTAL INCOME		3,692,824

Expenses:
Investment adviser fee (Note 5)	$968,548
Administrative personnel and services fee (Note 5)	258,593
Custodian fees	40,700
Transfer and dividend disbursing agent fees and expenses	108,638
Transfer and dividend disbursing agent recordkeeping fees--Institutional Shares	131
Transfer and dividend disbursing agent recordkeeping fees-- Class A Shares	8,945
Transfer and dividend disbursing agent recordkeeping fees-- Class C Shares	4,847
Transfer and dividend disbursing agent recordkeeping fees-- Class K Shares	11
Auditing fees	17,448
Legal fees	7,143
Portfolio accounting fees	95,041
Distribution services fee--Class A Shares (Note 5)	18,948
Distribution services fee--Class C Shares (Note 5)	86,808
Distribution services fee--Class K Shares (Note 5)	22
Shareholder services fee--Class A Shares (Note 5)	76,333
Shareholder services fee--Class C Shares (Note 5)	20,868
Share registration costs	97,177
Printing and postage	50,784
Insurance premiums	8,572
Miscellaneous	8,812

EXPENSES BEFORE ALLOCATION	1,878,369

Expenses allocated from affiliated partnership	278

TOTAL EXPENSES	1,878,647

Statement of Operations--continued

Waivers and Reimbursement:
Waiver/reimbursement of investment adviser fee (Note 5)	$(96,420)
Waiver of administrative personnel and services fee (Note 5)	(85,184)
Waiver of transfer and dividend disbursing agent fees and expenses	(4,786)
Reimbursement of transfer and dividend disbursing agent recordkeeping fees--Institutional Shares (Note 5)	(18)
Reimbursement of transfer and dividend disbursing agent recordkeeping fees--Class A Shares (Note 5)	(8,444)
Reimbursement of transfer and dividend disbursing agent recordkeeping fees--Class C Shares (Note 5)	(4,032)

TOTAL WAIVERS AND REIMBURSEMENT		(198,884)

Net expenses			1,679,763

Net investment income			2,013,061

Realized and Unrealized Gain on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			8,446,655
Net realized gain on futures contracts			98,773
Net realized gain and foreign currency transactions allocated from affiliated partnership			27,060
Net change in unrealized appreciation of investments, and translation of assets and liabilities in foreign currency transactions			786,434
Net change in unrealized depreciation of futures contracts			(40,336)

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			9,318,586

Change in net assets resulting from operations			$11,331,647

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2007	2006

Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,013,061	$1,362,405
Net realized gain on investments including allocations from partnership and futures contracts	8,572,488	6,686,253
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	746,098	(3,917,876)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	11,331,647	4,130,782

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(966,746)	(964,275)
Class A Shares	(418,667)	(12)
Class C Shares	(75,923)	(11)
Class K Shares	(1)	--
Distributions from net realized gain on investments, futures contracts and foreign currency transactions
Institutional Shares	(3,727,211)	(4,964,729)
Class A Shares	(1,712,874)	(68)
Class C Shares	(451,805)	(68)
Class K Shares	(4)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(7,353,231)	(5,929,163)

Share Transactions:
Proceeds from sale of shares	84,031,582	13,083,737
Net asset value of shares issued to shareholders in payment of distributions declared	7,010,766	5,924,802
Cost of shares redeemed	(26,053,811)	(6,910,472)
Redemption fees[1]	7,476	191

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	64,996,013	12,098,258

Change in net assets	68,974,429	10,299,877

Net Assets:
Beginning of period	79,619,465	69,319,588

End of period (including undistributed net investment income of $1,154,151 and $695,231, respectively)	$148,593,894	$79,619,465

1 Redemption fees in 2006 have been reclassified to permit comparison.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Balanced Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class C Shares and Class K Shares are presented separately. The primary investment objective of the Fund is long-term growth through capital appreciation and current income.

MDT Balanced Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced offering Class A Shares and Class C Shares on September 15, 2005.

The Fund commenced offering Class K Shares on December 12, 2006.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities including Exchange-Traded Funds, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in portfolios of Federated Core Trust, (Core Trust) which is managed by Federated Investment Management Company, the Fund’s adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed-income securities. The investment objective of Federated Mortgage Core Portfolio, a series of Core Trust, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of the Core Trust. A copy of the Core Trust’s financial statements is available on the EDGAR Database on the SEC’s website at www.sec.gov, at the Commission’s public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

The Fund may also invest in portfolios of Federated Core Trust II (Core Trust II), pursuant to a separate Exemptive Order issued by the SEC. Core Trust II is independently managed by Federated Investment Counseling. Core Trust II is a limited partnership established under the laws of the state of Delaware, on November 13, 2000, registered under the Act, and offered only to registered investment companies and other accredited investors. The investment objective of Emerging Markets Fixed Income Core Fund (EMCORE), a series of Core Trust II, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of the Core Trust II. The Fund records daily its proportionate share of income, expenses, unrealized gains and losses from EMCORE. The performance of the Fund is directly affected by the performance of the portfolio. A copy of EMCORE’s financial statements is available on the EDGAR Database on the SEC’s website at www.sec.gov, at the Commission’s public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Inflation/deflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended July 31, 2007, the Fund had net realized gains on futures contracts of $98,773.

Foreign exchange contracts outstanding at period end are listed after the Fund’s portfolio of investments.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund’s portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund’s Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Year Ended 7/31/2006

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	603,137	$8,390,088	533,396	$7,149,815
Shares issued to shareholders in payment of distributions declared	346,321	4,668,405	457,148	5,924,643
Shares redeemed	(604,149)	(8,303,830)	(513,140)	(6,866,506)
Redemption fees	--	4,965	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	345,309	$4,759,628	477,404	$6,207,952

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	4,589,586	$62,628,792	149,529	$1,973,518
Shares issued to shareholders in payment of distributions declared	144,782	1,948,759	6	80
Shares redeemed	(1,161,046)	(16,085,114)	(1,043)	(13,564)
Redemption fees	--	1,978	--	76

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	3,573,322	$48,494,415	148,492	$960,110

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	954,270	$12,994,037	300,157	$3,960,404
Shares issued to shareholders in payment of distributions declared	29,439	393,602	6	79
Shares redeemed	(121,568)	(1,664,768)	(2,346)	(30,402)
Redemption fees	--	533	--	115

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	862,141	$11,723,404	297,817	$3,930,196

	Period Ended 7/31/2007[2]		Year Ended 7/31/2006

Class K Shares:	Shares	Amount	Shares	Amount

Shares sold	1,340	$18,665	--	$--
Shares redeemed	(7)	(99)	--	--

NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	1,333	$18,566	--	$--

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	4,782,105	$64,996,013	923,713	$12,098,258

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

2 Reflects operations for the period from December 12, 2006 (date of initial public investment) to
July 31, 2007.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees was recorded by the Fund as additions to paid-in-capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for cost adjustment on REITs and partnership income.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains

$365	$(92,804)	$92,439

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2007 and 2006, was as follows:

	2007	2006

Ordinary income[1]	$3,667,344	$2,863,368

Long-term capital gains	$3,685,887	$3,065,795

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,960,881

Undistributed long-term capital gain	$3,380,432

Net unrealized appreciation	$5,411,743

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, deferral of paydowns and REIT adjustments and partnership.

At July 31, 2007, the cost of investments for federal tax purposes was $142,664,681. The net unrealized appreciation of investments for federal tax purposes was $5,411,743. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $9,766,020 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,354,277.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for certain Classes of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.25%

Class A Shares	1.50%

Class C Shares	2.25%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $95,564 of its fee. An affiliate o the Adviser reimbursed $12,494 of transfer and dividend disbursing agent recordkeeping fees.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 0.134% of average daily net assets of the Fund. FAS waived $85,184 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act, which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Class K Shares	0.50%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $74,254 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $36,549 in sales charges from the sale of Class A Shares. FSC also retained $4,565 of contingent deferred sales charges relating to redemptions of Class C Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees and/or other operating expenses of the Fund. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.15%, 1.40%, 2.15% and 1.90%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $856 in connection with the affiliated mutual funds listed below. Transactions with affiliated companies during the year ended July 31, 2007 are as follows:

Affiliates	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income/ Allocated Investment Income

Emerging Markets Fixed-Income Core Fund	--	42,893	13,670	29,223	$621,983	$34,199

Federated Mortgage Core Portfolio	--	1,720,828	--	1,720,828	$16,709,234	$420,748

High Yield Bond Portfolio	--	336,781	72,258	264,523	$1,745,851	$87,837

Prime Value Obligations Fund, Institutional Shares	--	13,260,871	5,073,740	8,187,131	$8,187,131	$57,045

TOTAL OF AFFILIATED TRANSACTIONS	--	15,361,373	5,159,668	10,201,705	$27,264,199	$599,829

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$246,671,433

Sales	$187,623,125

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2007, the amount of long-term capital gains designated by the Fund was $3,685,887.

For the fiscal year ended July 31, 2007, 20.35% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2007, 18.35% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT BALANCED FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Balanced Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein for the years ended July 31, 2007, 2006 and 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2005 were audited by another independent registered public accounting firm whose report, dated September 19, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Balanced Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein for the years ended July 31, 2007, 2006 and 2003, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT BALANCED FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund’s performance for the three year period was above the median of the relevant peer group, and the Fund’s performance fell below the median of the relevant peer group for the one year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

For the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.
(Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Balanced Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R825

37323 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Growth Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.17	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.14)[3]	(0.10)[3]
Net realized and unrealized gain on investments	2.20	0.27

TOTAL FROM INVESTMENT OPERATIONS	2.06	0.17

Less Distributions:
Distributions from net realized gain on investments	(0.11)	--

Net Asset Value, End of Period	$12.12	$10.17

Total Return[4]	20.38%	1.70%

Ratios to Average Net Assets:

Net expenses	1.50%	2.01%[5]

Net investment income (loss)	(1.14)%	(0.93)%[5]

Expense waiver/reimbursement[6]	2.30%	20.55%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$88,826	$183

Portfolio turnover	630%	237%

1 MDT Large Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Large Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout the Period)

Period Ended 7/31/2007 [1]

Net Asset Value, Beginning of Period	$11.48
Income From Investment Operations:
Net investment income (loss)	(0.08)[2]
Net realized and unrealized gain on investments	0.78

TOTAL FROM INVESTMENT OPERATIONS	0.70

Net Asset Value, End of Period	$12.18

Total Return[3]	6.10%

Ratios to Average Net Assets:

Net expenses	2.24%[4]

Net investment income (loss)	(1.95)%[4]

Expense waiver/reimbursement[5]	0.54%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$46,933

Portfolio turnover[6]	630%

1 Reflects operations for the period from March 29, 2007 (date of initial public investment) to
July 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.10	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.22)[3]	(0.19)[3]
Net realized and unrealized gain on investments	2.17	0.29

TOTAL FROM INVESTMENT OPERATIONS	1.95	0.10

Less Distributions:
Distributions from net realized gain on investments	(0.11)	--

Net Asset Value, End of Period	$11.94	$10.10

Total Return[4]	19.42%	1.00%

Ratios to Average Net Assets:

Net expenses	2.25%	2.76%[5]

Net investment income (loss)	(1.83)%	(1.68)%[5]

Expense waiver/reimbursement[6]	5.64%	20.55%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$14,388	$147

Portfolio turnover	630%	237%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual:

Class A Shares	$1,000	$1,071.60	$7.70

Class B Shares	$1.000	$1,070.40	$7.94

Class C Shares	$1,000	$1,067.00	$11.53

Hypothetical (assuming a 5% return before expenses):

Class A Shares	$1,000	$1,017.36	$7.50

Class B Shares	$1.000	$1,013.69	$11.18

Class C Shares	$1,000	$1,013.64	$11.23

1 “Actual” expense information for the Fund’s Class B Shares is for the period from March 29, 2007 (date of initial public investment) to July 31, 2007. Actual expenses are equal to the annualized net expense ratio of the Fund’s Class B Shares, multiplied by 125/365 (to reflect the period from initial public investment to July 31, 2007). “Hypothetical” expense information for Class A Shares, Class B Shares and Class C Shares is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 181/365 (to reflect the full half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.50%

Class B Shares	2.24%

Class C Shares	2.25%

Management’s Discussion of Fund Performance

The fund’s total return, based on net asset value, for the fiscal year ended July 31, 2007, was 20.38% for Class A Shares, 19.71% for Class B Shares and 19.42% for Class C Shares1. The total return of the Russell 1000® Growth Index (Russell 1000G®)2 was 19.48% for the same period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell index. The total return of the Lipper Large Cap Growth Funds Index3 was 17.67% for the same period.

1 The fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Large Cap Growth Fund.

2 The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Analytical Servcies, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000® Index,4 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index,5 which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index6 and the Russell 2000® Index,7 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index8 returning 19.24% as compared to 12.97% for the Russell 3000 Value® Index.9 The best performing sectors during the reporting period in the Russell 3000® Index were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

4 Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

5 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

6 The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

7 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

8 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

9 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund’s performance relative to the Russell 1000® Growth Index was its stock selection in the Consumer Discretionary and Energy sectors. Additionally, the fund’s stock selection and relative weighting in the Industrials and Financials sectors provided moderate contributions to relative performance. The most significant negative factor in the fund’s performance relative to the Russell 1000® Growth Index was its stock selection in the Information Technology sector. The underweight of this sector, which outperformed the benchmark, also detracted from relative performance.

Individual stocks contributing to the fund’s performance relative to the Russell 1000® Growth Index included: Apple Computer Inc., Schlumberger Limited, Comcast Corp., 3M Co., and Schering Plough Corp.

Individual stocks detracting from the fund’s performance relative to the Russell 1000® Growth Index included: Cisco Systems Inc., Microsoft Corp., Intel Corp., Du Pont, and Caremark Rx Inc.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Large Cap Growth Fund (Class A Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 1000® Growth Index (Russell 1000® Growth)2 and the Lipper Large-Cap Growth Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	13.77%

Start of Performance (9/15/2005)	8.09%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 1000® Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category indicated. Lipper figures do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Large Cap Growth Fund (Class B Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 1000® Growth Index (Russell 1000® Growth)2 and the Lipper Large-Cap Growth Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	14.21%

Start of Performance (9/15/2005)[4]	8.41%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 5.50% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 1000® Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services Inc. as falling into the respective category indicated. Lipper figures do not reflect sales charges.

4 The start of performance date was September 15, 2005. Class B Shares of the Fund were offered beginning March 29, 2007. Performance results shown before that date are for the Fund’s Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund’s Class B Shares. The Fund’s Institutional Shares commenced operations September 15, 2005. The Fund’s Class B Shares annual returns would have been substantially similar to those of the Fund’s Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Large Cap Growth Fund (Class C Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 1000® Growth Index (Russell 1000® Growth)2 and the Lipper Large-Cap Growth Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	18.42%

Start of Performance (9/15/2005)	10.50%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 1000 Growth® Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services Inc. as falling into the respective category indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Internet Services	6.7%

Oil Well Supply	6.5%

Services to Medical Professionals	6.5%

Defense Aerospace	6.2%

Discount Department Stores	6.0%

Biotechnology	4.9%

Ethical Drugs	4.4%

Recreational Vehicles	3.8%

Commodity Chemicals	3.7%

Home Products	3.7%

Computers--Low End	3.6%

Industrial Machinery	3.3%

Agricultural Chemicals	2.6%

Paint & Related Materials	2.3%

Telecommunication Equipment & Services	2.3%

Metal Fabrication	2.1%

Office Equipment	2.1%

Office Supplies	2.0%

Software Packaged/Custom	1.9%

Auto Original Equipment Manufacturers	1.8%

Financial Services	1.8%

Offshore Driller	1.6%

Semiconductor Manufacturing	1.6%

Diversified Leisure	1.4%

Multi-Industry Transportation	1.2%

Oil Service, Explore & Drill	1.2%

Specialty Retailing	1.1%

Clothing Stores	1.0%

Miscellaneous Machinery	1.0%

Regional Bank	1.0%

Other[2]	9.3%

Cash Equivalents[3]	1.8%

Other Assets and Liabilities--Net[4]	(0.4)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other”.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--98.6%
		Advertising--0.4%
9,065	[1]	Lamar Advertising Co., Class A	$539,639

		Agricultural Chemicals--2.6%
61,926		Monsanto Co.	3,991,131

		Auto Original Equipment Manufacturers--1.8%
21,632	[1]	AutoZone, Inc.	2,743,154

		Biotechnology--4.9%
37,790	[1]	Genentech, Inc.	2,810,820
18,263	[1]	Genzyme Corp.	1,151,847
93,199	[1]	Gilead Sciences, Inc.	3,469,799

		TOTAL	7,432,466

		Cement--0.4%
4,841		Martin Marietta Materials	663,217

		Clothing Stores--1.0%
54,206		Ross Stores, Inc.	1,568,180

		Commodity Chemicals--3.7%
120,776		Du Pont (E.I.) de Nemours & Co.	5,643,862

		Computer Services--0.3%
6,110	[1]	Cognizant Technology Solutions Corp.	494,788

		Computers - Low End--3.6%
41,335	[1]	Apple, Inc.	5,446,300

		Construction Machinery--0.4%
9,074		Manitowoc, Inc.	704,778

		Defense Aerospace--6.2%
59,481		Boeing Co.	6,152,120
36,113		General Dynamics Corp.	2,837,037
7,713		Goodrich (B.F.) Co.	485,225

		TOTAL	9,474,382

		Defense Electronics--0.6%
8,336	[1]	First Solar, Inc.	938,384

		Discount Department Stores--6.0%
128,995		TJX Cos., Inc.	3,579,611
119,470		Wal-Mart Stores, Inc.	5,489,647

		TOTAL	9,069,258

		COMMON STOCKS--continued
		Diversified Leisure--1.4%
47,016		Carnival Corp.	$2,083,279

		Ethical Drugs--4.4%
60,206		Schering Plough Corp.	1,718,279
102,241		Wyeth	4,960,733

		TOTAL	6,679,012

		Financial Services--1.8%
4,006		FactSet Research Systems	264,356
10,177		Janus Capital Group, Inc.	305,921
7,099		Mastercard, Inc., Class A	1,141,519
7,885		Nymex Holdings, Inc.	981,683

		TOTAL	2,693,479

		Home Products--3.7%
83,647		Kimberly-Clark Corp.	5,626,934

		Household Appliances--0.7%
10,324		Whirlpool Corp.	1,054,184

		Industrial Machinery--3.3%
98,764		Dover Corp.	5,036,964

		Internet Services--6.7%
61,642	[1]	Amazon.com, Inc.	4,841,363
5,400	[1]	Priceline.com, Inc.	344,520
154,131	[1]	eBay, Inc.	4,993,844

		TOTAL	10,179,727

		Medical Technology--0.8%
6,071	[1]	Intuitive Surgical, Inc.	1,290,755

		Metal Fabrication--2.1%
23,229		Precision Castparts Corp.	3,183,767

		Miscellaneous Machinery--1.0%
26,603		Illinois Tool Works, Inc.	1,464,495

		Miscellaneous Components--0.3%
14,381		Amphenol Corp., Class A	492,693

		Multi-Industry Transportation--1.2%
16,928		FedEx Corp.	1,874,607

		Mutual Fund Adviser--0.7%
8,774		Franklin Resources, Inc.	1,117,544

		Office Equipment--2.1%
69,698		Pitney Bowes, Inc.	3,213,078

		Office Supplies--2.0%
49,541		Avery Dennison Corp.	3,038,845

		COMMON STOCKS--continued
		Offshore Driller--1.6%
3,927		Noble Corp.	$402,360
2,718		Tidewater, Inc.	185,966
17,054	[1]	Transocean, Inc.	1,832,452

		TOTAL	2,420,778

		Oil Refiner--0.7%
15,100		Valero Energy Corp.	1,011,851

		Oil Service, Explore & Drill--1.2%
7,675	[1]	Grant Prideco, Inc.	430,568
16,898	[1]	McDermott International, Inc.	1,401,520

		TOTAL	1,832,088

		Oil Well Supply--6.5%
5,067	[1]	Cameron International Corp.	395,226
5,306	[1]	FMC Technologies, Inc.	485,605
16,329	[1]	National-Oilwell, Inc.	1,961,276
64,061		Schlumberger Ltd.	6,067,858
6,111		Smith International, Inc.	375,277
11,197	[1]	Weatherford International Ltd.	619,530

		TOTAL	9,904,772

		Other Communications Equipment--0.6%
15,977		Harris Corp.	876,818

		Paint & Related Materials--2.3%
50,615		Sherwin-Williams Co.	3,527,359

		Plastic Containers--0.3%
15,828		Sealed Air Corp.	431,313

		Recreational Vehicles--3.8%
101,073		Harley Davidson, Inc.	5,793,504

		Regional Bank--1.0%
52,133		Synovus Financial Corp.	1,457,639

		Semiconductor Manufacturing--1.6%
19,774		KLA-Tencor Corp.	1,122,965
37,041		Linear Technology Corp.	1,320,512

		TOTAL	2,443,477

		Semiconductor Manufacturing Equipment--0.8%
19,835	[1]	Lam Research Corp.	1,147,256

		COMMON STOCKS--continued
		Services to Medical Professionals--6.5%
40,635	[1]	Express Scripts, Inc., Class A	$2,037,032
40,851	[1]	Health Net, Inc.	2,023,759
105	[1]	Humana, Inc.	6,729
28,884	[1]	Medco Health Solutions, Inc.	2,347,403
43,955		UnitedHealth Group, Inc.	2,128,741
17,304	[1]	Wellpoint, Inc.	1,299,876

		TOTAL	9,843,540

		Shoes--0.3%
7,809	[1]	Crocs, Inc.	463,230

		Software Packaged/Custom--1.9%
41,113	[1]	Activision, Inc.	703,443
5,755	[1]	Akamai Technologies, Inc.	195,440
20,254	[1]	Autodesk, Inc.	858,162
4,177	[1]	F5 Networks, Inc.	362,104
32,011	[1]	Sybase, Inc.	759,301

		TOTAL	2,878,450

		Specialty Retailing--1.1%
6,152		Abercrombie & Fitch Co., Class A	430,025
37,672		Advance Auto Parts, Inc.	1,309,855

		TOTAL	1,739,880

		Steam Generation Machinery--0.5%
6,733	[1]	Foster Wheeler Ltd.	756,721

		Telecommunication Equipment & Services--2.3%
124,619	[1]	Corning, Inc.	2,970,917
11,592		Qualcomm, Inc.	482,807

		TOTAL	3,453,724

		Undesignated Consumer Cyclical--0.4%
5,529	[1]	ITT Educational Services, Inc.	584,194

		Undesignated Consumer Staples--0.2%
6,493	[1]	NBTY, Inc.	282,705

		COMMON STOCKS--continued
		Undesignated Energy--0.9%
33,788	[1]	NRG Energy, Inc.	$1,302,527

		TOTAL COMMON STOCKS (IDENTIFIED COST $145,341,003)	149,890,728

		MUTUAL FUND--1.8%
2,729,873	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	2,729,873

		TOTAL INVESTMENTS--100.4% (IDENTIFIED COST $148,070,876)[4]	152,620,601

		OTHER ASSETS AND LIABILITIES - NET--(0.4)%	(675,237)

		TOTAL NET ASSETS--100%	$151,945,364

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $148,376,943.

Note: The categories of investments are shown as a percentage of net assets at July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $2,729,873 of investments in an affiliated issuer (Note 5) (identified cost $148,070,876)		$152,620,601
Cash		8,432
Income receivable		10,962
Receivable for investments sold		1,958,101
Receivable for shares sold		1,978,811

TOTAL ASSETS		156,576,907

Liabilities:
Payable for investments purchased	$4,237,057
Payable for shares redeemed	201,925
Payable for Directors’/Trustees’ fees	92
Payable for distribution services fee (Note 5)	37,693
Payable for shareholder services fee (Note 5)	35,737
Accrued expenses	119,039

TOTAL LIABILITIES		4,631,543

Net assets for 12,533,212 shares outstanding		$151,945,364

Net Assets Consist of:
Paid-in capital		$522,131,516
Net unrealized appreciation of investments		4,549,725
Accumulated net realized gain on investments		(374,735,877)

TOTAL NET ASSETS		$151,945,364

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($1,797,802 ÷ 147,397 shares outstanding), no par value, unlimited shares authorized		$12.20

Offering price per share		$12.20

Redemption proceeds per share		$12.20

Class A Shares:
Net asset value per share ($88,826,229 ÷ 7,328,249 shares outstanding), no par value, unlimited shares authorized		$12.12

Offering price per share (100/94.50 of $12.12)[1]		$12.83

Redemption proceeds per share		$12.12

Class B Shares:
Net asset value per share ($46,933,450 ÷ 3,852,906 shares outstanding), no par value, unlimited shares authorized		$12.18

Offering price per share		$12.18

Redemption proceeds per share (94.50/100 of $12.18)[1]		$11.51

Class C Shares:
Net asset value per share ($14,387,883 ÷ 1,204,660 shares outstanding), no par value, unlimited shares authorized		$11.94

Offering price per share		$11.94

Redemption proceeds per share (99.00/100 of $11.94)[1]		$11.82

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $9,410 received from an affiliated issuer (Note 5))			$63,212
Interest			1,456

TOTAL INCOME			64,668

Expenses:
Investment adviser fee (Note 5)		$128,888
Administrative personnel and services fee (Note 5)		243,738
Custodian fees		10,507
Transfer and dividend disbursing agent fees and expenses		129,918
Auditing fees		15,375
Legal fees		9,336
Portfolio accounting fees		71,956
Distribution services fee--Class A Shares (Note 5)		378
Distribution services fee--Class B Shares (Note 5)		37,205
Distribution services fee--Class C Shares (Note 5)		9,404
Shareholder services fee--Class A Shares (Note 5)		24,769
Shareholder services fee--Class B Shares (Note 5)		12,402
Shareholder services fee--Class C Shares (Note 5)		2,838
Share registration costs		79,176
Printing and postage		25,088
Insurance premiums		6,087
Miscellaneous		3,875

TOTAL EXPENSES		810,940

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(128,888)
Waiver of administrative personnel and services fee (Note 5)	(109,683)
Waiver of transfer and dividend disbursing agent fees and expenses	(12,933)
Waiver of portfolio accounting fees	(21,422)
Reimbursement of other operating expenses (Note 5)	(236,203)

TOTAL WAIVERS AND REIMBURSEMENTS		(509,129)

Net expenses			301,811

Net investment income (loss)			(237,143)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			21,083,611
Net change in unrealized depreciation of investments			(22,417,969)

Net realized and unrealized loss on investments			(1,334,358)

Change in net assets resulting from operations			$(1,571,501)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(237,143)	$(2,998)
Net realized gain on investments	21,083,611	18,102
Net change in unrealized appreciation/depreciation of investments	(22,417,969)	(13,048)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,571,501)	2,056

Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(7,447)	--
Class A Shares	(6,679)	--
Class C Shares	(2,090)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(16,216)	--

Share Transactions:
Proceeds from sale of shares	15,014,670	765,410
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	144,301,541	--
Net asset value of shares issued to shareholders in payment of distributions declared	12,437	--
Cost of shares redeemed	(6,430,649)	(132,687)
Redemption fees	303	--

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	152,898,302	632,723

Change in net assets	151,310,585	634,779

Net Assets:
Beginning of period	634,779	--

End of period	$151,945,364	$634,779

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight diversified portfolios. The financial statements included herein are only those of Federated MDT Large Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Large Cap Growth Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

The Fund commenced offering Class B Shares on March 29, 2007.

On June 22, 2007, the Fund received a tax-free transfer of assets from the Federated Large Cap Growth Fund, as follows:

Shares of the Fund Issued	Federated Large Cap Growth Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Federated Large Cap Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination

11,747,685	$144,301,541	$26,980,742	$5,111,245	$144,301,541	$149,412,786

1 Unrealized appreciation is included in the Federated Large Cap Growth Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	118,282	$1,376,167	40,934	$407,353
Shares issued to shareholders in payment of distributions declared	644	7,254	--	--
Shares redeemed	(1,456)	(17,389)	(11,007)	(118,788)
Redemption fees	--	99	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	117,470	$1,366,131	29,927	$288,565

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	598,688	$7,229,781	19,173	$206,989
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	7,017,437	86,102,187	--	--
Shares issued to shareholders in payment of distributions declared	405	4,547	--	--
Shares redeemed	(306,231)	(3,782,665)	(1,223)	(12,810)
Redemption fees	--	152	--	--

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	7,310,299	$89,554,002	17,950	$194,179

	Period Ended 7/31/2007[2]		Year Ended 7/31/2006

Class B Shares:	Shares	Amount	Shares	Amount

Shares sold	38,188	$475,507	--	$--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	4,008,927	49,471,669	--	--
Shares redeemed	(194,209)	(2,424,626)	--	--

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	3,852,906	$47,522,550	--	$--

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	486,056	$5,933,215	14,649	$151,068
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	721,321	8,727,685	--	--
Shares issued to shareholders in payment of distributions declared	57	636	--	--
Shares redeemed	(17,323)	(205,969)	(100)	(1,089)
Redemption fees	--	52	--	--

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,190,111	$14,455,619	14,549	$149,979

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	12,470,786	$152,898,302	62,426	$632,723

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

2 Reflects operations for the period from March 29, 2007 (date of initial public investment) to July 31, 2007.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in-capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss, expiration of capital loss carryforwards, capital loss carryforwards from Fund merger and deferred wash sales from Fund merger.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Loss

$395,581,233	$237,143	$(395,818,376)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended July 31, 2007 was as follows:

2007

Ordinary income[1]	$16,216

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,354,311

Undistributed long-term capital gains	$12,029,434

Net unrealized appreciation	$4,243,658

Capital loss carryforwards	$(392,813,555)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $148,376,943. The net unrealized appreciation of investments for federal tax purposes was $4,243,658. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $9,466,770 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,223,112.

At July 31, 2007, the Fund had a capital loss carryforward of $392,813,555 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount

2008	$294,478,872

2009	$76,646,626

2010	$21,688,057

As a result of the tax-free transfer of assets from Federated Large Cap Growth Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $2,227,653 to offset taxable capital gains realized during the year ended July 31, 2007. Additionally, capital loss carryforwards of $3,983,104 expired during the year ended July 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for certain classes of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $128,757 of its fee and reimbursed $236,203 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 0.502% of average daily net assets of the Fund. FAS waived $109,683 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class B Shares	0.75%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $8,880 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $3,448 in sales charges from the sale of Class A Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund. A financial intermediary affiliated with management of Federated Investors, Inc. received $4,446 of Service Fees for the year ended July 31, 2007.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50%, 2.25% and 2.25%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $131 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 are as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	8,218,683	5,488,810	2,729,873	$2,729,873	$9,410

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$159,240,189

Sales	$153,225,112

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2007, 18.06% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2007, 19.41% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT LARGE CAP GROWTH FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex;
Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT and CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT LARGE CAP GROWTH FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund’s performance fell below the median of the relevant peer group for the one year period ending December 31, 2006. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Funds use to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Funds file with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R700
Cusip 31421R684
Cusip 31421R809

37329 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Growth Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.20	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.03)[3]	(0.07)[3]
Net realized and unrealized gain on investments	2.14	0.27

TOTAL FROM INVESTMENT OPERATIONS	2.11	0.20

Less Distributions:
Distributions from net realized gain on investments	(0.11)	--

Net Asset Value, End of Period	$12.20	$10.20

Total Return[4]	20.81%	2.00%

Ratios to Average Net Assets:

Net expenses	1.25%	1.76%[5]

Net investment income (loss)	(0.29)%	(0.68)%[5]

Expense waiver/reimbursement[6]	19.41%	20.55%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$1,798	$305

Portfolio turnover	630%	237%

1 MDT Large Cap Growth Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Large Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual	$1,000	$1,073.90	$6.38

Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.65	$6.21

1 Expenses are equal to the Fund’s annualized net expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management’s Discussion of Fund Performance

The fund’s total return, based on net asset value, for the fiscal year ended July 31, 2007, was 20.81% for Institutional Shares.1 The total return of the Russell 1000® Growth Index (Russell 1000 Growth®)2 was 19.48% for the same period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 1000 Growth. The total return of the Lipper Large-Cap Growth Funds Index3 was 17.67% for the same period.

1 The fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Large Cap Growth Fund.

2 The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper Analytical Services, inc. as falling into the respective categories indicated.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.
MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000® Index,4 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index,5 which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index6 and the Russell 2000® Index,7 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index8 returning 19.24% as compared to 12.97% for the Russell 3000 Value® Index.9

The best performing sectors during the reporting period in the Russell 3000® Index were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

4 Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

5 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

6 The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

7 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

8 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

9 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund’s performance relative to the Russell 1000® Growth Index was its stock selection in the Consumer Discretionary and Energy sectors. Additionally, the fund’s stock selection and relative weighting in the Industrials and Financials sectors provided moderate contributions to relative performance. The most significant negative factor in the fund’s performance relative to the Russell 1000® Growth Index was its stock selection in the Information Technology sector. The underweight of this sector, which outperformed the benchmark, also detracted from relative performance.

Individual stocks contributing to the fund’s performance relative to the Russell 1000® Growth Index included: Apple Computer Inc., Schlumberger Limited, Comcast Corp., 3M Co., and Schering Plough Corp.

Individual stocks detracting from the fund’s performance relative to the Russell 1000® Growth Index included: Cisco Systems Inc., Microsoft Corp., Intel Corp., Du Pont, and Caremark Rx Inc.

GROWTH OF A $25,000 INVESTMENT -- INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,0001 in the Federated MDT Large Cap Growth Fund (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 1000® Growth Index (Russell 1000® Growth)2 and the Lipper Large-Cap Growth Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	20.81%

Start of Performance (9/15/2005)	11.77%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000® Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 1000® Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Internet Services	6.7%

Oil Well Supply	6.5%

Services to Medical Professionals	6.5%

Defense Aerospace	6.2%

Discount Department Stores	6.0%

Biotechnology	4.9%

Ethical Drugs	4.4%

Recreational Vehicles	3.8%

Commodity Chemicals	3.7%

Home Products	3.7%

Computers--Low End	3.6%

Industrial Machinery	3.3%

Agricultural Chemicals	2.6%

Paint & Related Materials	2.3%

Telecommunication Equipment & Services	2.3%

Metal Fabrication	2.1%

Office Equipment	2.1%

Office Supplies	2.0%

Software Packaged/Custom	1.9%

Auto Original Equipment Manufacturers	1.8%

Financial Services	1.8%

Offshore Driller	1.6%

Semiconductor Manufacturing	1.6%

Diversified Leisure	1.4%

Multi-Industry Transportation	1.2%

Oil Service, Explore & Drill	1.2%

Specialty Retailing	1.1%

Clothing Stores	1.0%

Miscellaneous Machinery	1.0%

Regional Bank	1.0%

Other[2]	9.3%

Cash Equivalents[3]	1.8%

Other Assets and Liabilities--Net[4]	(0.4)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--98.6%
		Advertising--0.4%
9,065	[1]	Lamar Advertising Co., Class A	$539,639

		Agricultural Chemicals--2.6%
61,926		Monsanto Co.	3,991,131

		Auto Original Equipment Manufacturers--1.8%
21,632	[1]	AutoZone, Inc.	2,743,154

		Biotechnology--4.9%
37,790	[1]	Genentech, Inc.	2,810,820
18,263	[1]	Genzyme Corp.	1,151,847
93,199	[1]	Gilead Sciences, Inc.	3,469,799

		TOTAL	7,432,466

		Cement--0.4%
4,841		Martin Marietta Materials	663,217

		Clothing Stores--1.0%
54,206		Ross Stores, Inc.	1,568,180

		Commodity Chemicals--3.7%
120,776		Du Pont (E.I.) de Nemours & Co.	5,643,862

		Computer Services--0.3%
6,110	[1]	Cognizant Technology Solutions Corp.	494,788

		Computers - Low End--3.6%
41,335	[1]	Apple, Inc.	5,446,300

		Construction Machinery--0.4%
9,074		Manitowoc, Inc.	704,778

		Defense Aerospace--6.2%
59,481		Boeing Co.	6,152,120
36,113		General Dynamics Corp.	2,837,037
7,713		Goodrich (B.F.) Co.	485,225

		TOTAL	9,474,382

		Defense Electronics--0.6%
8,336	[1]	First Solar, Inc.	938,384

		Discount Department Stores--6.0%
128,995		TJX Cos., Inc.	3,579,611
119,470		Wal-Mart Stores, Inc.	5,489,647

		TOTAL	9,069,258

		COMMON STOCKS--continued
		Diversified Leisure--1.4%
47,016		Carnival Corp.	$2,083,279

		Ethical Drugs--4.4%
60,206		Schering Plough Corp.	1,718,279
102,241		Wyeth	4,960,733

		TOTAL	6,679,012

		Financial Services--1.8%
4,006		FactSet Research Systems	264,356
10,177		Janus Capital Group, Inc.	305,921
7,099		Mastercard, Inc., Class A	1,141,519
7,885		Nymex Holdings, Inc.	981,683

		TOTAL	2,693,479

		Home Products--3.7%
83,647		Kimberly-Clark Corp.	5,626,934

		Household Appliances--0.7%
10,324		Whirlpool Corp.	1,054,184

		Industrial Machinery--3.3%
98,764		Dover Corp.	5,036,964

		Internet Services--6.7%
61,642	[1]	Amazon.com, Inc.	4,841,363
5,400	[1]	Priceline.com, Inc.	344,520
154,131	[1]	eBay, Inc.	4,993,844

		TOTAL	10,179,727

		Medical Technology--0.8%
6,071	[1]	Intuitive Surgical, Inc.	1,290,755

		Metal Fabrication--2.1%
23,229		Precision Castparts Corp.	3,183,767

		Miscellaneous Machinery--1.0%
26,603		Illinois Tool Works, Inc.	1,464,495

		Miscellaneous Components--0.3%
14,381		Amphenol Corp., Class A	492,693

		Multi-Industry Transportation--1.2%
16,928		FedEx Corp.	1,874,607

		Mutual Fund Adviser--0.7%
8,774		Franklin Resources, Inc.	1,117,544

		Office Equipment--2.1%
69,698		Pitney Bowes, Inc.	3,213,078

		COMMON STOCKS--continued
		Office Supplies--2.0%
49,541		Avery Dennison Corp.	$3,038,845

		Offshore Driller--1.6%
3,927		Noble Corp.	402,360
2,718		Tidewater, Inc.	185,966
17,054	[1]	Transocean, Inc.	1,832,452

		TOTAL	2,420,778

		Oil Refiner--0.7%
15,100		Valero Energy Corp.	1,011,851

		Oil Service, Explore & Drill--1.2%
7,675	[1]	Grant Prideco, Inc.	430,568
16,898	[1]	McDermott International, Inc.	1,401,520

		TOTAL	1,832,088

		Oil Well Supply--6.5%
5,067	[1]	Cameron International Corp.	395,226
5,306	[1]	FMC Technologies, Inc.	485,605
16,329	[1]	National-Oilwell, Inc.	1,961,276
64,061		Schlumberger Ltd.	6,067,858
6,111		Smith International, Inc.	375,277
11,197	[1]	Weatherford International Ltd.	619,530

		TOTAL	9,904,772

		Other Communications Equipment--0.6%
15,977		Harris Corp.	876,818

		Paint & Related Materials--2.3%
50,615		Sherwin-Williams Co.	3,527,359

		Plastic Containers--0.3%
15,828		Sealed Air Corp.	431,313

		Recreational Vehicles--3.8%
101,073		Harley Davidson, Inc.	5,793,504

		Regional Bank--1.0%
52,133		Synovus Financial Corp.	1,457,639

		Semiconductor Manufacturing--1.6%
19,774		KLA-Tencor Corp.	1,122,965
37,041		Linear Technology Corp.	1,320,512

		TOTAL	2,443,477

		Semiconductor Manufacturing Equipment--0.8%
19,835	[1]	Lam Research Corp.	1,147,256

		COMMON STOCKS--continued
		Services to Medical Professionals--6.5%
40,635	[1]	Express Scripts, Inc., Class A	$2,037,032
40,851	[1]	Health Net, Inc.	2,023,759
105	[1]	Humana, Inc.	6,729
28,884	[1]	Medco Health Solutions, Inc.	2,347,403
43,955		UnitedHealth Group, Inc.	2,128,741
17,304	[1]	Wellpoint, Inc.	1,299,876

		TOTAL	9,843,540

		Shoes--0.3%
7,809	[1]	Crocs, Inc.	463,230

		Software Packaged/Custom--1.9%
41,113	[1]	Activision, Inc.	703,443
5,755	[1]	Akamai Technologies, Inc.	195,440
20,254	[1]	Autodesk, Inc.	858,162
4,177	[1]	F5 Networks, Inc.	362,104
32,011	[1]	Sybase, Inc.	759,301

		TOTAL	2,878,450

		Specialty Retailing--1.1%
6,152		Abercrombie & Fitch Co., Class A	430,025
37,672		Advance Auto Parts, Inc.	1,309,855

		TOTAL	1,739,880

		Steam Generation Machinery--0.5%
6,733	[1]	Foster Wheeler Ltd.	756,721

		Telecommunication Equipment & Services--2.3%
124,619	[1]	Corning, Inc.	2,970,917
11,592		Qualcomm, Inc.	482,807

		TOTAL	3,453,724

		Undesignated Consumer Cyclical--0.4%
5,529	[1]	ITT Educational Services, Inc.	584,194

		Undesignated Consumer Staples--0.2%
6,493	[1]	NBTY, Inc.	282,705

		Undesignated Energy--0.9%
33,788	[1]	NRG Energy, Inc.	1,302,527

		TOTAL COMMON STOCKS (IDENTIFIED COST $145,341,003)	149,890,728

		MUTUAL FUND--1.8%
2,729,873	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	$2,729,873

		TOTAL INVESTMENTS--100.4% (IDENTIFIED COST $148,070,876)[4]	152,620,601

		OTHER ASSETS AND LIABILITIES - NET--(0.4)%	(675,237)

		TOTAL NET ASSETS--100%	$151,945,364

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $148,376,943.

Note: The categories of investments are shown as a percentage of net assets at July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $2,729,873 of investments in an affiliated issuer (Note 5) (identified cost $148,070,876)		$152,620,601
Cash		8,432
Income receivable		10,962
Receivable for investments sold		1,958,101
Receivable for shares sold		1,978,811

TOTAL ASSETS		156,576,907

Liabilities:
Payable for investments purchased	$4,237,057
Payable for shares redeemed	201,925
Payable for Directors’/Trustees’ fees	92
Payable for distribution services fee (Note 5)	37,693
Payable for shareholder services fee (Note 5)	35,737
Accrued expenses	119,039

TOTAL LIABILITIES		4,631,543

Net assets for 12,533,212 shares outstanding		$151,945,364

Net Assets Consist of:
Paid-in capital		$522,131,516
Net unrealized appreciation of investments		4,549,725
Accumulated net realized gain on investments		(374,735,877)

TOTAL NET ASSETS		$151,945,364

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($1,797,802 ÷ 147,397 shares outstanding), no par value, unlimited shares authorized		$12.20

Offering price per share		$12.20

Redemption proceeds per share		$12.20

Class A Shares:
Net asset value per share ($88,826,229 ÷ 7,328,249 shares outstanding), no par value, unlimited shares authorized		$12.12

Offering price per share (100/94.50 of $12.12)[1]		$12.83

Redemption proceeds per share		$12.12

Class B Shares:
Net asset value per share ($46,933,450 ÷ 3,852,906 shares outstanding), no par value, unlimited shares authorized		$12.18

Offering price per share		$12.18

Redemption proceeds per share (94.50/100 of $12.18)[1]		$11.51

Class C Shares:
Net asset value per share ($14,387,883 ÷ 1,204,660 shares outstanding), no par value, unlimited shares authorized		$11.94

Offering price per share		$11.94

Redemption proceeds per share (99.00/100 of $11.94)[1]		$11.82

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $9,410 received from an affiliated issuer (Note 5))			$63,212
Interest			1,456

TOTAL INCOME			64,668

Expenses:
Investment adviser fee (Note 5)		$128,888
Administrative personnel and services fee (Note 5)		243,738
Custodian fees		10,507
Transfer and dividend disbursing agent fees and expenses		129,918
Auditing fees		15,375
Legal fees		9,336
Portfolio accounting fees		71,956
Distribution services fee--Class A Shares (Note 5)		378
Distribution services fee--Class B Shares (Note 5)		37,205
Distribution services fee--Class C Shares (Note 5)		9,404
Shareholder services fee--Class A Shares (Note 5)		24,769
Shareholder services fee--Class B Shares (Note 5)		12,402
Shareholder services fee--Class C Shares (Note 5)		2,838
Share registration costs		79,176
Printing and postage		25,088
Insurance premiums		6,087
Miscellaneous		3,875

TOTAL EXPENSES		810,940

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(128,888)
Waiver of administrative personnel and services fee (Note 5)	(109,683)
Waiver of transfer and dividend disbursing agent fees and expenses	(12,933)
Waiver of portfolio accounting fees	(21,422)
Reimbursement of other operating expenses (Note 5)	(236,203)

TOTAL WAIVERS AND REIMBURSEMENTS		(509,129)

Net expenses			301,811

Net investment income (loss)			(237,143)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			21,083,611
Net change in unrealized depreciation of investments			(22,417,969)

Net realized and unrealized loss on investments			(1,334,358)

Change in net assets resulting from operations			$(1,571,501)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(237,143)	$(2,998)
Net realized gain on investments	21,083,611	18,102
Net change in unrealized appreciation/depreciation of investments	(22,417,969)	(13,048)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,571,501)	2,056

Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(7,447)	--
Class A Shares	(6,679)	--
Class C Shares	(2,090)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(16,216)	--

Share Transactions:
Proceeds from sale of shares	15,014,670	765,410
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	144,301,541	--
Net asset value of shares issued to shareholders in payment of distributions declared	12,437	--
Cost of shares redeemed	(6,430,649)	(132,687)
Redemption fees	303	--

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	152,898,302	632,723

Change in net assets	151,310,585	634,779

Net Assets:
Beginning of period	634,779	--

End of period	$151,945,364	$634,779

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight diversified portfolios. The financial statements included herein are only those of Federated MDT Large Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Large Cap Growth Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

The Fund commenced offering Class B Shares on March 29, 2007.

On June 22, 2007, the Fund received a tax-free transfer of assets from the Federated Large Cap Growth Fund, as follows:

Shares of the Fund Issued	Federated Large Cap Growth Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Federated Large Cap Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination

11,747,685	$144,301,541	$26,980,742	$5,111,245	$144,301,541	$149,412,786

1 Unrealized appreciation is included in the Federated Large Cap Growth Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	118,282	$1,376,167	40,934	$407,353
Shares issued to shareholders in payment of distributions declared	644	7,254	--	--
Shares redeemed	(1,456)	(17,389)	(11,007)	(118,788)
Redemption fees	--	99	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	117,470	$1,366,131	29,927	$288,565

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	598,688	$7,229,781	19,173	$206,989
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	7,017,437	86,102,187	--	--
Shares issued to shareholders in payment of distributions declared	405	4,547	--	--
Shares redeemed	(306,231)	(3,782,665)	(1,223)	(12,810)
Redemption fees	--	152	--	--

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	7,310,299	$89,554,002	17,950	$194,179

	Period Ended 7/31/2007[2]		Year Ended 7/31/2006

Class B Shares:	Shares	Amount	Shares	Amount

Shares sold	38,188	$475,507	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	4,008,927	49,471,669	--	--
Shares redeemed	(194,209)	(2,424,626)	--	--

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	3,852,906	$47,522,550	--	--

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	486,056	$5,933,215	14,649	$151,068
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	721,321	8,727,685	--	--
Shares issued to shareholders in payment of distributions declared	57	636	--	--
Shares redeemed	(17,323)	(205,969)	(100)	(1,089)
Redemption fees	--	52	--	--

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,190,111	$14,455,619	14,549	$149,979

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	12,470,786	$152,898,302	62,426	$632,723

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

2 Reflects operations for the period from March 29, 2007 (date of initial public investment) to July 31, 2007.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in-capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss, expiration of capital loss carryforwards, capital loss carryforwards from Fund merger and deferred wash sales from Fund merger.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Loss

$395,581,233	$237,143	$(395,818,376)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended July 31, 2007 was as follows:

2007

Ordinary income[1]	$16,216

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,354,311

Undistributed long-term capital gains	$12,029,434

Net unrealized appreciation	$4,243,658

Capital loss carryforwards	$(392,813,555)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $148,376,943. The net unrealized appreciation of investments for federal tax purposes was $4,243,658. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $9,466,770 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,223,112.

At July 31, 2007, the Fund had a capital loss carryforward of $392,813,555 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount

2008	$294,478,872

2009	$76,646,626

2010	$21,688,057

As a result of the tax-free transfer of assets from Federated Large Cap Growth Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $2,227,653 to offset taxable capital gains realized during the year ended July 31, 2007. Additionally, capital loss carryforwards of $3,983,104 expired during the year ended July 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for certain Classes of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $128,757 of its fee and reimbursed $236,203 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 0.502% of average daily net assets of the Fund. FAS waived $109,683 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class B Shares	0.75%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $8,880 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $3,448 in sales charges from the sale of Class A Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund. A financial intermediary affiliated with management of Federated Investors, Inc. received $4,446 of Service Fees for the year ended July 31, 2007.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50%, 2.25% and 2.25%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $131 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 are as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	8,218,683	5,488,810	2,729,873	$2,729,873	$9,410

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$159,240,189

Sales	$153,225,112

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2007, 18.06% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2007, 19.41% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT LARGE CAP GROWTH FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of
J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT LARGE CAP GROWTH FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund’s performance fell below the median of the relevant peer group for the one year period ending December 31, 2006. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Funds use to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Funds file with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R882

37314 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.67	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.11)[3]	(0.09)[3]
Net realized and unrealized gain on investments	2.81	0.76

TOTAL FROM INVESTMENT OPERATIONS	2.70	0.67

Less Distributions:
Distributions from net realized gain on investments	(0.32)	--

Redemption fees	0.00 [4]	--

Net Asset Value, End of Period	$13.05	$10.67

Total Return[5]	25.67%	6.70%

Ratios to Average Net Assets:

Net expenses	1.50%	2.02%[6]

Net investment income (loss)	(0.88)%	(0.92)%[6]

Expense waiver/reimbursement[7]	15.03%	27.33%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$6,446	$104

Portfolio turnover	141%	201%

1 MDT Mid Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Mid Cap Growth Fund (the “Fund”), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.60	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.19)[3]	(0.17)[3]
Net realized and unrealized gain on investments	2.77	0.77

TOTAL FROM INVESTMENT OPERATIONS	2.58	0.60

Less Distributions:
Distributions from net realized gain on investments	(0.32)	--

Redemption fees	0.00 [4]	--

Net Asset Value, End of Period	$12.86	$10.60

Total Return[5]	24.69%	6.00%

Ratios to Average Net Assets:

Net expenses	2.25%	2.77%[6]

Net investment income (loss)	(1.56)%	(1.67)%[6]

Expense waiver/reimbursement[7]	26.77%	27.33%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$123	$6

Portfolio turnover	141%	201%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual:

Class A Shares	$1,000	$1,100.30	$7.76

Class C Shares	$1,000	$1,095.40	$11.64

Hypothetical (assuming a 5% return before expenses):

Class A Shares	$1,000	$1,017.41	$7.45

Class C Shares	$1,000	$1,013.69	$11.18

1 Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.49%

Class C Shares	2.24%

Management’s Discussion of Fund Performance

The fund’s total return for the fiscal year ended July 31, 2007 was 25.67% for Class A Shares and 24.69% for Class C Shares.1 The total return of the Russell Midcap® Growth Index (Russell Midcap® Growth)2 was 21.41% for the same period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell Midcap® Growth. The total return of the Lipper Mid-Cap Growth Funds Index3 was 25.72% for the same period.

1 The fund is the successor to the MDT Mid Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Mid Cap Growth Fund.

2 Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. The index is unmanaged and investments cannot be made in an index.

3 Lipper Mid-Cap Growth Funds Index is composed of the 30 largest funds, measured by total net assets, in the Lipper Mid-Cap Growth Funds classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The index is unmanaged and investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000® Index,4 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index,5 which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index6 and the Russell 2000® Index,7 respectively. Growth stocks outperformed value stocks by a wide margin during the year, with the Russell 3000® Growth Index8 returning 19.24% as compared to 12.97% for the Russell 3000 Value® Index.9

The best performing sectors during the reporting period in the Russell 3000® Index were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

4 Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.

5 Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 35% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

6 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

7 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made in an index.

8 Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.

9 Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.

FUND PERFORMANCE

The most significant positive factor in the fund’s performance relative to the Russell Midcap® Growth Index was its stock selection in the Industrials, Materials, and Consumer Discretionary sectors. Additionally, the fund’s overweight in the Industrials and Materials sectors provided modest contributions to relative performance. The most significant negative factor in the fund’s performance relative to the Russell Midcap® Growth Index was its stock selection in the Health Care and Consumer Staples sectors. Additionally, the fund’s overweight in the Health Care sector detracted modestly from relative performance.

Individual stocks contributing to the fund’s performance relative to the Russell Midcap® Growth Index included: Precision Castparts, MEMC Electrical Materials Inc., Southern Copper Corp., Mcdermott International, and Goodyear Tire & Rubber.

Individual stocks detracting from the fund’s performance relative to the Russell Midcap® Growth Index included: Hansen National Corp., Sepracor Inc., Nutri Sys. Inc., Medimmune Inc., and Bare Escentuals Inc.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Mid Cap Growth Fund (Class A Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell Midcap Growth Index (Russell Midcap Growth)2 and the Lipper
Mid-Cap Growth Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	18.77%

Start of Performance (9/15/2005)	13.46%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth and the Lipper Mid-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell Midcap Growth is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Mid Cap Growth Fund (Class C Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell Midcap Growth Index (Russell Midcap Growth)2 and the Lipper
Mid-Cap Growth Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	23.69%

Start of Performance (9/15/2005)	16.02%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth and Lipper Mid-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell Midcap Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Services to Medical Professionals	9.4%

Internet Services	5.8%

Metal Fabrication	4.8%

Recreational Vehicles	4.4%

Specialty Retailing	4.3%

Defense Aerospace	4.2%

Biotechnology	4.1%

Oil Service, Explore & Drill	3.4%

Miscellaneous Machinery	3.3%

Steam Generation Machinery	3.3%

Household Appliances	3.2%

Plastic Containers	3.2%

Multi-Industry Capital Goods	3.1%

Discount Department Stores	2.8%

Financial Services	2.6%

Commodity Chemicals	2.5%

Home Products	2.5%

Oil Well Supply	2.5%

Industrial Machinery	2.1%

Metal Containers	2.0%

Undesignated Consumer Cyclicals	1.8%

Construction Machinery	1.6%

Computer Peripherals	1.4%

Computer Services	1.4%

Copper	1.4%

Defense Electronics	1.4%

Miscellaneous Communications	1.4%

Electrical Equipment	1.3%

Other[2]	14.1%

Cash Equivalents[3]	2.0%

Other Assets and Liabilities--Net[4]	(1.3)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--99.3%
		Auto Original Equipment Manufacturer--0.3%
167	[1]	AutoZone, Inc.	$21,177

		Biotechnology--4.1%
1,172	[1]	Cephalon, Inc.	88,064
1,361	[1]	OSI Pharmaceuticals, Inc.	43,879
2,838	[1]	Waters Corp.	165,342

		TOTAL	297,285

		Book Publishing--0.6%
1,108		Wiley (John) & Sons, Inc., Class A	46,857

		Cement--0.2%
126		Martin Marietta Materials	17,262

		Clothing Stores--0.9%
854	[1]	J. Crew Group, Inc.	42,956
36		Mens Wearhouse, Inc.	1,778
787		Ross Stores, Inc.	22,768

		TOTAL	67,502

		Commodity Chemicals--2.5%
4,279		Celanese Corp.	160,463
942		RPM, Inc.	22,146

		TOTAL	182,609

		Computer Peripherals--1.4%
1,154	[1]	NVIDIA Corp.	52,807
3,008	[1]	Nuance Communications, Inc.	49,572

		TOTAL	102,379

		Computer Services--1.4%
403	[1]	Cognizant Technology Solutions Corp.	32,635
1,568	[1]	Riverbed Technology, Inc.	69,243

		TOTAL	101,878

		Construction Machinery--1.6%
1,491		Manitowoc, Inc.	115,806

		Contracting--0.1%
48		Harsco Corp.	2,528
130	[1]	Jacobs Engineering Group, Inc.	8,012

		TOTAL	10,540

		Copper--1.4%
923	[1]	Southern Copper Corp.	104,031

Shares			Value

		COMMON STOCKS--(continued)
		Cosmetics & Toiletries--0.7%
1,801	[1]	Bare Escentuals, Inc.	$50,806

		Defense Aerospace--4.2%
900	[1]	Alliant Techsystems, Inc.	89,199
3,433		Goodrich (B.F.) Co.	215,970

		TOTAL	305,169

		Defense Electronics--1.4%
492	[1]	First Solar, Inc.	55,384
672		Rockwell Collins	46,166

		TOTAL	101,550

		Discount Department Stores--2.8%
7,317		TJX Cos., Inc.	203,047

		Electrical Equipment--1.3%
1,954		AMETEK, Inc.	76,245
232	[1]	Genlyte Group, Inc.	16,140

		TOTAL	92,385

		Financial Services--2.6%
1,287		Deluxe Corp.	48,597
4,543		Janus Capital Group, Inc.	136,563
44	[1]	Mastercard, Inc.	7,075

		TOTAL	192,235

		Furniture--0.9%
2,017		Tempur-Pedic International, Inc.	62,830

		Home Building--0.2%
20	[1]	NVR, Inc.	11,570

		Home Health Care--0.1%
102	[1]	Wellcare Health Plans, Inc.	10,329

		Home Products--2.5%
1,821	[1]	Energizer Holdings, Inc.	183,739

		Household Appliances--3.2%
2,271		Whirlpool Corp.	231,892

		Industrial Machinery--2.1%
2,932		Dover Corp.	149,532

		Internet Services--5.8%
4,422	[1]	Amazon.com, Inc.	347,304
1,150	[1]	Priceline.com, Inc.	73,370

		TOTAL	420,674

Shares			Value

		COMMON STOCKS--(continued)
		Medical Supplies--0.2%
228	[1]	Kinetic Concepts, Inc.	$14,017

		Medical Technology--0.7%
231	[1]	Intuitive Surgical, Inc.	49,113

		Metal Containers--2.0%
2,859		Ball Corp.	146,581

		Metal Fabrication--4.8%
2,526		Precision Castparts Corp.	346,214

		Miscellaneous Communications--1.4%
11,657	[1]	Qwest Communications International, Inc.	99,434

		Miscellaneous Components--0.3%
682		Amphenol Corp., Class A	23,365

		Miscellaneous Machinery--3.3%
4,494		Cooper Industries Ltd., Class A	237,822

		Multi-Industry Capital Goods--3.1%
1,004		Acuity Brands, Inc.	59,336
1		IDEX Corp.	18
2,291		ITT Corp.	144,058
192		Textron, Inc.	21,675

		TOTAL	225,087

		Multi-Industry Transportation--0.2%
332		C.H. Robinson Worldwide, Inc.	16,152

		Office Equipment--0.7%
1,164		Pitney Bowes, Inc.	53,660

		Office Supplies--0.2%
241		Avery Dennison Corp.	14,783

		Offshore Driller--0.1%
98		Tidewater, Inc.	6,705

		Oil Service, Explore & Drill--3.4%
80	[1]	Grant Prideco, Inc.	4,488
2,915	[1]	McDermott International, Inc.	241,770

		TOTAL	246,258

		Oil Well Supply--2.5%
2,059	[1]	Dresser-Rand Group, Inc.	76,389
140	[1]	FMC Technologies, Inc.	12,813
614	[1]	National-Oilwell, Inc.	73,748
421	[1]	Superior Energy Services, Inc.	16,975

		TOTAL	179,925

Shares			Value

		COMMON STOCKS--(continued)
		Other Communications Equipment--0.2%
315		Harris Corp.	$17,287

		Packaged Foods--0.6%
1,201		Campbell Soup Co.	44,233

		Paint & Related Materials--0.6%
637		Sherwin-Williams Co.	44,393

		Personnel Agency--0.1%
106		Manpower, Inc.	8,379

		Plastic Containers--3.2%
4,090	[1]	Owens-Illinois, Inc.	163,518
2,147	[1]	Pactiv Corp.	67,867

		TOTAL	231,385

		Recreational Vehicles--4.4%
5,583		Harley Davidson, Inc.	320,018

		Restaurant--0.7%
2,234		Burger King Holdings, Inc.	54,264

		Semiconductor Distribution--0.0%
87	[1]	Avnet, Inc.	3,296

		Semiconductor Manufacturing--0.8%
589		KLA-Tencor Corp.	33,449
644		Linear Technology Corp.	22,959

		TOTAL	56,408

		Semiconductor Manufacturing Equipment--0.5%
536	[1]	Lam Research Corp.	31,002
150	[1]	Varian Semiconductor Equipment Associates, Inc.	7,050

		TOTAL	38,052

		Services to Medical Professionals--9.4%
7,089	[1]	Express Scripts, Inc., Class A	355,372
1,102	[1]	Health Net, Inc.	54,593
3,718	[1]	Laboratory Corp. of America Holdings	274,574

		TOTAL	684,539

		Shoes--0.6%
703	[1]	Crocs, Inc.	41,702

		Software Packaged/Custom--0.6%
266	[1]	Autodesk, Inc.	11,270
302	[1]	DST Systems, Inc.	22,913
103	[1]	F5 Networks, Inc.	8,929

		TOTAL	43,112

Shares			Value

		COMMON STOCKS--(continued)
		Specialty Chemicals--0.6%
2,040	[1]	Hercules, Inc.	$42,350

		Specialty Machinery--0.6%
977	[1]	Gardner Denver, Inc.	40,633

		Specialty Retailing--4.3%
1,981		Abercrombie & Fitch Co., Class A	138,472
787		Advance Auto Parts, Inc.	27,364
4,208	[1]	Bed Bath & Beyond, Inc.	145,765

		TOTAL	311,601

		Stainless Steel Producer--0.6%
400		Allegheny Technologies, Inc.	41,972

		Steam Generation Machinery--3.3%
2,131	[1]	Foster Wheeler Ltd.	239,503

		Telecommunication Equipment & Services--0.1%
113	[1]	Anixter International, Inc.	9,339

		Telephone Utility--0.0%
39		Telephone and Data System, Inc.	2,590

		Toys & Games--0.1%
223	[1]	Marvel Entertainment, Inc.	5,403

		Truck Manufacturing--0.9%
817		PACCAR, Inc.	66,847

		Undesignated Consumer Cyclicals--1.8%
1,204	[1]	ITT Educational Services, Inc.	127,215

		Undesignated Consumer Staples--0.1%
139	[1]	Nutri/System, Inc.	7,745

		TOTAL COMMON STOCKS (IDENTIFIED COST $6,840,306)	7,224,466

		MUTUAL FUND--2.0%
148,403	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	148,403

		TOTAL INVESTMENTS--101.3% (IDENTIFIED COST $6,988,709)[4]	7,372,869

		OTHER ASSETS AND LIABILITIES--(1.3)%	(95,806)

		TOTAL NET ASSETS--100%	$7,277,063

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $6,996,271.

Note: The categories of investments are shown as a percentage of total net assets at
July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $148,403 of investments in an affiliated issuer (Note 5) (identified cost $6,988,709)		$7,372,869
Income receivable		321
Receivable for investments sold		17,993
Receivable for shares sold		43,493

TOTAL ASSETS		7,434,676

Liabilities:
Payable for investments purchased	$80,491
Payable for shares redeemed	27,381
Payable for transfer and dividend disbursing agent fees and expenses	11,374
Payable for Directors’/Trustees’ fees	110
Payable for audit fees	14,500
Payable for portfolio accounting fees	5,495
Payable for distribution services fee (Note 5)	88
Payable for shareholder services fee (Note 5)	3,243
Payable for share registration costs	7,824
Accrued expenses	7,107

TOTAL LIABILITIES		157,613

Net assets for 557,709 shares outstanding		$7,277,063

Net Assets Consist of:
Paid-in capital		$6,787,071
Net unrealized appreciation of investments		384,160
Accumulated net realized gain on investments		105,832

TOTAL NET ASSETS		$7,277,063

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($708,041 ÷ 54,053 shares outstanding), no par value, unlimited shares authorized		$13.10

Offering price per share		$13.10

Redemption proceeds per share		$13.10

Class A Shares:
Net asset value per share ($6,445,771 ÷ 494,072 shares outstanding), no par value, unlimited shares authorized		$13.05

Offering price per share (100/94.50 of $13.05)[1]		$13.81

Redemption proceeds per share		$13.05

Class C Shares:
Net asset value per share ($123,251 ÷ 9,584 shares outstanding), no par value, unlimited shares authorized		$12.86

Offering price per share		$12.86

Redemption proceeds per share (99.00/100 of $12.86)[1]		$12.73

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $951 received from an affiliated issuer (Note 5))			$13,525
Interest			1,691

TOTAL INCOME			15,216

Expenses:
Investment adviser fee (Note 5)		$21,044
Administrative personnel and services fee (Note 5)		229,992
Custodian fees		14,723
Transfer and dividend disbursing agent fees and expenses		47,546
Auditing fees		15,210
Legal fees		7,487
Portfolio accounting fees		68,530
Distribution services fee--Class A Shares (Note 5)		176
Distribution services fee--Class C Shares (Note 5)		311
Shareholder services fee--Class A Shares (Note 5)		4,537
Shareholder services fee--Class C Shares (Note 5)		90
Share registration costs		61,764
Printing and postage		18,843
Insurance premiums		6,070
Miscellaneous		6,115

TOTAL EXPENSES		502,438

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(21,044)
Waiver of administrative personnel and services fee (Note 5)	(106,536)
Waiver of transfer and dividend disbursing agent fees and expenses	(13,090)
Waiver of portfolio accounting fees	(21,554)
Reimbursement of other operating expenses (Note 5)	(305,878)

TOTAL WAIVERS AND REIMBURSEMENTS		(468,102)

Net expenses			34,336

Net investment income (loss)			(19,120)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			127,473
Net change in unrealized appreciation of investments			379,049

Net realized and unrealized gain on investments			506,522

Change in net assets resulting from operations			$487,402

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(19,120)	$(2,184)
Net realized gain on investments	127,473	16,974
Net change in unrealized appreciation/depreciation of investments	379,049	5,111

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	487,402	19,901

Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(8,652)	--
Class A Shares	(8,228)	--
Class C Shares	(431)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,311)	--

Share Transactions:
Proceeds from sale of shares	7,320,573	528,722
Net asset value of shares issued to shareholders in payment of distributions declared	16,366	--
Cost of shares redeemed	(865,450)	(213,610)
Redemption fees	470	--

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,471,959	315,112

Change in net assets	6,942,050	335,013

Net Assets:
Beginning of period	335,013	--

End of period	$7,277,063	$335,013

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Mid Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Mid Cap Growth Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	71,994	$904,172	31,504	$316,914
Shares issued to shareholders in payment of distributions declared	738	8,505	--	--
Shares redeemed	(39,756)	(518,903)	(10,427)	(115,165)
Redemption fees	--	194	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	32,976	$393,968	21,077	$201,749

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	511,500	$6,300,790	18,783	$206,180
Shares issued to shareholders in payment of distributions declared	659	7,566	--	--
Shares redeemed	(27,853)	(342,042)	(9,017)	(98,445)
Redemption fees	--	262	--	--

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	484,306	$5,966,576	9,766	$107,735

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	9,419	$115,611	523	$5,628
Shares issued to shareholders in payment of distributions declared	26	295	--	--
Shares redeemed	(384)	(4,505)	--	--
Redemption fees	--	14	--	--

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	9,061	$111,415	523	$5,628

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	526,343	$6,471,959	31,366	$315,112

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains

$19,120	$(19,120)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended July 31, 2007, was as follows:

2007

Ordinary income[1]	$16,615

Long-term capital gains	$696

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$90,764

Undistributed long-term capital gain	$22,630

Net unrealized appreciation	$376,598

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $6,996,271. The net unrealized appreciation of investments for federal tax purposes was $376,598. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $578,872 and net unrealized depreciation from investments for those securities having an excess of cost over value of $202,274.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.90% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $21,030 and reimbursed $305,878 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 5.280% of average daily net assets of the Fund. FAS waived $106,536 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $299 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $1,093 in sales charges from the sale of Class A Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50% and 2.25%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $14 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007, were as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	888,550	740,147	148,403	$148,403	$951

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$9,753,606

Sales	$3,368,828

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2007, the amount of long-term capital gains designated by the Fund was $696.

For the fiscal year ended July 31, 2007, 17.64% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2007, 17.82% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT MID CAP GROWTH FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Mid Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT MID CAP GROWTH FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the one year period ending December 31, 2006, the Fund’s performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R874
Cusip 31421R866

37324 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.69	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.05)[3]	(0.07)[3]
Net realized and unrealized gain on investments	2.77	0.76

TOTAL FROM INVESTMENT OPERATIONS	2.72	0.69

Less Distributions:
Distributions from net realized gain on investments	(0.32)	--

Redemption fees	0.01	--

Net Asset Value, End of Period	$13.10	$10.69

Total Return[4]	25.90%	6.90%

Ratios to Average Net Assets:

Net expenses	1.25%	1.77%[5]

Net investment income (loss)	(0.45)%	(0.67)%[5]

Expense waiver/reimbursement[6]	42.16%	27.33%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$708	$225

Portfolio turnover	141%	201%

1 MDT Mid Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Mid Cap Growth Fund (the “Fund”), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual	$1,000	$1,100.80	$6.30

Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.79	$6.06

1 Expenses are equal to the Fund’s annualized net expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management’s Discussion of Fund Performance

The fund’s total return for the fiscal year ended July 31, 2007 was 25.90% for Institutional Shares.1 The total return of the Russell Midcap® Growth Index (Russell Midcap® Growth)2 was 21.41% for the same period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell Midcap® Growth. The total return of the Lipper Mid-Cap Growth Funds Index3 was 25.72% for the same period.

1 The fund is the successor to the MDT Mid Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Mid Cap Growth Fund.

2 Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The index is unmanaged and investments cannot be made in an index.

3 Lipper Mid-Cap Growth Funds Index is composed of the 30 largest funds, measured by total net assets, in the Lipper Mid-Cap Growth Funds classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The index is unmanaged and investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000® Index,4 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index,5 which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index6 and the Russell 2000® Index,7 respectively. Growth stocks outperformed value stocks by a wide margin during the year, with the Russell 3000® Growth Index8 returning 19.24% as compared to 12.97% for the Russell 3000 Value® Index.9

The best performing sectors during the reporting period in the Russell 3000® Index were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

FUND PERFORMANCE

The most significant positive factor in the fund’s performance relative to the Russell Midcap® Growth Index was its stock selection in the Industrials, Materials, and Consumer Discretionary sectors. Additionally, the fund’s overweight in the Industrials and Materials sectors provided modest contributions to relative performance. The most significant negative factor in the fund’s performance relative to the Russell Midcap® Growth Index was its stock selection in the Health Care and Consumer Staples sectors. Additionally, the fund’s overweight in the Health Care sector detracted modestly from relative performance.

Individual stocks contributing to the fund’s performance relative to the Russell Midcap® Growth Index included: Precision Castparts, MEMC Electrical Materials Inc., Southern Copper Corp., Mcdermott International, and Goodyear Tire & Rubber.

Individual stocks detracting from the fund’s performance relative to the Russell Midcap® Growth Index included: Hansen National Corp., Sepracor Inc., Nutri Sys. Inc., Medimmune Inc., and Bare Escentuals Inc.

4 Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.

5 Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made in an index.

6 Russell Top 200 Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 65% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made in an index.

7 Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made in an index.

8 Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made in an index.

9 Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made in an index.

GROWTH OF A $25,000 INVESTMENT -- INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,0001 in the Federated MDT Mid Cap Growth Fund (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell Midcap Growth Index (Russell Midcap Growth)2 and the Lipper Mid-Cap Growth Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	25.90%

Start of Performance (9/15/2005)	17.15%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth and Lipper Mid-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell Midcap Growth is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Services to Medical Professionals	9.4%

Internet Services	5.8%

Metal Fabrication	4.8%

Recreational Vehicles	4.4%

Specialty Retailing	4.3%

Defense Aerospace	4.2%

Biotechnology	4.1%

Oil Service, Explore & Drill	3.4%

Miscellaneous Machinery	3.3%

Steam Generation Machinery	3.3%

Household Appliances	3.2%

Plastic Containers	3.2%

Multi-Industry Capital Goods	3.1%

Discount Department Stores	2.8%

Financial Services	2.6%

Commodity Chemicals	2.5%

Home Products	2.5%

Oil Well Supply	2.5%

Industrial Machinery	2.1%

Metal Containers	2.0%

Undesignated Consumer Cyclicals	1.8%

Construction Machinery	1.6%

Computer Peripherals	1.4%

Computer Services	1.4%

Copper	1.4%

Defense Electronics	1.4%

Miscellaneous Communications	1.4%

Electrical Equipment	1.3%

Other[2]	14.1%

Cash Equivalents[3]	2.0%

Other Assets and Liabilities--Net[4]	(1.3)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other”.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--99.3%
		Auto Original Equipment Manufacturer--0.3%
167	[1]	AutoZone, Inc.	$21,177

		Biotechnology--4.1%
1,172	[1]	Cephalon, Inc.	88,064
1,361	[1]	OSI Pharmaceuticals, Inc.	43,879
2,838	[1]	Waters Corp.	165,342

		TOTAL	297,285

		Book Publishing--0.6%
1,108		Wiley (John) & Sons, Inc., Class A	46,857

		Cement--0.2%
126		Martin Marietta Materials	17,262

		Clothing Stores--0.9%
854	[1]	J. Crew Group, Inc.	42,956
36		Mens Wearhouse, Inc.	1,778
787		Ross Stores, Inc.	22,768

		TOTAL	67,502

		Commodity Chemicals--2.5%
4,279		Celanese Corp.	160,463
942		RPM, Inc.	22,146

		TOTAL	182,609

		Computer Peripherals--1.4%
1,154	[1]	NVIDIA Corp.	52,807
3,008	[1]	Nuance Communications, Inc.	49,572

		TOTAL	102,379

		Computer Services--1.4%
403	[1]	Cognizant Technology Solutions Corp.	32,635
1,568	[1]	Riverbed Technology, Inc.	69,243

		TOTAL	101,878

		Construction Machinery--1.6%
1,491		Manitowoc, Inc.	115,806

		Contracting--0.1%
48		Harsco Corp.	2,528
130	[1]	Jacobs Engineering Group, Inc.	8,012

		TOTAL	10,540

		COMMON STOCKS--continued
		Copper--1.4%
923	[1]	Southern Copper Corp.	$104,031

		Cosmetics & Toiletries--0.7%
1,801	[1]	Bare Escentuals, Inc.	50,806

		Defense Aerospace--4.2%
900	[1]	Alliant Techsystems, Inc.	89,199
3,433		Goodrich (B.F.) Co.	215,970

		TOTAL	305,169

		Defense Electronics--1.4%
492	[1]	First Solar, Inc.	55,384
672		Rockwell Collins	46,166

		TOTAL	101,550

		Discount Department Stores--2.8%
7,317		TJX Cos., Inc.	203,047

		Electrical Equipment--1.3%
1,954		AMETEK, Inc.	76,245
232	[1]	Genlyte Group, Inc.	16,140

		TOTAL	92,385

		Financial Services--2.6%
1,287		Deluxe Corp.	48,597
4,543		Janus Capital Group, Inc.	136,563
44	[1]	Mastercard, Inc.	7,075

		TOTAL	192,235

		Furniture--0.9%
2,017		Tempur-Pedic International, Inc.	62,830

		Home Building--0.2%
20	[1]	NVR, Inc.	11,570

		Home Health Care--0.1%
102	[1]	Wellcare Health Plans, Inc.	10,329

		Home Products--2.5%
1,821	[1]	Energizer Holdings, Inc.	183,739

		Household Appliances--3.2%
2,271		Whirlpool Corp.	231,892

		Industrial Machinery--2.1%
2,932		Dover Corp.	149,532

		Internet Services--5.8%
4,422	[1]	Amazon.com, Inc.	347,304
1,150	[1]	Priceline.com, Inc.	73,370

		TOTAL	420,674

		COMMON STOCKS--continued
		Medical Supplies--0.2%
228	[1]	Kinetic Concepts, Inc.	$14,017

		Medical Technology--0.7%
231	[1]	Intuitive Surgical, Inc.	49,113

		Metal Containers--2.0%
2,859		Ball Corp.	146,581

		Metal Fabrication--4.8%
2,526		Precision Castparts Corp.	346,214

		Miscellaneous Communications--1.4%
11,657	[1]	Qwest Communications International, Inc.	99,434

		Miscellaneous Components--0.3%
682		Amphenol Corp., Class A	23,365

		Miscellaneous Machinery--3.3%
4,494		Cooper Industries Ltd., Class A	237,822

		Multi-Industry Capital Goods--3.1%
1,004		Acuity Brands, Inc.	59,336
1		IDEX Corp.	18
2,291		ITT Corp.	144,058
192		Textron, Inc.	21,675

		TOTAL	225,087

		Multi-Industry Transportation--0.2%
332		C.H. Robinson Worldwide, Inc.	16,152

		Office Equipment--0.7%
1,164		Pitney Bowes, Inc.	53,660

		Office Supplies--0.2%
241		Avery Dennison Corp.	14,783

		Offshore Driller--0.1%
98		Tidewater, Inc.	6,705

		Oil Service, Explore & Drill--3.4%
80	[1]	Grant Prideco, Inc.	4,488
2,915	[1]	McDermott International, Inc.	241,770

		TOTAL	246,258

		Oil Well Supply--2.5%
2,059	[1]	Dresser-Rand Group, Inc.	76,389
140	[1]	FMC Technologies, Inc.	12,813
614	[1]	National-Oilwell, Inc.	73,748
421	[1]	Superior Energy Services, Inc.	16,975

		TOTAL	179,925

		COMMON STOCKS--continued
		Other Communications Equipment--0.2%
315		Harris Corp.	$17,287

		Packaged Foods--0.6%
1,201		Campbell Soup Co.	44,233

		Paint & Related Materials--0.6%
637		Sherwin-Williams Co.	44,393

		Personnel Agency--0.1%
106		Manpower, Inc.	8,379

		Plastic Containers--3.2%
4,090	[1]	Owens-Illinois, Inc.	163,518
2,147	[1]	Pactiv Corp.	67,867

		TOTAL	231,385

		Recreational Vehicles--4.4%
5,583		Harley Davidson, Inc.	320,018

		Restaurant--0.7%
2,234		Burger King Holdings, Inc.	54,264

		Semiconductor Distribution--0.0%
87	[1]	Avnet, Inc.	3,296

		Semiconductor Manufacturing--0.8%
589		KLA-Tencor Corp.	33,449
644		Linear Technology Corp.	22,959

		TOTAL	56,408

		Semiconductor Manufacturing Equipment--0.5%
536	[1]	Lam Research Corp.	31,002
150	[1]	Varian Semiconductor Equipment Associates, Inc.	7,050

		TOTAL	38,052

		Services to Medical Professionals--9.4%
7,089	[1]	Express Scripts, Inc., Class A	355,372
1,102	[1]	Health Net, Inc.	54,593
3,718	[1]	Laboratory Corp. of America Holdings	274,574

		TOTAL	684,539

		Shoes--0.6%
703	[1]	Crocs, Inc.	41,702

		Software Packaged/Custom--0.6%
266	[1]	Autodesk, Inc.	11,270
302	[1]	DST Systems, Inc.	22,913
103	[1]	F5 Networks, Inc.	8,929

		TOTAL	43,112

		COMMON STOCKS--continued
		Specialty Chemicals--0.6%
2,040	[1]	Hercules, Inc.	$42,350

		Specialty Machinery--0.6%
977	[1]	Gardner Denver, Inc.	40,633

		Specialty Retailing--4.3%
1,981		Abercrombie & Fitch Co., Class A	138,472
787		Advance Auto Parts, Inc.	27,364
4,208	[1]	Bed Bath & Beyond, Inc.	145,765

		TOTAL	311,601

		Stainless Steel Producer--0.6%
400		Allegheny Technologies, Inc.	41,972

		Steam Generation Machinery--3.3%
2,131	[1]	Foster Wheeler Ltd.	239,503

		Telecommunication Equipment & Services--0.1%
113	[1]	Anixter International, Inc.	9,339

		Telephone Utility--0.0%
39		Telephone and Data System, Inc.	2,590

		Toys & Games--0.1%
223	[1]	Marvel Entertainment, Inc.	5,403

		Truck Manufacturing--0.9%
817		PACCAR, Inc.	66,847

		Undesignated Consumer Cyclicals--1.8%
1,204	[1]	ITT Educational Services, Inc.	127,215

		Undesignated Consumer Staples--0.1%
139	[1]	Nutri/System, Inc.	7,745

		TOTAL COMMON STOCKS (IDENTIFIED COST $6,840,306)	7,224,466

		MUTUAL FUND--2.0%
148,403	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	148,403

		TOTAL INVESTMENTS --101.3% (IDENTIFIED COST $6,988,709)[4]	7,372,869

		OTHER ASSETS AND LIABILITIES--(1.3)%	(95,806)

		TOTAL NET ASSETS--100%	$7,277,063

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $6,996,271.

Note: The categories of investments are shown as a percentage of total net assets at
July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $148,403 of investments in an affiliated issuer (Note 5) (identified cost $6,988,709)		$7,372,869
Income receivable		321
Receivable for investments sold		17,993
Receivable for shares sold		43,493

TOTAL ASSETS		7,434,676

Liabilities:
Payable for investments purchased	$80,491
Payable for shares redeemed	27,381
Payable for transfer and dividend disbursing agent fees and expenses	11,374
Payable for Directors’/Trustees’ fees	110
Payable for audit fees	14,500
Payable for portfolio accounting fees	5,495
Payable for distribution services fee (Note 5)	88
Payable for shareholder services fee (Note 5)	3,243
Payable for share registration costs	7,824
Accrued expenses	7,107

TOTAL LIABILITIES		157,613

Net assets for 557,709 shares outstanding		$7,277,063

Net Assets Consist of:
Paid-in capital		$6,787,071
Net unrealized appreciation of investments		384,160
Accumulated net realized gain on investments		105,832

TOTAL NET ASSETS		$7,277,063

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($708,041 ÷ 54,053 shares outstanding), no par value, unlimited shares authorized		$13.10

Offering price per share		$13.10

Redemption proceeds per share		$13.10

Class A Shares:
Net asset value per share ($6,445,771 ÷ 494,072 shares outstanding), no par value, unlimited shares authorized		$13.05

Offering price per share (100/94.50 of $13.05)[1]		$13.81

Redemption proceeds per share		$13.05

Class C Shares:
Net asset value per share ($123,251 ÷ 9,584 shares outstanding), no par value, unlimited shares authorized		$12.86

Offering price per share		$12.86

Redemption proceeds per share (99.00/100 of $12.86)[1]		$12.73

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $951 received from an affiliated issuer (Note 5))			$13,525
Interest			1,691

TOTAL INCOME			15,216

Expenses:
Investment adviser fee (Note 5)		$21,044
Administrative personnel and services fee (Note 5)		229,992
Custodian fees		14,723
Transfer and dividend disbursing agent fees and expenses		47,546
Auditing fees		15,210
Legal fees		7,487
Portfolio accounting fees		68,530
Distribution services fee--Class A Shares (Note 5)		176
Distribution services fee--Class C Shares (Note 5)		311
Shareholder services fee--Class A Shares (Note 5)		4,537
Shareholder services fee--Class C Shares (Note 5)		90
Share registration costs		61,764
Printing and postage		18,843
Insurance premiums		6,070
Miscellaneous		6,115

TOTAL EXPENSES		502,438

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(21,044)
Waiver of administrative personnel and services fee (Note 5)	(106,536)
Waiver of transfer and dividend disbursing agent fees and expenses	(13,090)
Waiver of portfolio accounting fees	(21,554)
Reimbursement of other operating expenses (Note 5)	(305,878)

TOTAL WAIVERS AND REIMBURSEMENTS		(468,102)

Net expenses			34,336

Net investment income (loss)			(19,120)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			127,473
Net change in unrealized appreciation of investments			379,049

Net realized and unrealized gain on investments			506,522

Change in net assets resulting from operations			$487,402

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(19,120)	$(2,184)
Net realized gain on investments	127,473	16,974
Net change in unrealized appreciation/depreciation of investments	379,049	5,111

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	487,402	19,901

Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(8,652)	--
Class A Shares	(8,228)	--
Class C Shares	(431)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,311)	--

Share Transactions:
Proceeds from sale of shares	7,320,573	528,722
Net asset value of shares issued to shareholders in payment of distributions declared	16,366	--
Cost of shares redeemed	(865,450)	(213,610)
Redemption fees	470	--

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,471,959	315,112

Change in net assets	6,942,050	335,013

Net Assets:
Beginning of period	335,013	--

End of period	$7,277,063	$335,013

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Mid Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Mid Cap Growth Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	71,994	$904,172	31,504	$316,914
Shares issued to shareholders in payment of distributions declared	738	8,505	--	--
Shares redeemed	(39,756)	(518,903)	(10,427)	(115,165)
Redemption fees	--	194	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	32,976	$393,968	21,077	$201,749

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	511,500	$6,300,790	18,783	$206,180
Shares issued to shareholders in payment of distributions declared	659	7,566	--	--
Shares redeemed	(27,853)	(342,042)	(9,017)	(98,445)
Redemption fees	--	262	--	--

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	484,306	$5,966,576	9,766	$107,735

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	9,419	$115,611	523	$5,628
Shares issued to shareholders in payment of distributions declared	26	295	--	--
Shares redeemed	(384)	(4,505)	--	--
Redemption fees	--	14	--	--

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	9,061	$111,415	523	$5,628

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	526,343	$6,471,959	31,366	$315,112

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains

$19,120	$(19,120)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended July 31, 2007, was as follows:

2007

Ordinary income[1]	$16,615

Long-term capital gains	$696

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$90,764

Undistributed long-term capital gain	$22,630

Net unrealized appreciation	$376,598

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $6,996,271. The net unrealized appreciation of investments for federal tax purposes was $376,598. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $578,872 and net unrealized depreciation from investments for those securities having an excess of cost over value of $202,274.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.90% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through
December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $21,030 and reimbursed $305,878 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 5.280% of average daily net assets of the Fund. FAS waived $106,536 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $299 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $1,093 in sales charges from the sale of
Class A Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50% and 2.25%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $14 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 were as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	888,550	740,147	148,403	$148,403	$951

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$9,753,606

Sales	$3,368,828

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2007, the amount of long-term capital gains designated by the Fund was $696.

For the fiscal year ended July 31, 2007, 17.64% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2007, 17.82% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT MID CAP GROWTH FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Mid Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began Serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT MID CAP GROWTH FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the one year period ending December 31, 2006, the Fund’s performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R858

37327 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Small
Cap Core Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$11.11	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.10)[3]	(0.13)[3]
Net realized and unrealized gain on investments	2.21	1.24

TOTAL FROM INVESTMENT OPERATIONS	2.11	1.11

Net Asset Value, End of Period	$13.22	$11.11

Total Return[4]	18.99%	11.10%

Ratios to Average Net Assets:

Net expenses	1.75%	2.01%[5]

Net investment income (loss)	(0.77)%	(1.16)%[5]

Expense waiver/reimbursement[6]	7.96%	9.41%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$2,414	$324

Portfolio turnover	237%	209%

1 The MDT Small Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$11.05	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.19)[3]	(0.23)[3]
Net realized and unrealized gain on investments	2.18	1.28

TOTAL FROM INVESTMENT OPERATIONS	1.99	1.05

Net Asset Value, End of Period	$13.04	$11.05

Total Return[4]	18.01%	10.50%

Ratios to Average Net Assets:

Net expenses	2.50%	2.76%[5]

Net investment income (loss)	(1.52)%	(1.91)%[5]

Expense waiver/reimbursement[6]	8.63%	9.41%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,299	$1,505

Portfolio turnover	237%	209%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual:

Class A Shares	$1,000	$1,050.00	$8.79

Class C Shares	$1,000	$1,045.70	$12.63

Hypothetical (assuming a 5% return before expenses):

Class A Shares	$1,000	$1,016.22	$8.65

Class C Shares	$1,000	$1,012.45	$12.42

1 Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.73%

Class C Shares	2.49%

Management’s Discussion of Fund Performance

The fund’s total return for the fiscal year ended July 31, 2007 was 18.99% for Class A Shares and 18.01% for Class C Shares.1 The total return of the Russell 2000® Index was 12.12% for the same period.2 The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 2000® Index. The total return of the Lipper Small-Cap Core Funds Index was 16.16% for the same period.3

1 The fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Small Cap Growth Fund. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments can not be made directly in an index.

3 The Lipper Small-Cap Core Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000® Index, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index4, which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index5 and the Russell 2000® Index, respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index6 returning 19.24% as compared to 12.97% for the Russell 3000® Value Index.7

The best performing sectors during the reporting period in the Russell 3000 Index were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

FUND PERFORMANCE

The most positive contributor to the fund’s performance was its overweight relative to the Russell 2000® Index in the Industrials and Materials sectors as well as stock selection in those sectors. Additionally, the fund’s stock selection in the Consumer Discretionary and Health Care sectors provided positive contributions to fund performance. The fund’s performance was negatively impacted by its underweight relative to the Russell 2000® Index in the Information Technology sector and by its stock selection in that sector.

Individual stocks contributing to the fund’s out performance relative to the Russell 2000® Index included: Crocs Inc., Chaparral Steel Co., Cleveland Cliffs Inc., Guess Inc., and Priceline.com Inc.

Individual stocks detracting from the fund’s performance relative to the Russell 2000® Index included: Downey Financial Corp., Daktronics Inc., Group 1 Automotive, Aquantive Inc., and Landamerica Financial Group.

4 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments can not be made directly in an index.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 69% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments can not be made directly in an index.

6 The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments can not be made directly in an index.

7 The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments can not be made directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Core Fund (Class A Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000® Index2 and the Lipper Small-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	12.41%

Start of Performance (9/15/2005)	12.60%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000® Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000® Index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Core Fund (Class C Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000® Index2 and the Lipper Small-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	17.01%

Start of Performance (9/15/2005)	15.19%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemptions less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000® Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 2000® Index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Regional Bank	8.2%

Electrical Equipment	4.2%

Shoes	3.6%

Specialty Chemicals	3.4%

Oil Well Supply	3.3%

Software Packaged/Custom	3.3%

Property Liability Insurance	2.8%

Specialty Machinery	2.8%

Medical Supplies	2.7%

Savings & Loan	2.7%

Telecommunication Equipment & Services	2.7%

Financial Services	2.5%

Electric & Electrical Original Equipment Manufacturers	2.3%

Internet Services	2.1%

Offshore Driller	2.0%

Home Building	1.8%

Defense Aerospace	1.7%

Industrial Machinery	1.7%

Multi-Line Insurance	1.7%

Oil Service, Explore & Drill	1.7%

Personal Agency	1.7%

Restaurant	1.6%

Specialty Retailing	1.6%

Clothing Stores	1.5%

Contracting	1.5%

Insurance Brokerage	1.5%

Mortgage and Title	1.5%

Undesignated Consumer Cyclicals	1.5%

Defense Electronics	1.4%

Apparel	1.3%

Greeting Cards	1.3%

Trucking	1.3%

Undesignated Consumer Staples	1.2%

Commodity Chemicals	1.0%

Electric Utility	1.0%

Other[2]	21.0%

Cash Equivalents[3]	1.8%

Other Assets and Liabilities--Net[4]	(0.9)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--99.1%
		Agricultural Chemicals--0.8%
873		CF Industries Holdings, Inc.	$50,180
280		FMC Corp.	24,956

		TOTAL	75,136

		Airline - National--0.2%
358	[1]	Atlas Air Worldwide Holdings, Inc.	19,407

		Aluminum--0.8%
660	[1]	Century Aluminum Co.	34,016
544		Kaiser Aluminum Corp.	36,725

		TOTAL	70,741

		Apparel--1.3%
1,154	[1]	Maidenform Brands, Inc.	20,749
555	[1]	Volcom, Inc.	19,691
2,106	[1]	Warnaco Group, Inc.	76,048

		TOTAL	116,488

		Auto Original Equipment Manufacturers--0.9%
2,678		ArvinMeritor, Inc.	53,105
946		Sun Hydraulics Corp.	28,130

		TOTAL	81,235

		Auto Rentals--0.3%
407	[1]	AMERCO	25,987

		Biotechnology--0.8%
1,023	[1]	LifeCell Corp.	31,396
3,440	[1]	ViroPharma, Inc.	44,204

		TOTAL	75,600

		Book Publishing--0.2%
675	[1]	Scholastic Corp.	21,722

		Building Materials--0.3%
1,147		Apogee Enterprises, Inc.	29,547

		Cellular Communications--0.3%
1,007	[1]	USA Mobility, Inc.	24,037

		Cement--0.5%
918	[1]	Astec Industries, Inc.	47,892

		Clothing Stores--1.5%
2,450	[1]	Aeropostale, Inc.	93,296
828	[1]	Heelys, Inc.	18,133
		COMMON STOCKS--continued
		Clothing Stores--continued
399	[1]	Jos A. Bank Clothiers, Inc.	$13,765
344	[1]	Tween Brands, Inc.	13,161

		TOTAL	138,355

		Commodity Chemicals--1.0%
3,551		Westlake Chemical Corp.	88,704

		Computer Peripherals--0.7%
1,954	[1]	Nuance Communications, Inc.	32,202
890	[1]	Synaptics, Inc.	31,257

		TOTAL	63,459

		Computer Services--0.2%
814	[1]	Synnex Corp.	16,540

		Contracting--1.5%
2,236	[1]	Perini Corp.	137,313

		Cosmetics & Toiletries--0.1%
557	[1]	Helen of Troy Ltd.	12,371

		Crude Oil & Gas Production--0.6%
1,395	[1]	Swift Energy Co.	59,622

		Defense Aerospace--1.7%
1,684	[1]	AAR Corp.	50,234
1,026	[1]	GenCorp, Inc.	12,127
1,284		Triumph Group, Inc.	97,854

		TOTAL	160,215

		Defense Electronics--1.4%
756		EDO Corp.	24,986
2,313	[1]	FLIR Systems, Inc.	100,962

		TOTAL	125,948

		Diversified Leisure--0.1%
238	[1]	Life Time Fitness, Inc.	12,238

		Drug Stores--0.9%
1,801		Longs Drug Stores Corp.	87,096

		Electric & Electrical Original Equipment Manufacturers--2.3%
1,522		Cubic Corp.	41,901
2,122	[1]	General Cable Corp.	168,699

		TOTAL	210,600

		Electric Utility--1.0%
3,517		Portland General Electric Co.	94,642

		Electrical - Radio & TV--0.2%
619	[1]	Universal Electronics, Inc.	21,814

		COMMON STOCKS--continued
		Electrical Equipment -- 4.2%
2,129		Belden CDT, Inc.	$116,627
1,283		Encore Wire Corp.	39,196
8,225	[1]	GrafTech International Ltd.	127,405
480	[1]	Houston Wire & Cable Co.	12,370
1,986		Smith (A.O.) Corp.	96,420

		TOTAL	392,018

		Electronic Instruments--0.6%
1,083	[1]	Advanced Analogic Technologies, Inc.	9,617
443		Analogic Corp.	29,411
367	[1]	Cymer, Inc.	15,689
116	[1]	FEI Co.	3,327

		TOTAL	58,044

		Ethical Drugs--0.8%
1,868	[1]	Salix Pharmaceuticals Ltd.	20,585
2,296	[1]	Sciele Pharma, Inc.	53,244

		TOTAL	73,829

		Financial Services--2.5%
1,547	[1]	CompuCredit Corp.	40,609
3,167		Deluxe Corp.	119,586
1,220		Greenhill & Co., Inc.	70,760

		TOTAL	230,955

		Food Wholesaling--0.5%
1,810		Winn-Dixie Stores, Inc.	48,345

		Furniture--0.2%
1,468		Furniture Brands International, Inc.	16,177

		Greeting Cards--1.3%
4,870		American Greetings Corp., Class A	120,435

		Home Building--1.8%
1,954	[1]	Meritage Home Corp.	38,103
3,976		Ryland Group, Inc.	132,202

		TOTAL	170,305

		Home Products--0.3%
1,129		Tupperware Brands Corp.	29,365

		Hotels and Motels--0.0%
134	[1]	McCormick & Schmick’s Seafood Restaurants, Inc.	3,267

		Household Appliances--0.4%
1,656	[1]	Goodman Global, Inc.	39,943

		COMMON STOCKS--continued
		Industrial Machinery--1.7%
0		Gorman Rupp Co.	$7
2,148		Valmont Industries, Inc.	162,367

		TOTAL	162,374

		Insurance Brokerage--1.5%
1,656	[1]	AmTrust Financial Services, Inc.	24,294
937		Life Partners Holdings, Inc.	40,450
2,022		Odyssey Re Holdings Corp.	71,174

		TOTAL	135,918

		Internet Services--2.1%
453	[1]	Blue Nile, Inc.	34,251
1,855	[1]	CNET, Inc.	13,968
2,339	[1]	Priceline.com, Inc.	149,228

		TOTAL	197,447

		Leasing--0.1%
472		Financial Federal Corp.	13,381

		Life Insurance--0.3%
595		Delphi Financial Group, Inc.	23,901
564		Phoenix Cos., Inc.	7,778

		TOTAL	31,679

		Machine Tools--0.5%
1,089	[1]	AZZ, Inc.	38,659
176		Hurco Co., Inc.	8,198

		TOTAL	46,857

		Major Steel Producer--0.1%
237		Ryerson, Inc.	7,605

		Maritime--0.2%
251	[1]	Genco Shipping & Trading Ltd.	14,139

		Medical Supplies--2.7%
1,558	[1]	Align Technology, Inc.	40,664
505	[1]	Emergency Medical Services Corp., Class A	19,700
2,725	[1]	Kyphon, Inc.	178,814
520	[1]	Obagi Medical Products, Inc.	8,804

		TOTAL	247,982

		Medical Technology--0.5%
1,489	[1]	Greatbatch Technologies, Inc.	46,204

		COMMON STOCKS--continued
		Metal Fabrication--0.8%
1,040		Barnes Group, Inc.	$32,448
1,790		Worthington Industries, Inc.	37,053

		TOTAL	69,501

		Mini-Mill Producer--0.6%
610		Quanex Corp.	27,487
595		Schnitzer Steel Industries, Inc., Class A	32,243

		TOTAL	59,730

		Miscellaneous Communications--0.2%
858		Iowa Telecommunication Services, Inc.	17,640

		Miscellaneous Food Products--0.2%
881		Fresh Del Monte Produce, Inc.	22,598

		Miscellaneous Machinery--0.2%
733	[1]	Lamson & Sessions Co.	16,229

		Miscellaneous Metals--0.2%
435		Metal Management, Inc.	18,274

		Miscellaneous Components--0.5%
2,164	[1]	MKS Instruments, Inc.	49,123

		Mortgage and Title--1.5%
1,768		LandAmerica Financial Group, Inc.	135,411

		Motion Pictures--0.5%
1,819	[1]	Macrovision Corp.	43,256

		Multi-Industry Transportation--0.6%
1,559	[1]	Hub Group, Inc., Class A	53,037

		Multi-Line Insurance--1.7%
436		EMC Insurance Group, Inc.	10,739
220		FBL Financial Group, Inc., Class A	7,742
410	[1]	FPIC Insurance Group, Inc.	14,260
339		Harleysville Group, Inc.	9,495
5		Infinity Property & Casualty	220
406		Midland Co.	19,293
298		Safety Insurance Group, Inc.	9,923
2,040		Zenith National Insurance Corp.	82,334

		TOTAL	154,006

		Newspaper Publishing--0.3%
1,762		Lee Enterprises, Inc.	31,029

		Office Furniture--0.2%
941		Knoll, Inc.	18,641

		COMMON STOCKS--continued
		Offshore Driller--2.0%
2,070	[1]	Bristow Group, Inc.	$98,180
1,497	[1]	Hornbeck Offshore Services, Inc.	64,446
1,817	[1]	Pioneer Drilling Co.	22,858

		TOTAL	185,484

		Oil Service, Explore & Drill--1.7%
1,178	[1]	Comstock Resources, Inc.	31,641
1,994	[1]	W-H Energy Services, Inc.	127,776

		TOTAL	159,417

		Oil Well Supply--3.3%
1,493		Carbo Ceramics, Inc.	67,304
519		Gulf Island Fabrication, Inc.	17,729
653		Lufkin Industries, Inc.	38,664
4,145	[1]	Oil States International, Inc.	181,302

		TOTAL	304,999

		Other Communications Equipment--0.3%
2,241		Ikon Office Solutions, Inc.	31,060

		Other Computer Hardware--0.2%
1,634	[1]	Smart Modular Technologies (WWH), Inc.	20,082

		Other Steel Producer--0.1%
596		Gibraltar Industries, Inc.	11,509

		Paper Products--0.5%
2,329	[1]	Buckeye Technologies, Inc.	35,704
371		Neenah Paper, Inc.	14,369

		TOTAL	50,073

		Personal Loans--0.4%
1,300		Advanta Corp., Class B	33,371

		Personnel Agency--1.7%
3,369	[1]	Labor Ready, Inc.	79,374
1,809		Maximus, Inc.	75,598
1	[1]	Volt Information Science, Inc.	8

		TOTAL	154,980

		Printing--0.6%
2,026		Bowne & Co., Inc.	35,131
1,988	[1]	Valassis Communications, Inc.	23,598

		TOTAL	58,729

		Property Liability Insurance--2.8%
594	[1]	American Physicians Capital, Inc.	22,524
1,078	[1]	CNA Surety Corp.	18,218
		COMMON STOCKS--continued
		Property Liability Insurance--continued
1,247		Horace Mann Educators Corp.	$22,234
505		National Interstate Corp.	12,878
350		Nymagic, Inc.	12,733
402	[1]	ProAssurance Corp.	19,851
1,698		RLI Corp.	98,484
2,323		Selective Insurance Group, Inc.	47,668
292	[1]	Triad Guaranty, Inc.	8,050

		TOTAL	262,640

		Recreational Goods--0.3%
831	[1]	Smith & Wesson Holding Corp.	15,623
266	[1]	Steinway Musical Instruments, Inc.	8,903

		TOTAL	24,526

		Regional Bank--8.2%
520		Amcore Financial, Inc.	12,558
1,160		Bancorpsouth, Inc.	27,086
1,460		CVB Financial Corp.	14,289
755		Cathay General Bancorp, Inc.	23,111
1,593		Central Pacific Financial Corp.	44,939
347		City Bank Lynwood, WA	8,448
658		City Holding Co.	21,615
550		Community Bank System, Inc.	9,895
233		Community Trust Bancorp, Inc.	6,682
2,307		Corus Bankshares, Inc.	37,512
897		FNB Corp.	13,464
244		First Merchants Corp.	4,941
2,030		First Midwest Bancorp, Inc.	66,767
177	[1]	First Regional Bancorp	3,807
1,898		FirstMerit Corp.	34,790
188		Great Southern Bancorp, Inc.	4,728
277		Greene Bancshares, Inc.	9,158
865		Hancock Holding Co.	30,595
1,283		Hanmi Financial Corp.	18,603
469		Independent Bank Corp.- Massachusetts	12,705
586		Irwin Financial Corp.	6,868
729		NBT Bancorp, Inc.	13,188
1,406		National Penn Bancshares, Inc.	20,781
2,231		Old National Bancorp	32,126
304		Old Second Bancorp, Inc.	8,375
		COMMON STOCKS--continued
		Regional Bank--continued
1,713		Pacific Capital Bancorp	$35,802
420		Park National Corp.	33,369
1,243		Provident Bankshares Corp.	35,674
525		S & T Bancorp, Inc.	16,317
178		Tompkins County Trust Co., Inc.	5,660
1,176		Trustmark Corp.	29,435
1,718		United Bankshares, Inc.	47,846
1,079		WestAmerica Bancorp.	44,163
1,067		Whitney Holding Corp.	26,664

		TOTAL	761,961

		Restaurant--1.6%
1,116	[1]	Buffalo Wild Wings, Inc.	48,234
765		CBRL Group, Inc.	29,399
2,255	[1]	Rare Hospitality International, Inc.	60,344
343	[1]	Red Robin Gourmet Burgers, Inc.	13,230

		TOTAL	151,207

		Rubber--0.1%
297		Cooper Tire & Rubber Co.	6,828

		Savings & Loan--2.7%
866		BankUnited Financial Corp.	14,583
2,604		Downey Financial Corp.	138,507
177		First Financial Holdings, Inc.	4,790
2,278		First Niagara Financial Group, Inc.	29,295
558	[1]	FirstFed Financial Corp.	25,222
1,291		Flagstar Bancorp, Inc.	13,814
172		ITLA Capital Corp.	7,310
685		PFF Bancorp, Inc.	11,453
130		WSFS Financial Corp.	7,179

		TOTAL	252,153

		Securities Brokerage--0.7%
4,836	[1]	Knight Capital Group, Inc., Class A	68,381

		Semiconductor Manufacturing--0.3%
1,702	[1]	Semtech Corp.	27,658

		Semiconductor Manufacturing Equipment--0.2%
1,373	[1]	Mattson Technology, Inc.	13,675

		Services to Medical Professionals--0.3%
1,262	[1]	Nighthawk Radiology Holdings, Inc.	26,035

		COMMON STOCKS--continued
		Shoes--3.6%
604		Brown Shoe Co., Inc.	$12,648
3,324	[1]	Crocs, Inc.	197,180
1,182	[1]	Deckers Outdoor Corp.	121,864

		TOTAL	331,692

		Software Packaged/Custom--3.3%
798	[1]	Blue Coat Systems, Inc.	38,887
586	[1]	Double-Take Software, Inc.	8,942
4,662	[1]	Informatica Corp.	64,988
2,178	[1]	JDA Software Group, Inc.	49,245
1,089	[1]	Omniture, Inc.	24,884
1,075	[1]	S1 Corp.	7,815
748	[1]	SPSS, Inc.	30,698
914	[1]	Synchronoss Technologies, Inc.	33,233
1,683	[1]	VASCO Data Security International, Inc.	44,549

		TOTAL	303,241

		Specialty Chemicals--3.4%
2,718		Chemed Corp.	171,995
4,245	[1]	Hercules, Inc.	88,126
1,974		Koppers Holdings, Inc.	58,371

		TOTAL	318,492

		Specialty Machinery--2.8%
1,279		Cascade Corp.	86,703
1,031	[1]	Gardner Denver, Inc.	42,879
108	[1]	Stratasys, Inc.	4,753
2,134		Woodward Governor Co.	123,239

		TOTAL	257,574

		Specialty Retailing--1.6%
2,711		Asbury Automotive Group, Inc.	59,967
314		Lithia Motors, Inc., Class A	6,465
1,329		Pep Boys-Manny Moe & Jack	22,500
686	[1]	Rush Enterprises, Inc., Class A	19,174
416		Sonic Automotive, Inc., Class A	11,398
1,576	[1]	Zale Corp.	33,458

		TOTAL	152,962

		Telecommunication Equipment & Services--2.7%
1,016	[1]	Anixter International, Inc.	83,972
2,737	[1]	CommScope, Inc.	148,975
812	[1]	Premiere Global Services, Inc.	9,452
		COMMON STOCKS--continued
		Telecommunication Equipment & Services--continued
1,084	[1]	Tekelec, Inc.	$13,886

		TOTAL	256,285

		Toys & Games--0.2%
815	[1]	JAKKS Pacific, Inc.	19,324

		Truck Manufacturing--0.1%
907	[1]	Accuride Corp.	12,798

		Trucking--1.3%
1,706		Arkansas Best Corp.	61,467
2,227	[1]	Old Dominion Freight Lines, Inc.	64,271

		TOTAL	125,738

		Undesignated Consumer Cyclicals--1.5%
1,687	[1]	Blackboard, Inc.	74,616
406	[1]	Capella Education Co.	18,152
2,356	[1]	Rent-A-Center, Inc.	45,730

		TOTAL	138,498

		Undesignated Consumer Staples--1.2%
2,592	[1]	NBTY, Inc.	112,856

		TOTAL COMMON STOCKS (IDENTIFIED COST $9,168,604)	9,225,681

		MUTUAL FUND--1.8%
166,831	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	166,831

		TOTAL INVESTMENTS--100.9% (IDENTIFIED COST $9,335,435)4	9,392,512

		OTHER ASSET AND LIABILITIES - NET--(0.9)%	(85,123)

		TOTAL NET ASSETS--100%	$9,307,389

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $9,348,893.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $166,831 of investments in an affiliated issuer (Note 5) (identified cost $9,335,435)		$9,392,512
Income receivable		4,612
Receivable for investments sold		402,966
Receivable for shares sold		48,071

TOTAL ASSETS		9,848,161

Liabilities:
Payable for investments purchased	$464,550
Payable for shares redeemed	29,647
Payable for transfer disbursing agent fees and expenses	11,508
Payable for portfolio accounting fees	5,467
Payable for distribution services fee (Note 5)	2,759
Payable for shareholder services fee (Note 5)	3,270
Accrued expenses	23,571

TOTAL LIABILITIES		540,772

Net assets for 706,295 shares outstanding		$9,307,389

Net Assets Consist of:
Paid-in capital		$8,720,910
Net unrealized appreciation of investments		57,077
Accumulated net realized gain on investments		529,402

TOTAL NET ASSETS		$9,307,389

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($3,595,204 ÷ 270,806 shares outstanding), no par value, unlimited shares authorized		$13.28

Offering price per share		$13.28

Redemption proceeds per share		$13.28

Class A Shares:
Net asset value per share ($2,413,603 ÷ 182,612 shares outstanding), no par value, unlimited shares authorized		$13.22

Offering price per share (100/94.50 of $13.22)[1]		$13.99

Redemption proceeds per share		$13.22

Class C Shares:
Net asset value per share ($3,298,582 ÷ 252,877 shares outstanding), no par value, unlimited shares authorized		$13.04

Offering price per share		$13.04

Redemption proceeds per share (99.00/100 of $13.04)[1]		$12.91

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $1,241 received from an affiliated issuer (Note 5))			$51,630
Interest			4,044

TOTAL INCOME			55,674

Expenses:
Investment adviser fee (Note 5)		$66,597
Administrative personnel and services fee (Note 5)		230,189
Custodian fees		20,091
Transfer and dividend disbursing agent fees and expenses		52,800
Directors’/Trustees’ fees		11
Auditing fees		15,285
Legal fees		7,381
Portfolio accounting fees		74,567
Distribution services fee--Class A Shares (Note 5)		712
Distribution services fee--Class C Shares (Note 5)		18,717
Shareholder services fee--Class A Shares (Note 5)		2,430
Shareholder services fee--Class C Shares (Note 5)		4,184
Share registration costs		58,731
Printing and postage		20,685
Insurance premiums		6,097
Miscellaneous		3,092

TOTAL EXPENSES		581,569

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(66,597)
Waiver of administrative personnel and services fee (Note 5)	(105,608)
Waiver of transfer and dividend disbursing agent fees and expenses	(13,502)
Waiver of portfolio accounting fees	(20,631)
Reimbursement of other operating expenses (Note 5)	(264,140)

TOTAL WAIVERS AND REIMBURSEMENTS		(470,478)

Net expenses			111,091

Net investment income (loss)			(55,417)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			658,018
Net change in unrealized depreciation of investments			108,637

Net realized and unrealized gain on investments			766,655

Change in net assets resulting from operations			$711,238

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(55,417)	$(12,564)
Net realized gain (loss) on investments	658,018	(73,199)
Net change in unrealized appreciation/depreciation of investments	108,637	(51,560)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	711,238	(137,323)

Share Transactions:
Proceeds from sale of shares	7,293,553	2,847,202
Cost of shares redeemed	(1,310,780)	(96,501)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,982,773	2,750,701

Change in net assets	6,694,011	2,613,378

Net Assets:
Beginning of period	2,613,378	--

End of period	$9,307,389	$2,613,378

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Small Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Core Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	261,010	$3,371,221	75,245	$874,307
Shares redeemed	(60,527)	(814,585)	(4,922)	(55,079)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	200,483	$2,556,636	70,323	$819,228

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	169,060	$2,127,392	32,910	$383,376
Shares redeemed	(15,640)	(196,596)	(3,718)	(40,206)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	153,420	$1,930,796	29,192	$343,170

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	141,475	$1,794,940	136,302	$1,589,519
Shares redeemed	(24,800)	(299,599)	(100)	(1,216)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	116,675	$1,495,341	136,202	$1,588,303

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	470,578	$5,982,773	235,717	$2,750,701

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in-capital. For the year ended July 31, 2007, there were no redemption fees.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in-part to differing treatments for net operating loss.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains

$55,417	$(55,417)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$504,934

Undistributed long-term capital gain	$37,926

Net unrealized appreciation	$43,619

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007 the cost of investments for federal tax purposes was $9,348,893. The net unrealized appreciation of investments for federal tax purposes was $43,619. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $762,897 and net unrealized depreciation from investments for those securities having an excess of cost over value of $719,278.

The Fund used capital loss carryforwards of $1,329 to offset taxable capital gains realized during the year ended July 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.15% of the Fund’s average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any portion of its fee. For the year ended July 31, 2007, the Adviser waived $66,575 and reimbursed $264,140 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 2.197% of average daily net assets of the Fund. FAS waived $105,608 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribtuion expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $17,610 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $1,761 in sales charges from the sale of Class A Shares. FSC also retained $1,113 of contingent deferred sales charges relating to redemptions of Class C Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund. A financial intermediary affiliated with management of Federated Investors, Inc. received $130 of Service Fees for the year ended July 31, 2007.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $22 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 are as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	1,223,404	1,056,573	166,831	$166,831	$1,241

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$19,232,705

Sales	$13,340,832

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP CORE FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: Ausust 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/ Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT SMALL CAP CORE FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the one year period ending December 31, 2006, the Fund’s performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.
(Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Core Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R817
Cusip 31421R791

37328 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Core Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$11.14	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.07)[3]	(0.10)[3]
Net realized and unrealized gain on investments	2.21	1.24

TOTAL FROM INVESTMENT OPERATIONS	2.14	1.14

Net Asset Value, End of Period	$13.28	$11.14

Total Return[4]	19.21%	11.40%

Ratios to Average Net Assets:

Net expenses	1.50%	1.76%[5]

Net investment income (loss)	(0.51)%	(0.91)%[5]

Expense waiver/reimbursement[6]	8.14%	9.41%[5]

Supplemental Data

Net assets, end of period (000 omitted)	$3,595	$784

Portfolio turnover	237%	209%

1 MDT Small Cap Core Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Small Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual	$1,000	$1,051.50	$7.63

Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.36	$7.50

1 Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management’s Discussion of Fund Performance

The fund’s total return for the fiscal year ended July 31, 2007 was 19.21% for Institutional Shares.1 The total return of the Russell 2000® Index was 12.12% for the same period.2 The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 2000® Index. The total return of the Lipper Small-Cap Core Funds Index was 16.16% for the same period.3

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000® Index, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on

1 The fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Small Cap Growth Fund. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments can not be made directly in an index.

3 The Lipper Small-Cap Core Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

the Russell Midcap® Index4, which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index5 and the Russell 2000® Index, respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index6 returning 19.24% as compared to 12.97% for the Russell 3000® Value Index.7

The best performing sectors during the reporting period in the Russell 3000® Index were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

FUND PERFORMANCE

The most positive contributor to the fund’s performance was its overweight relative to the Russell 2000® Index in the Industrials and Materials sectors as well as stock selection in those sectors. Additionally, the fund’s stock selection in the Consumer Discretionary and Health Care sectors provided positive contributions to fund performance. The fund’s performance was negatively impacted by its underweight relative to the Russell 2000® Index in the Information Technology sector and by its stock selection in that sector.

Individual stocks contributing to the fund’s out performance relative to the Russell 2000® Index® included: Crocs Inc., Chaparral Steel Co., Cleveland Cliffs Inc., Guess Inc., and Priceline.com Inc.

Individual stocks detracting from the fund’s performance relative to the Russell 2000® Index included: Downey Financial Corp., Daktronics Inc., Group 1 Automotive, Aquantive Inc., and Landamerica Financial Group.

4 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments can not be made directly in an index.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 69% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments can not be made directly in an index.

6 The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments can not be made directly in an index.

7 The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments can not be made directly in an index.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,0001 in the Federated MDT Small Cap Core Fund (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000® Index2 and the Lipper Small-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	19.21%

Start of Performance (9/15/2005)	16.32%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000® Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The Russell 2000® Index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Regional Bank	8.2%

Electrical Equipment	4.2%

Shoes	3.6%

Specialty Chemicals	3.4%

Oil Well Supply	3.3%

Software Packaged/Custom	3.3%

Property Liability Insurance	2.8%

Specialty Machinery	2.8%

Medical Supplies	2.7%

Savings & Loan	2.7%

Telecommunication Equipment & Services	2.7%

Financial Services	2.5%

Electric & Electrical Original Equipment Manufacturers	2.3%

Internet Services	2.1%

Offshore Driller	2.0%

Home Building	1.8%

Defense Aerospace	1.7%

Industrial Machinery	1.7%

Multi-Line Insurance	1.7%

Oil Service, Explore & Drill	1.7%

Personal Agency	1.7%

Restaurant	1.6%

Specialty Retailing	1.6%

Clothing Stores	1.5%

Contracting	1.5%

Insurance Brokerage	1.5%

Mortgage and Title	1.5%

Undesignated Consumer Cyclicals	1.5%

Defense Electronics	1.4%

Apparel	1.3%

Greeting Cards	1.3%

Trucking	1.3%

Undesignated Consumer Staples	1.2%

Commodity Chemicals	1.0%

Electric Utility	1.0%

Other[2]	21.0%

Cash Equivalents[3]	1.8%

Other Assets and Liabilities--Net[4]	(0.9)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--99.1%
		Agricultural Chemicals--0.8%
873		CF Industries Holdings, Inc.	$50,180
280		FMC Corp.	24,956

		TOTAL	75,136

		Airline - National--0.2%
358	[1]	Atlas Air Worldwide Holdings, Inc.	19,407

		Aluminum--0.8%
660	[1]	Century Aluminum Co.	34,016
544		Kaiser Aluminum Corp.	36,725

		TOTAL	70,741

		Apparel--1.3%
1,154	[1]	Maidenform Brands, Inc.	20,749
555	[1]	Volcom, Inc.	19,691
2,106	[1]	Warnaco Group, Inc.	76,048

		TOTAL	116,488

		Auto Original Equipment Manufacturers--0.9%
2,678		ArvinMeritor, Inc.	53,105
946		Sun Hydraulics Corp.	28,130

		TOTAL	81,235

		Auto Rentals--0.3%
407	[1]	AMERCO	25,987

		Biotechnology--0.8%
1,023	[1]	LifeCell Corp.	31,396
3,440	[1]	ViroPharma, Inc.	44,204

		TOTAL	75,600

		Book Publishing--0.2%
675	[1]	Scholastic Corp.	21,722

		Building Materials--0.3%
1,147		Apogee Enterprises, Inc.	29,547

		Cellular Communications--0.3%
1,007	[1]	USA Mobility, Inc.	24,037

		Cement--0.5%
918	[1]	Astec Industries, Inc.	47,892

		COMMON STOCKS--continued
		Clothing Stores--1.5%
2,450	[1]	Aeropostale, Inc.	$93,296
828	[1]	Heelys, Inc.	18,133
399	[1]	Jos A. Bank Clothiers, Inc.	13,765
344	[1]	Tween Brands, Inc.	13,161

		TOTAL	138,355

		Commodity Chemicals--1.0%
3,551		Westlake Chemical Corp.	88,704

		Computer Peripherals--0.7%
1,954	[1]	Nuance Communications, Inc.	32,202
890	[1]	Synaptics, Inc.	31,257

		TOTAL	63,459

		Computer Services--0.2%
814	[1]	Synnex Corp.	16,540

		Contracting--1.5%
2,236	[1]	Perini Corp.	137,313

		Cosmetics & Toiletries--0.1%
557	[1]	Helen of Troy Ltd.	12,371

		Crude Oil & Gas Production--0.6%
1,395	[1]	Swift Energy Co.	59,622

		Defense Aerospace--1.7%
1,684	[1]	AAR Corp.	50,234
1,026	[1]	GenCorp, Inc.	12,127
1,284		Triumph Group, Inc.	97,854

		TOTAL	160,215

		Defense Electronics--1.4%
756		EDO Corp.	24,986
2,313	[1]	FLIR Systems, Inc.	100,962

		TOTAL	125,948

		Diversified Leisure--0.1%
238	[1]	Life Time Fitness, Inc.	12,238

		Drug Stores--0.9%
1,801		Longs Drug Stores Corp.	87,096

		Electric & Electrical Original Equipment Manufacturers--2.3%
1,522		Cubic Corp.	41,901
2,122	[1]	General Cable Corp.	168,699

		TOTAL	210,600

		COMMON STOCKS--continued
		Electric Utility--1.0%
3,517		Portland General Electric Co.	$94,642

		Electrical - Radio & TV--0.2%
619	[1]	Universal Electronics, Inc.	21,814

		Electrical Equipment -- 4.2%
2,129		Belden CDT, Inc.	116,627
1,283		Encore Wire Corp.	39,196
8,225	[1]	GrafTech International Ltd.	127,405
480	[1]	Houston Wire & Cable Co.	12,370
1,986		Smith (A.O.) Corp.	96,420

		TOTAL	392,018

		Electronic Instruments--0.6%
1,083	[1]	Advanced Analogic Technologies, Inc.	9,617
443		Analogic Corp.	29,411
367	[1]	Cymer, Inc.	15,689
116	[1]	FEI Co.	3,327

		TOTAL	58,044

		Ethical Drugs--0.8%
1,868	[1]	Salix Pharmaceuticals Ltd.	20,585
2,296	[1]	Sciele Pharma, Inc.	53,244

		TOTAL	73,829

		Financial Services--2.5%
1,547	[1]	CompuCredit Corp.	40,609
3,167		Deluxe Corp.	119,586
1,220		Greenhill & Co., Inc.	70,760

		TOTAL	230,955

		Food Wholesaling--0.5%
1,810		Winn-Dixie Stores, Inc.	48,345

		Furniture--0.2%
1,468		Furniture Brands International, Inc.	16,177

		Greeting Cards--1.3%
4,870		American Greetings Corp., Class A	120,435

		Home Building--1.8%
1,954	[1]	Meritage Home Corp.	38,103
3,976		Ryland Group, Inc.	132,202

		TOTAL	170,305

		Home Products--0.3%
1,129		Tupperware Brands Corp.	29,365

		COMMON STOCKS--continued
		Hotels and Motels--0.0%
134	[1]	McCormick & Schmick’s Seafood Restaurants, Inc.	$3,267

		Household Appliances--0.4%
1,656	[1]	Goodman Global, Inc.	39,943

		Industrial Machinery--1.7%
0		Gorman Rupp Co.	7
2,148		Valmont Industries, Inc.	162,367

		TOTAL	162,374

		Insurance Brokerage--1.5%
1,656	[1]	AmTrust Financial Services, Inc.	24,294
937		Life Partners Holdings, Inc.	40,450
2,022		Odyssey Re Holdings Corp.	71,174

		TOTAL	135,918

		Internet Services--2.1%
453	[1]	Blue Nile, Inc.	34,251
1,855	[1]	CNET, Inc.	13,968
2,339	[1]	Priceline.com, Inc.	149,228

		TOTAL	197,447

		Leasing--0.1%
472		Financial Federal Corp.	13,381

		Life Insurance--0.3%
595		Delphi Financial Group, Inc.	23,901
564		Phoenix Cos., Inc.	7,778

		TOTAL	31,679

		Machine Tools--0.5%
1,089	[1]	AZZ, Inc.	38,659
176		Hurco Co., Inc.	8,198

		TOTAL	46,857

		Major Steel Producer--0.1%
237		Ryerson, Inc.	7,605

		Maritime--0.2%
251	[1]	Genco Shipping & Trading Ltd.	14,139

		Medical Supplies--2.7%
1,558	[1]	Align Technology, Inc.	40,664
505	[1]	Emergency Medical Services Corp., Class A	19,700
2,725	[1]	Kyphon, Inc.	178,814
520	[1]	Obagi Medical Products, Inc.	8,804

		TOTAL	247,982

		COMMON STOCKS--continued
		Medical Technology--0.5%
1,489	[1]	Greatbatch Technologies, Inc.	$46,204

		Metal Fabrication--0.8%
1,040		Barnes Group, Inc.	32,448
1,790		Worthington Industries, Inc.	37,053

		TOTAL	69,501

		Mini-Mill Producer--0.6%
610		Quanex Corp.	27,487
595		Schnitzer Steel Industries, Inc., Class A	32,243

		TOTAL	59,730

		Miscellaneous Communications--0.2%
858		Iowa Telecommunication Services, Inc.	17,640

		Miscellaneous Food Products--0.2%
881		Fresh Del Monte Produce, Inc.	22,598

		Miscellaneous Machinery--0.2%
733	[1]	Lamson & Sessions Co.	16,229

		Miscellaneous Metals--0.2%
435		Metal Management, Inc.	18,274

		Miscellaneous Components--0.5%
2,164	[1]	MKS Instruments, Inc.	49,123

		Mortgage and Title--1.5%
1,768		LandAmerica Financial Group, Inc.	135,411

		Motion Pictures--0.5%
1,819	[1]	Macrovision Corp.	43,256

		Multi-Industry Transportation--0.6%
1,559	[1]	Hub Group, Inc., Class A	53,037

		Multi-Line Insurance--1.7%
436		EMC Insurance Group, Inc.	10,739
220		FBL Financial Group, Inc., Class A	7,742
410	[1]	FPIC Insurance Group, Inc.	14,260
339		Harleysville Group, Inc.	9,495
5		Infinity Property & Casualty	220
406		Midland Co.	19,293
298		Safety Insurance Group, Inc.	9,923
2,040		Zenith National Insurance Corp.	82,334

		TOTAL	154,006

		Newspaper Publishing--0.3%
1,762		Lee Enterprises, Inc.	31,029

		COMMON STOCKS--continued
		Office Furniture--0.2%
941		Knoll, Inc.	$18,641

		Offshore Driller--2.0%
2,070	[1]	Bristow Group, Inc.	98,180
1,497	[1]	Hornbeck Offshore Services, Inc.	64,446
1,817	[1]	Pioneer Drilling Co.	22,858

		TOTAL	185,484

		Oil Service, Explore & Drill--1.7%
1,178	[1]	Comstock Resources, Inc.	31,641
1,994	[1]	W-H Energy Services, Inc.	127,776

		TOTAL	159,417

		Oil Well Supply--3.3%
1,493		Carbo Ceramics, Inc.	67,304
519		Gulf Island Fabrication, Inc.	17,729
653		Lufkin Industries, Inc.	38,664
4,145	[1]	Oil States International, Inc.	181,302

		TOTAL	304,999

		Other Communications Equipment--0.3%
2,241		Ikon Office Solutions, Inc.	31,060

		Other Computer Hardware--0.2%
1,634	[1]	Smart Modular Technologies (WWH), Inc.	20,082

		Other Steel Producer--0.1%
596		Gibraltar Industries, Inc.	11,509

		Paper Products--0.5%
2,329	[1]	Buckeye Technologies, Inc.	35,704
371		Neenah Paper, Inc.	14,369

		TOTAL	50,073

		Personal Loans--0.4%
1,300		Advanta Corp., Class B	33,371

		Personnel Agency--1.7%
3,369	[1]	Labor Ready, Inc.	79,374
1,809		Maximus, Inc.	75,598
1	[1]	Volt Information Science, Inc.	8

		TOTAL	154,980

		Printing--0.6%
2,026		Bowne & Co., Inc.	35,131
1,988	[1]	Valassis Communications, Inc.	23,598

		TOTAL	58,729

		COMMON STOCKS--continued
		Property Liability Insurance--2.8%
594	[1]	American Physicians Capital, Inc.	$22,524
1,078	[1]	CNA Surety Corp.	18,218
1,247		Horace Mann Educators Corp.	22,234
505		National Interstate Corp.	12,878
350		Nymagic, Inc.	12,733
402	[1]	ProAssurance Corp.	19,851
1,698		RLI Corp.	98,484
2,323		Selective Insurance Group, Inc.	47,668
292	[1]	Triad Guaranty, Inc.	8,050

		TOTAL	262,640

		Recreational Goods--0.3%
831	[1]	Smith & Wesson Holding Corp.	15,623
266	[1]	Steinway Musical Instruments, Inc.	8,903

		TOTAL	24,526

		Regional Bank--8.2%
520		Amcore Financial, Inc.	12,558
1,160		Bancorpsouth, Inc.	27,086
1,460		CVB Financial Corp.	14,289
755		Cathay General Bancorp, Inc.	23,111
1,593		Central Pacific Financial Corp.	44,939
347		City Bank Lynwood, WA	8,448
658		City Holding Co.	21,615
550		Community Bank System, Inc.	9,895
233		Community Trust Bancorp, Inc.	6,682
2,307		Corus Bankshares, Inc.	37,512
897		FNB Corp.	13,464
244		First Merchants Corp.	4,941
2,030		First Midwest Bancorp, Inc.	66,767
177	[1]	First Regional Bancorp	3,807
1,898		FirstMerit Corp.	34,790
188		Great Southern Bancorp, Inc.	4,728
277		Greene Bancshares, Inc.	9,158
865		Hancock Holding Co.	30,595
1,283		Hanmi Financial Corp.	18,603
469		Independent Bank Corp.- Massachusetts	12,705
586		Irwin Financial Corp.	6,868
729		NBT Bancorp, Inc.	13,188
1,406		National Penn Bancshares, Inc.	20,781
		COMMON STOCKS--continued
2,231		Old National Bancorp	$32,126
304		Old Second Bancorp, Inc.	8,375
1,713		Pacific Capital Bancorp	35,802
420		Park National Corp.	33,369
1,243		Provident Bankshares Corp.	35,674
525		S & T Bancorp, Inc.	16,317
178		Tompkins County Trust Co., Inc.	5,660
1,176		Trustmark Corp.	29,435
1,718		United Bankshares, Inc.	47,846
1,079		WestAmerica Bancorp.	44,163
1,067		Whitney Holding Corp.	26,664

		TOTAL	761,961

		Restaurant--1.6%
1,116	[1]	Buffalo Wild Wings, Inc.	48,234
765		CBRL Group, Inc.	29,399
2,255	[1]	Rare Hospitality International, Inc.	60,344
343	[1]	Red Robin Gourmet Burgers, Inc.	13,230

		TOTAL	151,207

		Rubber--0.1%
297		Cooper Tire & Rubber Co.	6,828

		Savings & Loan--2.7%
866		BankUnited Financial Corp.	14,583
2,604		Downey Financial Corp.	138,507
177		First Financial Holdings, Inc.	4,790
2,278		First Niagara Financial Group, Inc.	29,295
558	[1]	FirstFed Financial Corp.	25,222
1,291		Flagstar Bancorp, Inc.	13,814
172		ITLA Capital Corp.	7,310
685		PFF Bancorp, Inc.	11,453
130		WSFS Financial Corp.	7,179

		TOTAL	252,153

		Securities Brokerage--0.7%
4,836	[1]	Knight Capital Group, Inc., Class A	68,381

		Semiconductor Manufacturing--0.3%
1,702	[1]	Semtech Corp.	27,658

		Semiconductor Manufacturing Equipment--0.2%
1,373	[1]	Mattson Technology, Inc.	13,675

		Services to Medical Professionals--0.3%
1,262	[1]	Nighthawk Radiology Holdings, Inc.	26,035

		COMMON STOCKS--continued
		Shoes--3.6%
604		Brown Shoe Co., Inc.	$12,648
3,324	[1]	Crocs, Inc.	197,180
1,182	[1]	Deckers Outdoor Corp.	121,864

		TOTAL	331,692

		Software Packaged/Custom--3.3%
798	[1]	Blue Coat Systems, Inc.	38,887
586	[1]	Double-Take Software, Inc.	8,942
4,662	[1]	Informatica Corp.	64,988
2,178	[1]	JDA Software Group, Inc.	49,245
1,089	[1]	Omniture, Inc.	24,884
1,075	[1]	S1 Corp.	7,815
748	[1]	SPSS, Inc.	30,698
914	[1]	Synchronoss Technologies, Inc.	33,233
1,683	[1]	VASCO Data Security International, Inc.	44,549

		TOTAL	303,241

		Specialty Chemicals--3.4%
2,718		Chemed Corp.	171,995
4,245	[1]	Hercules, Inc.	88,126
1,974		Koppers Holdings, Inc.	58,371

		TOTAL	318,492

		Specialty Machinery--2.8%
1,279		Cascade Corp.	86,703
1,031	[1]	Gardner Denver, Inc.	42,879
108	[1]	Stratasys, Inc.	4,753
2,134		Woodward Governor Co.	123,239

		TOTAL	257,574

		Specialty Retailing--1.6%
2,711		Asbury Automotive Group, Inc.	59,967
314		Lithia Motors, Inc., Class A	6,465
1,329		Pep Boys-Manny Moe & Jack	22,500
686	[1]	Rush Enterprises, Inc., Class A	19,174
416		Sonic Automotive, Inc., Class A	11,398
1,576	[1]	Zale Corp.	33,458

		TOTAL	152,962

		COMMON STOCKS--continued
		Telecommunication Equipment & Services--2.7%
1,016	[1]	Anixter International, Inc.	$83,972
2,737	[1]	CommScope, Inc.	148,975
812	[1]	Premiere Global Services, Inc.	9,452
1,084	[1]	Tekelec, Inc.	13,886

		TOTAL	256,285

		Toys & Games--0.2%
815	[1]	JAKKS Pacific, Inc.	19,324

		Truck Manufacturing--0.1%
907	[1]	Accuride Corp.	12,798

		Trucking--1.3%
1,706		Arkansas Best Corp.	61,467
2,227	[1]	Old Dominion Freight Lines, Inc.	64,271

		TOTAL	125,738

		Undesignated Consumer Cyclicals--1.5%
1,687	[1]	Blackboard, Inc.	74,616
406	[1]	Capella Education Co.	18,152
2,356	[1]	Rent-A-Center, Inc.	45,730

		TOTAL	138,498

		Undesignated Consumer Staples--1.2%
2,592	[1]	NBTY, Inc.	112,856

		TOTAL COMMON STOCKS (IDENTIFIED COST $9,168,604)	9,225,681

		MUTUAL FUND--1.8%
166,831	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	166,831

		TOTAL INVESTMENTS--100.9% (IDENTIFIED COST $9,335,435)4	9,392,512

		OTHER ASSET AND LIABILITIES - NET--(0.9)%	(85,123)

		TOTAL NET ASSET--100%	$9,307,389

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $9,348,893.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $166,831 of investments in an affiliated issuer (Note 5) (identified cost $9,335,435)		$9,392,512
Income receivable		4,612
Receivable for investments sold		402,966
Receivable for shares sold		48,071

TOTAL ASSETS		9,848,161

Liabilities:
Payable for investments purchased	$464,550
Payable for shares redeemed	29,647
Payable for transfer disbursing agent fees and expenses	11,508
Payable for portfolio accounting fees	5,467
Payable for distribution services fee (Note 5)	2,759
Payable for shareholder services fee (Note 5)	3,270
Accrued expenses	23,571

TOTAL LIABILITIES		540,772

Net assets for 706,295 shares outstanding		$9,307,389

Net Assets Consist of:
Paid-in capital		$8,720,910
Net unrealized appreciation of investments		57,077
Accumulated net realized gain on investments		529,402

TOTAL NET ASSETS		$9,307,389

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($3,595,204 ÷ 270,806 shares outstanding), no par value, unlimited shares authorized		$13.28

Offering price per share		$13.28

Redemption proceeds per share		$13.28

Class A Shares:
Net asset value per share ($2,413,603 ÷ 182,612 shares outstanding), no par value, unlimited shares authorized		$13.22

Offering price per share (100/94.50 of $13.22)[1]		$13.99

Redemption proceeds per share		$13.22

Class C Shares:
Net asset value per share ($3,298,582 ÷ 252,877 shares outstanding), no par value, unlimited shares authorized		$13.04

Offering price per share		$13.04

Redemption proceeds per share (99.00/100 of $13.04)[1]		$12.91

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $1,241 received from an affiliated issuer (Note 5))			$51,630
Interest			4,044

TOTAL INCOME			55,674

Expenses:
Investment adviser fee (Note 5)		$66,597
Administrative personnel and services fee (Note 5)		230,189
Custodian fees		20,091
Transfer and dividend disbursing agent fees and expenses		52,800
Directors’/Trustees’ fees		11
Auditing fees		15,285
Legal fees		7,381
Portfolio accounting fees		74,567
Distribution services fee--Class A Shares (Note 5)		712
Distribution services fee--Class C Shares (Note 5)		18,717
Shareholder services fee--Class A Shares (Note 5)		2,430
Shareholder services fee--Class C Shares (Note 5)		4,184
Share registration costs		58,731
Printing and postage		20,685
Insurance premiums		6,097
Miscellaneous		3,092

TOTAL EXPENSES		581,569

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(66,597)
Waiver of administrative personnel and services fee (Note 5)	(105,608)
Waiver of transfer and dividend disbursing agent fees and expenses	(13,502)
Waiver of portfolio accounting fees	(20,631)
Reimbursement of other operating expenses (Note 5)	(264,140)

TOTAL WAIVERS AND REIMBURSEMENTS		(470,478)

Net expenses			111,091

Net investment income (loss)			(55,417)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			658,018
Net change in unrealized depreciation of investments			108,637

Net realized and unrealized gain on investments			766,655

Change in net assets resulting from operations			$711,238

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(55,417)	$(12,564)
Net realized gain (loss) on investments	658,018	(73,199)
Net change in unrealized appreciation/depreciation of investments	108,637	(51,560)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	711,238	(137,323)

Share Transactions:
Proceeds from sale of shares	7,293,553	2,847,202
Cost of shares redeemed	(1,310,780)	(96,501)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,982,773	2,750,701

Change in net assets	6,694,011	2,613,378

Net Assets:
Beginning of period	2,613,378	--

End of period	$9,307,389	$2,613,378

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Small Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Core Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	261,010	$3,371,221	75,245	$874,307
Shares redeemed	(60,527)	(814,585)	(4,922)	(55,079)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	200,483	$2,556,636	70,323	$819,228

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	169,060	$2,127,392	32,910	$383,376
Shares redeemed	(15,640)	(196,596)	(3,718)	(40,206)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	153,420	$1,930,796	29,192	$343,170

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	141,475	$1,794,940	136,302	$1,589,519
Shares redeemed	(24,800)	(299,599)	(100)	(1,216)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	116,675	$1,495,341	136,202	$1,588,303

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	470,578	$5,982,773	235,717	$2,750,701

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in-capital. For the year ended July 31, 2007, there were no redemption fees.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in-part to differing treatments for net operating loss.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains

$55,417	$(55,417)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$504,934

Undistributed long-term capital gain	$37,926

Net unrealized appreciation	$43,619

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007 the cost of investments for federal tax purposes was $9,348,893. The net unrealized appreciation of investments for federal tax purposes was $43,619. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $762,897 and net unrealized depreciation from investments for those securities having an excess of cost over value of $719,278.

The Fund used capital loss carryforwards of $1,329 to offset taxable capital gains realized during the year ended July 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.15% of the Fund’s average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any portion of its fee. For the year ended July 31, 2007, the Adviser waived $66,575 and reimbursed $264,140 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 2.197% of average daily net assets of the Fund. FAS waived $105,608 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribtuion expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $17,610 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $1,761 in sales charges from the sale of Class A Shares. FSC also retained $1,113 of contingent deferred sales charges relating to redemptions of Class C Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund. A financial intermediary affiliated with management of Federated Investors, Inc. received $130 of service fees for the year ended July 31, 2007.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $22 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 are as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	1,223,404	1,056,573	166,831	$166,831	$1,241

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$19,232,705

Sales	$13,340,832

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP CORE FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: Ausust 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.;
Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT SMALL CAP CORE FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the one year period ending December 31, 2006, the Fund’s performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Core Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R783

37322 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.59	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.14)[3]	(0.17)[3]
Net realized and unrealized gain on investments	2.50	0.76

TOTAL FROM INVESTMENT OPERATIONS	2.36	0.59

Net Asset Value, End of Period	$12.95	$10.59

Total Return[4]	22.29%	5.90%

Ratios to Average Net Assets:

Net expenses	1.75%	2.02%[5]

Net investment income (loss)	(1.16)%	(1.50)%[5]

Expense waiver/reimbursement[6]	25.97%	22.65%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$532	$157

Portfolio turnover	157%	157%

1 MDT Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.52	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.23)[3]	(0.26)[3]
Net realized and unrealized gain on investments	2.48	0.78

TOTAL FROM INVESTMENT OPERATIONS	2.25	0.52

Net Asset Value, End of Period	$12.77	$10.52

Total Return[4]	21.39%	5.20%

Ratios to Average Net Assets:

Net expenses	2.50%	2.77%[5]

Net investment income (loss)	(1.92)%	(2.25)%[5]

Expense waiver/reimbursement[6]	27.07%	25.65%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$702	$348

Portfolio turnover	157%	157%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual:

Class A Shares	$1,000	$1,116.40	$9.03

Class C Shares	$1,000	$1,112.40	$12.94

Hypothetical (assuming a 5% return before expenses):

Class A Shares	$1,000	$1,016.27	$8.60

Class C Shares	$1,000	$1,012.55	$12.33

1 Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.72%

Class C Shares	2.47%

Management’s Discussion of Fund Performance

The fund’s total return for the fiscal year ended July 31, 2007 was 22.29% for Class A Shares, and 21.39% for Class C Shares.1 The total return of the Russell 2000® Growth Index was 16.83% for the same period.2 The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 2000® Growth Index. The total return of the Lipper Small-Cap Growth Funds Index was 19.51% for the same period.3

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000® Index, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index4, which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index5 and the Russell 2000® Index,6 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index7 returning 19.24% as compared to 12.97% for the Russell 3000® Value Index.8

1 The fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Small Cap Growth Fund. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments can not be made directly in an index.

3 The Lipper Small-Cap Growth Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

4 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments can not be made directly in an index.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 69% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments can not be made directly in an index.

6 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments can not be made directly in an index.

7 The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments can not be made directly in an index.

8 The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments can not be made directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

The best performing sectors during the reporting period in the Russell 3000® Index were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

FUND PERFORMANCE

The most positive contributor to the fund’s performance relative to the Russell 2000® Growth Index was its stock selection in the Industrials, Consumer Discretionary, Financials, and Health Care sectors. Additionally, the fund’s underweight in the Financial Services sector contributed positively to relative performance. The fund’s performance was negatively impacted by its stock selection in the Consumer Staples sector. The fund’s stock selection and underweight in the Information Technology sector also detracted from relative performance.

Individual stocks contributing to the fund’s out performance relative to the Russell 2000® Growth Index included: Crocs Inc., Chaparral Steel Co., Manitowoc Inc., Priceline.com Inc., and Wellcare Group Inc.

Individual stocks detracting from the fund’s performance relative to the Russell 2000® Growth Index included: Hansen National Corp., Aquantive Inc., EGL Inc., Daktronics Inc., and Logitech International.

GROWTH OF A $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund (Class A Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000® Growth Index2 and the Lipper Small-Cap Growth Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	15.52%

Start of Performance (9/15/2005)	11.37%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000® Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund (Class C Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000® Growth Index2 and the Lipper Small-Cap Growth Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	20.39%

Start of Performance (9/15/2005)	13.92%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000® Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Software Packaged/Custom	6.9%

Undesignated Consumer Cyclicals	5.1%

Defense Aerospace	4.7%

Clothing Stores	4.4%

Telecommunications Equipment & Services	4.4%

Medical Supplies	3.5%

Specialty Chemicals	3.1%

Financial Services	3.0%

Shoes	2.7%

Industrial Machinery	2.5%

Oil Service, Explore & Drill	2.2%

Defense Electronics	2.1%

Electric & Electrical Original Equipment Manufacturers	1.9%

Electrical Equipment	1.9%

Food Wholesaling	1.9%

Metal Containers	1.8%

Computer Peripherals	1.7%

Restaurant	1.6%

Building Materials	1.4%

Contracting	1.4%

Specialty Machinery	1.4%

Miscellaneous Machinery	1.3%

Motion Pictures	1.3%

Printing	1.3%

Home Products	1.2%

Medical Technology	1.2%

Offshore Driller	1.2%

Personnel Agency	1.2%

Railroad	1.2%

Services to Medical Professionals	1.2%

Cement	1.1%

Furniture	1.1%

Household Appliances	1.1%

Internet Services	1.1%

Metal Fabrication	1.1%

Oil Well Supply	1.1%

Electronic Instruments	1.0%

Generic Drugs	1.0%

Office Supplies	1.0%

Semiconductor Manufacturing	1.0%

Other[2]	16.5%

Cash Equivalents[3]	1.8%

Other Assets and Liabilities--Net[4]	0.4%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--97.8%
		Advertising--0.2%
2,243	[1]	Greenfield Online, Inc.	$36,426

		Agricultural Chemicals--0.8%
5,222		UAP Holding Corp.	141,882

		Apparel--0.5%
952	[1]	Carter’s, Inc.	20,154
3,658	[1]	Maidenform Brands, Inc.	65,771

		TOTAL	85,925

		Auto Original Equipment Manufacturers--0.7%
3,906		Sun Hydraulics Corp.	116,086

		Beer--0.7%
2,925	[1]	The Boston Beer Co., Inc., Class A	119,223

		Biotechnology--0.8%
2,054	[1]	Air Methods Corp.	78,257
1,032	[1]	LifeCell Corp.	31,672
1,343	[1]	PharmaNet Development Group, Inc.	37,604

		TOTAL	147,533

		Building Materials--1.4%
703		Aaon, Inc.	21,027
5,425		Apogee Enterprises, Inc.	139,748
2,609	[1]	Drew Industries, Inc.	90,741

		TOTAL	251,516

		Cellular Communications--0.2%
1,248	[1]	USA Mobility, Inc.	29,790

		Cement--1.1%
3,610	[1]	Astec Industries, Inc.	188,334

		Clothing Stores--4.4%
3,469	[1]	Aeropostale, Inc.	132,100
3,490		Buckle, Inc.	121,975
2,845	[1]	Dress Barn, Inc.	51,751
6,422	[1]	Fossil, Inc.	164,082
4,297	[1]	Gymboree Corp.	184,986
800	[1]	Heelys, Inc.	17,520
2,569	[1]	Jos A. Bank Clothiers, Inc.	88,630

		TOTAL	761,044

		COMMON STOCKS--continued
		Computer Networking--0.7%
4,471	[1]	FalconStor Software, Inc.	$46,454
1,740	[1]	NetScout Systems, Inc.	16,895
3,610	[1]	Radiant Systems, Inc.	50,179

		TOTAL	113,528

		Computer Peripherals--1.7%
5,837	[1]	Nuance Communications, Inc.	96,194
288	[1]	Rimage Corp.	6,924
5,478	[1]	Synaptics, Inc.	192,387

		TOTAL	295,505

		Computer Services--0.2%
1,555	[1]	Manhattan Associates, Inc.	43,338

		Construction Machinery--0.5%
1,070		Manitowoc, Inc.	83,107

		Contracting--1.4%
3,564	[1]	Perini Corp.	218,865
393		Team, Inc.	18,475

		TOTAL	237,340

		Cosmetics & Toiletries--0.8%
2,411	[1]	Chattem, Inc.	135,402
418		Inter Parfums, Inc.	9,158

		TOTAL	144,560

		Defense Aerospace--4.7%
12,825	[1]	GenCorp, Inc.	151,591
1,561	[1]	Orbital Sciences Corp.	33,078
4,908	[1]	Teledyne Technologies, Inc.	217,768
4,603	[1]	TransDigm Group, Inc.	189,644
3,078		Triumph Group, Inc.	234,574

		TOTAL	826,655

		Defense Electronics--2.1%
4,086	[1]	FLIR Systems, Inc.	178,354
3,035		United Industrial Corp.	191,691

		TOTAL	370,045

		Drug Stores--0.8%
2,903		Longs Drug Stores Corp.	140,389

		Electric & Electrical Original Equipment Manufacturers--1.9%
5,039		Cubic Corp.	138,724
2,464	[1]	General Cable Corp.	195,888

		TOTAL	334,612

		COMMON STOCKS--continued
		Electrical Equipment--1.9%
11,140	[1]	GrafTech International Ltd.	$172,559
6,090	[1]	Houston Wire & Cable Co.	156,939

		TOTAL	329,498

		Electrical - Radio & TV--0.2%
1,167	[1]	Universal Electronics, Inc.	41,125

		Electronic Instruments--1.0%
1,810	[1]	Advanced Analogic Technologies, Inc.	16,073
3,020	[1]	FEI Co.	86,614
1,710	[1]	Hittite Microwave Corp.	68,776

		TOTAL	171,463

		Ethical Drugs--0.8%
6,290	[1]	Sciele Pharma, Inc.	145,865

		Financial Services--3.0%
3,650		Deluxe Corp.	137,824
2,133	[1]	GFI Group, Inc.	158,951
1,969		Greenhill & Co., Inc.	114,202
755	[1]	Huron Consulting Group, Inc.	51,287
1,299	[1]	Portfolio Recovery Associates, Inc.	67,873

		TOTAL	530,137

		Food Wholesaling--1.9%
3,763		Nash Finch Co.	151,536
7,039		Winn-Dixie Stores, Inc.	188,012

		TOTAL	339,548

		Furniture--1.1%
6,189		Tempur-Pedic International, Inc.	192,787

		Generic Drugs--1.0%
9,022		Perrigo Co.	168,260

		Home Health Care--0.5%
434	[1]	Apria Healthcare Group, Inc.	11,379
664	[1]	Wellcare Health Plans, Inc.	67,237

		TOTAL	78,616

		Home Products--1.2%
8,080		Tupperware Brands Corp.	210,161

		Household Appliances--1.1%
7,834	[1]	Goodman Global, Inc.	188,956

		COMMON STOCKS--continued
		Industrial Machinery--2.5%
3,411		Actuant Corp.	$208,003
525	[1]	Columbus McKinnon Corp.	13,466
2,734		Valmont Industries, Inc.	206,663

		TOTAL	428,132

		Insurance Brokerage--0.5%
2,191		Life Partners Holdings, Inc.	94,585

		International Bank--0.3%
1,313		Preferred Bank Los Angeles, CA	50,419

		Internet Services--1.1%
2,527	[1]	Priceline.com, Inc.	161,223
1,318	[1]	Shutterfly, Inc.	33,938

		TOTAL	195,161

		Machine Tools--0.8%
3,245	[1]	AZZ, Inc.	115,197
943	[1]	Flotek Industries, Inc.	28,045

		TOTAL	143,242

		Machined Parts Original Equipment Manufacturers--0.4%
2,185		Applied Industrial Technologies, Inc.	62,032

		Maritime--0.6%
3,658		Horizon Lines, Inc., Class A	105,570

		Medical Supplies--3.5%
3,682	[1]	Align Technology, Inc.	96,100
3,100	[1]	Emergency Medical Services Corp., Class A	120,931
3,072	[1]	Kyphon, Inc.	201,585
894	[1]	NuVasive, Inc.	25,640
2,809	[1]	Obagi Medical Products, Inc.	47,556
2,560		West Pharmaceutical Services, Inc.	118,477

		TOTAL	610,289

		Medical Technology--1.2%
5,768	[1]	Greatbatch Technologies, Inc.	178,981
1,221	[1]	MEDTOX Scientific, Inc.	23,932

		TOTAL	202,913

		Metal Containers--1.8%
857		Greif, Inc., Class A	47,135
4,087	[1]	Mobile Mini, Inc.	116,766
2,913		Silgan Holdings, Inc.	150,369

		TOTAL	314,270

		COMMON STOCKS--continued
		Metal Fabrication--1.1%
2,686		Barnes Group, Inc.	$83,803
2,628		Dynamic Materials Corp.	110,560

		TOTAL	194,363

		Miscellaneous Components--0.1%
845	[1]	Atheros Communications	23,559

		Miscellaneous Machinery--1.3%
4,746		Curtiss Wright Corp.	206,783
267		Regal Beloit Corp.	13,542

		TOTAL	220,325

		Motion Pictures--1.3%
9,388	[1]	Macrovision Corp.	223,247

		Multi-Industry Capital Goods--0.3%
784	[1]	Ceradyne, Inc.	58,510

		Multi-Industry Transportation--0.9%
4,859	[1]	Hub Group, Inc.	165,303

		Office Furniture--0.3%
2,378		Knoll, Inc.	47,108

		Office Supplies--1.0%
2,868	[1]	United Stationers, Inc.	182,806

		Offshore Driller--1.2%
3,382	[1]	Bristow Group, Inc.	160,408
657	[1]	Hornbeck Offshore Services, Inc.	28,284
520	[1]	Oceaneering International, Inc.	29,203

		TOTAL	217,895

		Oil Service, Explore & Drill--2.2%
1,819	[1]	Dawson Geophysical Co.	99,336
642	[1]	McDermott International, Inc.	53,247
1,181	[1]	Parker Drilling Co.	11,125
3,459	[1]	W-H Energy Services, Inc.	221,653

		TOTAL	385,361

		Oil Well Supply--1.1%
4,319	[1]	Oil States International, Inc.	188,913

		Optical Reading Equipment--0.4%
2,349	[1]	ScanSource, Inc.	63,024

		Other Communications Equipment--0.8%
5,113	[1]	Netgear, Inc.	141,426

		Other Computer Hardware--0.3%
3,890	[1]	Smart Modular Technologies (WWH), Inc.	47,808

		COMMON STOCKS--continued
		Personal Loans--0.4%
334		Cash America International, Inc.	$12,231
2,427	[1]	Ezcorp, Inc., Class A	29,221
939	[1]	World Acceptance Corp.	30,226

		TOTAL	71,678

		Personnel Agency--1.2%
474		Barrett Business Services, Inc.	11,964
8,186	[1]	Labor Ready, Inc.	192,862

		TOTAL	204,826

		Pollution Control--0.5%
1,535		American Ecology, Inc.	31,283
1,506		Waste Holdings, Inc.	48,087

		TOTAL	79,370

		Printing--1.3%
3,579	[1]	Cenveo, Inc.	75,195
1,868	[1]	Consolidated Graphics, Inc.	123,120
2,433	[1]	Valassis Communications, Inc.	28,880

		TOTAL	227,195

		Property Liability Insurance--0.2%
1,451		National Interstate Corp.	37,000

		Railroad--1.2%
5,113		Wabtec Corp.	208,815

		Recreational Goods--0.1%
1,267	[1]	Smith & Wesson Holding Corp.	23,820

		Recreational Vehicles--0.1%
375		Polaris Industries, Inc., Class A	18,510

		Regional Bank--0.3%
417		City Bank Lynwood, WA	10,166
914	[1]	SVB Financial Group	48,150

		TOTAL	58,316

		Restaurant--1.6%
4,427	[1]	Buffalo Wild Wings, Inc.	191,335
562	[1]	Chipotle Mexican Grill, Inc.	49,647
880	[1]	Red Robin Gourmet Burgers	33,942

		TOTAL	274,924

		Securities Brokerage--0.1%
425	[1]	Investment Technology Group, Inc.	16,983

		COMMON STOCKS--continued
		Semiconductor Manufacturing--1.0%
4,521	[1]	NetLogic Microsystems, Inc.	$137,800
709	[1]	Plexus Corp.	17,193
722	[1]	Silicon Laboratories, Inc.	25,147

		TOTAL	180,140

		Services to Medical Professionals--1.2%
2,336	[1]	American Dental Partners, Inc.	59,965
6,831	[1]	Nighthawk Radiology Holdings, Inc.	140,924

		TOTAL	200,889

		Shoes--2.7%
4,046	[1]	Crocs, Inc.	240,009
2,171	[1]	Deckers Outdoor Corp.	223,830
382		Wolverine World Wide, Inc.	10,337

		TOTAL	474,176

		Software Packaged/Custom--6.9%
3,825	[1]	Blue Coat Systems, Inc.	186,392
2,176	[1]	COMSYS IT Partners, Inc.	39,516
4,239	[1]	Double-Take Software, Inc.	64,687
4,086	[1]	Epicor Software Corp.	53,363
14,992	[1]	Informatica Corp.	208,988
788	[1]	Omniture, Inc.	18,006
956	[1]	Progress Software Corp.	28,919
6,801	[1]	S1 Corp.	49,443
4,744	[1]	SPSS, Inc.	194,694
3,715	[1]	Synchronoss Technologies, Inc.	135,077
8,411	[1]	VASCO Data Security International, Inc.	222,639

		TOTAL	1,201,724

		Specialty Chemicals--3.1%
3,313		Chemed Corp.	209,647
8,672	[1]	Hercules, Inc.	180,031
5,135		Koppers Holdings, Inc.	151,842

		TOTAL	541,520

		Specialty Machinery--1.4%
564	[1]	Stratasys, Inc.	24,822
3,711		Woodward Governor Co.	214,310

		TOTAL	239,132

		Specialty Retailing--0.1%
920	[1]	Conn’s, Inc.	23,340

		COMMON STOCKS--continued
		Surveillance-Detection--0.3%
2,635	[1]	Lo-Jack Corp.	$56,178

		Telecommunications Equipment & Services--4.4%
775		Adtran, Inc.	20,220
11,033	[1]	Arris Group, Inc.	163,509
6,862	[1]	C-COR Electronics, Inc.	92,294
2,918	[1]	CommScope, Inc.	158,827
4,319	[1]	Comtech Telecommunications Corp.	187,747
5,354	[1]	Dycom Industries, Inc.	149,644

		TOTAL	772,241

		Toys & Games--0.1%
876	[1]	Marvel Entertainment, Inc.	21,225

		Undesignated Consumer Cyclicals--5.1%
4,790	[1]	Blackboard, Inc.	211,862
2,097	[1]	Capella Education Co.	93,757
4,007		DeVRY, Inc.	129,827
612	[1]	PRA International	17,705
1,659	[1]	Parexel International Corp.	67,073
421		Strayer Education, Inc.	63,794
1,771	[1]	Sykes Enterprises, Inc.	29,647
4,609	[1]	TeleTech Holdings, Inc., Class A	135,182
3,155		Watson Wyatt & Co. Holdings	140,555

		TOTAL	889,402

		Undesignated Consumer Staples--0.2%
973	[1]	USANA, Inc.	39,270

		TOTAL COMMON STOCKS (IDENTIFIED COST $16,500,140)	17,090,189

		MUTUAL FUND--1.8%
317,904	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	317,904

		TOTAL INVESTMENTS-- 99.6% (IDENTIFIED COST $16,818,044)4	17,408,093

		OTHER ASSETS AND LIABILTIES -- NET--0.4%	70,682

		TOTAL NET ASSETS--100%	$17,478,775

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $16,830,661.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $317,904 of investments in an affiliated issuer (Note 5) (identified cost $16,818,044)		$17,408,093
Income receivable		1,743
Receivable for investments sold		460,160
Receivable for shares sold		478,519

TOTAL ASSETS		18,348,515

Liabilities:
Payable for investments purchased	$817,200
Payable for shares redeemed	7,960
Payable to bank	330
Payable for Directors’/Trustees’ fees	241
Payable for distribution services fee (Note 5)	579
Payable for shareholder services fee (Note 5)	676
Accrued expenses	42,754

TOTAL LIABILITIES		869,740

Net assets for 1,343,474 shares outstanding		$17,478,775

Net Assets Consist of:
Paid-in capital		$16,728,244
Net unrealized appreciation of investments		590,049
Accumulated net realized gain on investments		160,482

TOTAL NET ASSETS		$17,478,775

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($16,244,826 ÷ 1,247,445 shares outstanding), no par value, unlimited shares authorized		$13.02

Offering price per share		$13.02

Redemption proceeds per share		$13.02

Class A Shares:
Net asset value per share ($532,355 ÷ 41,100 shares outstanding), no par value, unlimited shares authorized		$12.95

Offering price per share (100/94.50 of $12.95)[1]		$13.70

Redemption proceeds per share		$12.95

Class C Shares:
Net asset value per share ($701,594 ÷ 54,929 shares outstanding), no par value, unlimited shares authorized		$12.77

Offering price per share		$12.77

Redemption proceeds per share (99.00/100 of $12.77)[1]		$12.64

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $2,293 received from an affiliated issuer (Note 5))			$22,391
Interest			3,132

TOTAL INCOME			25,523

Expenses:
Investment adviser fee (Note 5)		$59,891
Administrative personnel and services fee (Note 5)		230,037
Custodian fees		23,652
Transfer and dividend disbursing agent fees and expenses		47,616
Directors’/Trustees’ fees		225
Auditing fees		14,363
Legal fees		7,624
Portfolio accounting fees		74,199
Distribution services fee--Class A Shares (Note 5)		236
Distribution services fee--Class C Shares (Note 5)		4,051
Shareholder services fee--Class A Shares (Note 5)		654
Shareholder services fee--Class C Shares (Note 5)		892
Share registration costs		61,004
Printing and postage		18,732
Insurance premiums		6,086
Miscellaneous		3,102

TOTAL EXPENSES		552,364

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(59,891)
Waiver of administrative personnel and services fee (Note 5)	(106,394)
Waiver of transfer and dividend disbursing agent fees and expenses	(13,076)
Waiver of portfolio accounting fees	(21,438)
Reimbursement of other operating expenses (Note 5)	(268,027)

TOTAL WAIVERS AND REIMBURSEMENTS		(468,826)

Net expenses			83,538

Net investment income (loss)			(58,015)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			239,622
Net change in unrealized depreciation of investments			617,453

Net realized and unrealized gain on investments			857,075

Change in net assets resulting from operations			$799,060

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(58,015)	$(5,109)
Net realized gain (loss) on investments	239,622	(21,125)
Net change in unrealized appreciation/depreciation of investments	617,453	(27,404)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	799,060	(53,638)

Share Transactions:
Proceeds from sale of shares	16,603,113	954,007
Cost of shares redeemed	(655,023)	(168,744)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	15,948,090	785,263

Change in net assets	16,747,150	731,625

Net Assets:
Beginning of period	731,625	--

End of period	$17,478,775	$731,625

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	1,263,095	$15,852,998	33,093	$353,962
Shares redeemed	(37,007)	(478,571)	(11,736)	(133,278)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,226,088	$15,374,427	21,357	$220,684

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	38,516	$455,091	17,938	$198,850
Shares redeemed	(12,243)	(147,029)	(3,111)	(34,280)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	26,273	$308,062	14,827	$164,570

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	24,628	$295,024	33,176	$401,195
Shares redeemed	(2,775)	(29,423)	(100)	(1,186)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	21,853	$265,601	33,076	$400,009

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,274,214	$15,948,090	69,260	$785,263

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, there were no redemption fees.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains

$58,015	$(58,015)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$149,765

Undistributed long-term capital gain	$23,334

Net unrealized appreciation	$577,432

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $16,830,661. The net unrealized appreciation of investments for federal tax purposes was $577,432. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,265,902 and net unrealized depreciation from investments for those securities having an excess of cost over value of $688,470.

The Fund used capital loss carryforwards of $1,761 to offset taxable capital gains realized during the year ended July 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.15% of the Fund’s average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $59,856 and reimbursed $268,027 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 2.387% of average daily net assets of the Fund. FAS waived $106,394 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $3,751 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $374 in sales charges from the sale of Class A Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $35 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 are as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	2,121,581	1,803,677	317,904	$317,904	$2,293

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$23,896,517

Sales	$8,396,404

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP GROWTH FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: Ausust 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT SMALL CAP GROWTH FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund’s performance fell below the median of the relevant peer group for the one year period ending December 31, 2006. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R775
Cusip 31421R767

37313 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.61	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.13)[3]	(0.13)[3]
Net realized and unrealized gain on investments	2.54	0.74

TOTAL FROM INVESTMENT OPERATIONS	2.41	0.61

Net Asset Value, End of Period	$13.02	$10.61

Total Return[4]	22.71%	6.10%

Ratios to Average Net Assets:

Net expenses	1.50%	1.77%[5]

Net investment income (loss)	(1.03)%	(1.25)%[5]

Expense waiver/reimbursement[6]	5.58%	25.65%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$16,245	$227

Portfolio turnover	157%	157%

1 MDT Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual	$1,000	$1,117.60	$7.88

Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.36	$7.50

1 Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management’s Discussion of Fund Performance

The fund’s total return for the fiscal year ended July 31, 2007 was 22.71% for Institutional Shares.1 The total return of the Russell 2000® Growth Index was 16.83% for the same period.2 The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 2000® Growth Index. The total return of the Lipper Small-Cap Growth Funds Index was 19.51% for the same period.3

1 The fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Small Cap Growth Fund. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments can not be made directly in an index.

3 The Lipper Small-Cap Growth Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000 Index, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index4, which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index5 and the Russell 2000® Index,6 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index7 returning 19.24% as compared to 12.97% for the Russell 3000® Value Index.8

The best performing sectors during the reporting period in the Russell 3000® Index were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

FUND PERFORMANCE

The most positive contributor to the fund’s performance relative to the Russell 2000® Growth Index was its stock selection in the Industrials, Consumer Discretionary, Financials, and Health Care sectors. Additionally, the fund’s underweight in the Financial Services sector contributed positively to relative performance. The fund’s performance was negatively impacted by its stock selection in the Consumer Staples sector. The fund’s stock selection and underweight in the Information Technology sector also detracted from relative performance.

Individual stocks contributing to the fund’s out performance relative to the Russell 2000® Growth Index included: Crocs Inc., Chaparral Steel Co., Manitowoc Inc., Priceline.com Inc., and Wellcare Group Inc.

Individual stocks detracting from the fund’s performance relative to the Russell 2000® Growth Index included: Hansen National Corp., Aquantive Inc., EGL Inc., Daktronics Inc., and Logitech International.

4 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments can not be made directly in an index.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 69% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments can not be made directly in an index.

6 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments can not be made directly in an index.

7 The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments can not be made directly in an index.

8 The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments can not be made directly in an index.

GROWTH OF A $25,000 INVESTMENT -- INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,0001 in the Federated MDT Small Cap Growth Fund (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000® Growth Index2 and the Lipper Small-Cap Growth Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	22.71%

Start of Performance (9/15/2005)	15.10%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000® Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The Russell 2000® Growth Index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Software Packaged/Custom	6.9%

Undesignated Consumer Cyclicals	5.1%

Defense Aerospace	4.7%

Clothing Stores	4.4%

Telecommunications Equipment & Services	4.4%

Medical Supplies	3.5%

Specialty Chemicals	3.1%

Financial Services	3.0%

Shoes	2.7%

Industrial Machinery	2.5%

Oil Service, Explore & Drill	2.2%

Defense Electronics	2.1%

Electric & Electrical Original Equipment Manufacturers	1.9%

Electrical Equipment	1.9%

Food Wholesaling	1.9%

Metal Containers	1.8%

Computer Peripherals	1.7%

Restaurant	1.6%

Building Materials	1.4%

Contracting	1.4%

Specialty Machinery	1.4%

Miscellaneous Machinery	1.3%

Motion Pictures	1.3%

Printing	1.3%

Home Products	1.2%

Medical Technology	1.2%

Offshore Driller	1.2%

Personnel Agency	1.2%

Railroad	1.2%

Services to Medical Professionals	1.2%

Cement	1.1%

Furniture	1.1%

Household Appliances	1.1%

Internet Services	1.1%

Metal Fabrication	1.1%

Oil Well Supply	1.1%

Electronic Instruments	1.0%

Generic Drugs	1.0%

Office Supplies	1.0%

Semiconductor Manufacturing	1.0%

Other[2]	16.5%

Cash Equivalents[3]	1.8%

Other Assets and Liabilities -- Net[4]	0.4%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--97.8%
		Advertising--0.2%
2,243	[1]	Greenfield Online, Inc.	$36,426

		Agricultural Chemicals--0.8%
5,222		UAP Holding Corp.	141,882

		Apparel--0.5%
952	[1]	Carter’s, Inc.	20,154
3,658	[1]	Maidenform Brands, Inc.	65,771

		TOTAL	85,925

		Auto Original Equipment Manufacturers--0.7%
3,906		Sun Hydraulics Corp.	116,086

		Beer--0.7%
2,925	[1]	The Boston Beer Co., Inc., Class A	119,223

		Biotechnology--0.8%
2,054	[1]	Air Methods Corp.	78,257
1,032	[1]	LifeCell Corp.	31,672
1,343	[1]	PharmaNet Development Group, Inc.	37,604

		TOTAL	147,533

		Building Materials--1.4%
703		Aaon, Inc.	21,027
5,425		Apogee Enterprises, Inc.	139,748
2,609	[1]	Drew Industries, Inc.	90,741

		TOTAL	251,516

		Cellular Communications--0.2%
1,248	[1]	USA Mobility, Inc.	29,790

		Cement--1.1%
3,610	[1]	Astec Industries, Inc.	188,334

		Clothing Stores--4.4%
3,469	[1]	Aeropostale, Inc.	132,100
3,490		Buckle, Inc.	121,975
2,845	[1]	Dress Barn, Inc.	51,751
6,422	[1]	Fossil, Inc.	164,082
4,297	[1]	Gymboree Corp.	184,986
800	[1]	Heelys, Inc.	17,520
2,569	[1]	Jos A. Bank Clothiers, Inc.	88,630

		TOTAL	761,044

		COMMON STOCKS--continued
		Computer Networking--0.7%
4,471	[1]	FalconStor Software, Inc.	$46,454
1,740	[1]	NetScout Systems, Inc.	16,895
3,610	[1]	Radiant Systems, Inc.	50,179

		TOTAL	113,528

		Computer Peripherals--1.7%
5,837	[1]	Nuance Communications, Inc.	96,194
288	[1]	Rimage Corp.	6,924
5,478	[1]	Synaptics, Inc.	192,387

		TOTAL	295,505

		Computer Services--0.2%
1,555	[1]	Manhattan Associates, Inc.	43,338

		Construction Machinery--0.5%
1,070		Manitowoc, Inc.	83,107

		Contracting--1.4%
3,564	[1]	Perini Corp.	218,865
393		Team, Inc.	18,475

		TOTAL	237,340

		Cosmetics & Toiletries--0.8%
2,411	[1]	Chattem, Inc.	135,402
418		Inter Parfums, Inc.	9,158

		TOTAL	144,560

		Defense Aerospace--4.7%
12,825	[1]	GenCorp, Inc.	151,591
1,561	[1]	Orbital Sciences Corp.	33,078
4,908	[1]	Teledyne Technologies, Inc.	217,768
4,603	[1]	TransDigm Group, Inc.	189,644
3,078		Triumph Group, Inc.	234,574

		TOTAL	826,655

		Defense Electronics--2.1%
4,086	[1]	FLIR Systems, Inc.	178,354
3,035		United Industrial Corp.	191,691

		TOTAL	370,045

		Drug Stores--0.8%
2,903		Longs Drug Stores Corp.	140,389

		Electric & Electrical Original Equipment Manufacturers--1.9%
5,039		Cubic Corp.	138,724
2,464	[1]	General Cable Corp.	195,888

		TOTAL	334,612

		COMMON STOCKS--continued
		Electrical Equipment--1.9%
11,140	[1]	GrafTech International Ltd.	$172,559
6,090	[1]	Houston Wire & Cable Co.	156,939

		TOTAL	329,498

		Electrical - Radio & TV--0.2%
1,167	[1]	Universal Electronics, Inc.	41,125

		Electronic Instruments--1.0%
1,810	[1]	Advanced Analogic Technologies, Inc.	16,073
3,020	[1]	FEI Co.	86,614
1,710	[1]	Hittite Microwave Corp.	68,776

		TOTAL	171,463

		Ethical Drugs--0.8%
6,290	[1]	Sciele Pharma, Inc.	145,865

		Financial Services--3.0%
3,650		Deluxe Corp.	137,824
2,133	[1]	GFI Group, Inc.	158,951
1,969		Greenhill & Co., Inc.	114,202
755	[1]	Huron Consulting Group, Inc.	51,287
1,299	[1]	Portfolio Recovery Associates, Inc.	67,873

		TOTAL	530,137

		Food Wholesaling--1.9%
3,763		Nash Finch Co.	151,536
7,039		Winn-Dixie Stores, Inc.	188,012

		TOTAL	339,548

		Furniture--1.1%
6,189		Tempur-Pedic International, Inc.	192,787

		Generic Drugs--1.0%
9,022		Perrigo Co.	168,260

		Home Health Care--0.5%
434	[1]	Apria Healthcare Group, Inc.	11,379
664	[1]	Wellcare Health Plans, Inc.	67,237

		TOTAL	78,616

		Home Products--1.2%
8,080		Tupperware Brands Corp.	210,161

		Household Appliances--1.1%
7,834	[1]	Goodman Global, Inc.	188,956

		COMMON STOCKS--continued
		Industrial Machinery--2.5%
3,411		Actuant Corp.	$208,003
525	[1]	Columbus McKinnon Corp.	13,466
2,734		Valmont Industries, Inc.	206,663

		TOTAL	428,132

		Insurance Brokerage--0.5%
2,191		Life Partners Holdings, Inc.	94,585

		International Bank--0.3%
1,313		Preferred Bank Los Angeles, CA	50,419

		Internet Services--1.1%
2,527	[1]	Priceline.com, Inc.	161,223
1,318	[1]	Shutterfly, Inc.	33,938

		TOTAL	195,161

		Machine Tools--0.8%
3,245	[1]	AZZ, Inc.	115,197
943	[1]	Flotek Industries, Inc.	28,045

		TOTAL	143,242

		Machined Parts Original Equipment Manufacturers--0.4%
2,185		Applied Industrial Technologies, Inc.	62,032

		Maritime--0.6%
3,658		Horizon Lines, Inc., Class A	105,570

		Medical Supplies--3.5%
3,682	[1]	Align Technology, Inc.	96,100
3,100	[1]	Emergency Medical Services Corp., Class A	120,931
3,072	[1]	Kyphon, Inc.	201,585
894	[1]	NuVasive, Inc.	25,640
2,809	[1]	Obagi Medical Products, Inc.	47,556
2,560		West Pharmaceutical Services, Inc.	118,477

		TOTAL	610,289

		Medical Technology--1.2%
5,768	[1]	Greatbatch Technologies, Inc.	178,981
1,221	[1]	MEDTOX Scientific, Inc.	23,932

		TOTAL	202,913

		Metal Containers--1.8%
857		Greif, Inc., Class A	47,135
4,087	[1]	Mobile Mini, Inc.	116,766
2,913		Silgan Holdings, Inc.	150,369

		TOTAL	314,270

		COMMON STOCKS--continued
		Metal Fabrication--1.1%
2,686		Barnes Group, Inc.	$83,803
2,628		Dynamic Materials Corp.	110,560

		TOTAL	194,363

		Miscellaneous Components--0.1%
845	[1]	Atheros Communications	23,559

		Miscellaneous Machinery--1.3%
4,746		Curtiss Wright Corp.	206,783
267		Regal Beloit Corp.	13,542

		TOTAL	220,325

		Motion Pictures--1.3%
9,388	[1]	Macrovision Corp.	223,247

		Multi-Industry Capital Goods--0.3%
784	[1]	Ceradyne, Inc.	58,510

		Multi-Industry Transportation--0.9%
4,859	[1]	Hub Group, Inc.	165,303

		Office Furniture--0.3%
2,378		Knoll, Inc.	47,108

		Office Supplies--1.0%
2,868	[1]	United Stationers, Inc.	182,806

		Offshore Driller--1.2%
3,382	[1]	Bristow Group, Inc.	160,408
657	[1]	Hornbeck Offshore Services, Inc.	28,284
520	[1]	Oceaneering International, Inc.	29,203

		TOTAL	217,895

		Oil Service, Explore & Drill--2.2%
1,819	[1]	Dawson Geophysical Co.	99,336
642	[1]	McDermott International, Inc.	53,247
1,181	[1]	Parker Drilling Co.	11,125
3,459	[1]	W-H Energy Services, Inc.	221,653

		TOTAL	385,361

		Oil Well Supply--1.1%
4,319	[1]	Oil States International, Inc.	188,913

		Optical Reading Equipment--0.4%
2,349	[1]	ScanSource, Inc.	63,024

		Other Communications Equipment--0.8%
5,113	[1]	Netgear, Inc.	141,426

		Other Computer Hardware--0.3%
3,890	[1]	Smart Modular Technologies (WWH), Inc.	47,808

		COMMON STOCKS--continued
		Personal Loans--0.4%
334		Cash America International, Inc.	$12,231
2,427	[1]	Ezcorp, Inc., Class A	29,221
939	[1]	World Acceptance Corp.	30,226

		TOTAL	71,678

		Personnel Agency--1.2%
474		Barrett Business Services, Inc.	11,964
8,186	[1]	Labor Ready, Inc.	192,862

		TOTAL	204,826

		Pollution Control--0.5%
1,535		American Ecology, Inc.	31,283
1,506		Waste Holdings, Inc.	48,087

		TOTAL	79,370

		Printing--1.3%
3,579	[1]	Cenveo, Inc.	75,195
1,868	[1]	Consolidated Graphics, Inc.	123,120
2,433	[1]	Valassis Communications, Inc.	28,880

		TOTAL	227,195

		Property Liability Insurance--0.2%
1,451		National Interstate Corp.	37,000

		Railroad--1.2%
5,113		Wabtec Corp.	208,815

		Recreational Goods--0.1%
1,267	[1]	Smith & Wesson Holding Corp.	23,820

		Recreational Vehicles--0.1%
375		Polaris Industries, Inc., Class A	18,510

		Regional Bank--0.3%
417		City Bank Lynwood, WA	10,166
914	[1]	SVB Financial Group	48,150

		TOTAL	58,316

		Restaurant--1.6%
4,427	[1]	Buffalo Wild Wings, Inc.	191,335
562	[1]	Chipotle Mexican Grill, Inc.	49,647
880	[1]	Red Robin Gourmet Burgers	33,942

		TOTAL	274,924

		Securities Brokerage--0.1%
425	[1]	Investment Technology Group, Inc.	16,983

		COMMON STOCKS--continued
		Semiconductor Manufacturing--1.0%
4,521	[1]	NetLogic Microsystems, Inc.	$137,800
709	[1]	Plexus Corp.	17,193
722	[1]	Silicon Laboratories, Inc.	25,147

		TOTAL	180,140

		Services to Medical Professionals--1.2%
2,336	[1]	American Dental Partners, Inc.	59,965
6,831	[1]	Nighthawk Radiology Holdings, Inc.	140,924

		TOTAL	200,889

		Shoes--2.7%
4,046	[1]	Crocs, Inc.	240,009
2,171	[1]	Deckers Outdoor Corp.	223,830
382		Wolverine World Wide, Inc.	10,337

		TOTAL	474,176

		Software Packaged/Custom--6.9%
3,825	[1]	Blue Coat Systems, Inc.	186,392
2,176	[1]	COMSYS IT Partners, Inc.	39,516
4,239	[1]	Double-Take Software, Inc.	64,687
4,086	[1]	Epicor Software Corp.	53,363
14,992	[1]	Informatica Corp.	208,988
788	[1]	Omniture, Inc.	18,006
956	[1]	Progress Software Corp.	28,919
6,801	[1]	S1 Corp.	49,443
4,744	[1]	SPSS, Inc.	194,694
3,715	[1]	Synchronoss Technologies, Inc.	135,077
8,411	[1]	VASCO Data Security International, Inc.	222,639

		TOTAL	1,201,724

		Specialty Chemicals--3.1%
3,313		Chemed Corp.	209,647
8,672	[1]	Hercules, Inc.	180,031
5,135		Koppers Holdings, Inc.	151,842

		TOTAL	541,520

		Specialty Machinery--1.4%
564	[1]	Stratasys, Inc.	24,822
3,711		Woodward Governor Co.	214,310

		TOTAL	239,132

		Specialty Retailing--0.1%
920	[1]	Conn’s, Inc.	23,340

		COMMON STOCKS--continued
		Surveillance-Detection--0.3%
2,635	[1]	Lo-Jack Corp.	$56,178

		Telecommunications Equipment & Services--4.4%
775		Adtran, Inc.	20,220
11,033	[1]	Arris Group, Inc.	163,509
6,862	[1]	C-COR Electronics, Inc.	92,294
2,918	[1]	CommScope, Inc.	158,827
4,319	[1]	Comtech Telecommunications Corp.	187,747
5,354	[1]	Dycom Industries, Inc.	149,644

		TOTAL	772,241

		Toys & Games--0.1%
876	[1]	Marvel Entertainment, Inc.	21,225

		Undesignated Consumer Cyclicals--5.1%
4,790	[1]	Blackboard, Inc.	211,862
2,097	[1]	Capella Education Co.	93,757
4,007		DeVRY, Inc.	129,827
612	[1]	PRA International	17,705
1,659	[1]	Parexel International Corp.	67,073
421		Strayer Education, Inc.	63,794
1,771	[1]	Sykes Enterprises, Inc.	29,647
4,609	[1]	TeleTech Holdings, Inc., Class A	135,182
3,155		Watson Wyatt & Co. Holdings	140,555

		TOTAL	889,402

		Undesignated Consumer Staples--0.2%
973	[1]	USANA, Inc.	39,270

		TOTAL COMMON STOCKS (IDENTIFIED COST $16,500,140)	17,090,189

		MUTUAL FUND--1.8%
317,904	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	317,904

		TOTAL INVESTMENTS--99.6% (IDENTIFIED COST $16,818,044)[4]	17,408,093

		OTHER ASSETS AND LIABILTIES--NET--0.4%	70,682

		TOTAL NET ASSETS--100%	$17,478,775

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $16,830,661.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $317,904 of investments in an affiliated issuer (Note 5) (identified cost $16,818,044)		$17,408,093
Income receivable		1,743
Receivable for investments sold		460,160
Receivable for shares sold		478,519

TOTAL ASSETS		18,348,515

Liabilities:
Payable for investments purchased	$817,200
Payable for shares redeemed	7,960
Payable to bank	330
Payable for Directors’/Trustees’ fees	241
Payable for distribution services fee (Note 5)	579
Payable for shareholder services fee (Note 5)	676
Accrued expenses	42,754

TOTAL LIABILITIES		869,740

Net assets for 1,343,474 shares outstanding		$17,478,775

Net Assets Consist of:
Paid-in capital		$16,728,244
Net unrealized appreciation of investments		590,049
Accumulated net realized gain on investments		160,482

TOTAL NET ASSETS		$17,478,775

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($16,244,826 ÷ 1,247,445 shares outstanding), no par value, unlimited shares authorized		$13.02

Offering price per share		$13.02

Redemption proceeds per share		$13.02

Class A Shares:
Net asset value per share ($532,355 ÷ 41,100 shares outstanding), no par value, unlimited shares authorized		$12.95

Offering price per share (100/94.50 of $12.95)[1]		$13.70

Redemption proceeds per share		$12.95

Class C Shares:
Net asset value per share ($701,594 ÷ 54,929 shares outstanding), no par value, unlimited shares authorized		$12.77

Offering price per share		$12.77

Redemption proceeds per share (99.00/100 of $12.77)[1]		$12.64

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $2,293 received from an affiliated issuer (Note 5))			$22,391
Interest			3,132

TOTAL INCOME			25,523

Expenses:
Investment adviser fee (Note 5)		$59,891
Administrative personnel and services fee (Note 5)		230,037
Custodian fees		23,652
Transfer and dividend disbursing agent fees and expenses		47,616
Directors’/Trustees’ fees		225
Auditing fees		14,363
Legal fees		7,624
Portfolio accounting fees		74,199
Distribution services fee--Class A Shares (Note 5)		236
Distribution services fee--Class C Shares (Note 5)		4,051
Shareholder services fee--Class A Shares (Note 5)		654
Shareholder services fee--Class C Shares (Note 5)		892
Share registration costs		61,004
Printing and postage		18,732
Insurance premiums		6,086
Miscellaneous		3,102

TOTAL EXPENSES		552,364

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(59,891)
Waiver of administrative personnel and services fee (Note 5)	(106,394)
Waiver of transfer and dividend disbursing agent fees and expenses	(13,076)
Waiver of portfolio accounting fees	(21,438)
Reimbursement of other operating expenses (Note 5)	(268,027)

TOTAL WAIVERS AND REIMBURSEMENTS		(468,826)

Net expenses			83,538

Net investment income (loss)			(58,015)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			239,622
Net change in unrealized depreciation of investments			617,453

Net realized and unrealized gain on investments			857,075

Change in net assets resulting from operations			$799,060

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(58,015)	$(5,109)
Net realized gain (loss) on investments	239,622	(21,125)
Net change in unrealized appreciation/depreciation of investments	617,453	(27,404)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	799,060	(53,638)

Share Transactions:
Proceeds from sale of shares	16,603,113	954,007
Cost of shares redeemed	(655,023)	(168,744)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	15,948,090	785,263

Change in net assets	16,747,150	731,625

Net Assets:
Beginning of period	731,625	--

End of period	$17,478,775	$731,625

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	1,263,095	$15,852,998	33,093	$353,962
Shares redeemed	(37,007)	(478,571)	(11,736)	(133,278)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,226,088	$15,374,427	21,357	$220,684

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	38,516	$455,091	17,938	$198,850
Shares redeemed	(12,243)	(147,029)	(3,111)	(34,280)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	26,273	$308,062	14,827	$164,570

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	24,628	$295,024	33,176	$401,195
Shares redeemed	(2,775)	(29,423)	(100)	(1,186)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	21,853	$265,601	33,076	$400,009

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,274,214	$15,948,090	69,260	$785,263

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, there were no redemption fees.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains

$58,015	$(58,015)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$149,765

Undistributed long-term capital gain	$23,334

Net unrealized appreciation	$577,432

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $16,830,661. The net unrealized appreciation of investments for federal tax purposes was $577,432. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,265,902 and net unrealized depreciation from investments for those securities having an excess of cost over value of $688,470.

The Fund used capital loss carryforwards of $1,761 to offset taxable capital gains realized during the year ended July 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.15% of the Fund’s average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $59,856 and reimbursed $268,027 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 2.387% of average daily net assets of the Fund. FAS waived $106,394 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribtuion expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $3,751 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $374 in sales charges from the sale of Class A Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $35 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 are as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	2,121,581	1,803,677	317,904	$317,904	$2,293

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$23,896,517

Sales	$8,396,404

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP GROWTH FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: Ausust 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT SMALL CAP GROWTH FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund’s performance fell below the median of the relevant peer group for the one year period ending December 31, 2006. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.
(Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R759

37315 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Value Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period:	$10.61	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.05)[3]	(0.07)[3]
Net realized and unrealized gain on investments	0.81	0.68

TOTAL FROM INVESTMENT OPERATIONS	0.76	0.61

Net Asset Value, End of Period	$11.37	$10.61

Total Return[4]	7.16%	6.10%

Ratios to Average Net Assets:

Net expenses	1.75%	2.00%[5]

Net investment income (loss)	(0.44)%	(0.59)%[5]

Expense waiver/reimbursement[6]	4.45%	34.07%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$2,950	$699

Portfolio turnover	240%	124%

1 MDT Small Cap Value Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Value Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.54	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.14)[3]	(0.15)[3]
Net realized and unrealized gain on investments	0.81	0.69

TOTAL FROM INVESTMENT OPERATIONS	0.67	0.54

Net Asset Value, End of Period	$11.21	$10.54

Total Return[4]	6.36%	5.40%

Ratios to Average Net Assets:

Net expenses	2.50%	2.75%[5]

Net investment income (loss)	(1.20)%	(1.34)%[5]

Expense waiver/reimbursement[6]	4.06%	34.07%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$951	$51

Portfolio turnover	240%	124%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual:

Class A Shares	$1,000	$981.90	$8.60

Class C Shares	$1,000	$978.20	$12.26

Hypothetical (assuming a 5% return before expenses):

Class A Shares	$1,000	$1,016.12	$8.75

Class C Shares	$1,000	$1,012.40	$12.47

1 Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.75%

Class C Shares	2.50%

Management’s Discussion of Fund Performance

The fund's total return for the fiscal year ended July 31, 2007 was 7.16% for Class A Shares and 6.36% for Class C Shares.1 The total return of the Russell 2000® Value Index2 (Russell 2000® Value) was 7.67% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 2000® Value. The total return of the Lipper Small-Cap Value Funds Index3 was 13.52% for the same period.

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000® Index,4 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index,5 which exceeded the 15.48% and 12.12% results for

1 The fund is the successor to the MDT Small Cap Value Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Small Cap Value Fund. Small Company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager’s opportunity set. The index is unmanaged and investments can not be made directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

4 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

5 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time, and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

the Russell Top 200® Index6 and the Russell 2000® Index,7 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index8 returning 19.24% as compared to 12.97% for the Russell 3000® Value Index.9

The best performing sectors during the reporting period in the Russell 3000® Index were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

Fund Performance

The most significant contributors to the fund’s performance relative to the Russell 2000® Value were its overweight in the Industrials and Materials sectors and its stock selection in the Financials sector. Stock selection in the Consumer Discretionary sector also provided a modest contribution to relative performance. The fund was negatively impacted by its stock selection in the Information Technology sector. The fund’s underweight in this sector also detracted moderately from relative performance.

Individual stocks contributing to the fund’s performance relative to the Russell 2000® Value included: Belden CDT Inc., Cleveland Cliffs Inc., Warnaco Group Inc., Greif Inc., and NBTY Inc.

Individual stocks detracting from the fund’s performance relative to the Russell 2000® Value included: Amerco, EGL Inc., USEC Inc., RPC Inc., and Houston Exploration Co.

6 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

7 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments can not be made directly in an index.

8 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments can not be made directly in an index.

9 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments can not be made directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Value Fund (Class A Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000 Value Index (Russell 2000 Value)2 and the Lipper Small-Cap Value Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	1.25%

Start of Performance (9/15/2005)	3.91%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Value and the Lipper Small-Cap Value Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000 Value Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Value Fund (Class C Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000 Value Index (Russell 2000 Value)2 and the Lipper Small-Cap Value Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	5.36%

Start of Performance (9/15/2005)	6.28%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemptions less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Value and the Lipper Small-Cap Value Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000 Value Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Regional Bank	12.9%

Property Liability Insurance	7.5%

Electric Utility	6.8%

Multi-Line Insurance	5.9%

Gas Distributor	3.4%

Crude Oil & Gas Production	3.2%

Savings & Loan	2.8%

Specialty Retailing	2.8%

Life Insurance	2.5%

Oil Refiner	2.1%

Insurance Brokerage	2.0%

Metal Fabrication	1.7%

Auto Rentals	1.6%

Oil Service, Explore & Drill	1.6%

Maritime	1.4%

Paper Products	1.4%

Undesignated Consumer Cyclicals	1.4%

Specialty Machinery	1.3%

Telecommunication Equipment & Services	1.3%

Agricultural Chemicals	1.2%

Personal Loans	1.2%

Miscellaneous Components	1.1%

Other[2]	32.0%

Cash Equivalents[3]	1.1%

Other Assets and Liabilities--Net[4]	(0.2)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--99.1%
		Advertising--0.1%
642	[1]	Greenfield Online, Inc.	$10,426

		Agricultural Chemicals--1.2%
447		CF Industries Holdings, Inc.	25,694
6,366	[1]	Terra Industries, Inc.	156,158

		TOTAL	181,852

		Agricultural Machinery--0.3%
840	[1]	Gehl Co.	21,487
641		Lindsay Corp.	26,063

		TOTAL	47,550

		Airline - National--0.4%
1,203	[1]	Atlas Air Worldwide Holdings, Inc.	65,215

		Airline - Regional--0.3%
2,452	[1]	Republic Airways Holdings, Inc.	47,299

		Apparel--1.0%
4,127	[1]	Warnaco Group, Inc.	149,026

		Auto Original Equipment Manufacturers--0.7%
3,935		American Axle & Manufacturing Holdings, Inc.	95,227
446		Sun Hydraulics Corp.	13,255

		TOTAL	108,482

		Auto Rentals--1.6%
3,298	[1]	AMERCO	210,577
806	[1]	Dollar Thrifty Automotive Group	29,758

		TOTAL	240,335

		Biotechnology--0.4%
2,481	[1]	Emergent Biosolutions, Inc.	23,048
604	[1]	PharmaNet Development Group, Inc.	16,912
1,498	[1]	Regeneration Technologies, Inc.	16,059

		TOTAL	56,019

		Book Publishing--0.5%
2,397	[1]	Scholastic Corp.	77,135

		Cellular Communications--0.5%
3,132	[1]	USA Mobility, Inc.	74,761

		Clothing Stores--0.3%
1,576	[1]	Fossil, Inc.	40,267

		COMMON STOCKS--continued
		Computer Services--0.7%
5,447	[1]	Synnex Corp.	$110,683

		Computer Stores--0.4%
2,839	[1]	Insight Enterprises, Inc.	64,048

		Construction Machinery--0.9%
1,763		Manitowoc, Inc.	136,932

		Contracting--0.8%
1,397	[1]	Emcor Group, Inc.	50,152
94		Granite Construction, Inc.	6,109
3,045	[1]	ICF International, Inc.	62,940

		TOTAL	119,201

		Crude Oil & Gas Production--3.2%
941		Berry Petroleum Co., Class A	35,015
7,960	[1]	Rosetta Resources, Inc.	143,360
5,574	[1]	Stone Energy Corp.	181,155
3,019	[1]	Swift Energy Co.	129,032

		TOTAL	488,562

		Defense Aerospace--0.6%
1,599	[1]	LMI Aerospace, Inc.	35,450
238	[1]	TransDigm Group, Inc.	9,806
647		Triumph Group, Inc.	49,308

		TOTAL	94,564

		Defense Electronics--0.8%
2,594		EDO Corp.	85,732
2,550	[1]	Herley Industries, Inc.	36,235

		TOTAL	121,967

		Discount Department Stores--0.2%
2,287		Freds, Inc., Class A	27,147

		Diversified Leisure--0.3%
987	[1]	Coinstar, Inc.	30,617
2,288	[1]	Six Flags, Inc.	8,717

		TOTAL	39,334

		Drug Stores--0.8%
2,374		Longs Drug Stores Corp.	114,807

		Electric & Electronic Original Equipment Manufacturers--0.2%
961		Cubic Corp.	26,456

		COMMON STOCKS--continued
		Electric Utility--6.8%
4,636		Allete, Inc.	$203,242
3,086		Avista Corp.	61,165
374		Black Hills Corp.	13,950
4,607		Cleco Corp.	109,416
2,808	[1]	El Paso Electric Co.	65,342
2,090		Empire Distribution Electric Co.	45,332
1,474		Idacorp, Inc.	45,635
5,370		PNM Resources, Inc.	138,707
7,635		Portland General Electric Co.	205,458
1,231		UIL Holdings Corp.	36,413
3,154		UniSource Energy Corp.	95,976

		TOTAL	1,020,636

		Electrical Equipment--0.9%
586		Robbins & Myers, Inc.	30,900
2,013		Smith (A.O.) Corp.	97,731

		TOTAL	128,631

		Electronic Components--0.1%
1,389		Methode Electronics, Inc., Class A	22,460

		Electronic Instruments--0.4%
737		Analogic Corp.	48,929
249	[1]	Axsys Technologies, Inc.	7,296

		TOTAL	56,225

		Financial Services--0.9%
2,997	[1]	CompuCredit Corp.	78,671
727		Deluxe Corp.	27,452
1,605		Lakeland Financial Corp.	36,417
2		Security Bank Corp.	28

		TOTAL	142,568

		Food Wholesaling--0.2%
685		Nash Finch Co.	27,585

		Gas Distributor--3.4%
1,146		Atmos Energy Corp.	32,168
2,641		Laclede Group, Inc.	78,042
1,902		NICOR, Inc.	74,958
260		New Jersey Resources Corp.	12,220
828		Northwest Natural Gas Co.	34,503
		COMMON STOCKS--continued
		Gas Distributor--continued
6,159		Southwest Gas Corp.	$191,422
2,810		WGL Holdings, Inc.	84,131

		TOTAL	507,444

		Generic Drugs--0.8%
6,361		Perrigo Co.	118,633

		Greeting Cards--0.5%
3,005		American Greetings Corp., Class A	74,314

		Grocery Chain--0.4%
2,160		Ruddick Corp.	60,048

		Home Health Care--0.1%
270	[1]	Amerigroup Corp.	7,474

		Household Appliances--0.5%
3,118	[1]	Goodman Global, Inc.	75,206

		Insurance Brokerage--2.0%
5,274	[1]	AmTrust Financial Services, Inc.	77,370
6,410		Odyssey Re Holdings Corp.	225,632

		TOTAL	303,002

		International Bank--0.2%
713		Preferred Bank Los Angeles, CA	27,379

		Internet Services--0.4%
2,336	[1]	Keynote Systems, Inc.	35,017
4,185	[1]	RealNetworks, Inc.	29,797

		TOTAL	64,814

		Leasing--0.8%
4,046		Financial Federal Corp.	114,704

		Life Insurance--2.5%
5,068		Delphi Financial Group, Inc., Class A	203,582
13,187		Phoenix Cos., Inc.	181,848

		TOTAL	385,430

		Major Steel Producer--0.4%
2,043		Ryerson, Inc.	65,560

		Maritime--1.4%
1,039		Eagle Bulk Shipping, Inc.	27,346
3,278	[1]	Genco Shipping & Trading Ltd.	184,650

		TOTAL	211,996

		Metal Containers--0.2%
480		Greif Brothers Corp., Class A	26,400

		COMMON STOCKS--continued
		Metal Fabrication--1.7%
880		Olympic Steel, Inc.	$23,118
11,347		Worthington Industries, Inc.	234,883

		TOTAL	258,001

		Mini-Mill Producer--0.9%
75		Commercial Metals Corp.	2,313
118		Quanex Corp.	5,317
2,355		Schnitzer Steel Industries, Inc., Class A	127,617

		TOTAL	135,247

		Miscellaneous Components--1.1%
1,134	[1]	Cree, Inc.	29,053
1,839	[1]	MKS Instruments, Inc.	41,745
5,151	[1]	Zoran Corp.	97,096

		TOTAL	167,894

		Miscellaneous Food Products--0.8%
4,756		Fresh Del Monte Produce, Inc.	121,991

		Miscellaneous Machinery--0.5%
1,780		Curtiss Wright Corp.	77,555

		Miscellaneous Metals--0.9%
2,265		Metal Management, Inc.	95,153
2,569	[1]	USEC, Inc.	43,134

		TOTAL	138,287

		Multi-Industry Basic--0.7%
4,978		Olin Corp.	103,891

		Multi-Line Insurance--5.9%
2,293	[1]	Amerisafe, Inc.	38,477
2,784		EMC Insurance Group, Inc.	68,570
3,740		FBL Financial Group, Inc., Class A	131,611
1,892	[1]	FPIC Insurance Group, Inc.	65,804
2,273		Harleysville Group, Inc.	63,667
2,199		Infinity Property & Casualty	96,844
2,833		Midland Co.	134,624
1,572	[1]	Navigators Group, Inc.	82,231
2,111		Safety Insurance Group, Inc.	70,296
3,533		Zenith National Insurance Corp.	142,592

		TOTAL	894,716

		Mutual Fund Adviser--0.1%
333		GAMCO Investors, Inc., Class A	17,296

		COMMON STOCKS--continued
		Natural Gas Production--0.2%
2,105	[1]	Natural Gas Services Group, Inc.	$31,175

		Office Supplies--0.7%
1,604	[1]	United Stationers, Inc.	102,239

		Offshore Driller--0.9%
3,023	[1]	Hornbeck Offshore Services, Inc.	130,140

		Oil Refiner--2.1%
3,949		Alon USA Energy, Inc.	140,861
6,784		Delek US Holdings, Inc.	179,640

		TOTAL	320,501

		Oil Service, Explore & Drill--1.6%
368	[1]	Dawson Geophysical Co.	20,096
2,514	[1]	Edge Petroleum Corp.	31,199
4,598	[1]	Grey Wolf, Inc.	34,071
3,245	[1]	Gulfmark Offshore, Inc.	152,450

		TOTAL	237,816

		Other Communications Equipment--0.6%
2,489	[1]	Superior Essex, Inc.	86,742

		Other Steel Producer--0.2%
751	[1]	Northwest Pipe Co.	25,241

		Paint & Related Materials--0.2%
1,187		Fuller (H.B.) Co.	32,797

		Paper Products--1.4%
1,408	[1]	Buckeye Technologies, Inc.	21,585
2,269		Neenah Paper, Inc.	87,878
3,454		Rock-Tenn Co., Class A	106,107

		TOTAL	215,570

		Personal Loans--1.2%
1,411		ASTA Funding, Inc.	50,909
5,008		Advanta Corp., Class B	128,505

		TOTAL	179,414

		Personnel Agency--0.9%
2,098		CDI Corp.	59,352
1,291		Maximus, Inc.	53,951
3,089	[1]	Spherion Corp.	27,276

		TOTAL	140,579

		Pollution Control--0.4%
1,598		CLARCOR, Inc.	55,594

		COMMON STOCKS--continued
		Poultry Products--0.7%
2,791		Sanderson Farms, Inc.	$111,277

		Printing--0.2%
1,270		Bowne & Co., Inc.	22,022

		Property Liability Insurance--7.5%
2,722	[1]	American Physicians Capital, Inc.	103,218
3,051	[1]	CNA Surety Corp.	51,562
1,596	[1]	First Mercury Financial Corp.	31,569
4,581		Horace Mann Educators Corp.	81,679
2,006	[1]	Meadowbrook Insurance Group, Inc.	18,014
1,602		National Interstate Corp.	40,851
1,859		Nymagic, Inc.	67,630
4,331	[1]	ProAssurance Corp.	213,865
5,637		RLI Corp.	326,946
3,714	[1]	Seabright Insurance Holdings, Inc.	67,335
612		Selective Insurance Group, Inc.	12,558
3,236		United Fire & Casualty Co.	111,383

		TOTAL	1,126,610

		Railroad--0.2%
1,433	[1]	Genesee & Wyoming, Inc., Class A	36,756

		Recreational Goods--0.5%
3,638		Callaway Golf Co.	59,045
578	[1]	Steinway Musical Instruments, Inc.	19,346

		TOTAL	78,391

		Regional Bank--12.9%
779		Alabama National Bancorp	41,575
1,149		Arrow Financial Corp.	23,612
997		BancFirst Corp.	40,289
9,169		Bancorpsouth, Inc.	214,096
4,262		Central Pacific Financial Corp.	120,231
1,676		City Bank Lynwood, WA	40,861
1,025		City Holding Co.	33,671
1,013		Columbia Banking Systems, Inc.	25,730
3,004		Community Bank System, Inc.	54,042
1,239		Community Trust Bancorp, Inc.	35,535
2,718		First Commonwealth Financial Corp., PA	25,767
1,329		First Financial Bancorp	16,254
1,379		First Merchants Corp.	27,925
2,010		First State Bancorporation	34,693
		COMMON STOCKS--continued
		Regional Bank--continued
9,156		FirstMerit Corp.	$167,829
1,346		Frontier Financial Corp., WA	28,831
926		Great Southern Bancorp, Inc.	23,289
2,917		Greene Bancshares, Inc.	96,436
607		Horizon Financial Corp. - Washington	11,867
726		Iberiabank Corp.	30,594
1,240		Independent Bank Corp. - Massachusetts	33,592
1,529		Integra Bank Corp.	27,583
2,471		NBT Bancorp, Inc.	44,700
4,081		Old National Bancorp	58,766
2,353		Old Second Bancorp, Inc.	64,825
1,761		Park National Corp.	139,911
469		Provident Bankshares Corp.	13,460
674		S.Y. Bancorp, Inc.	15,778
536		SCBT Financial Corp.	15,619
471		Sierra Bancorp	12,646
2,891		South Financial Group, Inc.	62,330
1,530		United Bankshares, Inc.	42,610
1,445		Vineyard National Bancorp	29,897
1,463		Wesbanco, Inc.	32,259
1,251		West Coast Bancorp - Oregon	32,751
5,866		Whitney Holding Corp.	146,591
2,051		Wintrust Financial Corp.	80,830

		TOTAL	1,947,275

		Resorts--0.2%
4,294	[1]	Silverleaf Resorts, Inc.	26,150

		Restaurant--0.4%
2,260		Landry’s Seafood Restaurants, Inc.	59,867

		Rubber--0.8%
5,542		Cooper Tire & Rubber Co.	127,411

		Savings & Loan--2.8%
982		Banner Corp.	30,069
853		First Financial Holdings, Inc.	23,082
7,637		First Niagara Financial Group, Inc.	98,212
1,137		ITLA Capital Corp.	48,322
6,325	[1]	Ocwen Financial Corp.	68,563
		COMMON STOCKS--continued
		Savings & Loan--continued
3,422		Sterling Financial Corp. - Washington	$77,714
1,270		WSFS Financial Corp.	70,129

		TOTAL	416,091

		Securities Brokerage--0.6%
3,750	[1]	Knight Capital Group, Inc., Class A	53,025
939	[1]	Piper Jaffray Cos., Inc.	44,997

		TOTAL	98,022

		Semiconductor Manufacturing--0.8%
2,731	[1]	Plexus Corp.	66,227
3,727	[1]	Semtech Corp.	60,564

		TOTAL	126,791

		Shoes--0.2%
257	[1]	Deckers Outdoor Corp.	26,497

		Software Packaged/Custom--0.7%
1,399	[1]	EPIQ Systems, Inc.	23,853
340	[1]	Echelon Corp.	6,708
1,888	[1]	JDA Software Group, Inc.	42,688
3,608	[1]	S1 Corp.	26,230

		TOTAL	99,479

		Specialty Chemicals--0.8%
2,428	[1]	OM Group, Inc.	117,612

		Specialty Machinery--1.3%
1,604		Cascade Corp.	108,735
1,604		Woodward Governor Co.	92,631

		TOTAL	201,366

		Specialty Retailing--2.8%
2,400		Asbury Automotive Group, Inc.	53,088
5,504	[1]	Cabela’s, Inc., Class A	112,337
2,184	[1]	Conn’s, Inc.	55,408
2,415		Pep Boys-Manny Moe & Jack	40,886
3,010	[1]	Rush Enterprises, Inc.	84,130
3,943	[1]	Zale Corp.	83,710

		TOTAL	429,559

		COMMON STOCKS--continued
		Telecommunication Equipment & Services--1.3%
1,614	[1]	ADC Telecommunications, Inc.	$30,166
1,724	[1]	Dycom Industries, Inc.	48,186
3,948	[1]	Oplink Communications, Inc.	63,839
4,896	[1]	Premiere Global Services, Inc.	56,989

		TOTAL	199,180

		Toys & Games--0.2%
1,683	[1]	JAKKS Pacific, Inc.	39,904

		Trucking--0.5%
426	[1]	Saia, Inc.	8,618
3,772		Werner Enterprises, Inc.	73,328

		TOTAL	81,946

		Undesignated Consumer Cyclicals--1.4%
4,693		Speedway Motorsports, Inc.	173,500
1,189		Viad Corp.	42,745

		TOTAL	216,245

		Undesignated Consumer Staples--0.2%
554	[1]	NBTY, Inc.	24,121

		TOTAL COMMON STOCKS (IDENTIFIED COST $15,601,384)	14,967,835

		MUTUAL FUND--1.1%
160,179	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	160,179

		TOTAL INVESTMENTS--100.2% (IDENTIFIED COST $15,761,563)[4]	15,128,014

		OTHER ASSETS AND LIABILITIES - NET--(0.2)%	(34,633)

		TOTAL NET ASSETS--100%	$15,093,381

1 Non-income producing security.

2 7-Day net yield.

3 Affiliated company.

4 The cost of investments for federal tax purposes amounts to $15,826,416.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $160,179 of investments in an affiliated issuer (Note 5) (identified cost $15,761,563)		$15,128,014
Cash		46,490
Income receivable		8,774
Receivable for investments sold		1,453,235
Receivable for shares sold		39,245

TOTAL ASSETS		16,675,758

Liabilities:
Payable for investments purchased	$1,517,772
Payable for shares redeemed	16,902
Payable for Directors’/Trustees’ fees	477
Payable for distribution services fee (Note 5)	696
Payable for shareholder service fees (Note 5)	2,496
Accrued expenses	44,034

TOTAL LIABILITIES		1,582,377

Net assets for 1,324,171 shares outstanding		$15,093,381

Net Assets Consist of:
Paid-in capital		$14,891,352
Net unrealized depreciation of investments		(633,549)
Accumulated net realized gain on investments		835,578

TOTAL NET ASSETS		$15,093,381

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($11,192,438 ÷ 979,818 shares outstanding), no par value, unlimited shares authorized		$11.42

Offering price per share		$11.42

Redemption proceeds per share		$11.42

Class A Shares:
Net asset value per share ($2,950,417 ÷ 259,541 shares outstanding), no par value, unlimited shares authorized		$11.37

Offering price per share (100/94.50 of $11.37)[1]		$12.03

Redemption proceeds per share		$11.37

Class C Shares:
Net asset value per share ($950,526 ÷ 84,812 shares outstanding), no par value, unlimited shares authorized		$11.21

Offering price per share		$11.21

Redemption proceeds per share (99.00/100 of $11.21)[1]		$11.10

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $1,266 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $8)			$142,622
Interest			10,018

TOTAL INCOME			152,640

Expenses:
Investment adviser fee (Note 5)		$134,570
Administrative personnel and services fee (Note 5)		230,098
Custodian fees		18,130
Transfer and dividend disbursing agent fees and expenses		51,765
Directors’/Trustees’ fees		621
Auditing fees		14,369
Legal fees		6,324
Portfolio accounting fees		72,498
Distribution services fee--Class A Shares (Note 5)		1,324
Distribution services fee--Class C Shares (Note 5)		4,751
Shareholder services fee--Class A Shares (Note 5)		4,830
Shareholder services fee--Class C Shares (Note 5)		1,165
Share registration costs		61,432
Printing and postage		24,577
Insurance premiums		6,091
Miscellaneous		3,129

TOTAL EXPENSES		635,674

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(134,570)
Waiver of administrative personnel and services fee (Note 5)	(105,281)
Waiver of transfer and dividend disbursing agent fees and expenses	(12,318)
Waiver of portfolio accounting fees	(20,355)
Reimbursement of other operating expenses (Note 5)	(178,277)

TOTAL WAIVERS AND REIMBURSEMENTS		(450,801)

Net expenses			184,873

Net investment income (loss)			(32,233)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			875,788
Net change in unrealized depreciation of investments			(619,049)

Net realized and unrealized gain on investments			256,739

Change in net assets resulting from operations			$224,506

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(32,233)	$(1,041)
Net realized gain (loss) on investments	875,788	(7,977)
Net change in unrealized appreciation/depreciation of investments	(619,049)	(14,500)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	224,506	(23,518)

Share Transactions:
Proceeds from sale of shares	16,884,477	1,550,300
Cost of shares redeemed	(3,364,195)	(178,228)
Redemption fees	39	--

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	13,520,321	1,372,072

Change in net assets	13,744,827	1,348,554

Net Assets:
Beginning of period	1,348,554	--

End of period	$15,093,381	$1,348,554

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Small Cap Value Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Value Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	1,140,726	$12,999,804	69,922	$747,384
Shares redeemed	(217,235)	(2,529,781)	(13,595)	(150,455)
Redemption fees	--	23	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	923,491	$10,470,046	56,327	$596,929

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	257,303	$2,904,620	68,354	$751,222
Shares redeemed	(63,571)	(756,151)	(2,545)	(27,773)
Redemption fees	--	13	--	--

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	193,732	$2,148,482	65,809	$723,449

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	86,450	$980,053	4,825	$51,694
Shares redeemed	(6,463)	(78,263)	--	--
Redemption fees	--	3	--	--

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	79,987	$901,793	4,825	$51,694

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,197,210	$13,520,321	126,961	$1,372,072

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in-capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains

$32,233	$(32,233)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$885,624

Undistributed long-term capital gain	$14,807

Net unrealized depreciation	$(698,402)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $15,826,416. The net unrealized depreciation of investments for federal tax purposes was $698,402. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $427,015 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,125,417.

The Fund used capital loss carryforwards of $252 to offset taxable capital gains realized during the year ended July 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.15% of the Fund’s average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $134,551 of its fee and reimbursed $178,277 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 1.083% of average daily net assets of the Fund. FAS waived $105,281 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended Year July 31, 2007, FSC retained $4,411 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $1,605 in sales charges from the sale of Class A Shares. FSC also retained $464 of contingent deferred sales charges relating to redemptions of Class C Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $19 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 are as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	569,124	408,945	160,179	$160,179	$1,266

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$40,384,204

Sales	$27,009,103

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP VALUE FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Value Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Value Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Boston, Massachusetts

September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT SMALL CAP VALUE (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund’s performance fell below the median of the relevant peer group for the one year period ending December 31, 2006. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R742
Cusip 31421R734

37334 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Value Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.64	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.02)[3]	(0.03)[3]
Net realized and unrealized gain on investments	0.80	0.67

TOTAL FROM INVESTMENT OPERATIONS	0.78	0.64

Net Asset Value, End of Period	$11.42	$10.64

Total Return[4]	7.33%	6.40%

Ratios to Average Net Assets:

Net expenses	1.50%	1.75%[5]

Net investment income (loss)	(0.17)%	(0.34)%[5]

Expense waiver/reimbursement[6]	3.75%	34.07%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$11,192	599

Portfolio turnover	240%	124%

1 MDT Small Cap Value Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Small Cap Value Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual	$1,000	$982.80	$7.37

Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.36	$7.50

1 Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management’s Discussion of Fund Performance

The fund’s total return for the fiscal year ended July 31, 2007 was 7.33% for Institutional Shares.1 The total return of the Russell 2000® Value Index2 (Russell 2000® Value) was 7.67% for the same period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 2000® Value. The total return of the Lipper Small-Cap Value Funds Index3 was 14.14% for the same period.

1 The fund is the successor to the MDT Small Cap Value Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Small Cap Value Fund. Small Company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager’s opportunity set.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000® Index4, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index5, which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index6 and the Russell 2000® Index7, respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index8 returning 19.24% as compared to 12.97% for the Russell 3000® Value Index.9

The best performing sectors during the reporting period in the Russell 3000® Index were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

4 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

5 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

6 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

7 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments can not be made directly in an index.

8 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments can not be made directly in an index.

9 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments can not be made directly in an index.

FUND PERFORMANCE

The most significant contributors to the fund’s performance relative to the Russell 2000® Value were its overweight in the Industrials and Materials sectors and its stock selection in the Financials sector. Stock selection in the Consumer Discretionary sector also provided a modest contribution to relative performance. The fund was negatively impacted by its stock selection in the Information Technology sector. The fund’s underweight in this sector also detracted moderately from relative performance.

Individual stocks contributing to the fund’s performance relative to the Russell 2000® Value included: Belden CDT Inc., Cleveland Cliffs Inc., Warnaco Group Inc., Greif Inc., and NBTY Inc.

Individual stocks detracting from the fund’s performance relative to the Russell 2000® Value included: Amerco, EGL Inc., USEC Inc., RPC Inc., and Houston Exploration Co.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,0001 in the Federated MDT Small Cap Value Fund (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000 Value Index (Russell 2000 Value)2 and the Lipper Small-Cap Value Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	7.33%

Start of Performance (9/15/2005)	7.33%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Value and the Lipper Small-Cap Value Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000 Value Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Regional Bank	12.9%

Property Liability Insurance	7.5%

Electric Utility	6.8%

Multi-Line Insurance	5.9%

Gas Distributor	3.4%

Crude Oil & Gas Production	3.2%

Savings & Loan	2.8%

Specialty Retailing	2.8%

Life Insurance	2.5%

Oil Refiner	2.1%

Insurance Brokerage	2.0%

Metal Fabrication	1.7%

Auto Rentals	1.6%

Oil Service, Explore & Drill	1.6%

Maritime	1.4%

Paper Products	1.4%

Undesignated Consumer Cyclicals	1.4%

Specialty Machinery	1.3%

Telecommunication Equipment & Services	1.3%

Agricultural Chemicals	1.2%

Personal Loans	1.2%

Miscellaneous Components	1.1%

Other[2]	32.0%

Cash Equivalents[3]	1.1%

Other Assets and Liabilities--Net[4]	(0.2)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--99.1%
		Advertising--0.1%
642	[1]	Greenfield Online, Inc.	$10,426

		Agricultural Chemicals--1.2%
447		CF Industries Holdings, Inc.	25,694
6,366	[1]	Terra Industries, Inc.	156,158

		TOTAL	181,852

		Agricultural Machinery--0.3%
840	[1]	Gehl Co.	21,487
641		Lindsay Corp.	26,063

		TOTAL	47,550

		Airline - National--0.4%
1,203	[1]	Atlas Air Worldwide Holdings, Inc.	65,215

		Airline - Regional--0.3%
2,452	[1]	Republic Airways Holdings, Inc.	47,299

		Apparel--1.0%
4,127	[1]	Warnaco Group, Inc.	149,026

		Auto Original Equipment Manufacturers--0.7%
3,935		American Axle & Manufacturing Holdings, Inc.	95,227
446		Sun Hydraulics Corp.	13,255

		TOTAL	108,482

		Auto Rentals--1.6%
3,298	[1]	AMERCO	210,577
806	[1]	Dollar Thrifty Automotive Group	29,758

		TOTAL	240,335

		Biotechnology--0.4%
2,481	[1]	Emergent Biosolutions, Inc.	23,048
604	[1]	PharmaNet Development Group, Inc.	16,912
1,498	[1]	Regeneration Technologies, Inc.	16,059

		TOTAL	56,019

		Book Publishing--0.5%
2,397	[1]	Scholastic Corp.	77,135

		Cellular Communications--0.5%
3,132	[1]	USA Mobility, Inc.	74,761

		Clothing Stores--0.3%
1,576	[1]	Fossil, Inc.	40,267

		COMMON STOCKS--continued
		Computer Services--0.7%
5,447	[1]	Synnex Corp.	$110,683

		Computer Stores--0.4%
2,839	[1]	Insight Enterprises, Inc.	64,048

		Construction Machinery--0.9%
1,763		Manitowoc, Inc.	136,932

		Contracting--0.8%
1,397	[1]	Emcor Group, Inc.	50,152
94		Granite Construction, Inc.	6,109
3,045	[1]	ICF International, Inc.	62,940

		TOTAL	119,201

		Crude Oil & Gas Production--3.2%
941		Berry Petroleum Co., Class A	35,015
7,960	[1]	Rosetta Resources, Inc.	143,360
5,574	[1]	Stone Energy Corp.	181,155
3,019	[1]	Swift Energy Co.	129,032

		TOTAL	488,562

		Defense Aerospace--0.6%
1,599	[1]	LMI Aerospace, Inc.	35,450
238	[1]	TransDigm Group, Inc.	9,806
647		Triumph Group, Inc.	49,308

		TOTAL	94,564

		Defense Electronics--0.8%
2,594		EDO Corp.	85,732
2,550	[1]	Herley Industries, Inc.	36,235

		TOTAL	121,967

		Discount Department Stores--0.2%
2,287		Freds, Inc., Class A	27,147

		Diversified Leisure--0.3%
987	[1]	Coinstar, Inc.	30,617
2,288	[1]	Six Flags, Inc.	8,717

		TOTAL	39,334

		Drug Stores--0.8%
2,374		Longs Drug Stores Corp.	114,807

		Electric & Electronic Original Equipment Manufacturers--0.2%
961		Cubic Corp.	26,456

		Electric Utility--6.8%
4,636		Allete, Inc.	203,242
3,086		Avista Corp.	61,165
		COMMON STOCKS--continued
		Electric Utility--continued
374		Black Hills Corp.	$13,950
4,607		Cleco Corp.	109,416
2,808	[1]	El Paso Electric Co.	65,342
2,090		Empire Distribution Electric Co.	45,332
1,474		Idacorp, Inc.	45,635
5,370		PNM Resources, Inc.	138,707
7,635		Portland General Electric Co.	205,458
1,231		UIL Holdings Corp.	36,413
3,154		UniSource Energy Corp.	95,976

		TOTAL	1,020,636

		Electrical Equipment--0.9%
586		Robbins & Myers, Inc.	30,900
2,013		Smith (A.O.) Corp.	97,731

		TOTAL	128,631

		Electronic Components--0.1%
1,389		Methode Electronics, Inc., Class A	22,460

		Electronic Instruments--0.4%
737		Analogic Corp.	48,929
249	[1]	Axsys Technologies, Inc.	7,296

		TOTAL	56,225

		Financial Services--0.9%
2,997	[1]	CompuCredit Corp.	78,671
727		Deluxe Corp.	27,452
1,605		Lakeland Financial Corp.	36,417
2		Secutity Bank Corp.	28

		TOTAL	142,568

		Food Wholesaling--0.2%
685		Nash Finch Co.	27,585

		Gas Distributor--3.4%
1,146		Atmos Energy Corp.	32,168
2,641		Laclede Group, Inc.	78,042
1,902		NICOR, Inc.	74,958
260		New Jersey Resources Corp.	12,220
828		Northwest Natural Gas Co.	34,503
6,159		Southwest Gas Corp.	191,422
2,810		WGL Holdings, Inc.	84,131

		TOTAL	507,444

		COMMON STOCKS--continued
		Generic Drugs--0.8%
6,361		Perrigo Co.	$118,633

		Greeting Cards--0.5%
3,005		American Greetings Corp., Class A	74,314

		Grocery Chain--0.4%
2,160		Ruddick Corp.	60,048

		Home Health Care--0.1%
270	[1]	Amerigroup Corp.	7,474

		Household Appliances--0.5%
3,118	[1]	Goodman Global, Inc.	75,206

		Insurance Brokerage--2.0%
5,274	[1]	AmTrust Financial Services, Inc.	77,370
6,410		Odyssey Re Holdings Corp.	225,632

		TOTAL	303,002

		International Bank--0.2%
713		Preferred Bank Los Angeles, CA	27,379

		Internet Services--0.4%
2,336	[1]	Keynote Systems, Inc.	35,017
4,185	[1]	RealNetworks, Inc.	29,797

		TOTAL	64,814

		Leasing--0.8%
4,046		Financial Federal Corp.	114,704

		Life Insurance--2.5%
5,068		Delphi Financial Group, Inc., Class A	203,582
13,187		Phoenix Cos., Inc.	181,848

		TOTAL	385,430

		Major Steel Producer--0.4%
2,043		Ryerson, Inc.	65,560

		Maritime--1.4%
1,039		Eagle Bulk Shipping, Inc.	27,346
3,278	[1]	Genco Shipping & Trading Ltd.	184,650

		TOTAL	211,996

		Metal Containers--0.2%
480		Greif Brothers Corp., Class A	26,400

		Metal Fabrication--1.7%
880		Olympic Steel, Inc.	23,118
11,347		Worthington Industries, Inc.	234,883

		TOTAL	258,001

		COMMON STOCKS--continued
		Mini-Mill Producer--0.9%
75		Commercial Metals Corp.	$2,313
118		Quanex Corp.	5,317
2,355		Schnitzer Steel Industries, Inc., Class A	127,617

		TOTAL	135,247

		Miscellaneous Components--1.1%
1,134	[1]	Cree, Inc.	29,053
1,839	[1]	MKS Instruments, Inc.	41,745
5,151	[1]	Zoran Corp.	97,096

		TOTAL	167,894

		Miscellaneous Food Products--0.8%
4,756		Fresh Del Monte Produce, Inc.	121,991

		Miscellaneous Machinery--0.5%
1,780		Curtiss Wright Corp.	77,555

		Miscellaneous Metals--0.9%
2,265		Metal Management, Inc.	95,153
2,569	[1]	USEC, Inc.	43,134

		TOTAL	138,287

		Multi-Industry Basic--0.7%
4,978		Olin Corp.	103,891

		Multi-Line Insurance--5.9%
2,293	[1]	Amerisafe, Inc.	38,477
2,784		EMC Insurance Group, Inc.	68,570
3,740		FBL Financial Group, Inc., Class A	131,611
1,892	[1]	FPIC Insurance Group, Inc.	65,804
2,273		Harleysville Group, Inc.	63,667
2,199		Infinity Property & Casualty	96,844
2,833		Midland Co.	134,624
1,572	[1]	Navigators Group, Inc.	82,231
2,111		Safety Insurance Group, Inc.	70,296
3,533		Zenith National Insurance Corp.	142,592

		TOTAL	894,716

		Mutual Fund Adviser--0.1%
333		GAMCO Investors, Inc., Class A	17,296

		Natural Gas Production--0.2%
2,105	[1]	Natural Gas Services Group, Inc.	31,175

		Office Supplies--0.7%
1,604	[1]	United Stationers, Inc.	102,239

		COMMON STOCKS--continued
		Offshore Driller--0.9%
3,023	[1]	Hornbeck Offshore Services, Inc.	$130,140

		Oil Refiner--2.1%
3,949		Alon USA Energy, Inc.	140,861
6,784		Delek US Holdings, Inc.	179,640

		TOTAL	320,501

		Oil Service, Explore & Drill--1.6%
368	[1]	Dawson Geophysical Co.	20,096
2,514	[1]	Edge Petroleum Corp.	31,199
4,598	[1]	Grey Wolf, Inc.	34,071
3,245	[1]	Gulfmark Offshore, Inc.	152,450

		TOTAL	237,816

		Other Communications Equipment--0.6%
2,489	[1]	Superior Essex, Inc.	86,742

		Other Steel Producer--0.2%
751	[1]	Northwest Pipe Co.	25,241

		Paint & Related Materials--0.2%
1,187		Fuller (H.B.) Co.	32,797

		Paper Products--1.4%
1,408	[1]	Buckeye Technologies, Inc.	21,585
2,269		Neenah Paper, Inc.	87,878
3,454		Rock-Tenn Co., Class A	106,107

		TOTAL	215,570

		Personal Loans--1.2%
1,411		ASTA Funding, Inc.	50,909
5,008		Advanta Corp., Class B	128,505

		TOTAL	179,414

		Personnel Agency--0.9%
2,098		CDI Corp.	59,352
1,291		Maximus, Inc.	53,951
3,089	[1]	Spherion Corp.	27,276

		TOTAL	140,579

		Pollution Control--0.4%
1,598		CLARCOR, Inc.	55,594

		Poultry Products--0.7%
2,791		Sanderson Farms, Inc.	111,277

		Printing--0.2%
1,270		Bowne & Co., Inc.	22,022

		COMMON STOCKS--continued
		Property Liability Insurance--7.5%
2,722	[1]	American Physicians Capital, Inc.	$103,218
3,051	[1]	CNA Surety Corp.	51,562
1,596	[1]	First Mercury Financial Corp.	31,569
4,581		Horace Mann Educators Corp.	81,679
2,006	[1]	Meadowbrook Insurance Group, Inc.	18,014
1,602		National Interstate Corp.	40,851
1,859		Nymagic, Inc.	67,630
4,331	[1]	ProAssurance Corp.	213,865
5,637		RLI Corp.	326,946
3,714	[1]	Seabright Insurance Holdings, Inc.	67,335
612		Selective Insurance Group, Inc.	12,558
3,236		United Fire & Casualty Co.	111,383

		TOTAL	1,126,610

		Railroad--0.2%
1,433	[1]	Genesee & Wyoming, Inc., Class A	36,756

		Recreational Goods--0.5%
3,638		Callaway Golf Co.	59,045
578	[1]	Steinway Musical Instruments, Inc.	19,346

		TOTAL	78,391

		Regional Bank--12.9%
779		Alabama National Bancorp	41,575
1,149		Arrow Financial Corp.	23,612
997		BancFirst Corp.	40,289
9,169		Bancorpsouth, Inc.	214,096
4,262		Central Pacific Financial Corp.	120,231
1,676		City Bank Lynwood, WA	40,861
1,025		City Holding Co.	33,671
1,013		Columbia Banking Systems, Inc.	25,730
3,004		Community Bank System, Inc.	54,042
1,239		Community Trust Bancorp, Inc.	35,535
2,718		First Commonwealth Financial Corp., PA	25,767
1,329		First Financial Bancorp	16,254
1,379		First Merchants Corp.	27,925
2,010		First State Bancorporation	34,693
9,156		FirstMerit Corp.	167,829
1,346		Frontier Financial Corp., WA	28,831
926		Great Southern Bancorp, Inc.	23,289
2,917		Greene Bancshares, Inc.	96,436
		COMMON STOCKS--continued
		Regional Bank--continued
607		Horizon Financial Corp. - Washington	$11,867
726		Iberiabank Corp.	30,594
1,240		Independent Bank Corp. - Massachusetts	33,592
1,529		Integra Bank Corp.	27,583
2,471		NBT Bancorp, Inc.	44,700
4,081		Old National Bancorp	58,766
2,353		Old Second Bancorp, Inc.	64,825
1,761		Park National Corp.	139,911
469		Provident Bankshares Corp.	13,460
674		S.Y. Bancorp, Inc.	15,778
536		SCBT Financial Corp.	15,619
471		Sierra Bancorp	12,646
2,891		South Financial Group, Inc.	62,330
1,530		United Bankshares, Inc.	42,610
1,445		Vineyard National Bancorp	29,897
1,463		Wesbanco, Inc.	32,259
1,251		West Coast Bancorp - Oregon	32,751
5,866		Whitney Holding Corp.	146,591
2,051		Wintrust Financial Corp.	80,830

		TOTAL	1,947,275

		Resorts--0.2%
4,294	[1]	Silverleaf Resorts, Inc.	26,150

		Restaurant--0.4%
2,260		Landry’s Seafood Restaurants, Inc.	59,867

		Rubber--0.8%
5,542		Cooper Tire & Rubber Co.	127,411

		Savings & Loan--2.8%
982		Banner Corp.	30,069
853		First Financial Holdings, Inc.	23,082
7,637		First Niagara Financial Group, Inc.	98,212
1,137		ITLA Capital Corp.	48,322
6,325	[1]	Ocwen Financial Corp.	68,563
3,422		Sterling Financial Corp. - Washington	77,714
1,270		WSFS Financial Corp.	70,129

		TOTAL	416,091

		COMMON STOCKS--continued
		Securities Brokerage--0.6%
3,750	[1]	Knight Capital Group, Inc., Class A	$53,025
939	[1]	Piper Jaffray Cos., Inc.	44,997

		TOTAL	98,022

		Semiconductor Manufacturing--0.8%
2,731	[1]	Plexus Corp.	66,227
3,727	[1]	Semtech Corp.	60,564

		TOTAL	126,791

		Shoes--0.2%
257	[1]	Deckers Outdoor Corp.	26,497

		Software Packaged/Custom--0.7%
1,399	[1]	EPIQ Systems, Inc.	23,853
340	[1]	Echelon Corp.	6,708
1,888	[1]	JDA Software Group, Inc.	42,688
3,608	[1]	S1 Corp.	26,230

		TOTAL	99,479

		Specialty Chemicals--0.8%
2,428	[1]	OM Group, Inc.	117,612

		Specialty Machinery--1.3%
1,604		Cascade Corp.	108,735
1,604		Woodward Governor Co.	92,631

		TOTAL	201,366

		Specialty Retailing--2.8%
2,400		Asbury Automotive Group, Inc.	53,088
5,504	[1]	Cabela’s, Inc., Class A	112,337
2,184	[1]	Conn’s, Inc.	55,408
2,415		Pep Boys-Manny Moe & Jack	40,886
3,010	[1]	Rush Enterprises, Inc.	84,130
3,943	[1]	Zale Corp.	83,710

		TOTAL	429,559

		Telecommunication Equipment & Services--1.3%
1,614	[1]	ADC Telecommunications, Inc.	30,166
1,724	[1]	Dycom Industries, Inc.	48,186
3,948	[1]	Oplink Communications, Inc.	63,839
4,896	[1]	Premiere Global Services, Inc.	56,989

		TOTAL	199,180

		Toys & Games--0.2%
1,683	[1]	JAKKS Pacific, Inc.	39,904

		COMMON STOCKS--continued
		Trucking--0.5%
426	[1]	Saia, Inc.	$8,618
3,772		Werner Enterprises, Inc.	73,328

		TOTAL	81,946

		Undesignated Consumer Cyclicals--1.4%
4,693		Speedway Motorsports, Inc.	173,500
1,189		Viad Corp.	42,745

		TOTAL	216,245

		Undesignated Consumer Staples--0.2%
554	[1]	NBTY, Inc.	24,121

		TOTAL COMMON STOCKS (IDENTIFIED COST $15,601,384)	14,967,835

		MUTUAL FUND--1.1%
160,179	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	160,179

		TOTAL INVESTMENTS--100.2% (IDENTIFIED COST $15,761,563)[4]	15,128,014

		OTHER ASSETS AND LIABILITIES - NET--(0.2)%	(34,633)

		TOTAL NET ASSETS--100%	$15,093,381

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $15,826,416.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $160,179 of investments in an affiliated issuer (Note 5) (identified cost $15,761,563)		$15,128,014
Cash		46,490
Income receivable		8,774
Receivable for investments sold		1,453,235
Receivable for shares sold		39,245

TOTAL ASSETS		16,675,758

Liabilities:
Payable for investments purchased	$1,517,772
Payable for shares redeemed	16,902
Payable for Directors’/Trustees’ fees	477
Payable for distribution services fee (Note 5)	696
Payable for shareholder service fees (Note 5)	2,496
Accrued expenses	44,034

TOTAL LIABILITIES		1,582,377

Net assets for 1,324,171 shares outstanding		$15,093,381

Net Assets Consist of:
Paid-in capital		$14,891,352
Net unrealized depreciation of investments		(633,549)
Accumulated net realized gain on investments		835,578

TOTAL NET ASSETS		$15,093,381

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($11,192,438 ÷ 979,818 shares outstanding), no par value, unlimited shares authorized		$11.42

Offering price per share		$11.42

Redemption proceeds per share		$11.42

Class A Shares:
Net asset value per share ($2,950,417 ÷ 259,541 shares outstanding), no par value, unlimited shares authorized		$11.37

Offering price per share (100/94.50 of $11.37)[1]		$12.03

Redemption proceeds per share		$11.37

Class C Shares:
Net asset value per share ($950,526 ÷ 84,812 shares outstanding), no par value, unlimited shares authorized		$11.21

Offering price per share		$11.21

Redemption proceeds per share (99.00/100 of $11.21)[1]		$11.10

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $1,266 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $8)			$142,622
Interest			10,018

TOTAL INCOME			152,640

Expenses:
Investment adviser fee (Note 5)		$134,570
Administrative personnel and services fee (Note 5)		230,098
Custodian fees		18,130
Transfer and dividend disbursing agent fees and expenses		51,765
Directors’/Trustees’ fees		621
Auditing fees		14,369
Legal fees		6,324
Portfolio accounting fees		72,498
Distribution services fee--Class A Shares (Note 5)		1,324
Distribution services fee--Class C Shares (Note 5)		4,751
Shareholder services fee--Class A Shares (Note 5)		4,830
Shareholder services fee--Class C Shares (Note 5)		1,165
Share registration costs		61,432
Printing and postage		24,577
Insurance premiums		6,091
Miscellaneous		3,129

TOTAL EXPENSES		635,674

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(134,570)
Waiver of administrative personnel and services fee (Note 5)	(105,281)
Waiver of transfer and dividend disbursing agent fees and expenses	(12,318)
Waiver of portfolio accounting fees	(20,355)
Reimbursement of other operating expenses (Note 5)	(178,277)

TOTAL WAIVERS AND REIMBURSEMENTS		(450,801)

Net expenses			184,873

Net investment income (loss)			(32,233)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			875,788
Net change in unrealized depreciation of investments			(619,049)

Net realized and unrealized gain on investments			256,739

Change in net assets resulting from operations			$224,506

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(32,233)	$(1,041)
Net realized gain (loss) on investments	875,788	(7,977)
Net change in unrealized appreciation/depreciation of investments	(619,049)	(14,500)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	224,506	(23,518)

Share Transactions:
Proceeds from sale of shares	16,884,477	1,550,300
Cost of shares redeemed	(3,364,195)	(178,228)
Redemption fees	39	--

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	13,520,321	1,372,072

Change in net assets	13,744,827	1,348,554

Net Assets:
Beginning of period	1,348,554	--

End of period	$15,093,381	$1,348,554

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Small Cap Value Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Value Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Witholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	1,140,726	$12,999,804	69,922	$747,384
Shares redeemed	(217,235)	(2,529,781)	(13,595)	(150,455)
Redemption fees	--	23	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	923,491	$10,470,046	56,327	$596,929

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	257,303	$2,904,620	68,354	$751,222
Shares redeemed	(63,571)	(756,151)	(2,545)	(27,773)
Redemption fees	--	13	--	--

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	193,732	$2,148,482	65,809	$723,449

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	86,450	$980,053	4,825	$51,694
Shares redeemed	(6,463)	(78,263)	--	--
Redemption fees	--	3	--	--

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	79,987	$901,793	4,825	$51,694

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,197,210	$13,520,321	126,961	$1,372,072

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in-capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains

$32,233	$(32,233)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$885,624

Undistributed long-term capital gain	$14,807

Net unrealized depreciation	$(698,402)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $15,826,416. The net unrealized depreciation of investments for federal tax purposes was $698,402. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $427,015 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,125,417.

The Fund used capital loss carryforwards of $252 to offset taxable capital gains realized during the year ended July 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.15% of the Fund’s average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $134,551 of its fee and reimbursed $178,277 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 1.083% of average daily net assets of the Fund. FAS waived $105,281 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended Year July 31, 2007, FSC retained $4,411 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $1,605 in sales charges from the sale of Class A Shares. FSC also retained $464 of contingent deferred sales charges relating to redemptions of Class C Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $19 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 are as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	569,124	408,945	160,179	$160,179	$1,266

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$40,384,204

Sales	$27,009,103

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP VALUE FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Value Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Value Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Yount LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting). Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT SMALL CAP VALUE (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund’s performance fell below the median of the relevant peer group for the one year period ending December 31, 2006. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R276

37325 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Tax
Aware/All Cap Core Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.35	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.02)[3]	(0.05)[3]
Net realized and unrealized gain on investments	1.32	0.40

TOTAL FROM INVESTMENT OPERATIONS	1.30	0.35

Net Asset Value, End of Period	$11.65	$10.35

Total Return[4]	12.56%	3.50%

Ratios to Average Net Assets:

Net expenses	1.65%	2.01%[5]

Net investment income (loss)	(0.14)%	(0.50)%[5]

Expense waiver/reimbursement[6]	5.81%	3.71%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,903	$2,061

Portfolio turnover	154%	182%

1 MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.27	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.10)[3]	(0.13)[3]
Net realized and unrealized gain on investments	1.30	0.40

TOTAL FROM INVESTMENT OPERATIONS	1.20	0.27

Net Asset Value, End of Period	$11.47	$10.27

Total Return[4]	11.68%	2.70%

Ratios to Average Net Assets:

Net expenses	2.40%	2.76%[5]

Net investment income (loss)	(0.89)%	(1.25)%[5]

Expense waiver/reimbursement[6]	5.70%	3.71%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,007	$1,329

Portfolio turnover	154%	182%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual:

Class A Shares	$1,000	$1,018.40	$8.21

Class C Shares	$1,000	$1,014.10	$11.94

Hypothetical (assuming a 5% return before expenses):

Class A Shares	$1,000	$1,016.66	$8.20

Class C Shares	$1,000	$1,012.94	$11.93

1 Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.64%

Class C Shares	2.39%

Management’s Discussion of Fund Performance

The fund’s total return for the fiscal year ended July 31, 2007 was 12.56% for Class A Shares and 11.68% for Class C Shares.1 The total return of the Russell 3000® Index (Russell 3000®) was 16.08% for the same period.2 The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 3000®. The total return of the Lipper Multi-Cap Core Funds Index was 18.31% for the same period.3

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000®, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index,4 which exceeded the 15.48% and 12.12% results for the

1 The fund is the successor to the MDT Tax Aware/All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Tax Aware/All Cap Core Fund.

2 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

4 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Russell Top 200® Index5 and the Russell 2000® Index,6 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index7 returning 19.24% as compared to 12.97% for the Russell 3000® Value Index.8

The best performing sectors during the reporting period in the Russell 3000® were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

FUND PERFORMANCE

The most significant contributor to the fund’s performance relative to the Russell 3000® was its overweight in the Energy sector. Stock selection in the Information Technology sector provided a modest contribution to relative performance. The fund’s performance was negatively impacted by its overweight relative to the Russell 3000® in the Financials sector and by its stock selection in that sector.

Individual stocks contributing to the fund’s performance relative to the Russell 3000® included: Apple Computer Inc., Schlumberger Limited Ltd., Chevron Corp., Morgan Stanley, and Marathon Oil Corp.

Individual stocks detracting from the fund’s performance relative to the Russell 3000® included: Exxon Mobil Corp., Merrill Lynch & Co., Inc., Cisco Systems Inc., Hess Corp. and AT&T Inc.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

6 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments can not be made directly in an index.

7 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments can not be made directly in an index.

8 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments can not be made directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Tax Aware/All Cap Core Fund (Class A Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 3000 Index (Russell 3000)2 and the Lipper Multi-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	6.39%

Start of Performance (9/15/2005)	5.27%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as far as falling into the respected categories indicated. Lipper figures do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Tax Aware/All Cap Core Fund (Class C Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 3000 Index (Russell 3000)2 and the Lipper Multi-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	10.68%

Start of Performance (9/15/2005)	7.58%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as far as falling into the respected categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Money Center Bank	7.6%

Securities Brokerage	5.7%

Multi-Line Insurance	5.4%

Oil Well Supply	5.4%

Internet Services	5.2%

Integrated Domestic Oil	5.0%

Integrated International Oil	4.9%

Regional Bank	4.8%

Life Insurance	4.7%

Property Liability Insurance	4.6%

Computers-Low End	4.5%

Agricultural Chemicals	3.8%

Oil Refiner	3.0%

Multi-Industry Capital Goods	2.9%

Building Supply Stores	2.5%

Metal Fabrication	2.5%

Financial Services	2.0%

Electric Utility	1.7%

Railroad	1.5%

Crude Oil & Gas Production	1.3%

Services to Medical Professionals	1.1%

Apparel	1.0%

Ethical Drugs	1.0%

Other[2]	17.1%

Cash Equivalents[3]	1.8%

Other Assets and Liabilities--Net[4]	(1.0)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--99.2%
		Advertising--0.2%
382		Omnicom Group, Inc.	$19,814

		Agricultural Chemicals--3.8%
184		Bunge Ltd.	16,672
88		FMC Corp.	7,843
5,799		Monsanto Co.	373,746

		TOTAL	398,261

		Agricultural Machinery--0.5%
400		Deere & Co.	48,168

		Aluminum--0.1%
275		Alcoa, Inc.	10,505

		Apparel--1.0%
2,115	[1]	Coach, Inc.	96,148
295		Guess ?, Inc.	14,010

		TOTAL	110,158

		Auto Original Equipment Manufacturers--0.4%
258		American Axle & Manufacturing Holdings, Inc.	6,244
183	[1]	AutoZone, Inc.	23,206
103		Johnson Controls, Inc.	11,654
119		Sun Hydraulics, Inc.	3,537

		TOTAL	44,641

		Biotechnology--0.1%
167	[1]	Martek Biosciences Corp.	4,279
171	[1]	Waters Corp.	9,962

		TOTAL	14,241

		Book Publishing--0.0%
69	[1]	Scholastic Corp.	2,220

		Broadcasting--0.1%
339	[1]	Discovery Holding Co., Class A	8,041

		Building Supply Stores--2.5%
3,094		Home Depot, Inc.	115,004
5,369		Lowe’s Cos., Inc.	150,386

		TOTAL	265,390

		Cable TV--0.6%
2,368	[1]	Comcast Corp., Class A	62,207
Shares			Value

		COMMON STOCKS--continued
		Cement--0.3%
261		Martin Marietta Materials, Inc.	$35,757

		Clothing Stores--0.3%
708	[1]	Aeropostale, Inc.	26,961
187	[1]	Hanesbrands, Inc.	5,799

		TOTAL	32,760

		Computer Networking--0.1%
442	[1]	Juniper Networks, Inc.	13,242

		Computer Services--0.2%
310	[1]	Cognizant Technology Solutions Corp.	25,104

		Computer Stores--0.1%
666	[1]	Ingram Micro, Inc., Class A	13,353

		Computers - Low End--4.5%
3,608	[1]	Apple, Inc.	475,390

		Construction Machinery--0.1%
184		Manitowoc, Inc.	14,291

		Cosmetics & Toiletries--0.0%
47		Estee Lauder Cos., Inc., Class A	2,116

		Crude Oil & Gas Production--1.3%
511		Apache Corp.	41,309
206	[1]	Bill Barrett Corp.	7,070
149		Cimarex Energy Co.	5,640
1,079		Devon Energy Corp.	80,504
37		Pogo Producing Co.	1,971

		TOTAL	136,494

		Defense Aerospace--0.1%
189		Goodrich (B.F.) Co.	11,890

		Defense Electronics--0.4%
217	[1]	FLIR Systems, Inc.	9,472
60	[1]	First Solar, Inc.	6,754
120		Raytheon Co.	6,643
279		Rockwell Collins	19,167

		TOTAL	42,036

		Department Stores--0.1%
159		Target Corp.	9,631

		Discount Department Stores--0.1%
359		Foot Locker, Inc.	6,663

		Diversified Leisure--0.1%
204		Carnival Corp.	9,039
Shares			Value

		COMMON STOCKS--continued
		Diversified Oil--0.6%
1,181		Occidental Petroleum Corp.	$66,986

		Drug Stores--0.1%
154		Longs Drug Stores Corp.	7,447

		Electric Utility--1.7%
621	[1]	Allegheny Energy, Inc.	32,435
752		Ameren Corp.	36,081
481		DTE Energy Co.	22,309
1,289		Edison International	68,175
277		Pepco Holdings, Inc.	7,498
165		Portland General Electric Co.	4,440
336		SCANA Corp.	12,560

		TOTAL	183,498

		Electrical Equipment--0.0%
91		AMETEK, Inc.	3,551

		Electronic Instruments--0.0%
74		Analogic Corp.	4,913

		Ethical Drugs--1.0%
366	[1]	King Pharmaceuticals, Inc.	6,226
402		Pfizer, Inc.	9,451
3,104		Schering Plough Corp.	88,588

		TOTAL	104,265

		Financial Services--2.0%
893		Ambac Financial Group, Inc.	59,965
651		Ameriprise Financial, Inc.	39,236
920		CIT Group, Inc.	37,886
39		CME Group, Inc.	21,478
94		Dun & Bradstreet Corp.	9,189
225		Janus Capital Group, Inc.	6,763
312		MBIA Insurance Corp.	17,503
125	[1]	Mastercard, Inc., Class A	20,100

		TOTAL	212,120

		Gas Distributor--0.1%
206		AGL Resources, Inc.	7,766
148		MDU Resources Group, Inc.	4,034

		TOTAL	11,800

Shares			Value

		COMMON STOCKS--continued
		Home Building--0.8%
735		Centex Corp.	$27,423
658		KB HOME	20,931
979		Lennar Corp., Class A	30,016
6	[1]	NVR, Inc.	3,471

		TOTAL	81,841

		Insurance Brokerage--0.1%
9	[1]	Markel Corp.	4,190
217		Odyssey Re Holdings Corp.	7,638

		TOTAL	11,828

		Integrated Domestic Oil--5.0%
4,052		ConocoPhillips	327,564
3,595		Marathon Oil Corp.	198,444

		TOTAL	526,008

		Integrated International Oil--4.9%
6,106		Chevron Corp.	520,598

		Internet Services--5.2%
2,795	[1]	Amazon.com, Inc.	219,519
330	[1]	IAC Interactive Corp.	9,484
404	[1]	Priceline.com, Inc.	25,775
9,134	[1]	eBay, Inc.	295,942

		TOTAL	550,720

		Iron Ore Production--0.2%
257		Cleveland Cliffs, Inc.	17,802

		Leasing--0.0%
91		GATX Corp.	4,128

		Life Insurance--4.7%
145		Delphi Financial Group, Inc.	5,825
4,756		MetLife, Inc.	286,406
334		Nationwide Financial Services, Inc., Class A	19,008
330		Protective Life Corp.	14,197
1,678		Prudential Financial, Inc.	148,721
282		Torchmark Corp.	17,354

		TOTAL	491,511

		Lumber Products--0.1%
466		Louisiana-Pacific Corp.	8,630

		Major Steel Producer--0.1%
169		Ryerson, Inc.	5,423

Shares			Value

		COMMON STOCKS--continued
		Maritime--0.4%
221	[1]	Genco Shipping & Trading Ltd.	$12,449
411		Overseas Shipholding Group, Inc.	31,889

		TOTAL	44,338

		Medical Supplies--0.1%
99	[1]	Kyphon, Inc.	6,496

		Medical Technology--0.9%
157		Dentsply International, Inc.	5,729
307	[1]	Intuitive Surgical, Inc.	65,271
668	[1]	St. Jude Medical, Inc.	28,818

		TOTAL	99,818

		Metal Containers--0.1%
134		Ball Corp.	6,870

		Metal Fabrication--2.5%
1,669		Precision Castparts Corp.	228,753
413		Timken Co.	13,794
841		Worthington Industries, Inc.	17,409

		TOTAL	259,956

		Mini-Mill Producer--0.3%
800		Commercial Metals Corp.	24,672
149		Schnitzer Steel Industries, Inc., Class A	8,074

		TOTAL	32,746

		Miscellaneous Components--0.3%
436		Amphenol Corp., Class A	14,937
199	[1]	Cree, Inc.	5,098
456	[1]	Vishay Intertechnology, Inc.	7,073

		TOTAL	27,108

		Miscellaneous Food Products--0.8%
2,516		Archer-Daniels-Midland Co.	84,538

		Miscellaneous Machinery--0.2%
113		Roper Industries, Inc.	6,778
104		SPX Corp.	9,762

		TOTAL	16,540

		Miscellaneous Metals--0.3%
57		Kennametal, Inc.	4,370
374		Metal Management, Inc.	15,712
544	[1]	USEC, Inc.	9,134

		TOTAL	29,216

Shares			Value

		COMMON STOCKS--continued
		Money Center Bank--7.6%
5,711		Bank of America Corp.	$270,816
955		Citigroup, Inc.	44,474
10,962		J.P. Morgan Chase & Co.	482,438

		TOTAL	797,728

		Mortgage and Title--0.1%
165		LandAmerica Financial Group, Inc.	12,637

		Multi-Industry Transportation--0.1%
276	[1]	Hub Group, Inc., Class A	9,390

		Multi-Industry Capital Goods--2.9%
33		Acuity Brands, Inc.	1,950
67		American Standard Cos.	3,621
6,466		General Electric Co.	250,622
904		Honeywell International, Inc.	51,989

		TOTAL	308,182

		Multi-Line Insurance--5.4%
1,488		Allstate Corp.	79,087
6,466		American International Group, Inc.	414,988
723		Assurant, Inc.	36,671
214	[1]	CNA Financial Corp.	8,885
306		Hartford Financial Services Group, Inc.	28,112

		TOTAL	567,743

		Mutual Fund Adviser--0.3%
71	[1]	Affiliated Managers Group	8,023
171		Franklin Resources, Inc.	21,780

		TOTAL	29,803

		Offshore Driller--0.9%
92	[1]	Hornbeck Offshore Services, Inc.	3,961
347	[1]	Oceaneering International, Inc.	19,488
1,059		Tidewater, Inc.	72,457

		TOTAL	95,906

		Oil Refiner--3.0%
1,034		Tesoro Petroleum Corp.	51,493
3,985		Valero Energy Corp.	267,035

		TOTAL	318,528

		Oil Service, Explore & Drill--0.5%
386	[1]	Grant Prideco, Inc.	21,655
375	[1]	McDermott International, Inc.	31,103

		TOTAL	52,758

Shares			Value

		COMMON STOCKS--continued
		Oil Well Supply--5.4%
242	[1]	Cameron International Corp.	$18,876
508	[1]	FMC Technologies, Inc.	46,492
5,303		Schlumberger Ltd.	502,300

		TOTAL	567,668

		Other Communications Equipment--0.1%
99		Harris Corp.	5,433

		Other Steel Producer--0.2%
247		Chaparral Steel Co.	20,758

		Paper Products--0.5%
747		MeadWestvaco Corp.	24,307
442		Temple-Inland, Inc.	25,693

		TOTAL	50,000

		Poultry Products--0.3%
563		Pilgrim’s Pride Corp.	18,962
322		Sanderson Farms, Inc.	12,838

		TOTAL	31,800

		Property Liability Insurance--4.6%
429		American Financial Group, Inc.	12,051
2,549		Chubb Corp.	128,495
353		Commerce Group, Inc. - Massachusetts	10,142
545		HCC Insurance Holdings, Inc.	15,958
1,321		Loews Corp.	62,615
141		Mercury General Corp.	7,301
220		Ohio Casualty Corp.	9,550
114	[1]	Philadelphia Consolidated Holding Corp.	4,120
355		Reinsurance Group of America	18,925
379		SAFECO Corp.	22,160
3,751		The St. Paul Travelers Cos., Inc.	190,476
30		Transatlantic Holdings, Inc.	2,195

		TOTAL	483,988

		Railroad--1.5%
3,021		Norfolk Southern Corp.	162,469

		Regional Bank--4.8%
256		Associated Banc Corp.	7,357
510		BB&T Corp.	19,084
181		Central Pacific Financial Corp.	5,106
161		City National Corp.	11,397
228		Colonial BancGroup, Inc.	4,973
Shares			Value

		COMMON STOCKS--continued
		Regional Bank--continued
901		Comerica, Inc.	$47,447
1,256		Fifth Third Bancorp	46,334
262		FirstMerit Corp.	4,802
91		Huntington Bancshares, Inc.	1,747
4,171		KeyCorp	144,692
86		M & T Bank Corp.	9,141
1,607		National City Corp.	47,230
1,391		SunTrust Banks, Inc.	108,915
588		UnionBanCal Corp.	32,493
254		Zions Bancorp	18,936

		TOTAL	509,654

		Restaurant--0.2%
280	[1]	Buffalo Wild Wings, Inc.	12,102
364		Yum! Brands, Inc.	11,663

		TOTAL	23,765

		Securities Brokerage--5.7%
597		Goldman Sachs Group, Inc.	112,439
1,499		Lehman Brothers Holdings, Inc.	92,938
1,559		Merrill Lynch & Co., Inc.	115,678
4,401		Morgan Stanley	281,092

		TOTAL	602,147

		Semiconductor Distribution--0.3%
888	[1]	Avnet, Inc.	33,637

		Semiconductor Manufacturing--0.7%
248		Altera Corp.	5,754
670		Intersil Corp., Class A	19,598
1,132		Linear Technology Corp.	40,356
433	[1]	Spansion, Inc.	4,594

		TOTAL	70,302

		Semiconductor Manufacturing Equipment--0.0%
240	[1]	Teradyne, Inc.	3,766

		Services to Medical Professionals--1.1%
824	[1]	Express Scripts, Inc.	41,307
45	[1]	Laboratory Corp. of America Holdings	3,323
741	[1]	Medco Health Solutions, Inc.	60,221
169	[1]	Nighthawk Radiology Holdings, Inc.	3,486
116	[1]	Wellpoint, Inc.	8,714

		TOTAL	117,051

Shares			Value

		COMMON STOCKS--continued
		Shoes--0.4%
658	[1]	Crocs, Inc.	$39,033

		Software Packaged/Custom--0.9%
168	[1]	Blue Coat Systems, Inc.	8,187
608	[1]	Computer Sciences Corp.	33,853
88		National Instruments Corp.	2,847
2,125	[1]	Oracle Corp.	40,630
176	[1]	SPSS, Inc.	7,223

		TOTAL	92,740

		Specialty Chemicals--0.3%
149		Minerals Technologies, Inc.	9,636
465	[1]	OM Group, Inc.	22,525

		TOTAL	32,161

		Specialty Retailing--0.0%
158	[1]	AutoNation, Inc.	3,078
88		Borders Group, Inc.	1,440

		TOTAL	4,518

		Telecommunication Equipment & Services--0.2%
772	[1]	Corning, Inc.	18,404

		Telephone Utility--0.6%
1,008		Embarq Corp.	62,284

		Trucking--0.1%
140		Con-way, Inc.	6,915

		Undesignated Consumer Cyclicals--0.8%
493		DeVRY, Inc.	15,973
565	[1]	ITT Educational Services, Inc.	59,698
164	[1]	TeleTech Holdings, Inc.	4,810

		TOTAL	80,481

		Undesignated Consumer Staples--0.2%
422	[1]	Nutri/System, Inc.	23,514

		Undesignated Health--0.0%
94		IMS Health, Inc.	2,644

		TOTAL COMMON STOCKS (IDENTIFIED COST $9,643,853)	10,469,914

Shares			Value

		MUTUAL FUND--1.8%
189,358	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	$189,358

		TOTAL INVESTMENTS--101.0% (IDENTIFIED COST $9,833,211)[4]	10,659,272

		OTHER ASSETS AND LIABILITIES - NET--(1.0)%	(103,985)

		TOTAL NET ASSETS--100%	$10,555,287

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $9,836,512.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $189,358 of investments in an affiliated issuer (Note 5) (identified cost $9,833,211)		$10,659,272
Income receivable		2,719
Receivable for investments sold		427,017
Receivable for shares sold		34,150

TOTAL ASSETS		11,123,158

Liabilities:
Payable for investments purchased	$516,768
Payable for shares redeemed	76
Payable for transfer and dividend disbursing agent fees and expenses	11,706
Payable for Directors’/Trustees’ fees	616
Payable for portfolio accounting fees	7,169
Payable for distribution services fee (Note 5)	2,674
Payable for shareholder services fee (Note 5)	3,790
Accrued expenses	25,072

TOTAL LIABILITIES		567,871

Net assets for 908,857 shares outstanding		$10,555,287

Net Assets Consist of:
Paid-in capital		$9,804,314
Net unrealized appreciation of investments		826,061
Accumulated net realized loss on investments		(75,088)

TOTAL NET ASSETS		$10,555,287

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($3,645,436 ÷ 311,864 shares outstanding), no par value, unlimited shares authorized		$11.69

Offering price per share		$11.69

Redemption proceeds per share		$11.69

Class A Shares:
Net asset value per share ($3,902,746 ÷ 334,930 shares outstanding), no par value, unlimited shares authorized		$11.65

Offering price per share (100/94.50 of $11.65)[1]		$12.33

Redemption proceeds per share		$11.65

Class C Shares:
Net asset value per share ($3,007,105 ÷ 262,063 shares outstanding), no par value, unlimited shares authorized		$11.47

Offering price per share		$11.47

Redemption proceeds per share (99.00/100 of $11.47)[1]		$11.36

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $1,255 received from an affiliated issuer (Note 5))			$115,718
Interest			4,900

TOTAL INCOME			120,618

Expenses:
Investment adviser fee (Note 5)		$73,669
Administrative personnel and services fee (Note 5)		230,295
Custodian fees		15,829
Transfer and dividend disbursing agent fees and expenses		49,541
Directors’/Trustees’ fees		729
Auditing fees		15,591
Legal fees		6,215
Portfolio accounting fees		75,295
Distribution services fee--Class A Shares (Note 5)		2,111
Distribution services fee--Class C Shares (Note 5)		17,556
Shareholder services fee--Class A Shares (Note 5)		5,389
Shareholder services fee--Class C Shares (Note 5)		3,958
Share registration costs		61,489
Printing and postage		23,535
Insurance premiums		6,106
Miscellaneous		3,320

TOTAL EXPENSES		590,628

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(73,669)
Waiver of administrative personnel and services fee (Note 5)	(105,133)
Waiver of transfer and dividend disbursing agent fees and expenses	(12,050)
Waiver of portfolio accounting fees	(20,162)
Reimbursement of other operating expenses (Note 5)	(239,213)

TOTAL WAIVERS AND REIMBURSEMENTS		(450,227)

Net expenses			140,401

Net investment income (loss)			(19,783)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			222,906
Net change in unrealized appreciation of investments			531,414

Net realized and unrealized gain on investments			754,320

Change in net assets resulting from operations			$734,537

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(19,783)	$(12,305)
Net realized gain (loss) on investments	222,906	(297,994)
Net change in unrealized appreciation/depreciation of investments	531,414	294,647

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	734,537	(15,652)

Share Transactions:
Proceeds from sale of shares	6,651,420	4,953,565
Cost of shares redeemed	(1,606,158)	(166,458)
Redemption fees[2]	1,870	2,163

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,047,132	4,789,270

Change in net assets	5,781,669	4,773,618

Net Assets:
Beginning of period	4,773,618	--

End of period	$10,555,287	$4,773,618

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

2 Redemption fees in 2006 have been reclassified to permit comparison.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Tax Aware/All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation while seeking to minimize the impact of taxes.

MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	259,278	$2,871,927	134,445	$1,376,578
Shares redeemed	(80,930)	(876,653)	(929)	(9,501)
Redemption fees	--	652	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	178,348	$1,995,926	133,516	$1,367,077

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	187,148	$2,138,258	212,325	$2,202,874
Shares redeemed	(51,271)	(591,818)	(13,272)	(135,352)
Redemption fees	--	712	--	2,163

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	135,877	$1,547,152	199,053	$2,069,685

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	144,501	$1,641,235	131,487	$1,374,113
Shares redeemed	(11,851)	(137,687)	(2,074)	(21,605)
Redemption fees	--	506	--	--

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	132,650	$1,504,054	129,413	$1,352,508

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	446,875	$5,047,132	461,982	$4,789,270

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in-capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Paid-In Capital	Undistributed Net Investment Income

$(19,783)	$19,783

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$822,760

Capital loss carryforwards	$(71,787)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $9,836,512. The net unrealized appreciation of investments for federal tax purposes was $822,760. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,100,256 and net unrealized depreciation from investments for those securities having an excess of cost over value of $277,496.

At July 31, 2007, the Fund had a capital loss carryforward of $71,787 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount

2014	$2,945

2015	$68,842

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.90% of the Fund’s average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.00% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $73,652 of its fee and reimbursed $239,213 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under the previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 1.573% of average daily net assets of the Fund. FAS waived $105,133 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $15,419 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $3,893 in sales charges from the sale of Class A Shares. FSC also retained $14 of contingent deferred sales charges relating to redemptions of Class C Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund’s Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.40%, 1.65% and 2.40%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $17 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 are as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	925,941	736,583	189,358	$189,358	$1,255

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$17,046,857

Sales	$12,035,473

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT TAX AWARE/ALL CAP CORE FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Tax Aware/All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Boston, Massachusetts

September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT TAX AWARE/ALL CAP CORE FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund’s performance fell below the median of the relevant peer group for the one year period ending December 31, 2006. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under "Related Information", then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Tax Aware/All Cap Core Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R403
Cusip 31421R502

37337 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Tax
Aware/All Cap Core Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2007

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2007 [1]	Period Ended 7/31/2006 [2]

Net Asset Value, Beginning of Period	$10.36	$10.00
Income From Investment Operations:
Net investment income (loss)	0.01 [3]	(0.03) [3]
Net realized and unrealized gain on investments	1.32	0.39

TOTAL FROM INVESTMENT OPERATIONS	1.33	0.36

Net Asset Value, End of Period	$11.69	$10.36

Total Return[4]	12.84%	3.60%

Ratios to Average Net Assets:

Net expenses	1.40%	1.76%[5]

Net investment income (loss)	0.12%	(0.25)%[5]

Expense waiver/reimbursement[6]	5.47%	3.71%[5]

Supplemental Data

Net assets, end of period (000 omitted)	$3,645	$1,383

Portfolio turnover	154%	182%

1 MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2007	Ending Account Value 7/31/2007	Expenses Paid During Period[1]

Actual	$1,000	$1,020.10	$6.96

Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.90	$6.95

1 Expenses are equal to the Fund’s annualized net expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management’s Discussion of Fund Performance

The fund’s total return for the fiscal year ended July 31, 2007 was 12.84% for Institutional Shares.1 The total return of the Russell 3000® Index2 (Russell 3000®) was 16.08% for the same period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 3000®. The total return of the Lipper Multi-Cap Core Funds Index3 was 18.31% for the same period.

1 The fund is the successor to the MDT Tax Aware/All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Tax Aware/All Cap Core Fund.

2 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index. The index is unmanaged and investments can not be made directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000®, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap® Index,4 which exceeded the 15.48% and 12.12% results for the Russell Top 200® Index5 and the Russell 2000® Index,6 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000® Growth Index7 returning 19.24% as compared to 12.97% for the Russell 3000® Value Index.8

The best performing sectors during the reporting period in the Russell 3000® were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).

FUND PERFORMANCE

The most significant contributor to the fund’s performance relative to the Russell 3000® was its overweight in the Energy sector. Stock selection in the Information Technology sector provided a modest contribution to relative performance. The fund’s performance was negatively impacted by its overweight relative to the Russell 3000® in the Financials sector and by its stock selection in that sector.

Individual stocks contributing to the fund’s performance relative to the Russell 3000® included: Apple Computer Inc., Schlumberger Limited Ltd., Chevron Corp., Morgan Stanley, and Marathon Oil Corp.

Individual stocks detracting from the fund’s performance relative to the Russell 3000® included: Exxon Mobil Corp., Merrill Lynch & Co., Inc., Cisco Systems Inc., Hess Corp. and AT&T Inc.

4 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.

6 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments can not be made directly in an index.

7 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments can not be made directly in an index.

8 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments can not be made directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

GROWTH OF A $25,000 INVESTMENT -- INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,0001 in the Federated MDT Tax Aware/All Cap Core Fund (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 3000 Index (Russell 3000)2 and the Lipper Multi-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2007

1 Year	12.84%

Start of Performance (9/15/2005)	8.68%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as far as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Portfolio of Investments Summary Table

At July 31, 2007, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Money Center Bank	7.6%

Securities Brokerage	5.7%

Multi-Line Insurance	5.4%

Oil Well Supply	5.4%

Internet Services	5.2%

Integrated Domestic Oil	5.0%

Integrated International Oil	4.9%

Regional Bank	4.8%

Life Insurance	4.7%

Property Liability Insurance	4.6%

Computers-Low End	4.5%

Agricultural Chemicals	3.8%

Oil Refiner	3.0%

Multi-Industry Capital Goods	2.9%

Building Supply Stores	2.5%

Metal Fabrication	2.5%

Financial Services	2.0%

Electric Utility	1.7%

Railroad	1.5%

Crude Oil & Gas Production	1.3%

Services to Medical Professionals	1.1%

Apparel	1.0%

Ethical Drugs	1.0%

Other[2]	17.1%

Cash Equivalents[3]	1.8%

Other Assets and Liabilities--Net[4]	(1.0)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other”.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2007

Shares			Value

		COMMON STOCKS--99.2%
		Advertising--0.2%
382		Omnicom Group, Inc.	$19,814

		Agricultural Chemicals--3.8%
184		Bunge Ltd.	16,672
88		FMC Corp.	7,843
5,799		Monsanto Co.	373,746

		TOTAL	398,261

		Agricultural Machinery--0.5%
400		Deere & Co.	48,168

		Aluminum--0.1%
275		Alcoa, Inc.	10,505

		Apparel--1.0%
2,115	[1]	Coach, Inc.	96,148
295		Guess ?, Inc.	14,010

		TOTAL	110,158

		Auto Original Equipment Manufacturers--0.4%
258		American Axle & Manufacturing Holdings, Inc.	6,244
183	[1]	AutoZone, Inc.	23,206
103		Johnson Controls, Inc.	11,654
119		Sun Hydraulics, Inc.	3,537

		TOTAL	44,641

		Biotechnology--0.1%
167	[1]	Martek Biosciences Corp.	4,279
171	[1]	Waters Corp.	9,962

		TOTAL	14,241

		Book Publishing--0.0%
69	[1]	Scholastic Corp.	2,220

		Broadcasting--0.1%
339	[1]	Discovery Holding Co., Class A	8,041

		Building Supply Stores--2.5%
3,094		Home Depot, Inc.	115,004
5,369		Lowe’s Cos., Inc.	150,386

		TOTAL	265,390

		Cable TV--0.6%
2,368	[1]	Comcast Corp., Class A	62,207

		COMMON STOCKS--continued
		Cement--0.3%
261		Martin Marietta Materials, Inc.	$35,757

		Clothing Stores--0.3%
708	[1]	Aeropostale, Inc.	26,961
187	[1]	Hanesbrands, Inc.	5,799

		TOTAL	32,760

		Computer Networking--0.1%
442	[1]	Juniper Networks, Inc.	13,242

		Computer Services--0.2%
310	[1]	Cognizant Technology Solutions Corp.	25,104

		Computer Stores--0.1%
666	[1]	Ingram Micro, Inc., Class A	13,353

		Computers - Low End--4.5%
3,608	[1]	Apple, Inc.	475,390

		Construction Machinery--0.1%
184		Manitowoc, Inc.	14,291

		Cosmetics & Toiletries--0.0%
47		Estee Lauder Cos., Inc., Class A	2,116

		Crude Oil & Gas Production--1.3%
511		Apache Corp.	41,309
206	[1]	Bill Barrett Corp.	7,070
149		Cimarex Energy Co.	5,640
1,079		Devon Energy Corp.	80,504
37		Pogo Producing Co.	1,971

		TOTAL	136,494

		Defense Aerospace--0.1%
189		Goodrich (B.F.) Co.	11,890

		Defense Electronics--0.4%
217	[1]	FLIR Systems, Inc.	9,472
60	[1]	First Solar, Inc.	6,754
120		Raytheon Co.	6,643
279		Rockwell Collins	19,167

		TOTAL	42,036

		Department Stores--0.1%
159		Target Corp.	9,631

		Discount Department Stores--0.1%
359		Foot Locker, Inc.	6,663

		Diversified Leisure--0.1%
204		Carnival Corp.	9,039

		COMMON STOCKS--continued
		Diversified Oil--0.6%
1,181		Occidental Petroleum Corp.	$66,986

		Drug Stores--0.1%
154		Longs Drug Stores Corp.	7,447

		Electric Utility--1.7%
621	[1]	Allegheny Energy, Inc.	32,435
752		Ameren Corp.	36,081
481		DTE Energy Co.	22,309
1,289		Edison International	68,175
277		Pepco Holdings, Inc.	7,498
165		Portland General Electric Co.	4,440
336		SCANA Corp.	12,560

		TOTAL	183,498

		Electrical Equipment--0.0%
91		AMETEK, Inc.	3,551

		Electronic Instruments--0.0%
74		Analogic Corp.	4,913

		Ethical Drugs--1.0%
366	[1]	King Pharmaceuticals, Inc.	6,226
402		Pfizer, Inc.	9,451
3,104		Schering Plough Corp.	88,588

		TOTAL	104,265

		Financial Services--2.0%
893		Ambac Financial Group, Inc.	59,965
651		Ameriprise Financial, Inc.	39,236
920		CIT Group, Inc.	37,886
39		CME Group, Inc.	21,478
94		Dun & Bradstreet Corp.	9,189
225		Janus Capital Group, Inc.	6,763
312		MBIA Insurance Corp.	17,503
125	[1]	Mastercard, Inc., Class A	20,100

		TOTAL	212,120

		Gas Distributor--0.1%
206		AGL Resources, Inc.	7,766
148		MDU Resources Group, Inc.	4,034

		TOTAL	11,800

		Home Building--0.8%
735		Centex Corp.	27,423
658		KB HOME	20,931
		COMMON STOCKS--continued
		Home Building--continued
979		Lennar Corp., Class A	$30,016
6	[1]	NVR, Inc.	3,471

		TOTAL	81,841

		Insurance Brokerage--0.1%
9	[1]	Markel Corp.	4,190
217		Odyssey Re Holdings Corp.	7,638

		TOTAL	11,828

		Integrated Domestic Oil--5.0%
4,052		ConocoPhillips	327,564
3,595		Marathon Oil Corp.	198,444

		TOTAL	526,008

		Integrated International Oil--4.9%
6,106		Chevron Corp.	520,598

		Internet Services--5.2%
2,795	[1]	Amazon.com, Inc.	219,519
330	[1]	IAC Interactive Corp.	9,484
404	[1]	Priceline.com, Inc.	25,775
9,134	[1]	eBay, Inc.	295,942

		TOTAL	550,720

		Iron Ore Production--0.2%
257		Cleveland Cliffs, Inc.	17,802

		Leasing--0.0%
91		GATX Corp.	4,128

		Life Insurance--4.7%
145		Delphi Financial Group, Inc.	5,825
4,756		MetLife, Inc.	286,406
334		Nationwide Financial Services, Inc., Class A	19,008
330		Protective Life Corp.	14,197
1,678		Prudential Financial, Inc.	148,721
282		Torchmark Corp.	17,354

		TOTAL	491,511

		Lumber Products--0.1%
466		Louisiana-Pacific Corp.	8,630

		Major Steel Producer--0.1%
169		Ryerson, Inc.	5,423

		COMMON STOCKS--continued
		Maritime--0.4%
221	[1]	Genco Shipping & Trading Ltd.	$12,449
411		Overseas Shipholding Group, Inc.	31,889

		TOTAL	44,338

		Medical Supplies--0.1%
99	[1]	Kyphon, Inc.	6,496

		Medical Technology--0.9%
157		Dentsply International, Inc.	5,729
307	[1]	Intuitive Surgical, Inc.	65,271
668	[1]	St. Jude Medical, Inc.	28,818

		TOTAL	99,818

		Metal Containers--0.1%
134		Ball Corp.	6,870

		Metal Fabrication--2.5%
1,669		Precision Castparts Corp.	228,753
413		Timken Co.	13,794
841		Worthington Industries, Inc.	17,409

		TOTAL	259,956

		Mini-Mill Producer--0.3%
800		Commercial Metals Corp.	24,672
149		Schnitzer Steel Industries, Inc., Class A	8,074

		TOTAL	32,746

		Miscellaneous Components--0.3%
436		Amphenol Corp., Class A	14,937
199	[1]	Cree, Inc.	5,098
456	[1]	Vishay Intertechnology, Inc.	7,073

		TOTAL	27,108

		Miscellaneous Food Products--0.8%
2,516		Archer-Daniels-Midland Co.	84,538

		Miscellaneous Machinery--0.2%
113		Roper Industries, Inc.	6,778
104		SPX Corp.	9,762

		TOTAL	16,540

		Miscellaneous Metals--0.3%
57		Kennametal, Inc.	4,370
374		Metal Management, Inc.	15,712
544	[1]	USEC, Inc.	9,134

		TOTAL	29,216

		COMMON STOCKS--continued
		Money Center Bank--7.6%
5,711		Bank of America Corp.	$270,816
955		Citigroup, Inc.	44,474
10,962		J.P. Morgan Chase & Co.	482,438

		TOTAL	797,728

		Mortgage and Title--0.1%
165		LandAmerica Financial Group, Inc.	12,637

		Multi-Industry Transportation--0.1%
276	[1]	Hub Group, Inc., Class A	9,390

		Multi-Industry Capital Goods--2.9%
33		Acuity Brands, Inc.	1,950
67		American Standard Cos.	3,621
6,466		General Electric Co.	250,622
904		Honeywell International, Inc.	51,989

		TOTAL	308,182

		Multi-Line Insurance--5.4%
1,488		Allstate Corp.	79,087
6,466		American International Group, Inc.	414,988
723		Assurant, Inc.	36,671
214	[1]	CNA Financial Corp.	8,885
306		Hartford Financial Services Group, Inc.	28,112

		TOTAL	567,743

		Mutual Fund Adviser--0.3%
71	[1]	Affiliated Managers Group	8,023
171		Franklin Resources, Inc.	21,780

		TOTAL	29,803

		Offshore Driller--0.9%
92	[1]	Hornbeck Offshore Services, Inc.	3,961
347	[1]	Oceaneering International, Inc.	19,488
1,059		Tidewater, Inc.	72,457

		TOTAL	95,906

		Oil Refiner--3.0%
1,034		Tesoro Petroleum Corp.	51,493
3,985		Valero Energy Corp.	267,035

		TOTAL	318,528

		Oil Service, Explore & Drill--0.5%
386	[1]	Grant Prideco, Inc.	21,655
375	[1]	McDermott International, Inc.	31,103

		TOTAL	52,758

		COMMON STOCKS--continued
		Oil Well Supply--5.4%
242	[1]	Cameron International Corp.	$18,876
508	[1]	FMC Technologies, Inc.	46,492
5,303		Schlumberger Ltd.	502,300

		TOTAL	567,668

		Other Communications Equipment--0.1%
99		Harris Corp.	5,433

		Other Steel Producer--0.2%
247		Chaparral Steel Co.	20,758

		Paper Products--0.5%
747		MeadWestvaco Corp.	24,307
442		Temple-Inland, Inc.	25,693

		TOTAL	50,000

		Poultry Products--0.3%
563		Pilgrim’s Pride Corp.	18,962
322		Sanderson Farms, Inc.	12,838

		TOTAL	31,800

		Property Liability Insurance--4.6%
429		American Financial Group, Inc.	12,051
2,549		Chubb Corp.	128,495
353		Commerce Group, Inc. - Massachusetts	10,142
545		HCC Insurance Holdings, Inc.	15,958
1,321		Loews Corp.	62,615
141		Mercury General Corp.	7,301
220		Ohio Casualty Corp.	9,550
114	[1]	Philadelphia Consolidated Holding Corp.	4,120
355		Reinsurance Group of America	18,925
379		SAFECO Corp.	22,160
3,751		The St. Paul Travelers Cos., Inc.	190,476
30		Transatlantic Holdings, Inc.	2,195

		TOTAL	483,988

		Railroad--1.5%
3,021		Norfolk Southern Corp.	162,469

		Regional Bank--4.8%
256		Associated Banc Corp.	7,357
510		BB&T Corp.	19,084
181		Central Pacific Financial Corp.	5,106
161		City National Corp.	11,397
228		Colonial BancGroup, Inc.	4,973
		COMMON STOCKS--continued
		Regional Bank--continued
901		Comerica, Inc.	$47,447
1,256		Fifth Third Bancorp	46,334
262		FirstMerit Corp.	4,802
91		Huntington Bancshares, Inc.	1,747
4,171		KeyCorp	144,692
86		M & T Bank Corp.	9,141
1,607		National City Corp.	47,230
1,391		SunTrust Banks, Inc.	108,915
588		UnionBanCal Corp.	32,493
254		Zions Bancorp	18,936

		TOTAL	509,654

		Restaurant--0.2%
280	[1]	Buffalo Wild Wings, Inc.	12,102
364		Yum! Brands, Inc.	11,663

		TOTAL	23,765

		Securities Brokerage--5.7%
597		Goldman Sachs Group, Inc.	112,439
1,499		Lehman Brothers Holdings, Inc.	92,938
1,559		Merrill Lynch & Co., Inc.	115,678
4,401		Morgan Stanley	281,092

		TOTAL	602,147

		Semiconductor Distribution--0.3%
888	[1]	Avnet, Inc.	33,637

		Semiconductor Manufacturing--0.7%
248		Altera Corp.	5,754
670		Intersil Corp., Class A	19,598
1,132		Linear Technology Corp.	40,356
433	[1]	Spansion, Inc.	4,594

		TOTAL	70,302

		Semiconductor Manufacturing Equipment--0.0%
240	[1]	Teradyne, Inc.	3,766

		Services to Medical Professionals--1.1%
824	[1]	Express Scripts, Inc.	41,307
45	[1]	Laboratory Corp. of America Holdings	3,323
741	[1]	Medco Health Solutions, Inc.	60,221
169	[1]	Nighthawk Radiology Holdings, Inc.	3,486
116	[1]	Wellpoint, Inc.	8,714

		TOTAL	117,051

		COMMON STOCKS--continued
		Shoes--0.4%
658	[1]	Crocs, Inc.	$39,033

		Software Packaged/Custom--0.9%
168	[1]	Blue Coat Systems, Inc.	8,187
608	[1]	Computer Sciences Corp.	33,853
88		National Instruments Corp.	2,847
2,125	[1]	Oracle Corp.	40,630
176	[1]	SPSS, Inc.	7,223

		TOTAL	92,740

		Specialty Chemicals--0.3%
149		Minerals Technologies, Inc.	9,636
465	[1]	OM Group, Inc.	22,525

		TOTAL	32,161

		Specialty Retailing--0.0%
158	[1]	AutoNation, Inc.	3,078
88		Borders Group, Inc.	1,440

		TOTAL	4,518

		Telecommunication Equipment & Services--0.2%
772	[1]	Corning, Inc.	18,404

		Telephone Utility--0.6%
1,008		Embarq Corp.	62,284

		Trucking--0.1%
140		Con-way, Inc.	6,915

		Undesignated Consumer Cyclicals--0.8%
493		DeVRY, Inc.	15,973
565	[1]	ITT Educational Services, Inc.	59,698
164	[1]	TeleTech Holdings, Inc.	4,810

		TOTAL	80,481

		Undesignated Consumer Staples--0.2%
422	[1]	Nutri/System, Inc.	23,514

		Undesignated Health--0.0%
94		IMS Health, Inc.	2,644

		TOTAL COMMON STOCKS (IDENTIFIED COST $9,643,853)	10,469,914

		MUTUAL FUND--1.8%
189,358	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.25% (AT NET ASSET VALUE)	$189,358

		TOTAL INVESTMENTS--101.0% (IDENTIFIED COST $9,833,211)4	10,659,272

		OTHER ASSETS AND LIABILITIES-NET--(1.0)%	(103,985)

		TOTAL NET ASSETS--100%	$10,555,287

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $9,836,512.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Total investments in securities, at value including $189,358 of investments in an affiliated issuer (Note 5) (identified cost $9,833,211)		$10,659,272
Income receivable		2,719
Receivable for investments sold		427,017
Receivable for shares sold		34,150

TOTAL ASSETS		11,123,158

Liabilities:
Payable for investments purchased	$516,768
Payable for shares redeemed	76
Payable for transfer and dividend disbursing agent fees and expenses	11,706
Payable for Directors’/Trustees’ fees	616
Payable for portfolio accounting fees	7,169
Payable for distribution services fee (Note 5)	2,674
Payable for shareholder services fee (Note 5)	3,790
Accrued expenses	25,072

TOTAL LIABILITIES		567,871

Net assets for 908,857 shares outstanding		$10,555,287

Net Assets Consist of:
Paid-in capital		$9,804,314
Net unrealized appreciation of investments		826,061
Accumulated net realized loss on investments		(75,088)

TOTAL NET ASSETS		$10,555,287

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($3,645,436 ÷ 311,864 shares outstanding), no par value, unlimited shares authorized		$11.69

Offering price per share		$11.69

Redemption proceeds per share		$11.69

Class A Shares:
Net asset value per share ($3,902,746 ÷ 334,930 shares outstanding), no par value, unlimited shares authorized		$11.65

Offering price per share (100/94.50 of $11.65)[1]		$12.33

Redemption proceeds per share		$11.65

Class C Shares:
Net asset value per share ($3,007,105 ÷ 262,063 shares outstanding), no par value, unlimited shares authorized		$11.47

Offering price per share		$11.47

Redemption proceeds per share (99.00/100 of $11.47)[1]		$11.36

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2007

Investment Income:
Dividends (including $1,255 received from an affiliated issuer (Note 5))			$115,718
Interest			4,900

TOTAL INCOME			120,618

Expenses:
Investment adviser fee (Note 5)		$73,669
Administrative personnel and services fee (Note 5)		230,295
Custodian fees		15,829
Transfer and dividend disbursing agent fees and expenses		49,541
Directors’/Trustees’ fees		729
Auditing fees		15,591
Legal fees		6,215
Portfolio accounting fees		75,295
Distribution services fee--Class A Shares (Note 5)		2,111
Distribution services fee--Class C Shares (Note 5)		17,556
Shareholder services fee--Class A Shares (Note 5)		5,389
Shareholder services fee--Class C Shares (Note 5)		3,958
Share registration costs		61,489
Printing and postage		23,535
Insurance premiums		6,106
Miscellaneous		3,320

TOTAL EXPENSES		590,628

Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(73,669)
Waiver of administrative personnel and services fee (Note 5)	(105,133)
Waiver of transfer and dividend disbursing agent fees and expenses	(12,050)
Waiver of portfolio accounting fees	(20,162)
Reimbursement of other operating expenses (Note 5)	(239,213)

TOTAL WAIVERS AND REIMBURSEMENTS		(450,227)

Net expenses			140,401

Net investment income (loss)			(19,783)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			222,906
Net change in unrealized appreciation of investments			531,414

Net realized and unrealized gain on investments			754,320

Change in net assets resulting from operations			$734,537

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2007	Period Ended 7/31/2006 [1]

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(19,783)	$(12,305)
Net realized gain (loss) on investments	222,906	(297,994)
Net change in unrealized appreciation/depreciation of investments	531,414	294,647

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	734,537	(15,652)

Share Transactions:
Proceeds from sale of shares	6,651,420	4,953,565
Cost of shares redeemed	(1,606,158)	(166,458)
Redemption fees[2]	1,870	2,163

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,047,132	4,789,270

Change in net assets	5,781,669	4,773,618

Net Assets:
Beginning of period	4,773,618	--

End of period	$10,555,287	$4,773,618

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

2 Redemption fees in 2006 have been reclassified to permit comparison.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2007

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated MDT Tax Aware/All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation while seeking to minimize the impact of taxes.

MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for investments in other open-end registered investment companies, based on net asset value (NAV);
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	259,278	$2,871,927	134,445	$1,376,578
Shares redeemed	(80,930)	(876,653)	(929)	(9,501)
Redemption fees	--	652	--	--

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	178,348	$1,995,926	133,516	$1,367,077

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	187,148	$2,138,258	212,325	$2,202,874
Shares redeemed	(51,271)	(591,818)	(13,272)	(135,352)
Redemption fees	--	712	--	2,163

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	135,877	$1,547,152	199,053	$2,069,685

	Year Ended 7/31/2007		Period Ended 7/31/2006[1]

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	144,501	$1,641,235	131,487	$1,374,113
Shares redeemed	(11,851)	(137,687)	(2,074)	(21,605)
Redemption fees	--	506	--	--

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	132,650	$1,504,054	129,413	$1,352,508

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	446,875	$5,047,132	461,982	$4,789,270

1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in-capital.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Paid-In Capital	Undistributed Net Investment Income

$(19,783)	$19,783

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$822,760

Capital loss carryforwards	$(71,787)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2007, the cost of investments for federal tax purposes was $9,836,512. The net unrealized appreciation of investments for federal tax purposes was $822,760. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,100,256 and net unrealized depreciation from investments for those securities having an excess of cost over value of $277,496.

At July 31, 2007, the Fund had a capital loss carryforward of $71,787 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount

2014	$2,945

2015	$68,842

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.90% of the Fund’s average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.00% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser has agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. For the year ended July 31, 2007, the Adviser waived $73,652 of its fee and reimbursed $239,213 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the “Agreement”), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under the previous administrative services contract. In addition, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2007, the net fee paid to FAS was 1.573% of average daily net assets of the Fund. FAS waived $105,133 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2007, FSC retained $15,419 of fees paid by the Fund.

Sales Charges

For the year ended July 31, 2007, FSC retained $3,893 in sales charges from the sale of Class A Shares. FSC also retained $14 of contingent deferred sales charges relating to redemptions of Class C Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including the distribution (12b-1) fee) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.40%, 1.65% and 2.40%, respectively, for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after September 30, 2008.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2007, the Adviser reimbursed $17 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended July 31, 2007 are as follows:

Affiliate	Balance of Shares Held 7/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2007	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	--	925,941	736,583	189,358	$189,358	$1,255

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2007, were as follows:

Purchases	$17,046,857

Sales	$12,035,473

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2007, there were no outstanding loans. During the year ended July 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, “Federated”), along with various investment companies sponsored by Federated (“Funds”) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT TAX AWARE/ALL CAP CORE FUND

We have audited the accompanying statement of assets and liabilities of Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Tax Aware/All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 19, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT and TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas M. O’Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT and CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract

FEDERATED MDT TAX AWARE/ALL CAP CORE FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund’s performance fell below the median of the relevant peer group for the one year period ending December 31, 2006. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information”, then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund’s page click, on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Tax Aware/All Cap Core Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R601

37321 (9/07)

Federated is a registered mark of Federated Investors, Inc.
2007 ©Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

            (a)   Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $165,700

                  Fiscal year ended 2006 - N/A

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - N/A

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $4,459 and N/A,
      respectively.  Audit consents issued for N-14 business combinations and N-
      1A filing.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $N/A

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and N/A,
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - N/A

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $13,020 and N/A,
      respectively.  Due diligence analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - N/A

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - N/A

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - N/A

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2007 - $102,937

            Fiscal year ended 2006 - N/A

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED MDT SERIES

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE         September 20, 2007
-

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
            J. CHRISTOPHER DONAHUE, PRINCIPAL EXECUTIVE OFFICER

DATE        September 20, 2007

BY          /S/ ___RICHARD A. NOVAK
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE        September 20, 2007